Oppenheimer
Select Managers

Prospectus dated March 28, 2003

Mercury Advisors S&P 500 Index Fund
Mercury Advisors Focus Growth Fund
QM Active Balanced Fund
Jennison Growth Fund
Salomon Brothers All Cap Fund
Gartmore Millennium Growth Fund II

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds' securities nor has it determined that this
Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

CONTENTS

            ABOUT THE FUNDS

            OSM - Mercury Advisors S&P 500 Index Fund OSM - Mercury Advisors
            Focus Growth Fund OSM - QM Active Balanced Fund OSM - Jennison
            Growth Fund OSM - Salomon Brothers All Cap Fund OSM - Gartmore
            Millennium Growth Fund II About the Funds' Investments How the Funds
            are Managed

            ABOUT YOUR ACCOUNT

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class N Shares
            Class Y Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Website
            Retirement Plans

            How to Sell Shares

            By Wire
            By Mail
            By Telephone

            How to Exchange Shares
            Shareholder Account Rules and Policies
            Dividends, Capital Gains and Taxes
            Master/Feeder Structure
            Financial Highlights

ABOUT THE FUNDS

Oppenheimer Select Managers -
Mercury Advisors S&P 500 Index Fund

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks to match the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500")
as closely as possible before the deduction of Fund expenses.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund is a non-diversified mutual fund series of Oppenheimer Select Managers (referred to in this Prospectus as the
"Trust" or "OSM") that invests all of its assets in the Master S&P 500 Index
Series of the Quantitative Master Series Trust, a registered investment company
(the "Master Fund") that has the same goals as the Fund. All investments will be made by the Master Fund. This structure is sometimes referred to as a
"master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Master Fund. For simplicity, the term
"Fund" refers to the Fund and/or the Master Fund, unless otherwise identified.
For more information on the master/feeder structure, see "Master/Feeder
Structure" on page 74.

      The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in securities or other financial instruments in, or correlated with, the S&P 500. The Fund may invest in all 500 stocks in the
S&P 500 in roughly the same proportions as their weightings in the S&P
500. The Fund may also invest in a strategically selected sample of the 500 stocks in the S&P 500 which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the S&P
500 as a whole, but which involves less transaction cost than would be incurred by purchasing all 500 stocks. Fund Asset Management L.P., doing business as
Mercury Advisors, the investment adviser to the Master Fund (the "Adviser"), may also purchase stocks not included in the S&P 500 when it believes that it would be a cost effective way of approximating the S&P 500's performance to do so. If the Adviser uses these techniques, the Fund may not track the S&P
500 as closely as it would if it were fully replicating the S&P 500. The
Fund may change the index it attempts to match if the Adviser believes a different index would better enable the Fund to match the performance of the market segment represented by the S&P 500 and, accordingly, the investment objective of the Fund may be changed without shareholder approval.

      The Fund may invest in illiquid securities, repurchase agreements, and may engage in securities lending. The Fund will also invest in short term money market instruments such as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies, or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations and repurchase agreements and commingled short-term liquidity funds. To the extent the Fund invests in short term money market instruments, it will generally also invest in options, futures or other derivatives in order to seek to maintain full exposure to the S&P 500. The
Fund will not invest in options, futures, other derivative instruments or short term money market instruments in order to lessen the Fund's exposure to common stocks as a defensive strategy, but will instead generally attempt to remain fully invested at all times.

      The Fund may invest in derivative instruments, and will normally invest a substantial portion of its assets in options and futures contracts linked to the performance of the S&P 500. Derivatives allow the Fund to increase or decrease its exposure to the S&P 500 quickly and at less cost than buying or selling stocks. The Fund will invest in options, futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the
Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the target index.

How Does the Fund's Adviser Decide What Securities To Buy or Sell? The Adviser
provides the day-to-day portfolio management of the Fund's assets. The Master
Fund's portfolio manager is employed by the Adviser. The Adviser will not attempt to buy or sell securities based on its economic, financial or market analysis, but will instead employ a "passive" investment approach. This means that the Adviser will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500 before deduction of Fund expenses. Except as otherwise provided in the
Prospectus, the Adviser will buy or sell securities only when it believes it is necessary to do so in order to match the performance of the S&P 500. The portfolio manager monitors individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

Who is the Fund Designed For? The Fund is designed for investors who want to invest in the securities of large U.S. companies contained in the S&P 500 and are willing to accept the risk that the value of their investment may decline.
The Fund does not seek current income and the income from its investments will likely be small. The Fund is not designed for investors needing current income or preservation of capital. Shares of the Fund are available for purchase by retirement plans only. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have some degree of risk. The Fund's investments are subject to changes in their value from a number of factors, some of which are described below. The risks described below collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund.
When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund or the Master Fund will achieve its investment objective.

Selection Risk. The Fund is subject to selection risk, which is the risk that the Fund's investments, which may not fully mirror the index, may underperform the stock market or other funds with similar investment objectives and investment strategies. The Fund will attempt to be fully invested at all times, and will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the
Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, the Fund has operating and other expenses while the S&P 500 does not. As a result, while the Fund will attempt to track the S&P 500 as closely as possible, it will tend to underperform the S&P
500 to some degree over time.

Risks of Investing in Stocks. Because the Fund invests primarily in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets.
Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. Prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may also behave differently from each other.
Securities in the Fund's portfolio may not increase as much as the market as a whole. Some securities may not be actively traded, and therefore, may not be readily bought or sold. Although at times some of the Fund's investments may appreciate in value rapidly, investors should not expect that most of the Fund's investments will appreciate rapidly.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Risks of Derivative Investments. The Fund can use derivatives for the management of cash balances as well as to increase or decrease its exposure to the S&P
500 quickly. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options and futures are examples of derivatives the Fund can use.

      The Fund may use derivatives for anticipatory hedging. Anticipatory hedging is a strategy in which the Fund uses a derivative to offset the risk that securities in which the Fund intends to invest will increase in value before the Fund has an opportunity to purchase the securities. The Fund will use derivatives for anticipatory hedging in order to gain exposure efficiently to its underlying indices or market segments in the event the Fund receives cash inflows. Derivatives may not always be available or cost efficient. If the Fund invests in derivatives, the investments may not be as effective as a hedge against price movements.

      If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the portfolio manager expected it to perform. If that happens, the Fund's share prices could fall, or its hedge might be unsuccessful. Some derivatives may be illiquid, making it difficult to sell them quickly at an acceptable price. The Fund has limits on the amount of particular types of derivatives it can hold. Using derivatives can increase the volatility of the Fund's share prices.

Risks of Short Sales. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the
Fund will realize a gain. Any gain will be decreased, and any loss increased, by transaction costs. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. If the
Fund makes short sales of securities that increase in value, it may underperform similar mutual funds that do not make short sales of securities they do not own.

Risks of Non-Diversification. The Fund is "non-diversified." That means that compared to funds that are diversified, it can invest a greater portion of its net assets in the securities of one issuer, such as the Master Fund. However, the Master Fund invests, under normal circumstances, at least 80% of its assets in securities or other financial instruments which are contained in or correlated with securities in the S&P 500. Therefore, the portfolio investments of the Master Fund may be diversified.

HOW RISKY IS THE FUND OVERALL? The Master Fund focuses its investments on the stocks of large U.S. companies with the intent of replicating the S&P 500 before deduction of fees and expenses. The price of the Master Fund's shares can go up and down substantially. The Master Fund does not use income-oriented investments to help cushion the Master Fund's total return from changes in stock prices. The Fund invests all of its assets in shares of the Master Fund and is therefore non-diversified. It will therefore be vulnerable to the effects of economic changes that affect shares of the Master Fund. These changes can affect the value of the Fund's price per share. In the OppenheimerFunds spectrum, the
Fund is generally more aggressive than funds that invest in both stocks and bonds, but may be less volatile than mid-cap stock funds.

------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
------------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the
Fund, by showing the Fund's performance (for its Class A shares) since the
Fund's inception and by showing how the average annual total returns of the
Fund's shares compare to those of a broad-based market index. Please remember that the Fund is intended to be a long-term investment, and that performance results are historical, and that past performance (particularly over a short-term period) is not predictive of future results.

Annual Total Returns (Class A)
(as of 12/31 each year)

  [See appendix to prospectus for data in bar chart showing the annual total return]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.
During the period shown in the bar chart, the highest return (not annualized)
before taxes for a calendar quarter was 7.71% (4thQtr'02) and the lowest return
(not annualized) before taxes for a calendar quarter was -17.30% (3rdQtr'02).

--------------------------------------------------------------------------------

                                                                         5 Years
Average Annual Total Returns                                     (or life of
for the periods ended December 31, 2002             1 Year     class, if less)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares (inception 2/16/01)                  -27.62%        -21.15%

--------------------------------------------------------------------------------

S&P 500 Index (reflects no deduction for fees,      -22.09%       -15.80%1
expenses or taxes)

--------------------------------------------------------------------------------

Class B Shares (inception 2/16/01)                  -27.56%        -20.91%

--------------------------------------------------------------------------------

Class C Shares (inception 2/16/01)                  -24.54%        -19.23%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class N Shares (inception 3/1/01)                   -24.10%        -17.12%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class Y Shares (inception 2/16/01)                  -23.06%        -18.29%

--------------------------------------------------------------------------------

1From 2/28/01.
The Fund's average annual total returns include applicable sales charges: for
Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 4% (life of class); and for
Class C and Class N, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the S&P 500 Index, an unmanaged index of equity securities. The index performance includes reinvestment of income but does not reflect transaction costs, expenses or taxes. The Fund's investments may vary from those in the index.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays indirectly through its investment in the Master Fund for management of its assets. The Fund pays a variety of expenses directly for administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal year ended December 31, 2002.

Shareholder Fees (charges paid directly from your investment):

---------------------------------------------------------------------------------
                                     Class A Class B  Class C  Class N  Class Y
                                     Shares   Shares   Shares   Shares   Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Maximum Sales Charge (Load) on        5.75%    None     None     None     None
purchases (as % of offering price)

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original
offering                              None1    5%2      1%3      1%4      None
price or redemption proceeds)
---------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of
$500,000 or more of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

---------------------------------------------------------------------------------
                                  Class A  Class B  Class C  Class N   Class Y
                                   Shares   Shares   Shares   Shares    Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                    0.005%   0.005%   0.005%   0.005%    0.005%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Distribution and/or Service        0.24%    1.00%    1.00%    0.50%      N/A
(12b-1) Fees

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Other Expenses                     1.79%    1.78%    1.70%    1.66%     46.32%

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Total Annual Operating Expenses    2.035%   2.785%   2.705%   2.165%   46.325%

---------------------------------------------------------------------------------
The management fee listed is the fee paid by the Master Fund and incurred indirectly by this Fund. This Fund does not pay a management fee directly to the
Adviser. The Adviser has entered into a contractual arrangement with the Master
Fund to provide that the management fee for the Master Fund, when combined with administrative fees of certain funds that invest in the Master Fund (other than this Fund), will not exceed a specific amount. As a result of this contractual arrangement, the Adviser currently receives management fees of 0.005%. This arrangement has a one-year term and is renewable. Absent that contractual arrangement, the management fee paid by the Master Fund to the Adviser would be
0.05%.

Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, administration fees paid to OppenheimerFunds, Inc., and accounting and legal expenses that the Fund pays as well as the Fund's pro rata share of the expenses of the Master Fund. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the
Fund to limit these fees to 0.25% per annum for Class Y shares and 0.35% per annum for all other classes. "Total Annual Operating Expenses" were reduced by a voluntary expense assumption undertaking by the Manager. With that expense assumption and the transfer agent waiver, "Total Annual Operating Expenses" were
1.085% for Class A, 1.835% for Class B, 1.805% for Class C, 1.295% for Class N
and 0.835% for Class Y. Effective November 1, 2002, the limit on transfer agent fees for Class Y shares increased to 0.35% of average daily net assets per fiscal year. Had that limit been in effect during the Fund's prior fiscal year, the Class Y "Total Annual Operating Expenses" as percentage of average daily net assets would have been .935%. Those voluntary undertakings may be revised or terminated at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:   1 Year        3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares            $770          $1,176       $1,608        $2,803

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B Shares            $782          $1,164       $1,672        $2,7711

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C Shares            $374          $840         $1,432        $3,037

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class N Shares            $320          $678         $1,162        $2,498

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $10,000       $0           $0            $10,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If shares are not         1 Year        3 Years      5 Years       10 Years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares            $770          $1,176       $1,608        $2,803

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B Shares            $282          $864         $1,472        $2,7711

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C Shares            $274          $840         $1,432        $3,037

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class N Shares            $220          $678         $1,162        $2,498

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $10,000       $0           $0            $10,000
--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B,
Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.

1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares 72 months after purchase.

Oppenheimer Select Managers -
Mercury Advisors Focus Growth Fund

What is the Fund's Investment Objective? The Fund seeks long-term capital appreciation.

What Does the Fund Mainly Invest In? The Fund is a non-diversified aggressive growth mutual fund that invests all of its assets in the Master Focus Twenty
Trust (the "Master Fund"), a mutual fund that has the same goals as the Fund.
All investments will be made by the Master Fund. This structure is sometimes referred to as a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Master Fund. For simplicity, the term "Fund" refers to the Fund and/or the Master Fund, unless otherwise identified. For more information on the master/feeder structure, see
"Master/Feeder Structure" on page 74.

      The Fund generally invests at least 65% of its total assets in equity securities. Normally, the Fund will invest in the common stock of approximately
20 to 30 companies that Fund Asset Management L.P., doing business as Mercury
Advisors, the investment adviser to the Master Fund (the "Adviser"), believes have earnings growth and capital appreciation potential (also known as
"aggressive growth companies"). The Fund may invest in companies of any size but currently emphasizes common stocks of companies with large stock market capitalizations (greater than $5 billion). To a lesser extent, the Fund also may invest in preferred stock, convertible securities, warrants and rights to subscribe to common stock of those companies. The Fund may invest in excess of
35% of its total assets in cash or U.S. dollar denominated high quality short-term debt instruments for temporary defensive purposes, to maintain liquidity or when economic or market conditions are unfavorable for profitable investing. The Master Fund may lend its portfolio securities and may invest uninvested cash balances in affiliated money market funds. The Fund may also invest in certain derivative securities. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil), or an index such as the S&P 500 Index. The Fund may also make short sales of securities.

How Does the Adviser Decide What Securities To Buy or Sell? The Adviser provides the day-to-day portfolio management of the Fund's assets. The Adviser selects securities of companies that it believes have strong earnings growth and capital appreciation potential. The Adviser begins its investment process by creating a universe of rapidly growing companies that possess certain growth characteristics. That universe is continually updated. The Adviser then ranks each company within its universe by using research models that focus on growth characteristics such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth. Finally, using its own fundamental research and bottom-up approach to investing, the Adviser evaluates the quality of each company's earnings and tries to determine whether the company can sustain or increase its current growth trend. The Adviser believes that this disciplined investment process enables it to construct a portfolio of investments with strong growth characteristics. The Adviser monitors individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking capital appreciation in their investment over the long term (at least 5 years). Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for funds seeking long-term capital appreciation, and in particular for a non-diversified fund consisting of relatively few aggressive growth companies. The Fund is designed for investors who understand that the Fund's strategy of investing in relatively few companies and industries may subject the Fund to sector risk and increased volatility. The
Fund does not seek current income and is not designed for investors needing current income or preservation of capital. Because of its focus on long-term capital appreciation, the Fund may be appropriate for a portion of a retirement plan investment. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors described below.
There is also the risk that poor security selection by the Adviser will cause the Fund to underperform other funds having a similar objective.

      The risks described below can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund or the
Master Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund invests primarily in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets in which it invests. Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Risks of Growth Stocks. Stocks of growth companies, particularly newer companies, may offer opportunities for greater long-term capital appreciation but may be more volatile than stocks of larger, more established companies. They have greater risks if the company's earnings growth or stock price fails to increase as expected.

SELECTION RISK. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If Fund management's expectations regarding particular stocks are not met, the Fund may not achieve its investment objective.

SECTOR RISK. To the extent that the Fund concentrates its investments in a specific sector, there is the possibility that the investments within that sector will decline in price due to industry-specific market or economic developments.

Risks of Derivative Investments. The Fund can use derivatives for the management of cash balances as well as to increase or decrease its exposure to risk quickly. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options and futures are examples of derivatives the Fund can use.

      If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the portfolio manager expected it to perform. If that happens, the Fund's share prices could fall, or its hedge might be unsuccessful. Some derivatives may be illiquid, making it difficult to value them or sell them quickly at an acceptable price. The Fund has limits on the amount of particular types of derivatives it can hold. Using derivatives can increase the volatility of the
Fund's share prices.

Risks of Non-Diversification. The Fund is "non-diversified." That means that compared to funds that are diversified, it can invest a greater portion of its assets in the securities of one issuer. Having a higher percentage of its assets invested in the securities of fewer issuers could result in greater fluctuations of the Fund's share prices due to events affecting a particular issuer. If the value of the Fund's investments goes down, you may lose money.

HOW RISKY IS THE FUND OVERALL? In the short term, the stock markets can be volatile, and the price of the Fund's shares can go up and down substantially.
Growth stocks may be more volatile than other equity investments. The Master
Fund generally does not use income-oriented investments to help cushion its total return from changes in stock prices. The Master Fund focuses its investments in a limited number of issuers. By concentrating in a smaller number of investments, the Master Fund's and the Fund's risk is increased because each investment has a greater effect on the Master Fund's and the Fund's performance.
The Fund invests all of its assets in shares of the Master Fund and is therefore non-diversified. It will therefore be vulnerable to the effects of market and economic changes that affect the Master Fund. These changes can affect the value of the Fund's price per share. Because of the Fund's volatile nature, when the markets or specific market sectors decline, the Fund may underperform the market averages. The Fund is also subject to the risk that the stocks that Fund management selects will underperform the stock market, the relevant indices or other funds with similar investment objectives and investment strategies. In the
OppenheimerFunds spectrum, the Fund is generally more aggressive than funds that invest in both stocks and bonds or in investment grade debt securities.

------------------------------------------------------------------------------

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
------------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the
Fund, by showing the Fund (for its Class A shares) since the Fund's inception and by showing how the average annual total returns of the Fund's shares, both before and after taxes, compare to those of broad-based market indices. The table compares the average annual total returns of the Fund's performance (for its Class A shares) since the Fund's inception with those of the Standard &
Poor's (S&P) 500 Barra Growth Index, a broad measure of market value. The Fund uses this index as its benchmark rather than the S&P 500 Index because the
S&P 500 Barra Growth Index better reflects the Fund's growth investing style.
The table also compares the Fund's performance to the NASDAQ Index. The after-tax returns for the other classes of shares will vary.

      The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes. In certain cases, the figure representing "Return After Taxes on
Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the
Fund will perform in the future.

Annual Total Returns (Class A)
(as of 12/31 each year)

  [See appendix to prospectus for data in bar chart showing the annual total return]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.
During the period shown in the bar chart, the highest return (not annualized)
before taxes for a calendar quarter was 2.19% (4thQtr'02) and the lowest return
(not annualized) before taxes for a calendar quarter was -20.56% (3rdQtr'02).

--------------------------------------------------------------------------------

Average Annual Total Returns                        1 Year         5 Years
                                                                 (or life of
For the periods ended December 31, 2002                        class, if less)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares (inception 2/16/01)
     Return Before Taxes                           -42.51%         -55.45%
     Return After Taxes on Distributions           -42.51%         -55.45%
     Return  After Taxes on  Distributions  and    -25.89%         -40.68%
Sale of Fund Shares

--------------------------------------------------------------------------------

S&P 500 Barra Growth Index (reflects no            -23.59%         -15.48%1
deduction for fees, expenses or taxes)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NASDAQ  Composite  Index (reflects no deduction    -31.53%         -22.91%2
for fees, expenses or taxes)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B Shares (inception 2/16/01)                 -42.50%         -55.32%

--------------------------------------------------------------------------------

Class C Shares (inception 2/16/01)                 -40.08%         -54.33%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class N Shares (inception 3/1/01)                  -39.62%         -49.92%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class Y Shares (inception 2/16/01)                 -39.06%         -53.91%

--------------------------------------------------------------------------------

1From 2/28/01.
2From 2/28/01.
The Fund's average annual total returns include applicable sales charges: for
Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 4% (life of class); and for
Class C and Class N the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the S&P Barra Growth Index and the NASDAQ Composite Index. The S&P 500 Barra Growth Index is a widely recognized, unmanaged index of common stock prices. The NASDAQ Composite Index is an unmanaged broad-based index comprised of common stocks. The index performance includes reinvestment of income but does not reflect transaction costs, expenses or taxes. The Fund will have investments that vary from those in the indices.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays indirectly through its investment in the Master Fund for management of its assets. The Fund pays a variety of expenses directly for administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal period ended November 30, 2002.

Shareholder Fees (charges paid directly from your investment):

---------------------------------------------------------------------------------
                                     Class   Class B  Class C  Class N  Class Y
                                     A       Shares   Shares   Shares   Shares
                                     Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on
purchases                            5.75%   None     None     None     None
(as % of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original   None1   5%2      1%3      1%4      None
offering
price or redemption proceeds)
---------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of
$1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

-------------------------------------------------------------------------------
                                Class A  Class B   Class C   Class N  Class Y
                                Shares   Shares    Shares    Shares   Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Management Fees                 0.60%    0.60%     0.60%     0.60%    0.60%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Distribution and/or Service     0.24%    1.00%     1.00%     0.50%    N/A
(12b-1) Fees

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Other Expenses                  2.52%    2.56%     2.53%     2.68%    88.54%

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Total Annual Operating Expenses 3.36%    4.16%     4.13%     3.78%    89.14%

-------------------------------------------------------------------------------

The management fee listed is the fee paid by the Master Fund and incurred indirectly by this Fund. This Fund does not pay a management fee directly to the
Adviser. Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, administration fees paid to OppenheimerFunds, Inc., and accounting and legal expenses that the Fund pays as well as the Fund's pro rata share of the expenses of the Master Fund. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.25% per annum for Class Y shares and 0.35%
per annum for all other classes. "Total Annual Operating Expenses" were reduced by a voluntary expense assumption undertaking by the Manager. With that expense assumption and the transfer agent waiver, "Total Annual Operating Expenses" were
2.34% for Class A, 3.13% for Class B, 3.07% for Class C, 2.72% for Class N and
1.81% for Class Y. Effective November 1, 2002, the limit on transfer agent fees for Class Y shares increased to 0.35% of average daily net assets per fiscal year. Had that limit been in effect during the Fund's prior fiscal year, the
Class Y "Total Annual Operating Expenses" as percentage of average daily net assets would have been 1.91%. Those voluntary undertakings may be revised or terminated at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------

If shares are redeemed:1  1 Year        3 Years      5 Years       10 Years

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares            $894          $1,549       $2,225        $4,014

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B Shares            $918          $1,564       $2,324        $4,0202

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C Shares            $515          $1,255       $2,110        $4,314

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class N Shares            $480          $1,155       $1,949        $4,019

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class Y Shares            $5,170        $5,981       $6,003        $10,000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If shares are not         1 Year        3 Years      5 Years       10 Years
redeemed:1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares            $894          $1,549       $2,225        $4,014

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B Shares            $418          $1,264       $2,124        $4,0202

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C Shares            $415          $1,255       $2,110        $4,314

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class N Shares            $380          $1,155       $1,949        $4,019

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class Y Shares            $5,170        $5,981       $6,003        $10,000

--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B,
Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.

1. Includes expenses of both the Fund and the Master Fund. 2. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares 72 months after purchase.

Oppenheimer Select Managers - QM Active Balanced Fund

What is the Fund's Investment Objective? The Fund seeks income and long-term growth of capital.

What Does the Fund Mainly Invest In? To seek income and long-term growth of capital, the Fund invests mainly in a wide variety of equity securities, debt securities and money market instruments. The Fund's investments will be actively shifted among these asset classes in order to capitalize on valuation opportunities and to maximize the Fund's total return. The Fund also invests in other equity securities, such as non-convertible preferred stocks and securities convertible into common stock.

      Under normal market conditions, the Fund invests:
o     40% to 75% of its total assets in equity securities, including common stocks and preferred stocks of issuers of every size - small, medium and large capitalization.
o     25% to 60% of its total assets in investment-grade debt securities.
o     0% to 35% of its total assets in money market instruments.

      The Fund can invest up to 35% of its total assets in foreign equity and debt securities. Up to 30% of the Fund's assets may be used in investment techniques involving leverage, such as dollar rolls, forward rolls and reverse repurchase agreements. The portfolio manager also may use derivatives for hedging or to improve the Fund's returns.

How Do The Portfolio Managers Decide What Securities To Buy or Sell? The Fund's
investment adviser, OppenheimerFunds, Inc. (the "Manager") has retained
Prudential Investment Management (the "Subadviser") to provide the day-to-day portfolio management of the Fund's assets. The Fund's portfolio managers are employed by the Subadviser. In selecting securities for the Fund, the Fund's portfolio managers use a quantitative model. They manage the stock portion of the Fund's portfolio using behavioral finance models to search for securities of companies believed to be underpriced, while maintaining a risk profile like the
Standard & Poor's 500 Composite Stock Price Index.

      The portfolio managers allocate the Fund's investments among equity and debt securities after assessing the relative values of these different types of investments under prevailing market conditions. The portfolio might hold stocks, bonds and money market instruments in different proportions at different times.
While stocks and other equity securities are normally emphasized to seek growth of capital, the portfolio managers might buy bonds and other fixed-income securities, instead of stocks, when they think that:
      o common stocks in general appear to be overvalued, o debt securities offer meaningful capital growth opportunities
         relative to common stocks, or
      o  it is desirable to maintain liquidity pending investment in equity securities to seek capital growth opportunities.

      The portfolio managers monitor individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for investors seeking growth of capital over the long term with the opportunity for some income. Those investors should be willing to assume the risk of short-term share price fluctuations that are typical for a fund emphasizing equity investments. Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income. Because of its primary focus on long-term growth of capital, the Fund may be appropriate for moderately aggressive investors. Shares of the Fund are available for purchase by retirement plans only. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors, as described below. There is also the risk that poor security selection by the portfolio manager will cause the Fund to underperform other funds having a similar objective.

      The risks described below collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund.
When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund normally focuses its investments in equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets in which it invests. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. Because the Fund can buy both U.S. and foreign stocks it could be affected by changes in domestic and foreign stock markets.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Fund invests in securities of large companies and can also buy securities of small and medium-capitalization companies, which may have more volatile stock prices than large companies.

Industry Focus. At times the Fund may increase the relative emphasis of its investments in stocks of companies in a single industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, or by changes in government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund increases the emphasis of its investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

Risks of Foreign Investing. The Fund can invest in foreign securities. The Fund currently does not intend to invest more than 35% of its total assets in foreign securities. It can buy securities of both foreign governments and companies.
While foreign securities may offer special investment opportunities, they are subject to special risks that can reduce the Fund's share prices and returns.

      The change in value of a foreign currency against the U.S. dollar will affect the U.S. dollar value of securities denominated in that foreign currency.
Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, currency devaluation, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

INTEREST RATE RISK. The values of debt securities, including U.S. government securities, are subject to change when prevailing interest rates change. When interest rates fall, the value of already-issued debt securities generally rise.
When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount. The magnitude of these fluctuations will often be greater for longer-term debt securities. The
Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

CREDIT RISK. Debt securities are subject to credit risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income may be reduced and if the issuer fails to repay principal, the value of that security and of the Fund's shares might fall. While the Fund's investments in U.S. Government securities are subject to little credit risk, the Fund's other investments in debt securities are subject to risks of default. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce a security's market value.

      The Fund can invest up to 20% of its total assets in high yield, lower grade debt obligations rated below BBB by Standard & Poor's Ratings Group or
Baa by Moody's Investors Service, Inc. or the equivalent rating by another major rating service. These lower-rated obligations - also known as "junk bonds" -
have a higher risk of default and tend to be less liquid and more volatile than higher-grade obligations. The Fund also may invest in obligations that are not rated, but that the Subadviser believes are of comparable quality to these obligations.

HOW RISKY IS THE FUND OVERALL? In the short term, the stock markets can be volatile, and the price of the Fund's shares can go up and down substantially.
The Fund's income-oriented investments may help cushion the Fund's total return from changes in stock prices, but fixed-income securities have their own risks and normally are not the primary emphasis of the Fund. In the OppenheimerFunds spectrum, the Fund is more conservative than aggressive growth stock funds, but has greater risk than investment-grade bond funds.

------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
------------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the
Fund, by showing the Fund's performance (for its Class A shares) since the
Fund's inception and by showing how the average annual total returns of the
Fund's shares compare to those of broad-based market indices. Please remember that the Fund is intended to be a long-term investment, and that performance results are historical, and that past performance (particularly over a short-term period) is not predictive of future results.

Annual Total Returns (Class A)
(as of 12/31 each year)

  [See appendix to prospectus for data in bar chart showing the annual total return]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.
During the period shown in the bar chart, the highest return (not annualized)
before taxes for a calendar quarter was 5.21% (4thQtr'02) and the lowest return
(not annualized) before taxes for a calendar quarter was -11.11% (3rdQtr'02).

--------------------------------------------------------------------------------

Average Annual Total Returns             1 Year                 5 Years
for the  periods  ended  December                        (or life of class, if
31, 2002                                                         less)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class   A    Shares    (inception        -17.47%                -12.08%
2/16/01)

--------------------------------------------------------------------------------

S&P 500 Index (reflects no
deduction for fees, expenses or
taxes) -22.09% -15.80%1

--------------------------------------------------------------------------------

Lehman Brothers
Government/Credit Bond Index
(reflects no deduction for fees,          9.84%                 8.76%1
expenses or taxes)

--------------------------------------------------------------------------------

Class   B    Shares    (inception        -17.46%                -11.93%
2/16/01)

--------------------------------------------------------------------------------

Class   C    Shares    (inception        -14.01%                -9.98%
2/16/01)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class N Shares (inception 3/1/01)        -13.49%                -8.46%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class   Y    Shares    (inception        -12.32%                -9.09%
2/16/01)

--------------------------------------------------------------------------------

1From 2/28/01.
The Fund's average annual total returns include applicable sales charges: for
Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 4% (life of class); and for
Class C and Class N, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the S&P 500 Index and the Lehman
Brothers Government/Credit Bond Index. The S&P 500 Index is an unmanaged index of equity securities and the Lehman Brothers Government/Credit Bond Index
is an unmanaged index of intermediate and long-term government and investment grade corporate debt securities. The indices performance includes reinvestment of income but does not reflect transaction costs, expenses or taxes. The Fund will have investments that vary from those in the indices.

Fees and Expenses of the Fund

The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal period ended November
30, 2002.

Shareholder Fees (charges paid directly from your investment):

---------------------------------------------------------------------------------
                                     Class   Class B  Class C  Class N  Class Y
                                     A       Shares   Shares   Shares   Shares
                                     Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on
purchases                            5.75%   None     None     None     None
(as % of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original   None1   5%2      1%3      1%4      None
offering
price or redemption proceeds)
---------------------------------------------------------------------------------

1. A contingent deferred sales charge may apply to redemptions of investments of
$500,000 or more of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

--------------------------------------------------------------------------------
                                   Class A  Class B  Class C  Class N  Class Y
                                   Shares   Shares   Shares   Shares   Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Management Fees                    0.95%    0.95%    0.95%    0.95%    0.95%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Distribution and/or Service        0.01%    1.00%    1.00%    0.50%    N/A
(12b-1) Fees

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Other Expenses                     0.55%    0.80%    0.72%    0.77%    87.08%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Annual Operating Expenses    1.51%    2.75%    2.67%    2.22%    88.03%

--------------------------------------------------------------------------------

Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. "Other
Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.25% per annum for
Class Y shares and 0.35% per annum for all other classes. "Total Annual
Operating Expenses" were reduced by a voluntary expense assumption undertaking by the Manager. With that expense assumption and the transfer agent waiver,
"Total Annual Operating Expenses" were 1.41% for Class A, 2.64% for Class B,
2.56% for Class C, 2.12% for Class N and 1.54% for Class Y. Effective November
1, 2002, the limit on transfer agent fees for Class Y shares increased to 0.35%
of average daily net assets per fiscal year. Had that limit been in effect during the Fund's prior fiscal year, the Class Y "Total Annual Operating
Expenses" as percentage of average daily net assets would have been 1.64%. Those expense undertakings may be revised or terminated at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:   1 Year        3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares            $720          $1,025       $1,351        $2,273

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B Shares            $778          $1,153       $1,654        $2,5051

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C Shares            $370          $829         $1,415        $3,003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class N Shares            $325          $694         $1,190        $2,554

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class Y Shares            $5,148        $6,170       $6,200        $10,000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If shares are not         1 Year        3 Years      5 Years       10 Years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares            $720          $1,025       $1,351        $2,273

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B Shares            $278          $853         $1,454        $2,5051

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C Shares            $270          $829         $1,415        $3,003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class N Shares            $225          $694         $1,190        $2,254

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class Y Shares            $5,148        $6,170       $6,200        $10,000

--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B,
Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.

1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares 72 months after purchase.

Oppenheimer Select Managers - Jennison Growth Fund

What is the Fund's Investment Objective? The Fund seeks long-term growth of capital.

What Does the Fund Mainly Invest In? Under normal market conditions, the Fund invests at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the portfolio managers believe have above-average growth prospects. These companies are generally considered medium to large capitalization companies. They tend to have a unique market niche, a strong new product profile or superior management.
Equity-related securities in which the Fund primarily invests are common stocks, non-convertible preferred stocks and convertible securities. The Fund may also invest in American Depository Receipts ("ADRs"), warrants and rights that can be exercised to obtain stock, and real estate investment trusts.

      The Fund can invest up to 20% of its total assets in foreign securities of both foreign governments and companies. The Fund can invest in investment-grade fixed-income securities, including mortgage-related securities, and U.S.
government obligations but does not generally do so. The Fund also may engage in short sales and may use derivatives for hedging or to improve the Fund's returns.

How Do the Portfolio Managers Decide What Securities To Buy or Sell? The Fund's
investment adviser, OppenheimerFunds, Inc. (the "Manager") has retained Jennison
Associates LLC (the "Subadviser" or "Jennison") to provide the day-to-day portfolio management of the Fund's assets. The Fund's portfolio managers are employed by the Subadviser. In selecting securities for the Fund, the Fund's portfolio managers look to invest in large companies experiencing some or all of the following:

o     above-average revenue and earnings per share growth
o     strong market position
o     improving profitability and distinctive attributes such as unique marketing ability
o     strong research and development
o     productive new product flow
o     financial strength

      Such companies generally trade at high prices relative to their current earnings. The portfolio managers will consider selling or reducing a stock position when, in the opinion of the portfolio managers, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. The portfolio managers monitor individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

Who Is the Fund Designed For? The Fund is designed for investors seeking long-term growth of capital. Those investors should be willing to assume the greater risks of share price fluctuations that are typical for a growth fund focusing on stock investments. Since the Fund does not seek income and its income from investments will likely be small, it is not designed for investors needing current income. Because of its focus on long-term growth of capital, the
Fund may be appropriate for a portion of a retirement plan investment. This Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors described below.
There is also the risk that poor security selection by the Fund's portfolio managers will cause the Fund to underperform other funds having a similar objective.

     The risks described below collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Because the Fund invests primarily in common stocks of U.S. companies, the value of the Fund's portfolio will be affected by changes in the U.S. stock markets. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. Because the Fund can buy U.S. and foreign stocks and ADRs, it could be affected by changes in domestic and foreign stock markets.

     Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Risks of Foreign Investing. The Fund can invest in foreign securities and in the securities of foreign issuers in the form of ADRs. It can buy securities of both foreign governments and companies. While foreign securities may offer special investment opportunities, they are subject to special risks that can reduce the
Fund's share prices and returns.

      The change in value of a foreign currency against the U.S. dollar will affect the U.S. dollar value of securities denominated in that foreign currency.
Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted.

HOW RISKY IS THE FUND OVERALL? In the short term, the stock markets can be volatile, and the price of the Fund's shares can go up and down substantially.
Growth stocks may be more volatile than other equity investments. The Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices. In the OppenheimerFunds spectrum, the
Fund is generally more aggressive than funds that invest in both stocks and bonds or in investment grade debt securities, but may be less volatile than small-cap and emerging markets stock funds.

------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
------------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the
Fund, by showing the Fund's performance (for its Class A shares) since the
Fund's inception and by showing how the average annual total returns of the
Fund's shares compare to those of a broad-based market index. The after-tax returns for the other classes of shares will vary.

      The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes. In certain cases, the figure representing "Return After Taxes on
Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the
Fund will perform in the future.

Annual Total Returns (Class A)
(as of 12/31 each year)

  [See appendix to prospectus for data in bar chart showing the annual total return]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.
During the period shown in the bar chart, the highest return (not annualized)
before taxes for a calendar quarter was 2.76% (4thQtr'02) and the lowest return
(not annualized) before taxes for a calendar quarter was -16.89% (2ndQtr'02).

--------------------------------------------------------------------------------

Average Annual Total Returns                       1 Year          5 Years
                                                                 (or life of
for the periods ended December 31, 2002                        class, if less)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares (inception 2/16/01)
     Return Before Taxes                           -34.79%         -26.54%
     Return After Taxes on Distributions           -34.79%         -26.54%
     Return  After Taxes on  Distributions  and    -21.19%         -20.62%
Sale of Fund Shares

--------------------------------------------------------------------------------

S&P 500 Index (reflects no deduction for fees,     -22.09%        -15.80%1
expenses or taxes)

--------------------------------------------------------------------------------

Class B Shares (inception 2/16/01)                 -34.74%         -26.42%

--------------------------------------------------------------------------------

Class C Shares (inception 2/16/01)                 -31.99%         -24.80%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class N Shares (inception 3/1/01)                  -31.65%         -22.59%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class Y Shares (inception 2/16/01)                 -30.78%         -24.12%

--------------------------------------------------------------------------------

1From 2/28/01.
The Fund's average annual total returns include applicable sales charges: for
Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 4% (life of class); and for
Class C and Class N, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the S&P 500 Index, an unmanaged index of equity securities. The index performance includes reinvestment of income but does not reflect transaction costs, expenses or taxes. The Fund's investments vary from those in the index.

Fees and Expenses of the Fund

The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal period ended November
30, 2002.

Shareholder Fees (charges paid directly from your investment):

---------------------------------------------------------------------------------
                                     Class   Class B  Class C  Class N  Class Y
                                     A       Shares   Shares   Shares   Shares
                                     Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on
purchases                            5.75%   None     None     None     None
(as % of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original   None1   5%2      1%3      1%4      None
offering
price or redemption proceeds)
---------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of
$1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first
year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

----------------------------------------------------------------------
                               Class   Class  Class   Class  Class Y
                               A       B      C       N      Shares
                               Shares  Shares Shares  Shares
----------------------------------------------------------------------
----------------------------------------------------------------------
Management Fees                0.95%   0.95%  0.95%   0.95%  0.95%
----------------------------------------------------------------------
----------------------------------------------------------------------

Distribution and/or Service    0.05%   1.00%  1.00%   0.50%  N/A
(12b-1) Fees

----------------------------------------------------------------------
----------------------------------------------------------------------

Other Expenses                 0.89%   1.13%  0.91%   1.11%  87.14%

----------------------------------------------------------------------
----------------------------------------------------------------------

Total Annual Operating         1.89%   3.08%  2.86%   2.56%  88.09%
Expenses

----------------------------------------------------------------------

Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. "Other
Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.25% per annum for
Class Y shares and 0.35% per annum for all other classes. "Total Annual
Operating Expenses" were reduced by a voluntary expense assumption undertaking by the Manager. With that expense assumption and the transfer agent waiver,
"Total Annual Operating Expenses" were 1.39% for Class A, 2.51% for Class B,
2.31% for Class C, 2.01% for Class N and 1.43% for Class Y. Effective November
1, 2002, the limit on transfer agent fees for Class Y shares increased to 0.35%
of average daily net assets per fiscal year. Had that limit been in effect during the Fund's prior fiscal year, the Class Y "Total Annual Operating
Expenses" as percentage of average daily net assets would have been 1.53%. Those expense undertakings may be revised or terminated at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:   1 Year        3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares            $756          $1,135       $1,538        $2,659

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B Shares            $811          $1,251       $1,816        $2,8591

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C Shares            $389          $886         $1,509        $3,185

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class N Shares            $359          $796         $1,360        $2,895

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class Y Shares            $5,149        $6,167       $6,196        $10,000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If shares are not         1 Year        3 Years      5 Years       10 Years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares            $756          $1,135       $1,538        $2,659

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B Shares            $311          $951         $1,616        $2,8591

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C Shares            $289          $886         $1,509        $3,185

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class N Shares            $259          $796         $1,360        $2,895

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class Y Shares            $5,149        $6,167       $6,196        $10,000

--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B,
Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.

1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares 72 months after purchase.

Oppenheimer Select Managers - Salomon Brothers All Cap Fund

What is the Fund's Investment Objective? The Fund seeks capital appreciation.

What Does the Fund Mainly Invest In? The Fund is a non-diversified mutual fund that invests mainly in common stocks and common stock equivalents such as preferred stocks and securities convertible into common stocks, of companies
Salomon Brothers Asset Management Inc. (the "Subadviser") believes are undervalued in the marketplace. While the Subadviser selects an investment primarily for its capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The Fund generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small to medium-sized companies when the Subadviser believes smaller companies offer more attractive value opportunities. The Fund may invest in non-dividend paying common stocks.

      The Fund may invest in investment grade fixed-income securities and may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the Sub-adviser. Debt securities rated below investment grade are normally referred to as "junk bonds". The Fund may invest without limit in convertible debt securities of any quality. The Fund may also invest up to 20% of its total assets in securities of foreign issuers.

How Do The Portfolio Managers Decide What Securities To Buy or Sell? The Fund's
investment adviser, OppenheimerFunds, Inc. (the "Manager") has retained the
Subadviser to provide the day-to-day portfolio management of the Fund's assets.
The Fund's portfolio managers are employed by the Subadviser. The Subadviser employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, it uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the Subadviser also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

      When evaluating an individual stock, the Subadviser looks for: o Low market valuations measured by the Subadviser's valuation models, o Positive changes in earnings prospects because of factors such as:
           New, improved or unique products and services New or rapidly expanding markets for the company's products New management Changes in the economic, financial, regulatory or political environment particularly affecting the company Effective research, product development and marketing A business strategy not yet recognized by the marketplace.

      The portfolio managers monitor individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

Who Is The Fund Designed For? The Fund is designed for investors seeking capital appreciation over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund focusing on stock investments. Since the Fund does not seek income and its income from investments will likely be small, it is not designed for investors needing current income. Because of its focus on long-term growth, the Fund may be appropriate for a portion of a retirement plan investment. This Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors described below.
There is also the risk that poor security selection by the Fund's portfolio managers will cause the Fund to underperform other funds having a similar objective.

     These risks collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share. These risks mean that you can lose money by investing in the Fund.
When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Because the Fund invests primarily in common stocks of U.S. companies, the value of the Fund's portfolio will be affected by changes in the U.S. stock markets. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

     Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Industry Focus. At times the Fund may increase the relative emphasis of its investments in stocks of companies in a single industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, changes in government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

Risks of Foreign Investing. The Fund can invest in foreign securities. The Fund currently does not intend to invest more than 20% of its net assets in foreign securities. It can buy securities of both foreign governments and companies.
While foreign securities may offer special investment opportunities, they are subject to special risks that can reduce the Fund's share prices and returns.

      The change in value of a foreign currency against the U.S. dollar will affect the U.S. dollar value of securities denominated in that foreign currency.
Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

Risks of Investing in Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. There is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Risks of Non-Diversification. The Fund is "non-diversified." That means that compared to funds that are diversified, it can invest a greater portion of its assets in the securities of one issuer. Having a higher percentage of its assets invested in the securities of fewer issuers could result in greater fluctuations of the Fund's share prices due to events affecting a particular issuer.

HOW RISKY IS THE FUND OVERALL? In the short term, the stock markets can be volatile, and the price of the Fund's shares can go up and down substantially.
Growth stocks may be more volatile than other equity investments. The Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices. The Fund focuses investments in a limited number of issuers and is non-diversified. It will therefore be vulnerable to the effects of economic changes that affect those issuers. In the
OppenheimerFunds spectrum, the Fund is generally more aggressive than funds that invest in bonds or in investment grade debt securities, but may be less volatile than small-cap and emerging markets stock funds.

------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
------------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the
Fund, by showing the Fund's performance (for its Class A shares) since the
Fund's inception and by showing how the average annual total returns of the
Fund's shares compare to those of a broad-based market index. The after-tax returns for the other classes of shares will vary.

      The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes. In certain cases, the figure representing "Return After Taxes on
Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the
Fund will perform in the future.

Annual Total Returns (Class A)
(as of 12/31 each year)

  [See appendix to prospectus for data in bar chart showing the annual total return]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.
During the period shown in the bar chart, the highest return (not annualized)
before taxes for a calendar quarter was 11.84% (4thQtr'02) and the lowest return
(not annualized) before taxes for a calendar quarter was -18.34% (3rdQtr'02).

--------------------------------------------------------------------------------

Average Annual Total Returns                       1 Year          5 Years
                                                                 (or life of
for the periods ended December 31, 2002                        class, if less)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares (inception 2/16/01)
     Return Before Taxes                           -26.57%         -17.26%
     Return After Taxes on Distributions           -26.57%         -17.41%
     Return After Taxes on  Distributions  and     -16.18%         -13.63%
Sale of Fund Shares

--------------------------------------------------------------------------------

Russell 3000 Index (reflects no deduction for      -21.54%         -15.19%1
fees, expenses or taxes)

--------------------------------------------------------------------------------

Class B Shares (inception 2/16/01)                 -26.50%         -17.11%

--------------------------------------------------------------------------------

Class C Shares (inception 2/16/01)                 -23.52%         -15.32%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class N Shares (inception 3/1/01)                  -23.07%         -14.45%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class Y Shares (inception 2/16/01)                 -21.59%         -14.25%

--------------------------------------------------------------------------------

1From 2/28/01.
The Fund's average annual total returns include applicable sales charges: for
Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 4% (life of class); and for
Class C and Class N, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the Russell 3000 Index, an unmanaged index of large-capitalization U.S. companies. The index performance includes reinvestment of income but does not reflect transaction costs, expenses or taxes. The Fund will have investments that vary from those in the index.

Fees and Expenses of the Fund

The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal period ended November
30, 2002.

Shareholder Fees (charges paid directly from your investment):

---------------------------------------------------------------------------------
                                     Class   Class B  Class C  Class N  Class Y
                                     A       Shares   Shares   Shares   Shares
                                     Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on
purchases                            5.75%   None     None     None     None
(as % of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original   None1   5%2      1%3      1%4      None
offering
price or redemption proceeds)
---------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of
$1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

----------------------------------------------------------------------
                               Class   Class  Class   Class  Class Y
                               A       B      C       N      Shares
                               Shares  Shares Shares  Shares
----------------------------------------------------------------------
----------------------------------------------------------------------
Management Fees                1.10%   1.10%  1.10%   1.10%  1.10%
----------------------------------------------------------------------
----------------------------------------------------------------------

Distribution and/or Service    0.13%  1.00%  1.00%   0.50%  N/A
(12b-1) Fees

----------------------------------------------------------------------
----------------------------------------------------------------------

Other Expenses                 0.62%   0.65%  0.62%   0.63%  86.49%

----------------------------------------------------------------------
----------------------------------------------------------------------

Total Annual Operating         1.85%   2.75%  2.72%   2.23%  87.59%
Expenses

----------------------------------------------------------------------

Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund paid. "Other
Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.25% per annum for
Class Y shares and 0.35% per annum for all other classes. "Total Annual
Operating Expenses" were reduced by a voluntary expense assumption undertaking by the Manager. With that expense assumption and the transfer agent waiver,
"Total Annual Operating Expenses" were 1.59% for Class A, 2.44% for Class B,
2.41% for Class C, 1.98% for Class N and 1.12% for Class Y. Effective November
1, 2002, the limit on transfer agent fees for Class Y shares increased to 0.35%
of average daily net assets per fiscal year. Had that limit been in effect during the Fund's prior fiscal year, the Class Y "Total Annual Operating
Expenses" as percentage of average daily net assets would have been 1.22%. Those expense undertakings may be revised or terminated at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:   1 Year        3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares            $752          $1,123       $1,518        $2,619

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B Shares            $778          $1,153       $1,654        $2,6661

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C Shares            $375          $844         $1,440        $3,051

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class N Shares            $326          $697         $1,195        $2,565

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class Y Shares            $5,142        $6,193       $6,225        $10,000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If shares are not         1 Year        3 Years      5 Years       10 Years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares            $752          $1,123       $1,518        $2,619

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B Shares            $278          $853         $1,454        $2,6661

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C Shares            $275          $844         $1,440        $3,051

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class N Shares            $226          $697         $1,195        $2,565

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class Y Shares            $5,142        $6,193       $6,225        $10,000

--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B,
Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.

1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares 72 months after purchase.

Oppenheimer Select Managers -
Gartmore Millennium Growth Fund II

What is the Fund's Investment Objective? The Fund seeks long-term capital appreciation.

What Does the Fund Mainly Invest In? The Fund invests primarily in securities of growth companies that are creating fundamental changes in the economy.
Typically, these companies are characterized by new or innovative products, services or processes, with the potential to enhance earnings growth. Growth in earnings may lead to an increase in the price of the stock. The Fund can invest in companies of any size but primarily focuses on securities of small to mid sized companies.

      The Fund has the ability to have up to 20% of its total assets in short positions.

How Does the Portfolio Manager Decide What Securities To Buy or Sell? The Fund's
investment adviser, OppenheimerFunds, Inc. (the "Manager") has retained Gartmore
Mutual Fund Capital Trust (the "Subadviser") to provide the day-to-day portfolio management of the Fund's assets. The Fund's portfolio managers are employed by the Subadviser. In analyzing specific companies for possible investment, the
Fund's portfolio managers ordinarily perform an assessment of companies focusing on the following characteristics.:

      o  Global capacity.
      o  Market leadership.
      o  Brand and reputation.
      o Management capability regarding innovation, execution and acquisition.

      It generally will sell securities if the portfolio manager believes: o the price of the security is overvalued o the company's earnings are consistently lower than expected o more favorable opportunities are identified

      The portfolio managers monitor individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

Who is the Fund Designed For? The Fund is designed primarily for investors seeking long-term capital appreciation. Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for an aggressive growth fund. The Fund does not seek current income and the income from its investments will likely be small. It is not designed for investors needing current income or preservation of capital. Because of its focus on long-term capital appreciation, the Fund may be appropriate for a portion of a retirement plan investment. This Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors described below.
There is also the risk that poor security selection by the Fund's portfolio manager will cause the Fund to underperform other funds having similar objectives.

      The risks described below collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund.
When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund invests primarily in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector.

Risks of Growth Stocks. Stocks of growth companies, particularly newer companies, may offer opportunities for greater long-term capital appreciation but may be more volatile than stocks of larger, more established companies. They have greater risks if the company's earnings growth or stock price fails to increase as expected.

Risks of Foreign Investing. The Fund can invest without limit in foreign securities. The Fund currently does not intend to invest more than 25% of its net assets in foreign securities. It can buy securities of both foreign governments and companies. While foreign securities may offer special investment opportunities, they are subject to special risks that can reduce the Fund's share prices and returns.

      The change in value of a foreign currency against the U.S. dollar will affect the U.S. dollar value of securities denominated in that foreign currency.
Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

HOW RISKY IS THE FUND OVERALL? The Fund focuses its investments on equity securities of growth companies for long-term capital appreciation, and in the short term, they can be volatile. The price of the Fund's shares can go up and down substantially. The Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices, except for defensive purposes. Foreign securities can be volatile, and the price of the
Fund's shares can go up and down because of events affecting foreign markets or issuers. In the OppenheimerFunds spectrum, the Fund is an aggressive investment vehicle, designed for investors willing to assume greater risks in the hope of achieving greater gains. In the short-term the Fund may be less volatile than small-cap and emerging markets stock funds, but it may be subject to greater fluctuations in its share prices than funds that emphasize large capitalization stocks, or funds that focus on both stocks and bonds.

------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
------------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the
Fund, by showing the Fund's performance (for its Class A shares) since the
Fund's inception and by showing how the average annual total returns of the
Fund's shares compare to those of a broad-based market index. The after-tax returns for the other classes of shares will vary.

      The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes. In certain cases, the figure representing "Return After Taxes on
Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the
Fund will perform in the future.

Annual Total Returns (Class A)
(as of 12/31 each year)

  [See appendix to prospectus for data in bar chart showing the annual total return]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.
During the period shown in the bar chart, the highest return (not annualized)
before taxes for a calendar quarter was 1.51% (4thQtr'02) and the lowest return
(not annualized) before taxes for a calendar quarter was -16.71% (2ndQtr'02).

--------------------------------------------------------------------------------

Average Annual Total Returns                       1 Year          5 Years
                                                                 (or life of
for the periods ended December 31, 2002                        class, if less)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares (inception 2/16/01)
     Return Before Taxes                          -33.51%          -30.32%
     Return After Taxes on Distributions          -33.51%          -30.32%
     Return After Taxes on  Distributions  and    -20.41%          -23.42%
Sale of Fund Shares

--------------------------------------------------------------------------------

Russell MidCap Growth Index (reflects no          -27.41%         -20.08%1
deduction for fees, expenses or taxes)

--------------------------------------------------------------------------------

Class B Shares (inception 2/16/01)                -33.63%          -30.19%

--------------------------------------------------------------------------------

Class C Shares (inception 2/16/01)                -30.74%          -28.65%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class N Shares (inception 3/1/01)                 -30.36%          -24.90%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class Y Shares (inception 2/16/01)                -29.37%          -27.94%

--------------------------------------------------------------------------------

1From 2/28/01.
The Fund's average annual total returns include applicable sales charges: for
Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 4% (life of class); and for
Class C and Class N, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the Russell MidCap Growth Index, an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The index performance includes reinvestment of income but does not reflect transaction costs, expenses or taxes. The Fund will have investments that vary from those in the index.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal period ended November
30, 2002.

Shareholder Fees (charges paid directly from your investment):

---------------------------------------------------------------------------------
                                     Class   Class B  Class C  Class N  Class Y
                                     A       Shares   Shares   Shares   Shares
                                     Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on
purchases                            5.75%   None     None     None     None
(as % of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original   None1   5%2      1%3      1%4      None
offering
price or redemption proceeds)
---------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of
$1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

-------------------------------------------------------------------------------
                                Class A  Class B   Class C   Class N  Class Y
                                Shares   Shares    Shares    Shares   Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Management Fees                 1.20%    1.20%     1.20%     1.20%    1.20%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Distribution and/or Service     0.02%    1.00%     1.00%     0.50%    N/A
(12b-1) Fees

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Other Expenses                  1.02%    1.46%     1.31%     1.44%    87.49%

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Total Annual Operating Expenses 2.24%    3.66%     3.51%     3.14%    88.69%

-------------------------------------------------------------------------------

Expenses may vary in future years. "Other Expenses" include agent fees, custodial fees, and accounting and legal expenses that the Fund pays. "Other
Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.25% per annum for
Class Y shares and 0.35% per annum for all other classes. "Total Annual
Operating Expenses" were reduced by a voluntary expense assumption undertaking by the Manager. With that expense assumption and the transfer agent waiver,
"Total Annual Operating Expenses" were 1.73% for Class A, 2.77% for Class B,
2.79% for Class C, 2.28% for Class N and 1.62% for Class Y. Effective November
1, 2002, the limit on transfer agent fees for Class Y shares increased to 0.35%
of average daily net assets per fiscal year. Had that limit been in effect during the Fund's prior fiscal year, the Class Y "Total Annual Operating
Expenses" as percentage of average daily net assets would have been 1.72%. Those expense undertakings may be revised or terminated at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:   1 Year        3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares            $789          $1,235       $1,706        $3,002

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B Shares            $868          $1,420       $2,092        $3,3111

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C Shares            $454          $1,077       $1,822        $3,783

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class N Shares            $417          $969         $1,645        $3,448

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class Y Shares            $5,158        $6,136       $6,162        $10,000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If shares are not         1 Year        3 Years      5 Years       10 Years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class A Shares            $789          $1,235       $1,706        $3,002

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B Shares            $368          $1,120       $1,892        $3,3111

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C Shares            $354          $1,077       $1,822        $3,783

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class N Shares            $317          $969         $1,645        $3,448

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class Y Shares            $5,158        $6,136       $6,162        $10,000

--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B,
Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.

1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares 72 months after purchase.

About the Funds' Investments

THE FUNDS' PRINCIPAL INVESTMENT POLICIES. The allocation of each Fund's (except the OSM - Mercury Advisors S&P 500 Index Fund) portfolio among different investments will vary over time based on the portfolio manager's evaluation of economic and market trends. Each Fund's portfolio might not always include all of the different types of investments described below. The Statement of
Additional Information contains more detailed information about the Funds'
investment policies and risks.

     The Adviser or the Subadvisers, as the case may be, may try to reduce risks for each Fund (except the OSM - Mercury Advisors  S&P 500 Index Fund) by
carefully researching securities before they are purchased. Each Fund other than the OSM -  Mercury  Advisors  Focus  Growth  Fund,  the OSM -  Mercury  Advisors
S&P  500  Index  Fund and the OSM - Salomon  Brothers  All Cap Fund is a
diversified  fund and  attempts  to  reduce  its  exposure  to  market  risks by diversifying  its investments,  that is, by not holding a substantial  amount of stock of any one  company and by not  investing  too great a  percentage  of the
Fund's assets in any one company.  Also,  each Fund does not  concentrate 25% or more of its assets in investments in any one industry.  However,  in replicating the weighting of a particular industry in the S&P 500, the OSM - Mercury
Advisors S&P 500 Index Fund may invest more than 25% of its total assets in securities of issuers in that industry.

     However, changes in the overall market prices of securities and the income they pay can occur at any time. The share prices of each Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

Stock Investments. The OSM - Mercury Advisors Focus Growth Fund, OSM - Jennison
      Growth Fund, OSM - Gartmore Millennium Growth Fund II and the OSM -
      Salomon Brothers All Cap Fund currently focus on more established U.S.
      companies. Growth companies, for example, may be developing new products or services, or they may be expanding into new markets for their products.
      Newer growth companies tend to retain a large part of their earnings for research, development or investment in capital assets. Therefore, they often do not tend to emphasize paying dividends and may not pay any dividends for some time. The portfolio managers for each of these Funds look for stocks of growth companies for each Fund's portfolio that they believe will increase in value over time.

      The OSM - Mercury Advisors Focus Growth Fund and the OSM - Jennison Growth
      Fund do not limit their investments to issuers in a particular market capitalization range or ranges. However, the OSM - Mercury Advisors Focus
      Growth Fund currently emphasizes common stocks of large-cap issuers and the OSM - Jennison Growth Fund currently focuses on mid cap and large cap issuers. The OSM - QM Active Balanced Fund, the OSM - Salomon Brothers All
      Cap Fund, and the OSM - Gartmore Millennium Growth Fund II may invest in the common stocks of companies of every size, small, medium and large capitalization. "Market capitalization" refers to the total market value of an issuer's common stock. The stock prices of large cap issuers tend to be less volatile than the prices of midcap and small cap companies in the short term, but these companies may not afford the same growth opportunities as midcap and small cap companies.

Portfolio Turnover. A change in the securities held by each Fund is known as
      "portfolio turnover." Each Fund, with the exception of the OSM - Mercury
      Advisors S&P 500 Index Fund, may engage in short-term trading to try to achieve its objective. Each Fund other than the OSM - Mercury Advisors
      S&P 500 Index Fund might have a turnover rate in excess of 100%
      annually, which may be considered high. Portfolio turnover affects brokerage costs the Funds pay. Because the OSM - Mercury Advisors
      S&P 500 Index Fund employs a passive investment approach, it is anticipated that its portfolio turnover and trading costs will be lower than "actively" managed funds. If a Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to the shareholders, increasing non-retirement plan or non-IRA or non-education savings account shareholders' taxable distributions.

Cyclical Opportunities. Each Fund (other than the OSM - Mercury Advisors S&P
      500 Index Fund) may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the respective Adviser or Subadviser believes they have growth potential. For example, when the economy is expanding, companies in the consumer durables and technology sectors may benefit and offer long-term growth opportunities. Other cyclical industries include insurance and forest products, for example. Those Funds focus on seeking growth over the long term, but may seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries.

Debt  Securities. The OSM - QM Active Balanced Fund, the OSM - Jennison Growth
      Fund and the OSM - Salomon Brothers All Cap Fund may invest in corporate bond obligations, as well as government obligations and mortgage-related securities. The weighted average maturity of the debt securities held by the OSM - QM Active Balanced Fund will normally be between three and thirty years. Debt securities are selected primarily for their income possibilities and their relative emphasis in the portfolio may be greater when the stock market is volatile. For example, when interest rates are falling, or when the credit quality of a particular issuer is improving, the portfolio manager might buy debt securities for their own appreciation possibilities. The Funds have no limit on the range of maturities of the debt securities they can buy.

      The Subadvisers for the OSM - QM Active Balanced Fund, the OSM - Jennison
      Growth Fund and the OSM - Salomon Brothers All Cap Fund do not rely solely on ratings by rating organizations in selecting debt securities, but also use their own judgment to evaluate particular issues as well as business and economic factors affecting an issuer. The debt securities those Funds buy may be rated by nationally-recognized rating organizations or they may be unrated securities assigned a rating by the respective Sub-Adviser.

      The investments in debt securities by the OSM - QM Active Balanced Fund and the OSM - Salomon Brothers All Cap Fund, including convertible securities, can be above or below investment grade in quality.
      "Investment-grade" securities are those rated in the four highest rating categories by Moody's Investors Service or other rating organizations, or, if unrated, assigned a comparable rating by the respective Sub-Adviser. A list of the ratings definitions of the principal ratings organizations is in Appendix A to the Statement of Additional Information.

      The OSM - Mercury Advisors Focus Growth Fund may invest in investment grade, non-convertible debt securities and U.S. Government securities of any maturity, although typically not to a significant degree.

      Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term debt securities.

CAN EACH FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Trust's Board of
Trustees can change non-fundamental investment policies for each Fund without shareholder approval, although significant changes will be described in supplements to this Prospectus. The OSM - Mercury Advisors S&P 500 Index
Fund's non-fundamental policy of investing at least 80% of its net assets (plus borrowings for investment purposes) in securities or other financial instruments in, or correlated with, the S&P 500 will not be changed by the Fund's
Trustees without first providing shareholders 60 days written notice.
Non-fundamental policies of the OSM - Mercury Advisors S&P 500 Index Fund
and the OSM - Mercury Advisors Focus Growth Fund can be changed by the Board of
Trustees of the Trust or the Board of Trustees of the Master Funds without shareholder approval.  Fundamental policies are those that cannot be changed without the approval of a majority of each Fund's outstanding voting shares, as defined in the Investment Company Act of 1940, as amended. With the exception of the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Gartmore
Millennium Growth Fund II, each Fund's objective is a fundamental policy. The
OSM - Mercury Advisors S&P 500 Index Fund's objective is a non-fundamental policy which may be changed at any time by the Board of Trustees of the Trust or the Board of Trustees of the Master Fund without shareholder approval. The OSM -
Gartmore Millennium Growth Fund's objective is a non-fundamental policy which may be changed at any time by the Trust's Board of Trustees without shareholder approval. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy or technique is not fundamental unless this Prospectus or the Statement of Additional
Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, each Fund can also use some or all of the investment techniques and strategies described below. A Fund might not always use all of the different types of techniques and investments described below. These techniques have certain risks, although some are designed to help reduce overall investment or market risks.

Forward Rolls. OSM - QM Active Balanced Fund may enter into "forward rolls"
      (also referred to as "mortgage dollar rolls") transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price.

      During the period between the sale and the purchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the
      Fund sells may decline below the price at which the Fund is obligated to repurchase securities, or that the counterparty might default in its obligation.

Equity Securities. While the OSM - Mercury Advisors Focus Growth Fund, OSM -
      Jennison Growth Fund, OSM - Salomon Brothers All Cap Fund and the OSM -
      Gartmore Millennium Growth Fund II emphasize investments in common stocks, those Funds can also buy preferred stocks, warrants and securities convertible into common stock. The Adviser or Subadviser, as the case may be, considers some convertible securities to be "equity equivalents"
      because of the conversion feature and in that case their rating may have less impact on the investment decision than in the case of other debt securities. The OSM - QM Active Balanced Fund may also invest in non-convertible preferred stocks and convertible securities, warrants and rights. The OSM - Jennison Growth Fund can also invest in warrants and rights that can be exercised to obtain stock.

Convertible Securities. Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertible) or dividends (preferred stocks). A convertible security's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible security performs like a regular debt security, that is, if market interest rates rise, the value of a convertible security usually falls.
      Since it is convertible into common stock, the convertible security also has the same types of market and issuer risk as the underlying common stock.

Warrants. A warrant gives the Fund the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or
      "exercise") price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock.

      A warrant has value only if the Fund exercises it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock, however, the price of the warrant does not necessarily move with the price of the underlying stock.

Foreign Investing. The OSM - Jennison Growth Fund and the OSM - Salomon Brothers
      All Cap Fund each can invest up to 20% of its total assets in foreign securities including foreign equity securities of companies located in any country, including developed countries and emerging markets. The OSM - QM
      Active Balanced Fund may invest up to 15% of its total assets in foreign equity securities and up to 20% of its total assets in debt securities of foreign issuers. The OSM - Gartmore Millennium Growth Fund II may invest without limit in foreign securities although it does not intend to invest more than 25% of its net assets in foreign securities. The OSM - Mercury
      Advisors Focus Growth Fund may invest without limit in the securities of foreign companies in the form of ADRs. In addition, the OSM - Mercury
      Advisors Focus Growth Fund may invest up to 10% of its total assets in other forms of securities of foreign companies, including European
      Depository Receipts ("EDRs") or other securities convertible into securities of foreign companies. For purposes of these limits, the respective Advisers or Subadvisers do not consider ADR's and other similar receipts or shares to be foreign securities.

      While foreign securities may offer special investment opportunities, they also have special risks that can reduce a Fund's share prices and income.
      The change in value of foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions a Fund makes from the income it receives from foreign securities if foreign currency values change against the U.S. dollar.
      Foreign investing can result in higher transaction and operating costs for the Fund investing in them. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to.
      The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors. The risks of investing in foreign securities are generally greater for investments in emerging markets.

Depository Receipts. The OSM - Mercury Advisors Focus Growth Fund, OSM - QM
      Active Balanced Fund and OSM - Jennison Growth Fund may invest in securities of foreign issuers in the form of Depository Receipts.
      Depository Receipts involve the same risks as investing directly in foreign securities. Those risks are discussed above under "Foreign
      Investing." ADRs are receipts typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. EDRs evidence a similar ownership arrangement. The
      OSM - Mercury Advisors Focus Growth Fund may also invest in unsponsored
      Depository Receipts. The issuers of such unsponsored Depository Receipts are not obligated to disclose material information in the United States.
      Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depository Receipts.

Illiquid and Restricted Securities. Investments may be illiquid because of the absence of an active trading market. If a Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. Each Fund will not invest more than 15% of its net assets in illiquid or restricted securities. That percentage limitation is not a fundamental policy.
      Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The respective
      Adviser or Subadviser monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Rule  144A Securities. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.
      Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending. The Fund may lend securities with a value of up to 33-1/3%
      of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral.
      Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities.
      The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences.

Repurchase Agreements; Purchase and Sale Contracts. Each Fund may enter into certain types of repurchase agreements and each Fund other than OSM -
      Mercury Advisors S&P 500 Index Fund may enter into purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S.
      Government) at a mutually agreed upon time and price. This insulates the
      Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.

Short Sales. The OSM - Gartmore Millennium Growth Fund II and the OSM - Mercury
      Advisors Focus Growth Fund may invest up to 20% and 5%, respectively, of their total assets in short positions. The OSM - Mercury Advisors S&P 500
      Index Fund and the OSM - Jennison Growth Fund may also invest in short positions. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value.
      When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

      The Fund's obligations to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security, regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

      The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets.

      The Fund may also make short sales "against the box" without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Derivative Investments. Each Fund can invest in a number of different kinds of
      "derivative" investments. Options, futures contracts, structured notes such as indexed securities or inverse securities, CMOs and hedging instruments are "derivative instruments" the Funds can use. In addition to using derivatives for hedging, including anticipatory hedging for the OSM
      - Mercury Advisors Focus Growth Fund and OSM - Mercury Advisors S&P 500
      Index Fund, a Fund might use other derivative investments because they offer the potential for increased income and principal value. The Funds are not required to use derivative investments in seeking their objective.

      Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser or Subadviser expected it to perform. As a result of these risks a Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. If that happens, the Fund's share prices could fall. Certain derivative investments held by a Fund may be illiquid.

      Certain types of investments or trading strategies (such as borrowing money to increase the amount of investment) may be subject to leverage risk. This means a relatively small market movement may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested. Derivatives may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Hedging. Each Fund can buy and sell certain kinds of futures contracts, put and call options. In addition, the OSM - Mercury Advisors Focus Growth Fund, the OSM - Jennison Growth Fund, the OSM - QM Active Balanced Fund, the OSM
      - Salomon Brothers All Cap Fund and the OSM - Gartmore Millennium Growth
      Fund II may enter into forward contracts. The OSM - Mercury Advisors Focus
      Growth Fund and the OSM - Salomon Brothers All Cap Fund may invest in swaps. These are all referred to as "hedging instruments." The Funds do not use hedging instruments for speculative purposes. Each Fund has limits on the extent of its use of hedging and the types of hedging instruments that it can use.

      Some of these strategies could be used to hedge a Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, could increase a Fund's exposure to the securities market.
      Forward contracts can be used to try to manage foreign currency risks on the OSM - Jennison Growth Fund's and OSM - Mercury Advisors Focus Growth
      Fund's foreign investments. Foreign currency options can be used to try to protect against declines in the dollar value of foreign securities the OSM
      - Jennison Growth Fund, the OSM - Gartmore Millennium Growth Fund II or
      the OSM - Mercury Advisors Focus Growth Fund owns, or to protect against an increase in the dollar cost of buying foreign securities.

      There are also special risks in particular hedging strategies. Options trading involves the payment of premiums and has special tax effects on a
      Fund. If the Adviser or Sub-Adviser used a hedging instrument at the wrong time or judged market conditions incorrectly, the hedge might fail and the strategy could reduce the respective Fund's return. Each Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Temporary Defensive and Interim Investments. In times of unstable or adverse market or economic conditions, the OSM - Mercury Advisors Focus Growth
      Fund, OSM - QM Active Balanced Fund, OSM - Jennison Growth Fund, OSM -
      Salomon Brothers All Cap Fund, and the OSM - Gartmore Millennium Growth
      Fund II can invest up to 100% of their assets in temporary defensive investments that are inconsistent with the Funds' principal investment strategies and the OSM - Mercury Advisors Focus Growth Fund can invest up to 35% of its assets in temporary defensive investments that are inconsistent with the Fund's principal investment strategies. Generally they would be cash equivalents (such as commercial paper), money market instruments, short-term debt securities, U.S. government securities, repurchase agreements, or purchase and sales contracts. They could include other investment grade debt securities. The Funds can also invest in such short-term securities for cash management purposes. To the extent a Fund invests in these securities, either defensively or for cash management purposes, the Fund's positions may be inconsistent with its principal investment strategies and the Fund might not achieve its investment objective.

How the Funds Are Managed

      OppenheimerFunds, Inc. supervises the investment program and handles the day-to-day administrative business of the OSM - QM Active Balanced Fund, OSM -
Jennison Growth Fund, OSM - Salomon Brothers All Cap Fund and OSM - Gartmore
Millennium Growth Fund II. OppenheimerFunds, Inc. carries out its duties, subject to the policies established by the Trust's Board of Trustees, under an investment advisory agreement that states OppenheimerFunds, Inc.'s responsibilities. The agreement sets the fees each Fund pays to
OppenheimerFunds, Inc. and describes the expenses that each Fund is responsible to pay to conduct its business.

      OppenheimerFunds, Inc. also selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of those
Funds of the Trust. OppenheimerFunds, Inc. does not manage any of the Funds'
portfolio assets. OppenheimerFunds, Inc. also (i) monitors the compliance of the
Adviser or Subadvisers with the investment objectives and related policies of each Fund, (ii) reviews the performance of the Sub-advisers and (iii) reports periodically on such performance to the Trustees of the Trust.

      The Trust and OppenheimerFunds, Inc. have received an order from the
Securities and Exchange Commission to permit OppenheimerFunds, Inc. to appoint a
Subadviser or change the terms of a Subadvisory Agreement for a subadvised Fund without first obtaining shareholder approval. That means the Trust will be able to change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

      OppenheimerFunds, Inc. has been an investment adviser since January 1960.
OppenheimerFunds, Inc. and its subsidiaries and controlled affiliates managed assets of more than $120 billion in assets as of December 31, 2002, including other Oppenheimer funds with more than 7 million shareholder accounts.
OppenheimerFunds, Inc. is located at 498 Seventh Avenue, 10th Floor, New York,
New York 10018.

      OppenheimerFunds, Inc. has entered into an Administration Agreement with the Trust on behalf of the OSM - Mercury Advisors S&P 500 Index Fund and the
OSM - Mercury Advisors Focus Growth Fund whereby OppenheimerFunds, Inc. will maintain certain books and records on behalf of those Funds and prepare certain reports. OppenheimerFunds, Inc. shall also be responsible for filing with the
Securities and Exchange Commission and any state securities regulators certain disclosure documents. Under the Agreement, both Funds pay an Administration Fee to OppenheimerFunds, Inc. of 0.50% of the average annual net assets of each such
Fund.

      Fund Asset Management, L.P., doing business as Mercury Advisors (the
"Adviser"), has entered into a sub-administration agreement with
OppenheimerFunds, Inc. Under that agreement, the Adviser maintains certain books and records and prepares certain reports on behalf of the OSM - Mercury Advisors
S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund.

      OppenheimerFunds, Inc. has also entered into an investment advisory agreement similar to those described above, with the Trust on behalf of the OSM
- Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus
Growth Fund. If the Board determines that the assets of the OSM - Mercury
Advisors S&P 500 Index Fund or the OSM - Mercury Advisors Focus Growth Fund
should not be invested exclusively in the applicable Master Fund, or if either
Fund's ability to invest in the applicable Master Fund is terminated, then
OppenheimerFunds, Inc. will assume the role of adviser to those Funds under that investment advisory agreement. Under that agreement, the OSM - Mercury Advisors
S&P 500 Index Fund would pay to OppenheimerFunds, Inc. an advisory fee of
0.55% on an annual basis and the OSM - Mercury Advisors Focus Growth Fund would pay an advisory fee of 1.10% on an annual basis. If OppenheimerFunds, Inc.
assumes the role of adviser for OSM - Mercury Advisors Focus Growth Fund or
OSM - Mercury Advisors S&P 500 Index Fund, the administration and sub-administration arrangements with respect to the applicable Fund will be terminated since administrative services would be provided through the investment advisory agreements.

      The Adviser supervises the investment program and handles the day-to-day business of the Master S&P 500 Index Series of the Quantitative Master Series
Trust and the Master Focus Twenty Trust, the Master Funds in which the OSM -
Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus
Growth Fund, respectively, invest. The Adviser carries out its duties, subject to the policies established by the Board of Trustees of the applicable Master
Fund, under an investment advisory agreement with the Master Fund that states the Adviser's responsibilities. Such agreement sets the fees the Master Fund pays to the Adviser, and describes the expenses that the Master Fund is responsible to pay to conduct its business. The Adviser has entered into a contractual arrangement that provides that the management fee for the Master
S&P 500 Index Series, when combined with administrative fees of certain funds that invest in the applicable Master Fund (excluding the OSM - Mercury
Advisors S&P 500 Index Fund), will not exceed the annual rate of 0.005% of the average daily net assets of the Master Fund. Absent such contractual arrangement, the management fee payable by the Master S&P 500 Index Series would be at the annual rate of 0.05%. The Master Focus Twenty Trust pays the
Adviser a management fee at the annual rate of 0.60% of its average daily net assets. The fees and expenses which each Master Fund pays, including the management fee it pays to the Adviser, are passed directly through to the relevant Fund in proportion to the number of shares of the Master Fund owned by that Fund.

      The Adviser was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies.
The Adviser and its advisory affiliates had approximately $439 billion in investment company and other portfolio assets under management as of February
2003.

      The OSM - Mercury Advisors S&P 500 Index Fund is managed by a team of investment professionals who are employed by Mercury Advisors.

      The portfolio manager for the OSM - Mercury Advisors Focus Growth Fund is
Michael S. Hahn. Mr. Hahn has been Portfolio Manager of the Master Fund and of
OSM - Mercury Advisors Focus Growth Fund since November 6, 2001 and has been a portfolio manager of Merrill Lynch Investment Managers since 2000 and was
Associate Portfolio Manager of Merrill Lynch Investment Managers from 1999 to
2000. Mr. Hahn was a portfolio manager and analyst for the PBHG family of mutual funds from 1996 to 1999.

Advisory Fees. Under each Fund's investment advisory agreement (other than OSM -
      Mercury Advisors S&P 500 Index Fund and OSM - Mercury Advisors Focus
      Growth Fund), each Fund pays OppenheimerFunds, Inc. (the "Manager") an
      Advisory fee at an annual rate that declines on additional assets as the
      Fund grows. The advisory fees are as follows:

Fund                                Advisory Fee

OSM - QM Active Balanced Fund       0.95% of the first
                                    $300 million of average annual net assets of
                                    the Fund and 0.90% of
                                    average annual net assets in excess of
                                    $300 million.

OSM - Jennison Growth Fund          0.95% of the first $300 million of average
                                    annual net assets of the Fund and 0.90%
                                    of average annual net assets in excess of
                                    $300 million.

OSM - Salomon Brothers All Cap Fund 1.10% of the first $100 million of average annual net assets of the Fund and 1.00% of
                                    average annual net assets in excess of

                                    $100 million.

OSM - Gartmore Millennium Growth    1.20% of the first $400 million of average
Fund II                             annual net assets of the Fund, 1.10% of the
                                    next $400 million, and 1.00% of average
                                    annual net assets in excess of $800 million.

The   Subadvisers. The Manager has retained Jennison Associates LLC ("Jennison")
      as the Subadviser to provide the day-to-day portfolio management of the
      OSM - Jennison Growth Fund. Jennison is located at 466 Lexington Avenue,
      New York, NY 10017. Jennison is a direct, wholly-owned subsidiary of
      Prudential Investment Management, which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990. As of December 31, 2002, Jennison had approximately
      $48 billion in assets under management. The Manager, not the Fund, pays
      Jennison an annual fee based on the Fund's average annual net assets.

      The OSM - Jennison Growth Fund's portfolio managers, Spiros "Sig" Segalas,
      Kathleen McCarragher and Michael Del Balso, are employed by Jennison and are the persons primarily responsible for the selection of the Fund's portfolio securities.

      Mr. Segalas has been in the investment business for over forty-two years and has managed equity portfolios for investment companies since 1990. Mr.
      Segalas is a founding member, Director, President and Chief Investment
      Officer of Jennison. Mr. Segalas received his B.A. from Princeton
      University.

      Ms. McCarragher is a Director and Executive Vice President of Jennison.
      Prior to joining Jennison in 1998 she was a Managing Director and Director
      of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to
      1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management
      Company. She received her B.B.A. from the University of Wisconsin and her
      M.B.A. from Harvard University.

      Mr. Del Balso is a Director and Executive Vice President of Jennison,
      where he has been part of the investment team since 1972. He received his
      B.A. from Yale University and his M.B.A. from Columbia University.

      The Manager has retained Prudential Investment Management as the
      Subadviser to provide the day-to-day portfolio management of the OSM - QM
      Active Balanced Fund. Prudential Investment Management is located at
      Prudential Plaza, 751 Broad Street, Newark, NJ 07102. Prudential
      Investment Management has served as an investment adviser to investment companies since 1984, and as of December 31, 2002, had approximately $288 billion in assets under management. The Manager, not the Fund, pays
      Prudential Investment Management an annual fee based on the Fund's average annual net assets.

      The portfolio managers for the QM Active Balanced Fund are Michael
      Lenarcic and John Van Belle. They became the Fund's portfolio managers on
      February 8, 2002. They are employed by Prudential Investment Management and are the persons primarily responsible for the selection of the Fund's securities. Mr. Lenarcic and Mr. Van Belle are Managing Directors of
      Prudential Investments Quantitative Management, a unit of Prudential
      Investment Management. Mr. Lenarcic is a member of Prudential Investment
      Management's Balanced Portfolio Management Team. Mr. Van Belle is a member of Prudential Investments International Asset Allocation Team.

      The Manager has retained Salomon Brothers Asset Management Inc. ("Salomon
      Brothers") as the Subadviser to provide the day-to-day portfolio management of the OSM - Salomon Brothers All Cap Fund. Salomon Brothers is
      located at 399 Park Avenue, New York , New York 10022. It is a
      wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup, Inc. Salomon Brothers has served as an investment adviser to investment companies since 1987, and as of December 31, 2002, Salomon Brothers and its affiliates managed approximately $34.2 billion of assets. The Manager, not the Fund, pays
      Salomon Brothers an annual fee based on the Fund's average annual net assets.

      The Fund is team managed by Salomon Brothers. The team has an average of
      26 years of investment experience..

      The Manager has retained Gartmore Mutual Fund Capital Trust ("GMFCT") as the Subadviser to provide the day-to-day portfolio management of the OSM -
      Gartmore Millennium Growth Fund II. GMFCT is located at 1200 River Road,
      Conshohocken, PA 19428.

      GMFCT has served as an investment adviser to investment companies since
      1999, and as of December 31, 2002, GMFCT and its affiliates and predecessors had approximately $30.3 billion in assets under management.
      The Manager, not the Fund, pays GMFCT an annual fee based on the Fund's average annual net assets.

      The Fund's portfolio managers, Aaron Harris (since inception) and Nick
      Ford (since October 1, 2001), are employed by GMFCT and are the persons primarily responsible for the selection of the OSM - Gartmore Millennium
      Growth Fund's portfolio securities. Mr. Harris joined GMFCT in April 2000.
      Prior to joining GMFCT, Mr. Harris was a portfolio manager, managing portions of several portfolios for Nicholas Applegate Capital Management.
      Mr. Harris manages funds similar to the OSM - Gartmore Millennium Growth
      Fund II and other global technology funds. Mr. Ford joined GMFCT in 1998, serving as an investment manager on the U.S. equity team. Prior to joining
      GMFCT, Mr. Ford served as the director of U.S. equities at Clerical
      Medical Investment Group in London. From 1995 to 1996, Mr. Ford was a U.S.
      equities fund manager for Sun Alliance Investment Management.

A B O U T   Y O U R   A C C O U N T

How to Buy Shares

HOW ARE SHARES PURCHASED? Shares of the OSM - Mercury Advisors S&P 500 Index
Fund and the OSM - QM Active Balanced Fund are offered for sale only to retirement plans. Shares of the other Funds may be purchased by retirement plans and non-retirement plan investors alike. A retirement plan can buy shares several ways as described below. References in this Prospectus to "you" or
"your" apply to the retirement plan sponsor, or account owner in the case of an
IRA or 403(b) account. The Funds' Distributor, OppenheimerFunds Distributor,
Inc., may appoint certain servicing agents to accept purchase (and redemption)
orders. The Distributor, in its sole discretion, may reject any purchase order for the Funds' shares.

      Participants in a qualified retirement plan (e.g., 401(k), profit-sharing plan or money purchase pension plan) should note that shares of the Funds are purchased on their behalf by the plan's administrator in accordance with the respective plan's provisions. Plan participants should contact their Plan administrator to find out how to instruct the Plan to buy shares of the Funds for their account. It is the responsibility of the Plan administrator or other
Plan service provider to forward purchase instructions to the Fund's
Distributor. In the case of qualified plans, the following explanation of how to purchase Fund shares is intended for Plan administrators and Plan service providers.

BuyingShares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor.
      Your dealer will place your order with the Distributor on your behalf.
BuyingShares Through the Distributor. Complete an OppenheimerFunds New Account
      Application and return it with a check payable to "OppenheimerFunds
      Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If
      you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.

o     Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500.
      Before sending a wire, call the Distributor's Wire Department at
      1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.

o     Buying Shares Through OppenheimerFunds AccountLink. With AccountLink,
      you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH)
      system. You can provide those instructions automatically, under an
      Asset Builder Plan, described below, or by telephone instructions using
      OppenheimerFunds PhoneLink, also described below. Please refer to
      "AccountLink," below for more details.
o     Buying Shares Through Asset Builder Plans. You may purchase shares of a
      Fund automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink.
      Details are in the Asset Builder Application and the Statement of
      Additional Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50. There are reduced minimums available under the following special investment plans:
   If you establish one of the many types of retirement plan accounts that
      OppenheimerFunds offers, more fully described below under "Special
      Investor Services," you can start your account with as little as $500.
o     By using an Asset Builder Plan or Automatic Exchange Plan (details are in the Statement of Additional Information), or government allotment plan, you can make subsequent investments (after making the initial investment of $500) for as little as $50. For any type of account established under one of these plans prior to November 1, 2002, the minimum additional investment will remain $25.

o     The minimum investment requirement does not apply to reinvesting dividends from a Fund or other Oppenheimer funds (a list of them appears in the
      Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the
Distributor receives the order.

Net   Asset Value. Each Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange ("the Exchange"), on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M.,
      Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

      The net asset value per share is determined by dividing the value of a
      Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value each Fund's securities, in general, based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S.
      holidays, the values of some of a Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

      If, after the close of the principal market on which a security held by a
      Fund is traded, and before the time the Fund's securities are priced that day, an event occurs that the Manager or the Adviser deems likely to cause a material change in the value of such security, the Fund's Board of
      Trustees has authorized the Manager or the Adviser, as applicable, subject to the Board's review, to ascertain a fair value for such security. A security's valuation may differ depending on the method used for determining value.

The  Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time the Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of the Exchange and transmit it to the
      Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price, unless your dealer has made alternative arrangements with the Distributor. Otherwise, the order will receive the next offering price that is determined.

------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? Each Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in
      "How Can You Buy Class A Shares?" below.
------------------------------------------------------------------------------

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can
      You Buy Class B Shares?" below.
------------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy
      Class C Shares?" below.
------------------------------------------------------------------------------
Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class N Shares?" below.
Class Y Shares. Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.
Each Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different.
The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How   Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B, Class C or Class N. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.

   o  Investing for the Shorter Term. While each Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within SIX years, as well as the effect of the
      Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice
      (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for non-retirement plan investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

o     Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are   There Differences in Account Features That Matter to You? Some account features may not be available to Class B, Class C and Class N shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B, Class C and Class N shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the Class
      B, Class C and Class N asset-based sales charge described below and in the
      Statement of Additional Information. Share certificates are only available for Class A shares. If you are considering using your shares as collateral for a loan, that may be a factor to consider.

How   Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B, Class C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of
      Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The
      Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of each Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of
Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of each Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that a special condition applies.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of
Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

 ------------------------------------------------------------------------------
 Amount of Purchase       Front-End Sales  Front-End Sales   Concession As
                                           Charge As a
                            Charge As a Percentage of
                          Percentage of    Net               Percentage of
                          Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $25,000             5.75%             6.10%             4.75%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $25,000 or more but           5.50%             5.82%             4.75%
 less than $50,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $50,000 or more but           4.75%             4.99%             4.00%
 less than $100,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.75%             3.90%             3.00%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.00%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.60%
 less than $1 million
 ------------------------------------------------------------------------------

Can   You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of
      Accumulation" or a Letter of Intent, as described in "Reduced Sales
      Charges" in the Statement of Additional Information.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or for certain purchases by particular types of retirement plans that were permitted to purchase such shares prior to March 1, 2001 ("grandfathered retirement accounts"). Retirement plans are not permitted to make initial purchases of Class A shares subject to a contingent deferred sales charge. The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of
      $1 million or more other than by grandfathered retirement accounts. For grandfathered retirement accounts, the concession is 0.75% of the first
      $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million. In either case, the concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within an 18-month "holding period"
      measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of:
o     the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
o     the original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor. The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class A shares by those retirement plans from its own resources at the time of sale, subject to certain exceptions as described in the Statement of
      Additional Information. There is no contingent deferred sales charge upon the redemption of such shares.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds.
The Class B contingent deferred sales charge is paid to compensate the
Distributor for its expenses of providing distribution-related services to the
Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

-------------------------------------------------------------------------------
Years Since Beginning of Month in       Contingent Deferred Sales Charge on
Which Purchase Order was Accepted       Redemptions in That Year
                                        (As % of Amount Subject to Charge)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0 - 1                                   5.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 2                                   4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2 - 3                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3 - 4                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4 - 5                                   2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5 - 6                                   1.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

More than 6                             None

-------------------------------------------------------------------------------
In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to
      Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any
      Class B shares that you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

How Can you Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered for sale to retirement plans (including IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or to group retirement plans (which do not include IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances where
Class N shares are available for purchase.

      A contingent deferred sales charge of 1.0% will be imposed upon the redemption of Class N shares, if: o The group retirement plan is terminated or
Class N shares of all
      Oppenheimer funds are terminated as an investment option of the plan and
      Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or
o     With respect to an IRA or 403(b) plan, Class N shares are redeemed within
      18 months of the plan's first purchase of Class N shares of any
      Oppenheimer fund.

      Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and
the special account features applicable to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

Who Can Buy Class Y Shares? Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans.
Individual investors cannot buy Class Y shares directly.

      An institutional investor that buys Class Y shares for its customers'
accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and the special account features available to investors buying those other classes of shares do not apply to Class Y shares.
Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. Each Fund has adopted a Service Plan for Class
      A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares.
      Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. With respect to Class A shares subject to a Class A contingent deferred sales charge purchased by grandfathered retirement accounts, the Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer. During the first year the shares are sold, the Distributor retains the service fee. After the shares have been held for a year, the Distributor pays the service fee to dealers on a quarterly basis.

Distribution and Service Plans for Class B, Class C and Class N Shares. Each
      Fund has adopted Distribution and Service Plans for Class B, Class C and
      Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts.
      Under the plans, each Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under the Class B, Class C and Class N plans.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.0% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of each
      Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis. The Distributor retains the service fees for accounts for which it renders the required personal services.

      The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more. See the Statement of Additional
      Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class N shares is therefore 1.0% of the purchase price. The Distributor retains the asset-based sales charge on Class N shares. See the Statement of
      Additional Information for exceptions.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an
Automated Clearing House (ACH) member. AccountLink lets you:
    o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset
      Builder Plans, or
    o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer
      Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer
Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the
PhoneLink number, 1.800.225.5677. Purchasing Shares. You may purchase shares in amounts up to $100,000 by
      phone, by calling 1.800.225.5677. You must have established AccountLink privileges to link your bank account with a Fund to pay for these purchases.

Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the
      PhoneLink number and the applicable Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares,"
      below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about each Fund, as well as your account balance, on the OppenheimerFunds Internet website, at
WWW.OPPENHEIMERFUNDS.COM. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at
1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. Each Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the
Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of a Fund, you have up to six months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C, Class N or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of each Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The
Distributor also offers a number of different retirement plans that individuals and employers can use:
Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs,
      SIMPLE IRAs and rollover IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k)Plans. These are special retirement plans for businesses. Pension and
      Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.
      Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day.
Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. Each Fund lets you sell your shares by writing a letter, by wire, or by telephone. You can also set up
Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at
1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and a Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   o You wish to redeem more than $100,000 and receive a check o The redemption check is not payable to all shareholders listed on the
      account statement
   o  The redemption check is not sent to the address of record on your account statement
   o  Shares are being transferred to a Fund account with a different owner or name
   o  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a U.S. national securities exchange, a registered securities association or a clearing agency.
      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an
      OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by
      Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.225.5677.

HOWDO you SELL SHARES BY MAIL? Write a letter of instruction that includes: o
   Your name o The Fund's name o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered, and
   o  Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail

requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217                   Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of the Exchange that day, which is normally 4:00
P.M., but may be earlier on some days. You may not redeem shares held in an
OppenheimerFunds retirement plan account or under a share certificate by telephone.
   o  To redeem shares through a service representative or automatically on
      PhoneLink, call 1.800.225.5677. Whichever method you use, you may have a check sent to the address on

the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES THROUGH your DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers.
Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B, Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of
Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

      A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:
o     the amount of your  account  value  represented  by an  increase  in net asset value over the initial purchase price,
o     shares  purchased by the  reinvestment  of  dividends  or capital  gains distributions, or

o     shares redeemed in the special circumstances  described in Appendix C to the Statement of Additional Information.
      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
   1. shares acquired by reinvestment of dividends and capital gains distributions,
   2. shares held for the holding period that applies to the class, and 3.
   shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of a Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the applicable Fund.

How to Exchange Shares

Shares of each Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of each Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
   o  Shares of the fund selected for exchange must be available for sale in your state of residence.
   o The prospectuses of both funds must offer the exchange privilege. o You must hold the shares you buy when you establish your account for at least seven days before you can exchange them. After the account is open seven days, you can exchange shares every regular business day.
   o  You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.

   o  Before exchanging into a fund, you must obtain and read its prospectus.
      Shares of a particular class of each Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of a Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of
Additional Information for more details.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.225.5677. That list can change from time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative or by using PhoneLink for automated exchanges by calling 1.800.225.5677. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address.
      Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
o     Shares are redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the
      Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of the Exchange that day, which is normally 4:00 P.M. but may be earlier on some days.

o     The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." When large dollar amounts are involved, a Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt a Fund's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that the Manager believes to be a market timer.
   o  Each Fund may amend, suspend or terminate the exchange privilege at any time. Each Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
   o  If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about each Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

A     $12 annual fee is assessed on any account valued at less than $500. The fee is automatically deducted from accounts annually on or about the second to last business day of September. See the Statement of Additional
      Information, or visit the OppenheimerFunds website, to learn how you can avoid this fee and for circumstances when this fee will not be assessed.

The   offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in a Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by a Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The   Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the
      Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients by participating in
      NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of a Fund if the dealer performs any transaction erroneously or improperly.
The   redemption price for shares will vary from day to day because the value of the securities in each Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The   Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as
      10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the
      Transfer Agent that your purchase payment has cleared.

Involuntary redemptions of small accounts may be made by each Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Sharesmay be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from a Fund's portfolio.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish a Fund your correct, certified Social Security or
      Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To    avoid sending duplicate copies of materials to households, a Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of a Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.225.5677. You may also notify the Transfer
      Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer
      Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. Each Fund intends to declare dividends separately for each class of shares from net investment income annually and to pay dividends to shareholders in December on a date selected by the Board of Trustees. Dividends and distributions paid on Class A, and Class Y shares will generally be higher than dividends for Class B shares, Class C shares and Class N shares, which normally have higher expenses than Class A shares and Class Y shares. Each Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS. Each Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. Each Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that a Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through
      AccountLink.

Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can
      reinvest all distributions in the same class of shares of another
      OppenheimerFunds account you have established.

TAXES. For retirement plan participants using each Fund as an investment option under their plan, dividends and capital gain distributions from each Fund generally will not be subject to current federal personal income tax, but if they are reinvested in the Fund under the plan, those dividends and distributions will accumulate on a tax-deferred basis. In general, retirement plans and, in particular, distributions from retirement plans, are governed by complex federal and state tax rules. Plan participants should contact their Plan administrator, refer to their plan's Summary Plan Description, and/or speak to a professional tax adviser regarding the tax consequences of participating in the
Plan and making withdrawals from their Plan account.

      If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in each Fund.
Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      If more than 50% of a Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect under the Internal Revenue Code to permit shareholders to take a credit or deduction on their federal income tax returns for foreign taxes paid by that Fund.

      Every year each Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information a
Fund sends you after the end of the calendar year.

Avoid "Buying a Dividend." If you buy shares on or just before the ex-dividend date, or just before a Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions. Because each Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by a Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal income tax information about your investment. You should consult with your tax advisor about the effect of an investment in a Fund on your particular tax situation.

MASTER/FEEDER STRUCTURE

Unlike many other mutual funds which directly buy and manage their own portfolio securities, the OSM - Mercury Advisors S&P 500 Index Fund and the OSM -
Mercury Advisors Focus Growth Fund seek to achieve their investment objectives by investing all of their assets in another registered investment company with the same goals as the Fund. All investments are made by the respective Master Fund.
Investors in each Fund will acquire an indirect interest in the respective
Master Fund.

      Other "feeder" funds may also invest in the Master Fund and all the feeder funds bear the Master Fund's expenses in proportion to their assets. This structure may enable the feeder funds to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the Master Fund by feeder funds may offset each other and produce a lower net cash flow. Each feeder fund can set its own transaction minimums, fund specific expenses, and other conditions.

      Each Fund may withdraw from its respective Master Fund at any time for any reason and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund's assets directly. The OSM -
Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus
Growth Fund may change the Master Fund in which it will invest if the Trustees believe such change would be in the best interests of Fund shareholders.

      Smaller feeder funds may be harmed by the actions of larger feeder funds.
For example, a larger feeder fund could have more voting power than a Fund over the operations of the Master Fund. Whenever the Master Fund holds a vote of its feeder funds, the feeder funds, including the OSM - Mercury Advisors S&P 500
Index Fund and the OSM - Mercury Advisors Focus Growth Fund, will pass the vote through to its own shareholders.

Financial Highlights

The Financial Highlights Table is presented to help you understand each Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund
(assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Funds' independent auditors, whose report, along with each Fund's financial statements, is included in the
Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

                                                                   Class A                     Class B                   Class C
                                                                Year Ended                  Year Ended                Year Ended
                                                                  Nov. 30,                    Nov. 30,                  Nov. 30,
                                                         2002       2001 1           2002       2001 1          2002      2001 1
====================================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $ 3.95        $10.00         $3.92       $10.00         $3.92      $10.00
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                     (.04)         (.02)         (.06)        (.03)         (.04)       (.03)
 Net realized and unrealized loss                       (1.39)        (6.03)        (1.37)       (6.05)        (1.39)      (6.05)
                                                       -----------------------------------------------------------------------------
 Total from investment operations                       (1.43)        (6.05)        (1.43)       (6.08)        (1.43)      (6.08)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $ 2.52        $ 3.95         $2.49       $ 3.92         $2.49      $ 3.92
                                                       =============================================================================

====================================================================================================================================
 Total Return, at Net Asset Value 2                    (36.20)%      (60.50)%      (36.48)%     (60.80)%      (36.48)%    (60.80)%

====================================================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)              $1,591        $1,048          $788         $667          $658        $300
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $1,402        $  444          $864         $305          $454        $114
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                    (1.47)%       (1.45)%       (2.22)%      (2.21)%       (2.21)%     (2.23)%
 Expenses                                                2.76%         3.99%         3.56%        4.78%         3.53%       4.79%
 Expenses, net of voluntary reimbursement of
 expenses and/or waiver of transfer agent fees           1.74%         1.84%         2.53%        2.46%         2.47%       2.18%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 4                             275.69%       137.66%       275.69%      137.66%       275.69%     137.66%

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Portfolio turnover rate is representative of the portfolio turnover rate of the Master Focus Twenty Trust included elsewhere in this report.

See accompanying Notes to Financial Statements.

       10 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

                                                                                  CLASS N                     CLASS Y
                                                                               YEAR ENDED                  YEAR ENDED
                                                                                 NOV. 30,                    NOV. 30,
                                                                       2002        2001 1          2002        2001 2
========================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                                 $3.94         $8.28         $3.96        $10.00
------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                   (.01)         (.04)         (.04)         (.05)
 Net realized and unrealized loss                                     (1.41)        (4.30)        (1.39)        (5.99)
                                                                      --------------------------------------------------
 Total from investment operations                                     (1.42)        (4.34)        (1.43)        (6.04)
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                       $2.52         $3.94         $2.53        $ 3.96
                                                                      ==================================================

========================================================================================================================
 Total Return, at Net Asset Value 3                                  (36.04)%      (52.42)%      (36.11)%      (60.40)%

========================================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                               $72            $1            $1 4          $1 4
------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                      $52            $1            $1 4          $1
------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 5
 Net investment loss                                                  (1.70)%       (1.06)%       (0.40)%       (0.63)%
 Expenses                                                              3.18%         4.01%        88.54%       503.44%
 Expenses, net of voluntary reimbursement of
 expenses and/or waiver of transfer agent fees                         2.12%         3.07%         1.21%         2.83%
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 6                                           275.69%       137.66%       275.69%       137.66%

1. For the period from March 1, 2001 (inception of offering) to November 30,
2001. 2. For the period from February 16, 2001 (inception of offering) to
November 30, 2001.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Less than $1,000.
5. Annualized for periods of less than one full year.
6. Portfolio turnover rate is representative of the portfolio turnover rate of the Master Focus Twenty Trust included elsewhere in this report.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Class A               Class B               Class C
                                                              Year Ended            Year Ended            Year Ended
                                                                Nov. 30,              Nov. 30,              Nov. 30,
                                                         2002     2001 1       2002     2001 1       2002     2001 1
----------------------------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period                   $ 9.44     $10.00     $ 9.37     $10.00     $ 9.38     $10.00
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .09        .09        .07        .01        .05        .01
Net realized and unrealized loss                         (.88)      (.65)      (.92)      (.64)      (.90)      (.63)
                                                       ---------------------------------------------------------------
Total from investment operations                         (.79)      (.56)      (.85)      (.63)      (.85)      (.62)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.10)        --       (.08)        --       (.09)        --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 8.55     $ 9.44     $ 8.44     $ 9.37     $ 8.44     $ 9.38
                                                       ===============================================================

----------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                      (8.49)%    (5.60)%    (9.11)%    (6.30)%    (9.12)%    (6.20)%

----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)               $4,898     $4,829     $  455     $  100     $  521     $  363
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $4,744     $4,739     $  255     $   32     $  467     $   68
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets: 3
Net investment income                                    1.08%      1.19%      0.28%      0.50%      0.29%      0.46%
Expenses                                                 1.51%      1.53%      2.75%      2.44%      2.67%      2.43%
Expenses, net of voluntary reimbursement of expenses
and/or voluntary waiver of transfer agent fees           1.41%      1.51%      2.64%      2.17%      2.56%      2.04%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    73%        32%        73%        32%        73%        32%

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

            15 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                                                    Class N               Class Y
                                                                 Year Ended            Year Ended
                                                                   Nov. 30, Nov.
                                                            30, 2002 2001 1 2002
                                                            2001 2
---------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period                      $ 9.41     $ 9.75     $ 9.46     $10.00
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .07        .04        .11        .11
Net realized and unrealized loss                            (.87)      (.38)      (.88)      (.65)
Total from investment operations                            (.80)      (.34)      (.77)      (.54)
---------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.09)        --       (.12)        --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                            $ 8.52     $ 9.41     $ 8.57     $ 9.46
                                                          =========================================

---------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 3                         (8.60)%    (3.49)%    (8.27)%    (5.40)%

---------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)                  $  322     $   38     $    1     $    1
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $  147     $   24     $    1     $    1
---------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       0.76%      0.84%      1.24%      1.39%
Expenses                                                    2.22%      1.94%     88.03%    501.51%
Expenses, net of voluntary reimbursement of expenses
and/or voluntary waiver of transfer agent fees              2.12%      1.79%      1.54%      1.28%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       73%        32%        73%        32%

1. For the period from March 1, 2001 (inception of offering) to November 30,
2001. 2. For the period from February 16, 2001 (inception of offering) to
November 30, 2001.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                 CLASS A             CLASS B             CLASS C
                                                    Year                Year                Year
                                                   Ended               Ended               Ended
                                                Nov. 30,            Nov. 30,            Nov. 30,
                                          2002    2001 1      2002    2001 1      2002    2001 1
=================================================================================================

 Per Share Operating Data
 Net asset value, beginning of period    $8.56    $10.00     $8.50    $10.00     $8.49    $10.00
-------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                      (.04)     (.03)     (.02)     (.06)     (.06)     (.02)
 Net realized and unrealized loss        (2.03)    (1.41)    (2.08)    (1.44)    (2.03)    (1.49)
                                         --------------------------------------------------------
 Total from investment operations        (2.07)    (1.44)    (2.10)    (1.50)    (2.09)    (1.51)
-------------------------------------------------------------------------------------------------
 Net asset value, end of period          $6.49     $8.56     $6.40     $8.50     $6.40     $8.49
                                         ========================================================
=================================================================================================
 Total Return, at Net Asset Value 2     (24.18)%  (14.40)%  (24.71)%  (15.00)%  (24.62)%  (15.10)%

=================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period
 (in thousands)                         $4,981    $5,234    $1,296      $354    $2,194      $968
-------------------------------------------------------------------------------------------------
 Average net assets (in thousands)      $4,862    $4,683    $  620      $221    $1,528      $232
-------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                     (0.59)%   (0.50)%   (1.29)%   (1.37)%   (1.32)%   (1.31)%
 Expenses                                 1.89%     1.44%     3.08%     2.45%     2.86%     2.46%
 Expenses, net of voluntary reimbursement
 of expenses and/or voluntary waiver of
 transfer agent fees                      1.39%     1.44%     2.51%     2.24%     2.31%     2.10%
-------------------------------------------------------------------------------------------------
 Portfolio turnover rate                    77%       56%       77%       56%       77%       56%

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                           17 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

FINANCIAL HIGHLIGHTS  CONTINUED

                                                           CLASS N             CLASS Y
                                                              Year                Year
                                                             Ended               Ended
                                                          Nov. 30,            Nov. 30,
                                                    2002    2001 1      2002    2001 2
========================================================================================

 Per Share Operating Data
 Net asset value, beginning of period             $ 8.52     $9.45    $ 8.57    $10.00
----------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                (.05)     (.02)     (.03)     (.03)
 Net realized and unrealized loss                  (2.02)     (.91)    (2.03)    (1.40)
                                                   -------------------------------------
 Total from investment operations                  (2.07)     (.93)    (2.06)    (1.43)
----------------------------------------------------------------------------------------
 Net asset value, end of period                    $6.45     $8.52     $6.51    $ 8.57
                                                   =====================================

========================================================================================
 Total Return, at Net Asset Value 3               (24.30)%   (9.84)%  (24.04)%  (14.30)%

========================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)         $1,313      $361        $1        $1
----------------------------------------------------------------------------------------
 Average net assets (in thousands)                $1,031      $122        $1        $1
----------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment loss                               (0.82)%   (0.90)%   (0.41)%   (0.38)%
 Expenses                                           2.56%     1.98%    88.09%   501.48%
 Expenses, net of voluntary reimbursement
 of expenses and/or voluntary waiver of
 transfer agent fees                                2.01%     1.71%     1.43%     1.25%
----------------------------------------------------------------------------------------
 Portfolio turnover rate                              77%       56%       77%       56%

1. For the period from March 1, 2001 (inception of offering) to November 30,
2001. 2. For the period from February 16, 2001 (inception of offering) to
November 30, 2001.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                         Class A           Class B           Class C
                                                            Year              Year              Year
                                                           Ended             Ended             Ended
                                                        Nov. 30,          Nov. 30,          Nov. 30,
                                                  2002    2001 1    2002    2001 1    2002    2001 1
-----------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period           $  9.25   $10.00   $ 9.18   $10.00  $  9.18   $10.00
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (.06)      .08     (.07)     .04     (.07)     .03
Net realized and unrealized loss                (1.05)     (.83)   (1.09)    (.86)   (1.09)    (.85)
                                               ------------------------------------------------------
Total from investment operations                (1.11)     (.75)   (1.16)    (.82)   (1.16)    (.82)
-----------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income             (.09)       --     (.06)      --     (.07)      --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                  $8.05     $9.25    $7.96    $9.18    $7.95    $9.18
                                               ======================================================

-----------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2             (12.17)%   (7.50)% (12.75)%  (8.20)% (12.78)%  (8.20)%

-----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)       $6,775    $8,717   $4,325   $2,071   $6,872   $3,729
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $9,404    $6,384   $3,416   $1,075   $5,788   $1,427
-----------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                    (0.52)%    1.57%   (1.21)%   1.06%   (1.21)%   1.17%
Expenses                                         1.85%     1.59%    2.75%    2.54%    2.72%    2.55%
Expenses, net of voluntary reimbursement
of expenses and/or voluntary waiver of
transfer agent fees                              1.59%     1.59%    2.44%    2.39%    2.41%    2.38%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                           139%       55%     139%      55%     139%      55%

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

        18 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

                                                                       Class N            Class Y
                                                                          Year               Year
                                                                         Ended              Ended
                                                                      Nov. 30,           Nov. 30,
                                                                2002    2001 1     2002    2001 2
---------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period                          $ 9.21    $ 9.84   $ 9.26    $10.00
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                            .02       .03      .01       .12
Net realized and unrealized loss                               (1.14)     (.66)   (1.06)     (.86)
                                                              -------------------------------------
Total from investment operations                               (1.12)     (.63)   (1.05)     (.74)
---------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (.09)       --     (.11)       --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $8.00     $9.21    $8.10    $ 9.26
                                                              =====================================

---------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 3                            (12.30)%   (6.40)% (11.52)%   (7.40)%

---------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                      $5,698      $660       $1        $1
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)                             $3,055      $158       $1        $1
---------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                   (0.66)%    2.08%    0.10%     1.52%
Expenses                                                        2.23%     2.07%   87.59%   501.53%
Expenses, net of voluntary reimbursement of expenses
and/or voluntary waiver of transfer agent fees                  1.98%     1.89%    1.12%     1.30%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          139%       55%     139%       55%

1. For the period from March 1, 2001 (inception of offering) to November 30,
2001. 2. For the period from February 16, 2001 (inception of offering) to
November 30, 2001.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year. See accompanying Notes to
Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                   Class A                     Class B                     Class C
                                                                      Year                        Year                        Year
                                                                     Ended                       Ended                       Ended
                                                                  Nov. 30,                    Nov. 30,                    Nov. 30,
                                                        2002          2001 1        2002          2001 1        2002          2001 1
------------------------------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period                 $ 7.56        $10.00        $ 7.51        $10.00        $ 7.51        $10.00
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                    (.09)         (.07)         (.05)         (.14)         (.11)         (.04)
 Net realized and unrealized loss                      (1.70)        (2.37)        (1.77)        (2.35)        (1.71)        (2.45)
                                                     -------------------------------------------------------------------------------
 Total from investment operations                      (1.79)        (2.44)        (1.82)        (2.49)        (1.82)        (2.49)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $5.77        $ 7.56         $5.69        $ 7.51         $5.69        $ 7.51
                                                     ===============================================================================

------------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                   (23.68)%      (24.40)%      (24.23)%      (24.90)%      (24.23)%      (24.90)%

------------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)             $3,148        $4,046          $193          $ 95          $156          $114
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $3,560        $4,255          $148          $118          $131          $ 40
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                   (1.42)%       (1.04)%       (2.16)%       (1.93)%       (2.16)%       (1.93)%
 Expenses                                               2.24%         1.75%         3.66%         2.74%         3.51%         2.76%
 Expenses, net of voluntary reimbursement of expenses
 and/or voluntary waiver of transfer agent fees         1.73%         1.75%         2.77%         2.57%         2.79%         2.28%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 408%          370%          408%          370%          408%          370%

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year. See accompanying Notes to
Financial Statements.

13 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

FINANCIAL HIGHLIGHTS  Continued

                                                              Class N           Class Y
                                                                 Year              Year
                                                                Ended             Ended
                                                             Nov. 30,          Nov. 30,
                                                        2002   2001 1     2002   2001 2
-----------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period                 $ 7.53   $ 9.06   $ 7.57   $10.00
-----------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                    (.10)    (.03)    (.08)    (.05)
 Net realized and unrealized loss                      (1.70)   (1.50)   (1.70)   (2.38)
                                                    -------------------------------------
 Total from investment operations                      (1.80)   (1.53)   (1.78)   (2.43)
-----------------------------------------------------------------------------------------
 Net asset value, end of period                        $5.73    $7.53    $5.79    $7.57
                                                    =====================================

-----------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                   (23.90)% (16.89)% (23.51)% (24.30)%

-----------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                $68      $31       $1       $1
-----------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $50      $ 9       $1       $1
 Ratios to average net assets: 4
 Net investment loss                                   (1.67)%  (1.53)%  (0.80)%  (0.63)%
 Expenses                                               3.14%    2.27%   88.69%  501.80%
 Expenses, net of voluntary reimbursement of expenses
 and/or voluntary waiver of transfer agent fees         2.28%    1.74%    1.62%    1.45%
-----------------------------------------------------------------------------------------
 Portfolio turnover rate                                 408%     370%     408%     370%

1. For the period from March 1, 2001 (inception of offering) to November 30,
2001. 2. For the period from February 16, 2001 (inception of offering) to
November 30, 2001.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year. See accompanying Notes to
Financial Statements.

FINANCIAL HIGHLIGHTS

 Class A     Year Ended December 31                                                            2002             2001 1
-------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                                                       $  8.85             $10.00
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                                          .03                .01
 Net realized and unrealized loss                                                             (2.08)             (1.16)
                                                                                            -----------------------------
 Total from investment operations                                                             (2.05)             (1.15)
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                          (.03)                --
                                                                                            -----------------------------
 Net asset value, end of period                                                               $6.77              $8.85
                                                                                            =============================

-------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                                          (23.21)%           (11.50)%

-------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                                                    $6,334             $3,598
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                           $5,202             $1,397
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                                                         0.62%              0.33%
 Expenses                                                                                      2.03%              1.87%
 Expenses, net of voluntary reimbursement of expenses and/or
 voluntary waiver of transfer agent fees                                                       1.08%              0.99%
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 4                                                                     4.59%              3.21%

1. For the period from February 16, 2001 (inception of offering) to December 31,
2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Portfolio turnover rate is representative of the portfolio turnover rate of the Master S&P 500 Index Fund included elsewhere in this report.

See accompanying Notes to Financial Statements.

16 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

 Class B     Year Ended December 31                                                          2002              2001 1

----------------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period                                                      $ 8.80            $10.00
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                                           --              (.01)
 Net realized and unrealized loss                                                           (2.09)            (1.19)
                                                                                         -----------------------------
 Total from investment operations                                                           (2.09)            (1.20)
----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                          --                --
                                                                                         -----------------------------
 Net asset value, end of period                                                             $6.71             $8.80
                                                                                         =============================

----------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                                        (23.75)%          (12.00)%

----------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                                                  $4,184            $1,189
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                         $2,929             $ 468
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                                                        (0.10)%           (0.40)%
 Expenses                                                                                    2.78%             2.65%
 Expenses, net of voluntary reimbursement of expenses and/or
 voluntary waiver of transfer agent fees                                                     1.83%             1.68%
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 4                                                                   4.59%             3.21%

1. For the period from February 16, 2001 (inception of offering) to December 31,
2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Portfolio turnover rate is representative of the portfolio turnover rate of the Master S&P 500 Index Fund included elsewhere in this report.

See accompanying Notes to Financial Statements.

17 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

FINANCIAL HIGHLIGHTS  Continued

 Class C     Year Ended December 31                                                         2002            2001 1
-------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                                                     $ 8.79          $10.00
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                                          --            (.01)
 Net realized and unrealized loss                                                          (2.09)          (1.20)
                                                                                        ---------------------------
 Total from investment operations                                                          (2.09)          (1.21)
-------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                         --              --
                                                                                        ---------------------------
 Net asset value, end of period                                                            $6.70          $ 8.79
                                                                                        ===========================

-------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                                       (23.78)%        (12.10)%

-------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                                                 $4,952          $1,558
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                        $3,592          $  500
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                                                       (0.10)%         (0.39)%
 Expenses                                                                                   2.70%           2.64%
 Expenses, net of voluntary reimbursement of expenses and/or
 voluntary waiver of transfer agent fees                                                    1.80%           1.76%
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 4                                                                  4.59%           3.21%

1. For the period from February 16, 2001 (inception of offering) to December 31,
2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Portfolio turnover rate is representative of the portfolio turnover rate of the Master S&P 500 Index Fund included elsewhere in this report.

See accompanying Notes to Financial Statements.

18 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

 Class N     Year Ended December 31                                                       2002              2001 1
-------------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period                                                   $ 8.82            $ 9.54
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                                     .02                --
 Net realized and unrealized loss                                                        (2.08)             (.72)
                                                                                    -------------------------------
 Total from investment operations                                                        (2.06)             (.72)
-------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                     (.02)               --
                                                                                    -------------------------------
 Net asset value, end of period                                                          $6.74             $8.82
                                                                                    ===============================

-------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                                     (23.33)%           (7.55)%

-------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                                              $13,080            $5,014
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                     $ 9,977            $1,425
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                                                    0.38%             0.07%
 Expenses                                                                                 2.16%             2.14%
 Expenses, net of voluntary reimbursement of expenses and/or
 voluntary waiver of transfer agent fees                                                  1.29%             1.40%
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 4                                                                4.59%             3.21%

1. For the period from March 1, 2001 (inception of offering) to December 31,
2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Portfolio turnover rate is representative of the portfolio turnover rate of the Master S&P 500 Index Fund included elsewhere in this report.

See accompanying Notes to Financial Statements.

19 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

FINANCIAL HIGHLIGHTS  Continued

 Class Y     Year Ended  December 31                                                        2002               2001 1
----------------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period                                                     $ 8.90             $10.00
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                                       .07                .04
 Net realized and unrealized loss                                                          (2.12)             (1.14)
                                                                                        ------------------------------
 Total from investment operations                                                          (2.05)             (1.10)
----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                       (.02)                --
                                                                                        ------------------------------
 Net asset value, end of period                                                            $6.83              $8.90
                                                                                        ==============================

----------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                                       (23.06)%           (11.00)%

----------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                                                     $1                 $1
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                            $1                 $1
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                                                      0.80%              0.57%
 Expenses                                                                                  46.32%            384.04%
 Expenses, net of voluntary reimbursement of expenses and/or
 voluntary waiver of transfer agent fees                                                    0.83%              0.62%
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 4                                                                  4.59%              3.21%

1. For the period from February 16, 2001 (inception of offering) to December 31,
2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Portfolio turnover rate is representative of the portfolio turnover rate of the Master S&P 500 Index Fund included elsewhere in this report.

See accompanying Notes to Financial Statements.

                          Appendix to Prospectus of
                         Oppenheimer Select Managers

Graphic Material included in the Prospectus of Oppenheimer Select Managers:
"Annual Total Return (Class A) (% as of 12/31 each year)":

A bar chart will be included in the Prospectus of Oppenheimer  Select Managers
(OSM)  for  each of its 6  series  depicting  the  annual  total  return  of a hypothetical  investment  in Class A shares of each Fund for the calendar year ended  12/31/02,  without  deducting  sales  charges.  Set forth  below is the relevant data point that will appear on the bar chart.

---------------------------------------------------------------------------------
             OSM -      OSM -                             OSM -       OSM -
             Mercury    Mercury     OSM -      OSM -      Salomon     Gartmore
             Advisors   Advisors    QM Active  Jennison   Brothers    Millennium
Calendar     S&P 500    Focus       Balanced   Growth     All Cap     Growth
Year Ended   Index Fund Growth Fund Fund       Fund       Fund        Fund II
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
12/31/02     -23.21%    -39.01%     -12.44%    -30.81%    -22.09%     -29.45%
---------------------------------------------------------------------------------

INFORMATION AND SERVICES

For More Information on The Select Managers Funds
The following additional information about each Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about each Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about each Fund's investments and performance is available in each Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Funds'
performance during its last fiscal year.

How to Get More Information

You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Funds' privacy policy and other information about each Fund or your account:

By Telephone:           Call OppenheimerFunds Services toll-free:

                            1.800.CALL OPP (225.5677)

By Mail:                Write to:
                            OppenheimerFunds Services
                        P.O. Box 5270 Denver, Colorado 80217-5270

On the Internet:        You can send us a request by e-mail or
                        read or download documents on the
                            OppenheimerFunds website:
                            WWW.OPPENHEIMERFUNDS.COM

Information about each Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about each
Fund are available on the EDGAR database on the SEC's Internet website at
www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Funds or to make any representations about the Funds other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Funds, nor a solicitation of an offer to buy shares of the Funds, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Trust's SEC File No.: 811-10153 The Funds' shares are distributed by:
PR0000.001.0303 (logo) OppenheimerFunds(R) Distributor, Inc.

Printed on recycled paper.

Oppenheimer Select Managers Mercury Advisors S&P 500 Index Fund Mercury
      Advisors Focus Growth Fund QM Active Balanced Fund Jennison Growth Fund
      Salomon Brothers All Cap Fund Gartmore Millennium Growth Fund II

6803 South Tucson Way, Centennial, Colorado 80112

1.800.525.7048

Statement of Additional Information dated March 28, 2003

      This Statement of Additional Information is not a Prospectus. This
document contains additional information about the Funds and supplements information in the Prospectus dated March 28, 2003. It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Funds'
Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado
80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at
www.oppenheimerfunds.com.

Contents
                                                                            Page
About the Funds
Additional Information About the Funds' Investment Policies and Risks..     2

About Your Account

Financial Information About the Funds

ABOUT  THE  FUNDS

Additional Information About the Funds' Investment Policies and Risks

      The investment objective, the principal investment policies and the main risks of each Fund are described in the Prospectus. This Statement of Additional
Information contains supplemental information about those policies and risks and the types of securities that each Fund's investment Adviser or subadviser can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Funds' Investment Policies

Oppenheimer Select Managers - Mercury Advisors S&P 500 Index Fund

      The Fund seeks to achieve its investment objective by investing all of its assets in the Master S&P 500 Index Series of the Quantitative Master Series
Trust (the "Master Fund") which has the same investment objective as the Fund.
The Fund's investment experience and results will correspond directly to the investment experience of the Master Fund in which it invests. Thus, all investments are made at the level of the Master Fund. For simplicity, however, with respect to investment objective, policies and restrictions, this Statement of Additional Information, like the Prospectus, uses the term "Fund" to include the Fund and the Master Fund in which the Fund invests. The following is a description of the investment policies of the Fund.

      The Fund's investment objective is not a fundamental policy and may be changed by the Board of Trustees of the Fund with 60 days notice to shareholders but , without shareholder approval. The Trustees may also change the target index of the Fund if they consider that a different index would facilitate the management of the Fund in a manner which better enables the Fund to seek to mirror the total return of the market segment represented by the then existing target index.

      The investment objective of the Fund is to match the performance of the
Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") as
closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

      In seeking to mirror the total return of the S&P 500, Fund Asset
Management, L.P., doing business as Mercury Advisors (the "Adviser") generally will allocate the Master Fund's investments among common stocks in approximately the same weightings as the S&P 500. In addition, the Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the S&P 500. At times the Fund may not invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P
500. At those times, the Fund chooses investments so that the market capitalizations, industry weighting and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The Fund may also engage in securities lending.

      The S&P 500 is composed of the common stocks of 500 large capitalization companies from various industrial sectors, most of which are listed on the New York Stock Exchange (the "NYSE"). A company's stock market capitalization is the total market value of its outstanding shares. The S&P
500 represents a significant portion of the market value of all common stocks publicly traded in the United States.

About Indexing and Management of the Fund

      About Indexing. The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing essentially a "passive" or "indexing"
investment approach, seeks to replicate, before the Fund's expenses (which can be expected to reduce the total return of a Fund), the total return of its respective index.

      Indexing and Managing the Fund. The Fund will be substantially invested in securities in the S&P 500, and will invest at least 80% of its net assets
(plus any borrowings for investment purposes) at the time of investment in equity securities or other financial instruments which are contained in or correlated with securities in the S&P 500.

      Because the Fund seeks to mirror the total return of the S&P 500, generally the Adviser will not attempt to judge the merits of any particular security as an investment but will seek only to mirror the total return of the securities in the S&P 500. However, the Adviser may omit or remove a security which is included in the S&P 500 from the Fund's portfolio if, following objective criteria, the Adviser judges the security to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

      The Adviser may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon the S&P 500). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to the Fund or by the Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. The Adviser will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, the Adviser may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities' weightings in the S&P 500.

      The Fund's ability to mirror the total return of the S&P 500 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Fund, taxes, changes in either the composition of the
S&P 500 or the assets of the Fund, and the timing and amount of Fund investors' contributions and withdrawals, if any. In addition, the Fund's total return will be affected by incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Fund. Under normal circumstances, it is anticipated that the Fund's total return over periods of one (1) year and longer will, on a gross basis and before taking into account expenses (incurred at either the Master Fund or the Fund level), be within ten (10) basis points (a basis point is one one-hundredth of one percent (0.01%)) of the total return of the S&P 500. There can be no assurance that this level of correlation will be achieved. In the event that this correlation is not achieved over time, the
Trustees of the Fund will consider alternative strategies for the Fund.
Information regarding correlation of the Fund's performance to that of the
S&P 500 will be reflected in the Fund's annual report.

Other Investment Policies, Practices and Risk Factors

      Cash Management. Generally, the Adviser will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Adviser, a portion of the Fund's assets may be invested in certain types of instruments with remaining maturities of three hundred ninety seven (397)
days or less for liquidity purposes. Such instruments would consist of: (i)
obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions ("U.S. Government Securities"); (ii) other fixed-income securities rated Aa or higher by Moody's Investors Service Inc.
("Moody's) or AA or higher by Standard & Poor's Rating Service ("S&P")
or, if unrated, of comparable quality in the opinion of the Adviser; (iii)
commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements.
At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated
Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser.

      Short Sales. In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, the Adviser may sell a security the Fund does not own, or in an amount greater than the Fund owns
(i.e., make short sales). Such transactions will be used only in an effort to adjust the weightings of particular securities represented in the basket to reflect such securities' weightings in the target index.

      Cash Flows; Expenses. The ability of the Fund to satisfy its investment objective depends to some extent on the Adviser's ability to manage cash flow
(primarily from purchases and redemptions and distributions from the Fund's investments). The Adviser will make investment changes to the Fund's portfolio to accommodate cash flow while continuing to seek to replicate the total return of the S&P 500. Investors should also be aware that the investment performance of the S&P 500 is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Fund. Finally, since the Fund seeks to replicate the total return of the S&P 500, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

Additional Information Concerning the Index

      S&P 500. "Standard & Poor's", "S&P", "S&P 500",
"Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill
Companies, Inc. and have been licensed for use by the Fund. The OSM - Mercury
Advisors S&P 500 Index Fund and the Master Fund are not sponsored, endorsed, sold or promoted by S&P, a division of The McGraw-Hill Companies, Inc.
S&P makes no representation regarding the advisability of investing in the
Fund. S&P makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 to track general stock market performance.
S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund and the Master Fund or the owners of shares of the
Fund and the Master Fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund and the
Master Fund or the timing of the issuance of sale of shares of the Fund and the
Master Fund or in the determination or calculation of the equation by which the
Fund and the Master Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the
Fund and the Master Fund.

      S&P does not guarantee the accuracy and/or the completeness of the
S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, the Master Fund, owners of shares of the Fund and the Master Fund, or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the
S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Portfolio Turnover

      Although the Fund will use a passive indexing approach to investing, the
Fund may engage in a substantial number of portfolio transactions. The rate of portfolio turnover will be a limiting factor when the Adviser considers whether to purchase or sell securities for the Fund only to the extent that the Adviser will consider the impact of transaction costs on the Fund's tracking error.
Changes in the securities comprising the S&P 500, will tend to increase the
Fund's portfolio turnover rate, as the Investment Adviser restructures the
Fund's holdings to reflect the changes in the S&P 500. The portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the
Fund's purchases or sales of securities by the average net asset value of the
Fund. High portfolio turnover involves correspondingly greater brokerage commissions for the Fund investing in equity securities and other transaction costs which are borne directly by the Fund. A high portfolio turnover rate may also result in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income rates.

Oppenheimer Select Managers - Mercury Advisors S&P 500 Index Fund Oppenheimer
Select Managers - Mercury Advisors Focus Growth Fund Oppenheimer Select Managers
- QM Active Balanced Fund Oppenheimer Select Managers - Jennison Growth Fund
Oppenheimer Select Managers - Salomon Brothers All Cap Fund Oppenheimer Select
Managers - Gartmore Millennium Growth Fund II

Policies. The composition of each Fund's portfolio and the techniques and strategies that the respective Subadviser (Adviser in the case of the OSM -
Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth
Fund) may use in selecting portfolio securities will vary over time. The Funds are not required to use all of the investment techniques and strategies described below at all times in seeking their goals. The Funds may use some of the special investment techniques and strategies at some times or not at all.

      |X| Cyclical Opportunities. (All Funds except OSM - Mercury Advisors S&P
500 Index Fund). The Fund's Adviser or the Subadvisers might also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Adviser or Subadviser believes they have growth potential. For example, when the economy is expanding, companies in the consumer durables and technology sectors might benefit and offer long-term growth opportunities. Other cyclical industries include insurance, for example.
Each Fund focuses on seeking growth over the long term, but could seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries.

      |X| Investments in Equity Securities. (All Funds except OSM - Mercury
Advisors S&P 500 Index Fund). Each Fund focuses its investments in equity securities, all but the OSM - QM Active Balanced Fund focusing its investments in the equity securities of growth companies. The equity securities each Fund may invest in include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. The OSM - Mercury Advisors Focus
Growth Fund and the OSM - Jennison Growth Fund will invest primarily in the common stocks of companies having a market capitalization that excess $1 billion. The OSM - QM Active Balanced Fund, the OSM - Salomon Brothers All Cap
Fund and the OSM - Gartmore Millennium Growth Fund II may invest in the stocks of companies of every size - small, medium and large capitalization. The Funds generally measure a company's market capitalization at the time of investment.
However, a Fund is not required to sell securities of an issuer it holds if the issuer's capitalization exceeds the limits described above.

      Each Fund can also invest a portion of its assets in securities of issuers having a market capitalization different from the limits described above. At times, in the Adviser's or Subadviser's view, the market may favor or disfavor securities of issuers of a particular capitalization range. Therefore, although the Fund may normally invest its assets in equity securities of a certain market capitalization, the Fund may change the proportion of its equity investments in securities of different capitalization ranges, based upon the Adviser's or
Subadviser's judgment of where the best market opportunities are to seek the
Fund's objective.

      Growth companies might be providing new products or services that could enable them to capture a dominant or important market position. They may have a special area of expertise or the capability to take advantage of changes in demographic factors in a more profitable way than larger, more established companies.

      Growth companies tend to retain a large part of their earnings for research, development or investment in capital assets. Therefore, they do not tend to emphasize paying dividends, and may not pay any dividends for some time.
They are selected for a Fund's portfolio because the Adviser or Subadviser for the particular Fund believes the price of the stock will increase over the long term.

            |_| Over-the-Counter Securities. (All Funds except OSM - Mercury
Advisors S&P 500 Index Fund). Growth companies may offer greater opportunities for capital appreciation than securities of large, more established companies.
However, securities of small-cap and mid-cap companies also involve greater risks than securities of larger companies. Securities of small and medium capitalization issuers may trade on securities exchanges or in the over-the-counter market. The over-the-counter markets, both in the U.S. and abroad, may have less liquidity than securities exchanges. That lack of liquidity can affect the price a Fund is able to obtain when it wants to sell a security, because if there are fewer buyers and less demand for a particular security, the Fund might not be able to sell it at an acceptable price or might have to reduce the price in order to dispose of the security.

      In the U.S., the principal over-the-counter market is the NASDAQ Stock
Market, Inc., ("NASDAQ") which is regulated by the National Association of
Securities Dealers, Inc. It consists of an electronic quotation system for certain securities, and a security must have at least two (2) market makers to be included in NASDAQ. Other over-the-counter markets exist in the U.S., as well as those abroad, wherever a dealer is willing to make a market in a particular security.

            |_| Convertible Securities. (All Funds except OSM - Mercury Advisors
S&P 500 Index Fund). Convertible securities are debt securities that are convertible into an issuer's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.
Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled
Convertible") or (ii) a combination of separate securities chosen by the Adviser or Subadviser, as the case may be, in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a
"Manufactured Convertible").

            The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security: it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security.

            While convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities)
causes them to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on an Adviser's or Subadviser's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities. To determine whether convertible securities should be regarded as "equity equivalents," the Adviser or
Subadvisers examine the following factors:
(1)            whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)            whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis
               (considering the effect of conversion of the convertible
               securities), and
(3)            the extent to which the convertible security may be a defensive
               "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

            As indicated above, synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled
Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled
Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation.
Manufactured Convertibles are created by the Adviser or Subadviser, as the case may be, by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income ("fixed income component") or a right to acquire equity securities ("convertible component").
The fixed income component is achieved by investing in non-convertible fixed income securities, such as non-convertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, LEAPS, or other securities with equity conversion features ("equity features") granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

            A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value.
Therefore, the total "market value" of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

            More flexibility is possible in the creation of a Manufactured
Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Adviser or
Subadviser, as the case may be, may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Adviser or Subadviser, as the case may be, may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Adviser or Subadviser, as the case may be, believes such a Manufactured Convertible would better promote the Fund's objective than alternative investments. For example, the Adviser or Subadviser, as the case may be, may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Fund's credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured
Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

            The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event the Fund created a
Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity and which is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

      |_| Preferred Stock (All Funds except OSM - Mercury Advisors S&P 500
Index Fund). Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's
common stock. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which can also have a negative impact on prices when interest rates decline. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      |_| Credit Risk. (All Funds except OSM - Mercury Advisors S&P 500 Index
Fund). Convertible securities and debt securities are subject to credit risk.
Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. If the issuer fails to pay interest, a Fund's income may be reduced and if the issuer fails to repay principal, the value of that bond and of the Fund's shares may be reduced.
The Adviser or Subadvisers may rely to some extent on credit ratings by nationally recognized ratings agencies in evaluating the credit risk of securities selected for a Fund's portfolio. It may also use its own research and analysis. Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security may change over time. The OSM - QM
Active Balanced Fund and the OSM - Salomon Brothers All Cap Fund may invest in higher-yielding lower-grade debt securities (that is, securities below investment grade), which have special risks. Those are securities rated below the four highest rating categories of S&P or Moody's or equivalent ratings of other rating agencies or ratings assigned to a security by the Adviser or
Subadvisers. The QM Active Balanced Fund can invest up to 20% of its total assets in lower-grade debt securities and the OSM - Salomon Brothers All Cap
Fund can invest up to 20% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the Subadviser.

      |_| Special Risks of Lower-Grade Securities. "Lower-grade" debt securities are those rated below "investment grade" which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by S&P or similar ratings by other rating organizations. If they are unrated, and are determined by the Adviser or
Subadviser to be of comparable quality to debt securities rated below investment grade, they are included in the limitation on the percentage of the Fund's assets that can be invested in lower-grade securities.

    Among the special credit risks of lower-grade securities is the greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for insolvency. An overall decline in values in the high yield bond market is also more likely during a period of general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of Additional Information. To the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

    While securities rated "Baa" by Moody's or "BBB" by S&P are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics.

      |_| Interest Rate Risks. In addition to credit risks, convertible debt securities in particular and debt securities in general are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of outstanding debt securities generally rise, and the bonds may sell for more than their face amount. When interest rates rise, the values of outstanding debt securities generally decline, and the bonds may sell at a discount from their face amount. The magnitude of these price changes is generally greater for bonds with longer maturities. Therefore, when the average maturity of a Fund's debt securities is longer, its share price may fluctuate more when interest rates change.

      |_| Rights and Warrants. (All Funds except OSM - Mercury Advisors S&P
500 Index Fund). Each Fund can invest in warrants or rights. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders.
Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      |_| Investments in Debt Securities. (All Funds except OSM - Mercury
Advisors S&P 500 Index Fund). The Funds may invest in a variety of domestic and foreign debt securities, including corporate bonds, debentures and other debt securities, and foreign and U.S. government securities including mortgage-related securities. The OSM - QM Active Balanced Fund will invest in debt securities to seek investment income as part of its investment objectives.
Each Fund might invest in them also to seek capital growth or for liquidity or defensive purposes. Although the OSM - QM Active Balanced Fund will invest at least 25% of its total assets in investment grade debt securities, the Fund currently emphasizes investments in equity securities. Foreign debt securities are subject to the risks of foreign investing described below. In general, domestic and foreign debt securities are also subject to credit risk and interest rate risk.

      ? Mortgage-Related Securities (OSM - QM Active Balanced Fund, OSM -
Salomon Brothers All Cap Fund and OSM - Jennison Growth Fund only).
Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits
("REMICs") and other real estate-related securities.

      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk
(depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus.

      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The OSM - QM Active
Balanced Fund, OSM - Salomon Brothers All Cap Fund and the OSM - Jennison Growth
Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated
maturities.

      Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Funds'
shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Funds paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

      If interest rates rise rapidly, prepayments may occur at a slower rate than expected and the expected maturity of long-term or medium-term securities could lengthen as a result. That would cause their value and the prices of the
Fund's shares to fluctuate more widely in response to changes in interest rates.

      As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

      |_| Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates.
They may be collateralized by:

(1)      pass-through certificates issued or guaranteed by Ginnie Mae, Fannie
         Mae, or Freddie Mac,
(2)      unsecuritized mortgage loans insured by the Federal Housing
         Administration or guaranteed by the Department of Veterans' Affairs,
(3)      unsecuritized conventional mortgages, (4) other mortgage-related securities, or (5) any combination of these.

      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate
CMOs or floating rate CMOs.

      |_| U.S. Government Securities (All Funds except OSM - Mercury Advisors
S&P 500 Index Fund). These are securities issued or guaranteed by the U.S.
Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Funds may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States.
"Full faith and credit" means generally that the taxing power of the U.S.
government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United
States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Funds will invest in securities of U.S. government agencies and instrumentalities only if the Adviser or Subadviser is satisfied that the credit risk with respect to such instrumentality is acceptable.

            |_| U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of from one to ten (10) years when issued), and Treasury bonds
(maturities of more than ten (10) years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U.S. Treasury securities that have been "stripped" by a Federal Reserve Bank, and zero-coupon
U.S. Treasury securities.

            |_| Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government.
Some are supported by the full faith and credit of the U.S. government, such as
Government National Mortgage Association pass-through mortgage certificates
(called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National
Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage
Corporation obligations ("Freddie Macs").

            |_| U.S. Government Mortgage-Related Securities (All Funds except
OSM - Mercury Advisors S&P 500 Index Fund). The Funds can invest in a variety of mortgage-related securities that are issued by U.S. government agencies or instrumentalities, some of which are described below. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, resulting in maturity extensions. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of a Fund.

      |_| Zero-Coupon U.S. Government Securities (All Funds except OSM - Mercury
Advisors S&P 500 Index Fund and OSM - Gartmore Millennium Growth Fund II).
The Funds may buy zero-coupon U.S. government securities. These will typically be U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      A Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of the Fund's shares.

      |X| Money Market Instruments (All Funds except OSM - Mercury Advisors
S&P 500 Index Fund). The following is a brief description of the types of money market securities the Funds (other than the OSM - Mercury Advisors S&P
500 Index Fund) can invest in. Those money market securities are high-quality, short-term debt instruments that are issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

      |_| U.S. Government Securities. These include obligations issued or guaranteed by the U.S. government or any of its agencies or
instrumentalities.

            |_| Bank Obligations. These include time deposits, certificates of deposit and bankers' acceptances. Time deposits, other than overnight deposits, may be subject to withdrawal penalties and, if so, they are deemed "illiquid"
investments.

      The Funds can purchase bank obligations that are fully insured by the
Federal Deposit Insurance Corporation ("FDIC"). The FDIC insures the deposits of member banks up to $100,000 per account. Insured bank obligations may have a limited market and a particular investment of this type may be deemed "illiquid"
unless the Adviser or Subadviser, as the case may be, determines that a readily-available market exists for that particular obligation, or unless the obligation is payable at principal amount plus accrued interest on demand or within seven (7) days after demand.

? |_| Commercial Paper. Each Fund can invest in commercial paper if it is rated within the top two (2) rating categories of S&P and Moody's. If the paper is not rated, it may be purchased if issued by a company having a credit rating of at least "AA" by S&P or "Aa" by Moody's.

      The Funds can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Funds.

            |_| Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by each of the Funds except the OSM - Mercury Advisors S&P 500 Index Fund and the
OSM - Mercury Advisors Focus Growth Fund at varying rates of interest under direct arrangements between the Funds, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

      Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Funds' right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

      Each of the Funds has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Adviser or Subadviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by each of the Funds in illiquid securities, described in the Prospectus.

      |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which a
Fund traded its portfolio securities during its last fiscal year. For example, if a Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Each Fund's portfolio turnover rate will fluctuate from year to year. Each of the Funds, except the OSM - Mercury Advisors S&P
500 Index Fund, may have a portfolio turnover rate of more than 100% annually.

      Increased portfolio turnover creates higher brokerage and transaction costs for a Fund, which can reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since each
Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

      The portfolio turnover of the Master Fund of OSM - Mercury Advisors Focus
Growth Fund increased to 275.69% for the fiscal year ended November 30, 2002, from 137.66% for the period ended November 30, 2001. The portfolio turnover was due in large part to the extraordinary volatility of the markets during the year.

Other Investment Techniques and Strategies. In seeking its objective, each Fund from time to time can use the types of investment strategies and investments described below. They are not required to use all of these strategies at all times, and at times may not use them.

      |X| Foreign Securities (All Funds except OSM - Mercury Advisors S&P
500 Index Fund). Each Fund can invest in foreign securities. "Foreign securities"
include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in foreign over-the-counter markets. Each Fund can purchase equity and debt securities
(which may be denominated in U.S. dollars or non-U.S. currencies) issued by foreign corporations, or that are issued or guaranteed by certain supranational entities (described below), or foreign governments or their agencies or instrumentalities. These include securities issued by U.S. corporations denominated in non-U.S. currencies. In normal market conditions the Funds do not expect to hold significant amounts of foreign debt securities.

      Securities of foreign issuers that are represented by American Depository
Receipts ("ADRs") or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of each Fund's investment allocations. That is because they are not subject to some of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S.
markets. Each Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

      The OSM - Mercury Advisors Focus Growth Fund and the OSM - Jennison Growth
Fund may invest in the securities of foreign issuers in the form of ADRs,
European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets, and EDRs, which are issued in bearer form, are designed for use in European securities markets. The
OSM - Mercury Advisors Focus Growth Fund may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

      ADR facilities may be either "sponsored" or "un-sponsored." While sponsored and un-sponsored ADR facilities are similar, distinctions exist between the rights and duties of ADR holders and market practices. Sponsored facilities have the backing or participation of the underlying foreign issuers.
Un-sponsored facilities do not have the participation by or consent of the issuer of the deposited shares. Un-sponsored facilities usually request a letter of non-objection from the issuer. Holders of un-sponsored ADRs generally bear all the costs of such facility. The costs of the facility can include deposit and withdrawal fees, currency conversion and other service fees. The depository of an un-sponsored facility may not have a duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of un-sponsored ADRs do not have an obligation to disclose material information about the foreign issuers in the U.S. As a result, the value of the un-sponsored
ADR may not correlate with the value of the underlying security trading abroad or any material information about the security or the issuer disseminated abroad. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. The sponsored agreement also allocates fees among the parties. Most sponsored agreements provide that the depository will distribute shareholder notices, voting instructions and other communications.

      |_| Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are: o reduction of income by foreign taxes; o fluctuation in value of foreign investments due to changes in currency
rates  or  currency  control   regulations  (for  example,   currency
blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform  accounting,  auditing and financial reporting standards in foreign  countries  comparable  to those  applicable  to  domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility  and less  liquidity on foreign  markets than in the
         U.S.;
o     less  governmental  regulation of foreign  issuers,  stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased  risks of delays in  settlement of portfolio  transactions  or loss of certificates for portfolio securities;
o     possibilities   in  some   countries  of   expropriation,   confiscatory
         taxation,  political,  financial  or social  instability  or  adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

            |_| Special Risks of Emerging Markets. Emerging and developing
         markets abroad may also offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.

      |X| Passive Foreign Investment Companies. Each Fund other than OSM -
Mercury Advisors S&P 500 Index Fund may purchase the securities of certain foreign investment corporations called passive foreign investment companies
("PFICs"). Such entities have been the only or primary way to invest in certain countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds also may be PFICs.

      Each Fund is subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and, consequently, the Funds may have to subject any of its investment in other investment companies, including PFICs, to the limitation that no more than 10%
of the value of the Funds' total assets may be invested in such securities. In addition to bearing their proportionate share of a fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

      |X| Investing in Small, Unseasoned Companies (All Funds except OSM -
Mercury Advisors S&P 500 Index Fund). Each Fund can invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three (3) years, including the operations of any predecessors.
Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price a Fund might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when a Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained.
These are more speculative securities and can increase the Funds' overall portfolio risks.

      |X| Real Estate Investment Trusts (All Funds). Each Fund may invest in equity Real Estate Investment Trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or financing companies. Equity REITs own real estate directly and the value of, and income earned by, the Fund depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal
Revenue Code, and failing to maintain exemption from the 1940 Act. Because REITs normally pay on advisory fee and other expenses, a shareholder in these Funds may be subject to duplicative fees and expenses.

      |X| Firm Commitments and When-Issued Securities (All Funds). Each Fund may
purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an individual loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

      |X| Repurchase Agreements and Purchase and Sale Contracts (All Funds).
Each Fund may invest in securities pursuant to repurchase agreements and each
Fund other than the OSM - Mercury Advisors S&P 500 Index Fund may invest in purchase and sale contracts. Under a repurchase agreement or a purchase and sale contract, the seller agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the price at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement;
the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. Approved vendors include U.S. commercial banks,
U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by OppenheimerFunds, Inc. (the "Manager") (or in the case of OSM - Mercury
Advisors S&P 500 Index Fund and OSM - Mercury Advisors Focus Growth Fund,
credit requirements set by the Advisor) from time to time. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, Fund management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community. No Fund may invest more than 15% of its net assets in repurchase agreements or purchase and sale contracts maturing in more than seven (7) days together with all other illiquid investments.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission, the Funds, along with other affiliated entities managed by the
Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X| Illiquid and Restricted Securities (All Funds). Each Fund may purchase illiquid or restricted securities. Under the policies and procedures established by the Funds' Board of Trustees (or, in the case of OSM - Mercury Advisors S&P
500 Index Fund and OSM - Mercury Advisors Focus Growth Fund, the Board of
Trustees of the applicable Master Fund), the Adviser or Subadviser determines the liquidity of certain of a Fund's investments. To enable a Fund to sell its holdings of a restricted security not registered under the Securities Act of
1933, as amended (the "Securities Act") that Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by a Fund with the issuer at the time a Fund buys the securities. When a Fund must arrange registration because a Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that a Fund could sell it. A Fund would bear the risks of any downward price fluctuation during that period.

      Each Fund can also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Funds' ability to dispose of the securities and might lower the amount a Fund could realize upon the sale.

      Each Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions are not fundamental policies and do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act, if those securities have been determined to be liquid by the
Adviser or Subadviser under Board-approved guidelines (or, in the case of OSM -
Mercury Advisors S&P 500 Index Fund and OSM - Mercury Advisors Focus Growth
Fund, guidelines approved by the Board of Trustees of the applicable Master
Fund). Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, each of a Fund's holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven (7) days.

      |X| 144A Securities (All Funds). Each Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers"
under Rule 144A under the Securities Act. The Board of Trustees (or, in the case of OSM - Mercury Advisors S&P 500 Index Fund and OSM - Mercury Advisors Focus
Growth Fund, the Board of Trustees of the applicable Master Fund) has determined to treat as liquid Rule 144A securities in accordance with the policies and procedures adopted by the relevant Fund's Board of Trustees. The Board of
Trustees has adopted guidelines and delegated to the Adviser or Subadviser, as the case may be, the daily function of determining and monitoring liquidity of restricted securities. The relevant Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the relevant Board of Trustees will carefully monitor investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

      |X| Loans of Portfolio Securities (All Funds). To raise cash for liquidity purposes, each Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Funds' Board of Trustees.
These loans are limited to not more than 25% of the value of a Fund's total assets (33 1/3% for the OSM - Mercury Advisors S&P 500 Index Fund and the OSM -
Mercury Advisors Focus Growth Fund). Each Fund except the OSM - Mercury Advisors
S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund, currently does not intend to engage in loans of securities, but if it does so, such loans will not likely exceed 5% of each of the Fund's total assets.

      There are some risks in connection with securities lending. A Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. A Fund must receive collateral for a loan. Under current applicable regulatory requirements
(which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which a Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter.
The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, a Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. A Fund may also pay reasonable finder's, lending agent, custodian and administrative fees in connection with these loans. The terms of each Fund's loans must meet applicable tests under the
Internal Revenue Code and must permit each Fund to reacquire loaned securities on five (5) days' notice or in time to vote on any important matter.

      The Master Fund(s) have received an exemptive order from the Securities and Exchange Commission (the "Commission") permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill
Lynch") or its affiliates, and to retain an affiliate of the Master Funds as lending agent. See "Brokerage Policies of the Funds," below.

      |X| Short Sales (OSM - Gartmore Millennium Growth Fund II, OSM - Mercury
Advisors S&P 500 Index Fund and OSM - Mercury Advisors Focus Growth Fund).
Generally, to complete a short sale transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The price at the time of replacement may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (a) segregated on its books of liquid assets cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b)
otherwise cover its short position.

      |X| Borrowing for Leverage (All Funds). Each Fund has the ability to borrow up to 33 1/3% of the value of its total assets from banks on an unsecured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as "leverage." A Fund may borrow only from banks. Under current regulatory requirements, borrowings can be made only to the extent that the value of a Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of a Fund's assets fails to meet this 300% asset coverage requirement, a Fund will reduce its bank debt within three (3) days to meet the requirement.
To do so, a Fund might have to sell a portion of its investments at a disadvantageous time.

      A Fund will pay interest on these loans, and that interest expense will raise the overall expenses of that Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, a Fund's net asset value per share might fluctuate more than that of funds that do not borrow. Currently, each Fund does not contemplate using this technique, but if it does so, it will not likely do so to a substantial degree.

      |X| Interfund Borrowing and Lending Arrangements. Consistent with its fundamental policies and pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), each Fund other than the OSM - Mercury Advisors
S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex. Borrowing money from affiliated funds may afford the Funds the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Funds to obtain a higher rate of return than it could from interest rates on alternative short-term investments. Implementation of interfund lending will be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order.

      o Interfund Borrowing. A Fund will not borrow from affiliated funds unless the terms of the borrowing arrangement are at least as favorable as the terms a
Fund could otherwise negotiate with a third party. To assure that a Fund will not be disadvantaged by borrowing from an affiliated fund, certain safeguards may be implemented. Examples of these safeguards include the following:
o          a Fund will not borrow money from affiliated funds unless the interest rate is more favorable than available bank loan rates;
o          a Fund's borrowing from affiliated funds must be consistent with its investment objective and investment policies;
o          the loan rates will be the average of the overnight repurchase agreement rate available through the OppenheimerFunds joint repurchase agreement account and a pre-established formula based on quotations from independent banks to approximate the lowest interest rate at which bank loans would be available to a Fund;
o          if a Fund has outstanding borrowings from all sources greater than
           10% of its total assets, then the Fund must secure each additional outstanding interfund loan by segregating liquid assets of the Fund as collateral;
o          a Fund cannot borrow from an affiliated fund in excess of 125% of its total redemptions for the preceding seven days;
o     each interfund loan may be repaid on any day by a Fund; and
o     the Trustees will be provided with a report of all interfund loans and the Trustees will monitor all such borrowings to ensure that the
           Fund's participation is appropriate.

      There is a risk that a borrowing fund could have a loan called on one day's notice. In that circumstance, a Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another
Oppenheimer fund.

o Interfund Lending. To assure that a Fund will not be disadvantaged by making loans to affiliated funds, certain safeguards will be implemented. Examples of these safeguards include the following:

o              a Fund will not lend money to affiliated funds unless the
               interest rate on such loan is determined under the terms of the exemptive order;
o     a Fund may not make interfund loans in excess of 15% of its net assets;
o     an interfund loan to any one affiliated fund shall not exceed 5% of a
               Fund's net assets;
o an interfund loan may not be outstanding for more than seven days; o each interfund loan may be called on one business day's notice; and o the Manager will provide the Trustees reports on all interfund loans
               demonstrating that a Fund's participation is appropriate and that the loan is consistent with its investment objectives and
               policies.

      When a Fund lends assets to another affiliated fund, the Fund is subject to the risk that the borrowing fund may fail to repay the loan.

Non-Diversification. The OSM - Salomon Brothers All Cap Fund, the OSM - Mercury
Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund
are classified as "non-diversified" funds under the 1940 Act, which means that each such Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Each Fund, however, intends to comply with the diversification requirements imposed by the Internal
Revenue Code in order to continue to qualify as a regulated investment company.
To the extent those Funds invest a greater proportion of their assets in the securities of a smaller number of issuers, those Funds may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund and may be subject to greater risk of loss with respect to its portfolio.

      |X| Derivatives (All Funds). Each Fund can invest in a variety of derivative investments to seek income for liquidity needs or for bona fide hedging purposes, including anticipatory hedging. Some derivative investments a
Fund can use are the hedging instruments described below in this Statement of
Additional Information. However, each Fund except for the OSM - QM Active
Balanced Fund and OSM - Salomon Brothers All Cap Fund does not use, and does not currently contemplate using, derivatives or hedging instruments to a significant degree and each Fund is not obligated to use them in seeking its objective.

      Some of the derivative investments a Fund can use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities"
of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the
Adviser or Subadviser expected.

      |X| Investment in Other Investment Companies. Each Fund except the OSM -
Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth
Fund can invest up to 10% of its total assets in shares of other investment companies. They can invest up to 5% of their total assets in any one investment company, but cannot own more than 3% of the outstanding voting securities of that investment company. These limitations do not apply to shares acquired in a merger, consolidation, reorganization or acquisition. The OSM - Mercury Advisors
S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund are feeder funds that invest 100% of their assets in a corresponding Master Fund, which is a registered investment company. The Master Funds can also invest their assets in shares of investment companies when permitted by applicable law.

      Investment in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act of
1940 (the "Investment Company Act"). Each Fund does not intend to invest in other investment companies unless the Adviser or Subadviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder in an investment company, a Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, that Fund would bear its own management fees and other expenses.

      |X| Hedging (All Funds). Although each Fund does not anticipate the extensive use of hedging instruments, each Fund can use hedging instruments.
They are not required to do so in seeking their goal. To attempt to protect against declines in the market value of a Fund's portfolio, to permit a Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, each
Fund could:
      |_|   sell futures contracts,
      |_|   buy puts on such futures or on securities, or
      |_|   write covered calls on securities or futures. Covered calls can also be used to seek income, but the Adviser or Subadviser does not expect to engage extensively in that practice.

      A Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case a Fund would normally seek to purchase the securities and then terminate that hedging position. A Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so a Fund could:
      |_|buy futures, or
      |_|buy calls on such futures or on securities.

      Each Fund's strategy of hedging with futures and options on futures will be incidental to each Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. A Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with each Fund's investment objective and are permissible under applicable regulations governing each Fund. Each Fund will utilize segregated accounts in connection with their purchase of hedging instruments in appropriate cases.

      |_| Futures. The Fund can buy and sell futures contracts that relate to
(1) broadly-based stock indices (these are referred to as "stock index futures"), (2) an individual stock ("single stock futures"), (3) other broadly-based securities indices (these are referred to as "financial futures"),
(4) debt securities (these are referred to as "interest rate futures") and (5)
foreign currencies (these are referred to as "forward contracts").

      A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

      No payment is paid or received by a Fund on the purchase or sale of a future. Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the
"futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, a Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions (except forward contracts)
are effected through a clearinghouse associated with the exchange on which the contracts are traded.

            |_| Put and Call Options. Each Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). Each Fund can buy and sell exchange-traded and over-the-counter put and call options, including options on indices, securities, currencies, commodities and futures.

            |_| Writing Covered Call Options. Each Fund can write (that is, sell) covered calls. If a Fund sells a call option, it must be covered, other than with respect to closing transactions. That means a Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable a
Fund to satisfy its obligations if the call is exercised.

      When a Fund writes a call, it receives cash (a premium). In the case of a call on a security, a Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The exercise price may differ from the market price of the underlying security. A
Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

    When a Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.

      With respect to the OSM - QM Active Balanced Fund, OSM - Jennison Growth
Fund, OSM - Salomon Brothers All Cap Fund and OSM - Gartmore Millennium Growth
Fund II, the Custodian, or a securities depository acting for the Custodian, will act as the escrow agent for OSM - QM Active Balanced Fund, OSM - Jennison
Growth Fund, OSM - Salomon Brothers All Cap Fund and OSM - Gartmore Millennium
Growth Fund II, through the facilities of the Options Clearing Corporation
("OCC"), as to the investments on which each such Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when a Fund enters into a closing transaction.

      To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. A Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by a Fund they are taxable as ordinary income. If a Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      Each Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, a Fund must cover the call by segregating an equivalent dollar amount of liquid assets. A Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would a Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by each Fund's hedging policies.

            |_| Writing Put Options. Each Fund can sell put options. A put
option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

      If a Fund sells a put option, it must be covered by segregated liquid assets, other than with respect to closing transactions. The premium a Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price of the put. However, a Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a Fund writes a put that expires unexercised, a Fund realizes a gain in the amount of the premium less transaction costs. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security a Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying security. A
Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as a Fund's obligation as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through which the put was sold. That notice will require a Fund to exchange currency (for a put written on a currency) at the specified rate of exchange or to take delivery of the underlying security and pay the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before a Fund receives an exercise notice, a Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once a Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      Each Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will permit a
Fund to write another put option on the security or to sell the security and use the proceeds from the sale for other investments. A Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by a Fund, are taxable as ordinary income.

            |_| Purchasing Calls and Puts. Each Fund can purchase calls to
protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call
(other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A
Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the
Fund exercises the call. If a Fund does not exercise the call or sell it
(whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      Each Fund other than the OSM - Mercury Advisors S&P 500 Index Fund can buy puts whether or not it holds the underlying investment in its portfolio. The
Mercury S&P 500 Index Fund can buy put options on securities held in its portfolio or securities indices the performance of which is substantially replicated by securities held in its portfolio. When a Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

      Buying a put on securities or futures a Fund owns enables that Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      Buying a put on an investment a Fund does not own permits that Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      When a Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to that Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

            |_| Buying and Selling Options on Foreign Currencies. Each Fund
except the OSM - Mercury Advisors S&P 500 Index Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. A Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities a Fund wants to acquire.

      If the Adviser or Subadviser anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Adviser or Subadviser anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency.
However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call a Fund writes on a foreign currency is "covered" if that Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration identified on the books of the Fund) upon conversion or exchange of other foreign currency held in its portfolio.

      A Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which it owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by identifying in the books of the
Fund cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option.

      |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the
Adviser or Subadviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Fund's return. A
Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      A Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by a Fund might cause it to sell related portfolio securities, thus increasing its turnover rate. The exercise by a Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within a Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      A Fund could pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by a Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of a Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of a Fund's securities. For example, it is possible that while a Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in that Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, a Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      A Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when a Fund does so the market might decline. If a Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

      |_| Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. A Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that it has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. Each Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. Each Fund may also use "cross-hedging" where it hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      A Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S.
dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency.
This is called a "transaction hedge." The transaction hedge will protect the
Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      A Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When a Fund believes that foreign currency might suffer a substantial decline against the U.S.
dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When a Fund believes that the
U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, a Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

      Each Fund will cover its short positions in these cases by identifying to its Custodian bank assets having a value equal to the aggregate amount of the
Fund's commitment under forward contracts. A Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, a Fund may maintain a net exposure to forward contracts in excess of the value of the
Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency.
The cover must be at least equal at all times to the amount of that excess. As one alternative, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, a
Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Adviser or Subadviser might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce a Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring a Fund to sell a currency, it might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative a Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.
Similarly, a Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A
Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved.
Because these contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

           Swap Transactions. Each Fund (other than the OSM - Mercury
Advisors S&P 500 Index Fund) can enter into interest rate swap agreements.
In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments.
A Fund can enter into swaps only on securities that it owns. A Fund will not enter into swaps with respect to more than 25% of its total assets. Also, a Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a Fund under a swap agreement will be greater than the payments it received.
Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Adviser or
Subadviser will monitor the creditworthiness of counterparties to a Fund's interest rate swap transactions on an ongoing basis.

      Each Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.
The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      The OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Salomon
Brothers All Cap Fund are authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of securities or equity index. Swap agreements may also be used to obtain exposure to a security or market without owning or taking physical custody of securities. The Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the
Fund is a party would not exceed 5% of the Fund's net assets.

      |_| Additional Risk Factors of OTC Transactions; Limitations on the Use of
OTC Derivatives. Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Adviser or Subadviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

      Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.
The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third party guaranty or other credit enhancement.

      |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, a Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the
Commodities Futures Trading Commission (the "CFTC"). In particular, a Fund is exempted from registration with the CFTC as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of a Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, a Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of its net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the
Rule, a Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by a Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as a Fund (or an adviser that is an affiliate of a Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when a Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

      |_| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which a Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by a Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts a Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by a Fund on straddle positions.
Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that
         occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2)      gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the
Internal Revenue Code for that trade, which may increase or decrease the amount of a Fund's investment income available for distribution to its shareholders.

      |X| Temporary Defensive and Interim Investments. When market conditions are unstable, or the Adviser or Subadviser believes it is otherwise appropriate to reduce holdings in stocks, a Fund (except for the OSM - Mercury Advisors S&P
500 Index Fund) can invest in a variety of debt securities for defensive purposes. A Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. A Fund can buy:

      |_|   high-quality, short-term money market instruments, including those issued by the U. S. Treasury or other government agencies,
|_|   commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies),
|_|   short-term debt obligations of corporate issuers,
      |_|   certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations, and
      |_|   repurchase agreements and purchase and sale agreements.

      Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that each Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
      |_|67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
      |_| more than 50% of the outstanding shares.

      The investment objectives of the OSM - Mercury Advisors Focus Growth Fund,
OSM - Jennison Growth Fund, OSM - QM Active Balanced Fund and the OSM - Salomon
Brothers All Cap Fund are fundamental policies. The investment objectives of the
OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Gartmore Millennium
Growth Fund II are non-fundamental policies. Other policies described in the
Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Funds' Board of Trustees can change non-fundamental policies without shareholder approval. The Board of Trustees of the Master Funds in which the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund invest can change non-fundamental policies of the respective Master Fund without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. Each Fund's most significant investment policies are described in the Prospectus.

      |X| Do the Funds Have Additional Fundamental Policies?

      OSM - Mercury Advisors S&P 500 Index Fund - The following investment restrictions are fundamental policies of OSM - Mercury Advisors S&P 500 Index
Fund. Provided that none of the following restrictions shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure), the
Fund may not:

1.       Make any investment inconsistent with the Fund's classification as a non-diversified company under the Investment Company Act.

2.    Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S.
         Government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index.

3.       Make investments for the purpose of exercising control or management.

4.       Purchase or sell real estate, except that, to the extent permitted by law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5.    Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Registration Statement, as it may be amended from time to time.

6.       Issue senior securities to the extent such issuance would violate applicable law.

7.    Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its
         Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

8.       Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9.       Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's registration statement, as it may be amended from time to time, and without registering as a commodity pool operator under the
         Commodity Exchange Act.

      With respect to the Fund's fundamental restriction on purchasing securities on margin, the Fund is currently prohibited by law from purchasing securities on margin and will not do so unless current law changes. In addition, although the Fund is classified as a non-diversified fund under the Investment
Company Act and is not subject to the diversification requirements of the
Investment Company Act, the Fund is required to comply with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"). These requirements include limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the
Fund's total assets are invested in the securities of a single issuer, or any two (2) or more issuers which are controlled by the Fund and engaged in the same, similar or related businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets are invested in securities of a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The U.S.
Government, its agencies and instrumentalities and other regulated investment companies are not included within the definition of "issuer" for purposes of the diversification requirements of the Code.

      The applicable Master Fund has adopted investment restrictions substantially identical to the foregoing, which are fundamental policies of the
Master Fund and may not be changed without the approval of the holders of a majority of the interests of the Master Fund.

      In addition, the Fund has adopted non-fundamental restrictions that may be changed by the Trustees without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (a) below, shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the non-fundamental investment restrictions, the Fund may not:

(a)       Change its investment policy to invest at least 80% of its net assets
          (plus borrowings for investment purposes) in securities or other financial instruments in, or correlated with, its target index without providing shareholders with at least 60 days notice.

(b)   Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any
          registered open-end investment company or registered unit
          investment trust, in reliance on Section 12(d)(1)(F) or (G) (the
          "fund of funds" provisions) of the Investment Company Act, at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(c)   Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party because of a lack of an active trading market, if at the time of acquisition more than
          15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven
          (7) days or securities that the Trustees have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Trustees are not subject to the limitations set forth in this investment restriction.

(d)       Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

      In addition to the non-fundamental investment restrictions listed above notwithstanding fundamental restriction 9 listed above, as a non-fundamental investment restriction the Fund will not change fundamental restriction 9 without first obtaining shareholder approval. If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except for the Fund's policies on borrowing and illiquid securities).

      The Master Fund has adopted non-fundamental investment restrictions substantially identical to the foregoing, which may be changed by the Trustees of the Master Fund without shareholder approval.

      The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund and Master Fund have adopted an investment policy pursuant to which neither the Fund nor the Master Fund will purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund or the Master Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund or the Master Fund and margin deposits on the Fund's or the Master Fund's existing OTC options on futures contracts exceeds 15% of the net assets of the Fund or the Master Fund taken at market value, together with all other assets of such Fund or the Master Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund or the Master Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund or the Master Fund has the
unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund or the Master Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund or the Master Fund and may be amended by the Trustees or the Directors without the approval of the shareholders. However, the Trustees will not change or modify this policy prior to the change or modification by the Commission staff of its position.

      Rule 10f-3 under the Investment Company Act sets forth the conditions under which the Master Fund may purchase from an underwriting syndicate in which
Merrill Lynch is a member. Otherwise, the Fund and the Master Fund are prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal without an exemptive order. See "Portfolio
Transactions and Brokerage."

      OSM - Mercury Advisors Focus Growth Fund - The following investment restrictions are fundamental policies of OSM - Mercury Advisors Focus Growth
Fund. Unless otherwise provided, all references to the Fund's assets below are in terms of current market value. Provided that none of the following restrictions shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure), the Fund may not:

1.       Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

2.       Make investments for the purpose of exercising control or management.
         Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

3.       Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

4.    Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through
         instruments, certificates of deposit, bankers' acceptances, repurchase agreements, purchase and sale contracts or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as
         they may be amended from time to time.

5.       Issue senior securities to the extent such issuance would violate applicable law.

6.    Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its
         Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7.       Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of
         1933 in selling portfolio securities.

8.       Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

      The applicable Master Fund in which the Fund invests has adopted investment restrictions substantially identical to the foregoing, which are fundamental policies of the Master Fund and may not be changed with respect to the Master Fund without the approval of the holders of a majority of the interests of the Master Fund.

      In addition, the Fund has adopted non-fundamental restrictions that may be changed by the Board of Trustees of the Fund without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (1) below, shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). The applicable Master Fund has adopted investment restrictions substantially identical to the following, which are non-fundamental policies of the Master
Fund and may be changed by the Trustees of the Master Fund without shareholder approval. Under the non-fundamental investment restrictions, the Fund may not:

1.    Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds"
         provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

2.       Make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

3.    Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven (7) days or securities that the Trustees of the
         Fund have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the
         Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public)
         and determined to be liquid by the Board of Trustees of the Fund are not subject to the limitations set forth in this investment restriction.

4.    Notwithstanding fundamental investment restriction (6) above, borrow money or pledge its assets, except that the Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemption in amounts not exceeding 33 1/3%
         (taken at market value) of its total assets and pledge its assets to secure such borrowing, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. However, at the present time, applicable law prohibits the Fund from purchasing securities on margin. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while a borrowing is outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk and borrowed funds are subject to interest costs which will reduce net income.
         The Fund will not purchase securities while borrowing exceeds 5% of its total assets.

      The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund and the Master Fund have adopted an investment policy pursuant to which neither the Fund nor the Master Fund will purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund or the Master Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund or the Master Fund and margin deposits on the Fund's or the Master Fund's existing OTC options on financial futures contracts exceeds
15% of the net assets of the Fund or the Master Fund, taken at market value, together with all other assets of the Fund or the Master Fund that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund or the Master Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund or the Master
Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund or the Master Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to
OTC options is not a fundamental policy of the Fund or the Master Fund and may be amended by the Board of Trustees of the Fund or the Board of Trustees of the
Master Fund without the approval of the Fund's shareholders. However, the
Trustees will not change or modify this policy prior to the change or modification by the Commission staff of its position.

      In addition, as a non-fundamental policy that may be changed by the Board of Trustees and to the extent required by the Commission or its staff, the Fund will, for purposes of fundamental investment restrictions (1) and (2), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

      As another non-fundamental policy, the Fund will not invest in securities that are (a) subject to material legal restrictions on repatriation of assets or
(b) cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sales contracts maturing in more than seven (7) days, if, regarding all such securities, more than 15% of its net assets, taken at market value would be invested in such securities.

      Because of the affiliation of Merrill Lynch with Mercury Advisors, the
Master Fund is prohibited from engaging in certain transactions involving
Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act.
See "Portfolio Transactions and Brokerage." Without such an exemptive order the
Master Fund would be prohibited from engaging in portfolio transactions with
Merrill Lynch or any of its affiliates acting as principal. Rule 10f-3 under the
Investment Company Act sets forth the conditions under which the Master Fund may purchase from an underwriting syndicate in which Merrill Lynch is a member.

      OSM - QM Active Balanced Fund, OSM - Jennison Growth Fund, OSM - Salomon
Brothers All Cap Fund and OSM - Gartmore Millennium Growth Fund II - The
following investment restrictions are fundamental policies of the OSM - QM
Active Balanced Fund, OSM - Jennison Growth Fund, OSM - Salomon Brothers All Cap
Fund and the OSM - Gartmore Millennium Growth Fund II.

      |_|The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Fund's total assets (50% of the OSM - Salomon Brothers All Cap Fund's total assets).
         The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.

      |_|The Fund cannot invest in physical commodities or physical commodity contracts. However, the Fund can buy and sell hedging instruments to the extent specified in its Prospectus and this Statement of Additional
         Information from time to time. The Fund can also buy and sell options, futures, securities or other instruments backed by, or the investment return from which, is linked to changes in the price of, physical commodities.
|_|      The Fund cannot make loans except (a) through lending of securities,
         (b) through the purchase of debt instruments, loan participations or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.
|_|      The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
|_|      The Fund cannot concentrate investments. That means it cannot invest
         25% or more of its total assets in companies in any one industry.
      |_|The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the
         Securities Act of 1933 when reselling any securities held in its own portfolio.
|_|      The Fund cannot invest in real estate or in interests in real estate.
         However, the Fund can purchase readily-marketable securities of companies holding real estate or interests in real estate.
|_|      The Fund cannot issue "senior securities." However, that restriction does not prohibit the Fund from borrowing money subject to the provisions set forth in this Statement of Additional Information, or from entering into margin, collateral or escrow arrangements permitted by its other investment policies.

      |X| Do the Funds Have Any Restrictions That Are Not Fundamental? Each Fund
has a number of other investment restrictions that are not fundamental policies, which means that they can be changed by vote of a majority of a Fund's Board of
Trustees without shareholder approval.

|_|      A Fund cannot invest in companies for the purpose of acquiring control or management of them.
|_|      A Fund cannot pledge, mortgage or hypothecate any of its assets.
         However, this does not prohibit the escrow arrangements contemplated by writing covered call options or other collateral or margin arrangements in connection with any of the hedging instruments permitted by any of its other investment policies.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. A Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      For purposes of a Fund's policy not to concentrate its investments as described above, a Fund has adopted the industry classifications set forth in
Appendix B to this Statement of Additional Information. That is not a fundamental policy.

How the Funds are Managed

Organization and History. Oppenheimer Select Managers (the "Trust") is an
open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trust was organized as a Massachusetts business trust on November 10, 2000.

      Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares. The Trustees may reclassify unissued shares of a Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      Each Fund currently has five classes of shares: Class A, Class B, Class C,
Class N and Class Y. All classes invest in the same investment portfolio. Only retirement plans may purchase Class N shares. Only certain institutional investors may elect to purchase Class Y shares. Each class of shares: o has its own dividends and distributions, o pays certain expenses which may be different for the different classes, o may have a different net asset value, o may have separate voting rights on matters in which interests of one
         class are different from interests of another class, and o votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of a Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      Meetings of Shareholders. As a Massachusetts business trust, the Trust is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Trust will hold meetings when required to do so by the
Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The
Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.
If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Trust's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of a
Fund valued at $25,000 or more or constituting at least 1% of a Fund's outstanding shares. The Trustees may also take other action as permitted by the
Investment Company Act.

      Shareholder and Trustee Liability. The Trust's Declaration of Trust
contains an express disclaimer of shareholder or Trustee liability for the
Trust's obligations. It also provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the
Trust shall assume the defense of any claim made against a shareholder for any act or obligation of a Fund and shall satisfy any judgment on that claim.
Massachusetts law permits a shareholder of a business trust (such as the Trust)
to be held personally liable as a "partner" under certain circumstances.
However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Trust is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

      The Trust's contractual arrangements state that any person doing business with the Trust and each Fund (and each shareholder of a Fund) agrees under its
Declaration of Trust to look solely to the assets of each series for satisfaction of any claim or demand that may arise out of any dealings with that series. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Trust and each series of the
Trust is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee each Fund's activities, review its performance, and review the actions of the Adviser and Subadvisers. Although the
Trust will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have certain rights to call a meeting to remove a Trustee or to take other action as described in the Trust's Declaration of Trust.

      The Board of Trustees has an Audit Committee and a Review Committee. The
Audit Committee is comprised solely of Independent Trustees. The members of the
Audit Committee are Edward L. Cameron (Chairman), William L. Armstrong, George
C. Bowen and Robert J. Malone. The Audit Committee held 7 meetings during the fiscal years ended November 30, 2002 and December 3, 2002. The Audit Committee
furnishes the Board with recommendations regarding the selection of the Trust's independent auditors. Other main functions of the Audit Committee include, but are not limited to: (i) reviewing the scope and results of audits and the audit fees charged; (ii) reviewing reports from the Trust's independent auditors regarding the Fund's internal accounting procedures and controls; and (iii)
establishing a separate line of communication between the Trust's independent auditors and its independent Trustees.

      The Audit Committee's functions include selecting and nominating, to the full Board, nominees for election as Trustees, and selecting and nominating
Independent Trustees for election. The Audit Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required.

      To date, the Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the
Audit Committee's consideration by mailing such information to the Committee in care of the Trust. The Committee may consider such persons at such time as it meets to consider possible nominees. The Committee, however, reserves sole discretion to determine the candidates to present to the Board and/or shareholders when it meets for the purpose considering potential nominees.

      The members of the Review Committee are Jon S. Fossel (Chairman), Robert
G. Avis, Sam Freedman, Beverly Hamilton and F. William Marshall, Jr. The Review
Committee held 7 meetings during the fiscal years ended November 30, 2002 and
December 31, 2002. Among other functions, the Review Committee reviews reports and makes recommendations to the Board concerning the fees paid to the Trust's transfer agent and the services provided to each Fund by the transfer agent. The
Review Committee also reviews each Fund's investment performance and policies and procedures adopted by the Trust to comply with Investment Company Act and other applicable law.

Trustees and Officers of the Trust. Except for Mr. Murphy, each of the Trustees is an "Independent Trustee," as defined in the Investment Company Act. Mr.
Murphy is an "Interested Trustee," because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Mr. Murphy was elected as a Trustee of the
Trust with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a trustee of the Trust and the other Board II Funds (defined below) for which he is a trustee or director.

      The Trust's Trustees and officers and their positions held with the Trust and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below.
The information for the Trustees also includes the dollar range of shares of the
Funds as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees. All of the Trustees are also trustees or directors of the following Oppenheimer funds (except for Ms.
Hamilton and Mr. Malone, who are not Trustees of Oppenheimer Senior Floating
Rate Fund and Mr. Murphy is not a Trustee or Managing General Partner of any of
the Centennial trusts) (referred to as "Board II Funds"):

Oppenheimer Cash Reserves                 Oppenheimer Select Managers

Oppenheimer Champion Income Fund          Oppenheimer Senior Floating Rate Fund
Oppenheimer Capital Income Fund          Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund              Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund      Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds              Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund Centennial America Fund, L. P.
Oppenheimer Main Street Funds, Inc.      Centennial California Tax Exempt Trust
Oppenheimer   Main  Street   Opportunity
Fund                                     Centennial Government Trust
Oppenheimer Main Street Small Cap Fund   Centennial Money Market Trust
Oppenheimer Municipal Fund               Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund              Centennial Tax Exempt Trust

      Present or former officers, directors, trustees and employees (and their immediate family members) of the Trust, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Funds and the other Oppenheimer funds at net asset value without sales charge. The sales charges on Class A shares is waived for that group because of the economies of sales efforts realized by the
Distributor.

      Messrs. Murphy, Masterson, Molleur, Vottiero, Wixted and Zack, and Mses.
Bechtolt, Feld and Ives who are officers of the Trust, respectively hold the same offices with one or more of the other Board II Funds as with the Trust. As of March 11 2003, the Trustees and officers of the Trust, as a group, owned of record or beneficially less than 1% of each class of shares of any Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Trust listed above. In addition, each Independent Trustee, and his family members, do not own securities of either the Manager or Distributor of the Board II Funds or any
person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

      Trustees and Officers of the Merrill Lynch Maser Funds. For information about the Trustees and Officers of the Quantitative Master Series Trust (the
Master Fund in which the OSM - Mercury Advisors S&P 500 Index Fund invests all of its assets) you should refer to the Registration Statement of the
Quantitative Master Series Trust (Investment Company Act File No. 811-7885). For
information about the Trustees and Officers of the Master Focus Twenty Trust
(the Master Fund in which the OSM - Mercury Advisors Focus Growth Fund invests all of its assets) you should refer to the Registration Statement of the Mast
Focus Twenty Trust (Investment Company Act File No. 811-08735). You can review each Trust's Registration Statement at the SEC's website at www.sec.gov.

      Affiliated Transactions and Material Business Relationships. In 2001, Mr.
Swain surrendered for cancellation 60,000 options of Oppenheimer Acquisition
Company ("OAC") (the Manager's parent holding company) to MassMutual for a cash payment of $2,700,600.

      Mr. Swain has reported that he sold a residential property to Mr. Freedman on October 23, 2001 for $1.2 million. An independent appraisal of the property supported the sale price.

      The address of each Trustee in the chart below is 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------

                                Independent Trustees

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund,          Trustee;                                  BeneficiallFunds
Length of Service,  Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             each Fund  by Trustee

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                                                                As of December 31,
                                                                          2002

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

James C. Swain,     Formerly,  Chief Executive Officer (until $0       Over
Chairman and        August  27,  2002) of the Board II Funds,          $100,000
Trustee since 2001  Vice Chairman  (until January 2, 2002) of
Age: 69             the Manager and  President and a director
                    (until 1997) of Centennial Asset Management Corporation (a wholly-owned investment advisory subsidiary of the Manager).
                    Oversees 42 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

William L.          Chairman   of   the   following   private $0       $50,001-
Armstrong,          mortgage banking companies:  Cherry Creek          $100,000
Trustee since 2001  Mortgage     Company     (since    1991),
Age: 66             Centennial  State Mortgage Company (since
                    1994),   The  El  Paso  Mortgage  Company
                    (since   1993),    Transland    Financial
                    Services,  Inc. (since 1997); Chairman of
                    the following  private  companies:  Great
                    Frontier  Insurance   (insurance  agency)
                    (since    1995),     Ambassador     Media
                    Corporation and Broadway  Ventures (since
                    1984);   a  director  of  the   following
                    public  companies:   Helmerich  &  Payne,
                    Inc.  (oil  and  gas  drilling/production
                    company)  (since 1992) and  UNUMProvident
                    (insurance  company)  (since  1991).  Mr.
                    Armstrong is also a  Director/Trustee  of
                    Campus   Crusade   for   Christ  and  the
                    Bradley  Foundation.  Formerly a director
                    of  the  following:   Storage  Technology
                    Corporation  (a  publicly-held   computer
                    equipment company)  (1991-February 2003),
                    International     Family    Entertainment
                    (television   channel)   (1992-1997)  and
                    Natec  Resources,   Inc.  (air  pollution
                    control  equipment and services  company)
                    (1991-1995),  Frontier Real Estate,  Inc.
                    (residential   real   estate   brokerage)
                    (1994-1999),  and  Frontier  Title (title
                    insurance  agency)  (1995-June  1999);  a
                    U.S.   Senator   (January    1979-January
                    1991).  Oversees  42  portfolios  in  the
                    OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Robert G. Avis,     Formerly,  Director and President of A.G. $0       1-$10,000
Trustee since 2001  Edwards  Capital,  Inc.  (General Partner
Age: 71             of private equity funds) (until  February
                    2001);  Chairman,   President  and  Chief
                    Executive   Officer   of   A.G.   Edwards
                    Capital,  Inc.  (until March 2000);  Vice
                    Chairman  and  Director of A.G.  Edwards,
                    Inc. and Vice Chairman of A.G.  Edwards &
                    Sons,   Inc.   (its   brokerage   company
                    subsidiary) (until March 1999);  Chairman
                    of A.G.  Edwards Trust Company and A.G.E.
                    Asset  Management   (investment  advisor)
                    (until  March   1999);   and  a  Director
                    (until  March  2000)  of A.G.  Edwards  &
                    Sons  and  A.G.  Edwards  Trust  Company.
                    Oversees    42    portfolios    in    the
                    OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

George C. Bowen,    Formerly (until April 1999):  Senior Vice $0       Over
Trustee since 2001  President   (from   September  1987)  and          $100,000
Age: 66             Treasurer   (from   March  1985)  of  the
                    Manager; Vice President (from June 1983) and Treasurer
                    (since March 1985) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Senior Vice President (since
                    February 1992), Treasurer (since July 1991) Assistant
                    Secretary and a director (since December 1991) of Centennial
                    Asset Management Corporation; Vice President (since October
                    1989) and Treasurer (since April 1986) of HarbourView Asset
                    Management Corporation (an investment advisory subsidiary of the Manager); President, Treasurer and a director (June
                    1989-January 1990) of Centennial Capital Corporation (an
                    investment advisory subsidiary of the Manager); Vice
                    President and Treasurer (since August 1978) and Secretary
                    (since April 1981) of Shareholder Services, Inc. (a transfer agent subsidiary of the Manager); Vice President, Treasurer and Secretary (since November 1989) of Shareholder Financial
                    Services, Inc. (a transfer agent subsidiary of the Manager);
                    Assistant Treasurer (since March 1998) of Oppenheimer
                    Acquisition Corp. (the Manager's parent corporation);
                    Treasurer (since November 1989) of Oppenheimer Partnership
                    Holdings, Inc. (a holding company subsidiary of the
                    Manager); Vice President and Treasurer (since July 1996) of
                    Oppenheimer Real Asset Management, Inc. (an investment
                    advisory subsidiary of the Manager); Chief Executive Officer and director (since March 1996) of MultiSource Services,
                    Inc. (a broker-dealer subsidiary of the Manager); Treasurer
                    (since October 1997) of OppenheimerFunds International Ltd.
                    and Oppenheimer Millennium Funds plc (offshore fund
                    management subsidiaries of the Manager). Oversees 42
                    portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Edward L. Cameron,  A  member  of The  Life  Guard  of  Mount $0       $50,001-
Trustee since 2001  Vernon,  George  Washington's home (since          $100,000
Age: 64             June  2000).  Formerly  (March 2001 - May
                    2002) Director of Genetic ID, Inc. and its subsidiaries (a privately held biotech company); a partner with
                    PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and Chairman (from 1994-1998), Price Waterhouse LLP
                    Global Investment Management Industry Services Group.
                    Oversees 42 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Jon S. Fossel,      Chairman  and  Director  (since  1998) of $0       Over
Trustee since 2001  Rocky    Mountain   Elk   Foundation   (a          $100,000
Age: 61             not-for-profit    foundation);    and   a
                    director  (since  October  1999)  of P.R.
                    Pharmaceuticals    (a   privately    held
                    company) and  UNUMProvident (an insurance
                    company)  (since June 1, 2002).  Formerly
                    Chairman  and a director  (until  October
                    1996) and President  and Chief  Executive
                    Officer   (until  October  1995)  of  the
                    Manager;   President,   Chief   Executive
                    Officer  and a  director  of  Oppenheimer
                    Acquisition Corp.,  Shareholders Services
                    Inc.    and    Shareholder     Financials
                    Services,   Inc.  (until  October  1995).
                    Oversees    42    portfolios    in    the
                    OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Sam Freedman,       Director    of    Colorado    Uplift   (a $0        Over
Trustee since 2001  non-profit   charity)  (since   September           $100,000
Age: 62             1984).  Formerly (until October 1994) Mr.
                    Freedman held several positions in subsidiary or affiliated companies of the Manager. Oversees 42 portfolios in the
                    OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Beverly          L. Trustee   (since   1996)  of   MassMutual $0      $10,001-
Hamilton,           Institutional  Funds  and of  MML  Series         $50,000
Trustee since 2002  Investment   Fund  (open-end   investment
Age: 56             companies);   Director  of  MML  Services
                    (since April 1987) and America Funds Emerging Markets Growth
                    Fund (since October 1991) (both are investment companies),
                    The California Endowment (a philanthropy organization)
                    (since April 2002), and Community Hospital of Monterey
                    Peninsula, (since February 2002); a trustee (since February
                    2000) of Monterey International Studies (an educational
                    organization), and an advisor to Unilever (Holland)'s
                    pension fund and to Credit Suisse First Boston's Sprout
                    venture capital unit. Mrs. Hamilton also is a member of the investment committees of the Rockefeller Foundation, the
                    University of Michigan and Hartford Hospital. Formerly,
                    President (February 1991-April 2000) ARCO Investment
                    Management Company. Oversees 42 portfolios in the
                    OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Robert J. Malone,   Director    (since    2001)    of   Jones $0       Over
Trustee since 2002  Knowledge,   Inc.   (a   privately   held          $100,000
Age: 58             company), U.S. Exploration,  Inc., (since
                    1997),   Colorado  UpLIFT  (a  non-profit
                    organization)  (since 1986) and a trustee
                    of  the   Gallagher   Family   Foundation
                    (non-profit  organization)  (since 2000).
                    Formerly,   Chairman  of  U.S.   Bank  (a
                    subsidiary  of U.S.  Bancorp and formerly
                    Colorado     National     Bank,)    (July
                    1996-April  1,  1999) and a  director  of
                    Commercial   Assets,    Inc.   (a   REIT)
                    (1993-2000).  Oversees 42  portfolios  in
                    the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

F. William Trustee (since 1996) of MassMutual $0 Over Marshall, Jr.,
Institutional Funds and of MML Series $100,000 Trustee since 2001 Investment
Fund (open-end investment Age: 60 companies); Trustee (since 1987),
                    Chairman of the Board (since 2003) and Chairman of the
                    investment committee (since 1994) for the Worcester Polytech
                    Institute; President and Treasurer (since January 1999) of the SIS Fund (a private not for profit charitable fund);
                    Trustee (since 1995) of the Springfield Library and Museum
                    Association; Trustee (since 1996) of the Community Music
                    School of Springfield. Formerly, member of the investment
                    committee of the Community Foundation of Western
                    Massachusetts (1998 - 2003); Chairman (January 1999-July
                    1999) of SIS & Family Bank, F.S.B. (formerly SIS Bank);
                    President, Chief Executive Officer and Director (May
                    1993-December 1998) of SIS Bankcorp, Inc. and SIS Bank
                    (formerly Springfield Institution for Savings) and Executive
                    Vice President (January 1999-July 1999) of Peoples Heritage
                    Financial Group, Inc. Oversees 42 portfolios in the
                    OppenheimerFunds complex.

-------------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New
York, NY 10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------

                           Interested Trustee and Officer

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Name,              Principal Occupation(s) During Past 5      Dollar     Aggregate
                                                                          Dollar
                                                                         Range Of
                                                                          Shares
                   Years;                                     Range of   Beneficially
Position(s) Held   Other Trusteeships/Directorships Held by   Shares     Owned in
with Fund,         Trustee;                                   BeneficiallAny of the
Length of Service, Number of Portfolios in Fund Complex       Owned in   Oppenheimer
Age                Currently Overseen by Trustee              each Fund  Funds

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                                                             As of December 31,
                                                                          2002

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

John V. Murphy,    Chairman,   Chief  Executive  Officer  and  $0        Over
President and      director  (since June 2001) and  President          $100,000
Trustee since 2001 (since  September  2000)  of the  Manager;
Age: 53            President  and a  director  or  trustee of
                   other Oppenheimer funds; President and a director (since July
                   2001) of Oppenheimer Acquisition Corp. and of Oppenheimer
                   Partnership Holdings, Inc.; a director (since November 2001)
                   of OppenheimerFunds Distributor, Inc.; Chairman and a
                   director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial Services, Inc.; President and a
                   director (since July 2001) of OppenheimerFunds Legacy Program
                   (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of
                   OppenheimerFunds, Inc.: OFI Institutional Asset Management,
                   Inc. and Centennial Asset Management Corporation (since
                   November 2001), HarbourView Asset Management Corporation and
                   OFI Private Investments, Inc. (since July 2001); President
                   (since November 1, 2001) and a director (since July 2001) of
                   Oppenheimer Real Asset Management, Inc.; a director (since
                   November 2001) of Trinity Investment Management Corp. and
                   Tremont Advisers, Inc. (investment advisory affiliates of the
                   Manager); Executive Vice President (since February 1997) of
                   Massachusetts Mutual Life Insurance Company (the Manager's
                   parent company); a director (since June 1995) of DLB
                   Acquisition Corporation (a holding company that owns shares of David L. Babson & Company, Inc.); formerly, Chief
                   Operating Officer (September 2000-June 2001) of the Manager;
                   President and trustee (November 1999-November 2001) of MML
                   Series Investment Fund and MassMutual Institutional Funds
                   (open-end investment companies); a director (September
                   1999-August 2000) of C.M. Life Insurance Company; President,
                   Chief Executive Officer and director (September 1999-August
                   2000) of MML Bay State Life Insurance Company; a director
                   (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia
                   Savings Bank (a wholly-owned subsidiary of Emerald Isle
                   Bancorp). Oversees 74 portfolios in the OppenheimerFunds
                   complex.

-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for
Messrs. Molleur and Zack and Ms. Feld, 498 Seventh Avenue, New York, NY
10018, for Messrs. Masterson, Vottiero and Wixted and Mses. Bechtolt and
Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------

                                Officers of the Fund

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer, Principal    the Manager;  Treasurer  (since  March 1999) of  HarbourView
Financial and           Asset Management  Corporation,  Shareholder Services,  Inc.,
Accounting Officer      Oppenheimer Real Asset Management  Corporation,  Shareholder
since 2001              Financial Services,  Inc., Oppenheimer Partnership Holdings,
Age: 43                 Inc.,  OFI Private  Investments,  Inc.  (since  March 2000),
                        OppenheimerFunds International Ltd. and Oppenheimer
                        Millennium Funds plc (since May 2000) and OFI
                        Institutional Asset Management, Inc. (since November
                        2000); Treasurer and Chief Financial Officer (since May
                        2000) of Oppenheimer Trust Company (a trust company
                        subsidiary of the Manager); Assistant Treasurer (since
                        March 1999) of Oppenheimer Acquisition Corp. and
                        OppenheimerFunds Legacy Program (since April 2000);
                        formerly Principal and Chief Operating Officer (March
                        1995-March 1999), Bankers Trust Company-Mutual Fund
                        Services Division. An officer of 90 portfolios in the
                        OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Connie Bechtolt,        Assistant Vice President of the Manager  (since September
Assistant Treasurer     1998); formerly Manager/Fund Accounting (September
since 2002              1994-September 1998) of the Manager. An officer of 90
Age: 39                 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Philip Vottiero,        Vice  President/Fund  Accounting of the Manager (since March
Assistant Treasurer     2002;  formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 39                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999). An officer of 90 portfolios in the
                        OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Robert G. Zack,         Senior Vice President  (since May 1985) and General  Counsel
Vice President &    (since February 2002) of the Manager;  General Counsel and a
Secretary since 2001    director   (since   November   2001)   of   OppenheimerFunds
Age: 54                 Distributor,   Inc.;   Senior  Vice  President  and  General
                        Counsel (since November 2001) of HarbourView Asset
                        Management Corporation; Vice President and a director
                        (since November 2000) of Oppenheimer Partnership
                        Holdings, Inc.; Senior Vice President, General Counsel
                        and a director (since November 2001) of Shareholder
                        Services, Inc., Shareholder Financial Services, Inc.,
                        OFI Private Investments, Inc., Oppenheimer Trust Company
                        and OFI Institutional Asset Management, Inc.; General
                        Counsel (since November 2001) of Centennial Asset
                        Management Corporation; a director (since November 2001)
                        of Oppenheimer Real Asset Management, Inc.; Assistant
                        Secretary and a director (since November 2001) of
                        OppenheimerFunds International Ltd.; Vice President
                        (since November 2001) of OppenheimerFunds Legacy
                        Program; Secretary (since November 2001) of Oppenheimer
                        Acquisition Corp.; formerly Acting General Counsel
                        (November 2001-February 2002) and Associate General
                        Counsel (May 1981-October 2001) of the Manager;
                        Assistant Secretary of Shareholder Services, Inc. (May
                        1985-November 2001), Shareholder Financial Services,
                        Inc. (November 1989-November 2001); OppenheimerFunds
                        International Ltd. And Oppenheimer Millennium Funds plc
                        (October 1997-November 2001). An officer of 90
                        portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Katherine P. Feld,      Vice  President and Senior  Counsel (since July 1999) of the
Assistant Secretary     Manager;    Vice    President    (since    June   1990)   of
since 2001              OppenheimerFunds    Distributor,    Inc.;   Director,   Vice
Age: 44                 President  and  Assistant  Secretary  (since  June  1999) of
                        Centennial Asset Management Corporation; Vice President
                        (since 1997) of Oppenheimer Real Asset Management, Inc.;
                        formerly Vice President and Associate Counsel of the
                        Manager (June 1990-July 1999). An officer of 90
                        portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Kathleen T. Ives,       Vice  President and Assistant  Counsel  (since June 1998) of
Assistant Secretary     the    Manager;    Vice    President    (since    1999)   of
since 2001              OppenheimerFunds  Distributor,   Inc.;  Vice  President  and
Age: 37                 Assistant  Secretary  (since 1999) of Shareholder  Services,
                        Inc.;   Assistant   Secretary   (since   December  2001)  of
                        OppenheimerFunds  Legacy Program and  Shareholder  Financial
                        Services,   Inc.;  formerly  Assistant  Vice  President  and
                        Assistant  Counsel of the Manager (August  1997-June  1998);
                        Assistant Counsel of the Manager (August  1994-August 1997).
                        An officer of 90 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Philip T. Masterson, Vice President and Assistant Counsel of the Manager (since
Assistant Secretary July 1998); formerly, an associate with Davis, Graham, &
since 2002 Stubbs LLP (January 1997-June 1998). An officer of 90 Age: 39 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Denis R. Molleur,       Vice  President  and Senior  Counsel of the  Manager  (since
Assistant Secretary     July 1999);  formerly a Vice President and Associate Counsel
since 2001              of the Manager (September  1995-July 1999). An officer of 83
Age: 45                 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------

      |X| Remuneration of Trustees. The officers of the Trust and one Trustee,
Mr. Murphy, are affiliated with the Manager and receive no salary or fee from the Funds. The remaining Trustees receive the compensation shown below. The aggregate compensation from each Fund is for its fiscal year ending November 31,
2002 (December 31, 2002 for the OSM - Mercury Advisors S&P 500 Index Fund).
The compensation from all of the Board II funds includes the compensation from the Funds and represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year
2002.

---------------------------------------------------------------------------------

                        Aggregate Compensation from Funds          Total
                                                                   Compensation
                                                                   from
                                                                   Funds and
                                                                   Fund
                                                                   Complex
                                                                   Paid to
                                                                   Trustees*

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Name of Trustee       Mercury   Mercury            Jennison
                      Advisor   Advisors  QM                Salomon   Gartmore
                      S&P   Focus     Active            Brother   Millennium
                       500      Growth    Balanced          All       Growth
                      Index     Fund2     Fund2    Growth   Cap       Fund2
                      Fund1                        Fund2    Fund2

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

James C. Swain         $726   $676    $663    $647    $691    $661     $177,996
Chairman of the Board

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

William Armstrong
Audit Committee        $375   $350    $343    $335    $357    $342     $92,076
Member

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Robert G. Avis
Review Committee       $376   $350    $344    $335    $358    $342     $92,199
Member

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

George C. Bowen
Audit Committee        $372   $346    $340    $331    $354    $338     $91,124
Member

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Edward Cameron
Audit Committee        $407   $379    $372    $363    $387    $370     $99,743
Chairman

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

John S. Fossel
Review Committee       $386   $382    $375    $366    $391    $374     $100,723
Chairman

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Sam Freedman
Review Committee       $376   $350    $344    $335    $358    $342     $92,199
Member

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Beverly Hamilton5
Review Committee      $2386   $2216   $2176   $2126  $2266    $2166    $58,3267
Member

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Robert J. Malone5
Audit Committee       $2388   $2218   $2178   $2128  $2268    $2168    $58,326
Member

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

F. William Marshall
Review Committee       $372   $346    $340    $331    $354    $338     $91,1249
Member

---------------------------------------------------------------------------------

1. For the Fund's fiscal year ended December 31, 2002.
2. For the Fund's fiscal year ended November 30, 2002.
3. Effective July 1, 2002, C. Howard Kast and Robert M. Kirchner retired as
Trustees from the Board II Funds For the fiscal years shown in the table, Mr.
Kast received $946 and Mr. Kirchner received $867 aggregate compensation from the Fund. For the calendar year ended December 31, 2002, Mr. Kast received
$41,451 and Mr. Kirchner received $38,001 total compensation from all of the
Oppenheimer funds for which they served as Trustees.
4. Aggregate Compensation From Fund includes fees and deferred compensation, if any, for a Trustee.
5. Mrs. Hamilton and Mr. Malone were elected as Trustees of
the Board II Funds effective June 1, 2002. Compensation for Mrs. Hamilton and
Mr. Malone was paid by all the Board II Funds, with the exception of Oppenheimer
Senior Floating Rate Fund for which they currently do not serve as Trustees
(total of 42 Oppenheimer funds).
6. Includes $660 deferred under Deferred Compensation Plan described below.
7. Includes $55,333 compensation (of which 100% was deferred under a deferred compensation plan) paid to Mrs. Hamilton for serving as a trustee by two open-end investment companies (MassMutual Institutional Funds and MML Series
Investment Fund) the investment adviser for which is the indirect parent company of the Fund's Manager. The Manager also serves as the Sub-Advisor to the
MassMutual International Equity Fund, a series of MassMutual Institutional
Funds.
8. Includes $1,130 deferred under Deferred Compensation Plan described below.
9. Includes $47,000 of compensation paid to Mr. Marshall for serving as a trustee by two open-end investment companies (MassMutual Institutional Funds and MML
Series Investment Fund) the investment adviser for which is the indirect parent company of the Fund's Manager. The Manager also serves as the Sub-Advisor to the
MassMutual International Equity Fund, a series of MassMutual Institutional
Funds.
* For purposes of this section only, "Fund Complex" includes the Oppenheimer funds, MassMutual Institutional Funds and MML Series Investment Fund in
accordance with the instructions for Form N-1A. The Manager does not consider
MassMutual Institutional Funds and MML Series Investment Fund to be part of the
OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.

      |X| Deferred Compensation Plan for Trustees. The Board of Trustees has
adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from a Fund. Under the plan, the compensation deferred by a
Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the
Funds' assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Commission, the
Funds may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the
Trustee's deferred fee account.

      |X| Major Shareholders. As of March 11, 2003, the only persons who owned of record or were known by the Funds to own beneficially 5% or more of any class of the Funds' outstanding securities were:

      OSM - Mercury Advisors S&P 500 Index Fund
      RELIANCE TRUST CO CUST FBO PATHLORE , 401K PROF SHARING PLAN, PO BOX
      48529, ATLANTA GA 30362-1529, which owned 69,200.816 Class A shares (6.72%
      of the Class A shares then outstanding); RPSS TR, TRIM SYSTEMS LLC, 401K
      PLAN, ATTN: HALLIE BURKE, 5700 PERIMETER DR STE A, DUBLIN OH 43017-3253,
      which owned 65,410.310 Class A shares (6.35% of the Class A shares then outstanding); RPSS TR, J KINGS FOOD SERVICE, PROFESSIONALS INC 401K PLAN,
      ATTN: MELISSA SHULMAN. 700 FURROWS RD, HOLTSVILLE NY 11742-2001, which owned 60,753.569 Class A shares (5.89% of the Class A shares then outstanding); RELIANCE TRUST COMPANY TR, CORNELL COMPANIES INC, PO BOX
      48529, ATLANTA GA 30362-1529, which owned 207,188.686 Class N shares
      (10.21% of the Class N shares then outstanding); OPPENHEIMERFUNDS INC, C/O
      RAY OLSON BLDG 2, 6803 S TUCSON WAY, CENTENNIAL CO 80112-3924, which owned
      100.00 Class Y shares (81.16% of the Class Y shares then outstanding);
      RPSS TR ROLLOVER IRA, FBO DOUGLAS J SCHOENFELD, 503 ALPINE LN, HOLMEN WI
      54636-9143, which owned 23.201 Class Y shares (18.83% of the Class Y shares then outstanding).

      OSM - Mercury Advisors Focus Growth Fund
      RPSS TR ROLLOVER IRA, FBO JOHN R HAYES, 7026 SAN ALTOS CIR, CITRUS HEIGHTS
      CA 95621-4362, which owned 22,677.685 Class B shares (7.19% of the Class B shares then outstanding); MARLENE CASTLE / DOUG CASTLE TR, EXCEL
      FABRICATING INC, 2301 NEVADA AVE N, GOLDEN VALLEY MN 55427-3609, which owned 17,252.852 Class C shares (6.59% of the Class Y shares then outstanding); G CANINO T WALSH & J VAN SON TR, ISLAND RISK MANAGEMENT
      ASSOC, 401K PLAN, 65 W HILLS RD, HUNTINGTN STA NY 11746-2305, which owned
      10,849.813 Class N shares (34.52% of the Class N shares then outstanding);
      RPSS TR ROLLOVER IRA, FBO SUZANNE M OSTRANDER, 34 GARROW AVE, PEQUANNOCK
      NJ 07440-1603, which owned 4,119.850 Class N shares (13.10% of the Class N shares than outstanding); RPSS TR ROLLOVER IRA, FBO MOUSTAFA O NASR, 25525
      VIA PALADAR, VALENCIA CA 91355-3153, which owned 3,662.149 Class N shares
      (11.65% of the Class N shares then outstanding); OPPENHEIMERFUNDS INC, C/O
      RAY OLSON BLDG 2, 6803 S TUCSON WAY, CENTENNIAL CO 80112-3924, which owned
      100.00 Class Y shares (100.00% of the Class Y shares then outstanding).

      OSM - QM Active Balanced Fund
      OPPENHEIMERFUNDS, DISTRIBUTOR INC, ATTN: RAY OLSON, 6803 S TUCSON WAY,
      ENGLEWOOD CO 80112-3924, which owned 500,000.000 Class A shares (84.87% of the Class A shares then outstanding); LAWRENCE T BLOCH, 365 W 28TH ST
      #18H, NEW YORK NY 10001-7917, which owned 5,292.000 Class B shares (7.88%
      of the Class B shares then outstanding); MLPF&S CUST FBO, KENNETH GOTTLIEB
      IRA, FBO KENNETH GOTTLIEB, 7715 SOUTHAMPTON TER #E411, TAMARAC FL
      33321-9110, which owned 4,721.000 Class B shares (7.03% of the Class B shares then outstanding); RPSS CUST 403-B PLAN, ROME CITY SCHOOLS, FBO
      ANTHONY J VINCI, 804 HICKORY ST, ROME NY 13440-2132, which owned 7,157.194
      Class B shares (10.65% of the Class B shares then outstanding); RPSS TR
      IRA, FBO GLENN R WHITNEY, PO BOX 27, MOUNTAINVILLE NY 10953-0027, which owned 3,863.063 Class B shares (5.75%of the Class B shares then outstanding); RPSS TR, GAZETTEN CONTRACTING INC, 401(K) PLAN, ATTN:
      WILLIAM A CYNE, 58 W 40TH ST, NEW YORK NY 10018-2658, which owned
      3,679.244 Class B shares (5.47% of the Class B shares then outstanding);
      RPSS TR ROLLOVER IRA, FBO MARTIN C SCHNEIDER, 7860 MISSION CENTER CT STE
      205, SAN DIEGO CA 92108-1331, which owned 6,476.275 Class C shares (8.79%
      of the Class C shares then outstanding); RPSS TR ROLLOVER IRA, FBO SALLY
      HENSLEY, 3812 MINERS LOOP, COEUR D ALENE ID 83815-9691, which owned
      4,394.186 Class C shares (5.96% of the Class C shares then outstanding);
      RPSS TR, MATHENY MOTOR TRUCK CO, 401(K) PLAN, ATTN MARNI KEPPLE, PO BOX
      1304, PARKERSBURG WV 26102-1304, which owned 21,406.576 Class N shares
      (39.00% of the Class N shares then outstanding); RPSS TR, BLACHFORD
      INVESTMENTS INC, 401K PLAN, ATTN: DORI WITT, 1400 NUCLEAR DR, WEST CHICAGO
      IL 60185-1636, which owned 20,939.496 Class N shares (38.14% of the Class
      N shares then outstanding); RPSS TR ROLLOVER IRA, FBO KENNETH T HARTMAN,
      614 HANOVER LN, IRVING TX 75062-8918, which owned 3,272.463 Class N shares
      (5.96% of the Class N shares then outstanding); OPPENHEIMERFUNDS INC, C/O
      RAY OLSON BLDG 2, 6803 S TUCSON WAY, CENTENNIAL CO 80112-3924, which owned
      100.00 Class Y shares (100.00% of the Class Y shares then outstanding).

      OSM - Jennison Growth Fund
      OPPENHEIMERFUNDS, DISTRIBUTOR INC, ATTN: RAY OLSON, 803 S TUCSON WAY,
      ENGLEWOOD CO 80112-3924, which owned 500,000.000 Class A shares (62.02% of the Class A shares then outstanding); RPSS TR, GREYSTAR MANAGEMENT
      SERVICES LP, 401K PLAN, ATTN TONY WHEELER, 3411 RICHMOND AVE STE 200,
      HOUSTON TX 77046-3412, which owned 41,115.372Class N shares (16.27% of the
      Class N shares then outstanding); RPSS TR, CAPITAL COMMUNICATIONS FEDERAL,
      401(K) PLAN, ATTN NANCY DURIVAGE, 18 COMPUTER DR E, ALBANY NY 12205-1111,
      which owned 34,817.417 Class N shares (13.78% of the Class N shares then outstanding); ROLLIN M DICK TR, HAVERSTICK CONSULTING INC, 401K PLAN,
      11405 N PENNSYLVANIA ST STE 210, CARMEL IN 46032-6905, which owned
      31,919.001 Class N shares (12.63% of the Class N shares then outstanding);
      RPSS TR, COSMETIC ESSENCE INC, 401(K) PLAN, ATTN: CAMILLE CALVONI, 2182
      ROUTE 35, HOLMDEL NJ 07733-1125, which owned 27,676.000 Class N shares
      (10.95% of the Class N shares then outstanding); RPSS TR, FIDELITY DEPOSIT
      & DISCOUNT BAN, 401(K) PLAN, BLAKELY & DRINKER STS, DUNMORE PA 18512,
      which owned 15,118.713 Class N shares (5.98% of the Class N shares then outstanding); LYN H HAMMOND TR, PELHAM FAMILY PRACTICE 401K, 25 CREEKVIEW
      CT, GREENVILLE SC 29615-4800, which owned 12,785.683 Class N shares (5.06%
      of the Class N shares then outstanding); OPPENHEIMERFUNDS INC, C/O RAY
      OLSON BLDG 2, 6803 S TUCSON WAY, CENTENNIAL CO 80112-3924, which owned
      100.00 Class Y shares (100.00% of the Class Y shares then outstanding).

      OSM - Salomon Brothers All Cap Fund
      RPSS TR, UMG MANUFACTURING & LOGISTICS INC 401K, ATTN ANGELA M JONES, 700
      S BATTLEGROUND AVE, GROVER NC 28073-9541, which owned 41,618.100 Class A shares (5.74% of the Class A shares then outstanding); SHELIA LITTLETON ET
      AL TR, LEGACY BANK OF TEXAS 401K, 5000 LEGACY DR, PLANO TX 75024-3100,
      which owned 83,321.069 Class N shares (10.18% of the Class N shares then outstanding); MCB TRUST SERVICES TTEE, LINDEN MOTOR FREIGHT CO INC, NON
      UNION EMPLOYEE, 700 17TH ST STE 150, DENVER CO 80202-3507, which owned
      75,784.126 Class N shares (9.26% of the Class N shares then outstanding);
      WEBB, BECK & DAWSON TR, BECK,REDDEN & SECREST PSP, 1221 MCKINNEY ST STE
      4500, HOUSTON TX 77010-2029, which owned 68,349.298 Class N shares (8.35%
      of the Class N shares then outstanding); RPSS TR, DOBBS BROTHERS
      MANAGEMENT SERVI, 401(K) PLAN, ATTN: JOYCE HOWELL, 5170 SANDERLIN AVE STE
      102, MEMPHIS TN 38117-4359, which owned 47,431.106 Class N shares (5.79%
      of the Class N shares then outstanding); OPPENHEIMERFUNDS INC, C/O RAY
      OLSON BLDG 2, 6803 S TUCSON WAY, CENTENNIAL CO 80112-3924, which owned
      100.00 Class Y shares (100.00% of the Class Y shares then outstanding);

      OSM - Gartmore Millennium Growth Fund II
      OPPENHEIMERFUNDS, DISTRIBUTOR INC, ATTN: RAY OLSON, 6803 S TUCSON WAY,
      ENGLEWOOD CO 80112-3924, which owned 500,000.000 Class A shares (92.28% of the Class A shares then outstanding); MARY S. GIRARDI - IRA, 397 WINDSOR
      PLACE, OCEANSIDE NY 11572, which owned 6,685.620 Class B shares (16.43% of the Class B shares then outstanding); JOHN GARRABRANT - IRA, 173 SHERIDAN
      AVE, LONGWOOD FL 32750, which owned 6,173.718 Class B shares (15.17% of the Class B shares then outstanding); RPSS TR, CLAIMS CONFERENCE 401K
      PLAN, ATTN: CELESTE LEVY, 15 E 26TH ST STE 906, NEW YORK NY 10010-1533,
      which owned 2,314.341 Class B shares (5.68% of the Class B shares then outstanding); MARGARET HARWELL - IRA, 6712 NW 1st , MARGATE FL 33063, who
      owned 2,252.747 Class B shares (5.53% of the Class B shares then outstanding); MORGAN STANLEY DW INC CUST FOR MARY ELLEN MALLOY, PO BOX 250
      CHURCH STREET STATION, NEW YORK NY 10008-0250, which owned 2,834.994 Class
      C shares (10.68% of the Class C shares then outstanding); RPSS TR ROLLOVER
      IRA, FBO PATRICK J BARNETT, 122 N PROVIDENCE RD, WALLINGFORD PA
      19086-6135, which owned 1,826.445 Class C shares (6.88% of the Class C shares then outstanding); RPSS CUST 403-B PLAN, LEVITTOWN SCHOOLS, FBO
      LAURA A DAMURO, 181 STEWART AVE, GARDEN CITY NY 11530-2507, which owned
      1,728.374 Class C shares (6.51% of the Class C shares then outstanding);
      ROBERT H LYNCH JR TR, ARISTEIA CAPITAL LLC, ATTN: EDWARD P GOLDMAN, 381
      5TH AVE FL 6, NEW YORK NY 10016-3322, which owned 1,524.927 Class C shares
      (5.74% of the Class C shares then outstanding); RPSS TR IRA, FBO PAUL J
      GIAMBALVO, 123 WALNUT ST, MIDDLESEX NJ 08846-1031, which owned 1,486.773
      Class C shares (5.60% of the Class C shares then outstanding); RPSS TR
      IRA, FBO MONICA V WOJTYNIAK, 14 TERRACE PL, HICKSVILLE NY 11801-4336,
      which owned 1,428.890 Class C shares (5.38% of the Class C shares then outstanding); ALFRED P DOUGHERTY - IRA, 445 COVETOWER DR APT 601, NAPLES
      FL 34110, who owned 1,336.761 Class C shares (5.03% of the Class C shares then outstanding); RPSS TR, FIDELITY DEPOSIT & DISCOUNT BAN, 401(K) PLAN,
      BLAKELY & DRINKER STS, DUNMORE PA 18512, which owned 6,184.927 Class N shares (47.45% of the Class N shares then outstanding); NGOC MINH PHAM TR,
      NGOC MINH PHAM MD & SUONG MY, TUONG MD APC DEF BENEFIT PLAN, 2363 ULRIC ST
      STE B, SAN DIEGO CA 92111-6447, which owned 4,055.946 Class N shares
      (31.12% of the Class N shares then outstanding); JOHN VAN DE WIELE TR, VAN
      DE WIELE ENGINEERING INC, 401K PSP, 2925 BRIARPARK DR STE 275, HOUSTON TX
      77042-3725, which owned 2,097.265 Class N shares (16.09% of the Class N shares then outstanding); OPPENHEIMERFUNDS INC, C/O RAY OLSON BLDG 2, 6803
      S TUCSON WAY, CENTENNIAL CO 80112-3924, which owned 100.00 Class Y shares
      (100.00% of the Class Y shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X| Code of Ethics. The Funds, the Manager, the Adviser and each
Subadviser, and the Distributor each have a Code of Ethics. Each Code is designed to detect and prevent improper personal trading by certain employees that would compete with or take advantage of the Fund's portfolio transactions.
Covered persons include persons with knowledge of the investments and investment intentions of the Funds and other funds advised by the Manager. The Codes of
Ethics do permit personnel subject to the relevant Code to invest in securities, including securities that may be purchased or held by the Funds, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      Each Fund's Code of Ethics is an exhibit to the Funds' registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1-202-942-8090. The Code of Ethics can also be viewed as part of the
Fund's registration statement on the SEC's EDGAR database at the SEC's Internet web site at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov., or by writing to the SEC's Public Reference Section,
Washington, D.C. 20549-0102.

Management and Advisory Arrangements - OSM - Mercury Advisors S&P 500 Index
Fund and OSM - Mercury Advisors Focus Growth Fund

      Management Services and Management Fee. The OSM - Mercury Advisors S&P
500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund each invests all of its assets in shares of a Master Fund. Accordingly, these Funds do not invest directly in portfolio securities and do not require investment advisory services. All portfolio management occurs at the level of the respective Master
Fund. Each Master Fund has entered into an investment management agreement with
Fund Asset Management, L.P., doing business as Mercury Advisors, as Adviser (the
"Management Agreement"). The Adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Master Fund in which the
OSM - Mercury Advisors Focus Growth Fund invests. The Adviser is entitled to receive a monthly management fee at the annual contractual rate of 0.05% of the average daily net assets of the Master Fund in which the OSM - Mercury Advisors
S&P 500 Index Fund invests. The Adviser has entered into a contractual arrangement with this Master Fund to provide that the management fee for the
Master Fund, when combined with administration fees of certain funds that invest in the Master Fund (other than OSM - Mercury Advisors S&P 500 Index Fund), will not exceed a specific amount. As a result of this contractual arrangement, the Adviser currently receives management fees of 0.005%. This arrangement has a one-year term and is renewable.

                                                Management Fee
      Fund                                      Paid to the Adviser

      OSM - Mercury Advisors Focus Growth Fund
           For the period ended 11/30/01           $4,617,970
           For the fiscal year ended 11/30/02      $1,718,971

      OSM - Mercury Advisors S&P 500 Index Fund
           For the period ended 12/31/01           $91,454
           For the fiscal year ended 12/31/02      $93,240

      The Adviser has also entered into a subadvisory agreement (the
"Sub-Advisory Agreement") with Merrill Lynch Asset Management U.K. Limited
("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Adviser with respect to the OSM - Mercury Advisors Focus
Growth Fund. The following entities may be considered "controlling persons"
of MLAM U.K.: Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of
Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch
International, Inc., a subsidiary of ML & Co. For the fiscal period ended
November 30, 2001 and for the fiscal year ended November 30, 2002, the
Adviser paid no fees to MLAM U.K. pursuant to the Sub-Advisory Agreement.

      Payment of Master Fund Expenses. The Management Agreement obligates the
Adviser to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Master Fund. The Adviser is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees of the Master Fund who are affiliated persons of the Adviser or any affiliate. The Master Fund pays, or causes to be paid, all other expenses incurred in the operation of the Master Fund (except to the extent paid by its placement agent), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, copies of the
Registration Statement, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of Trustees who are not affiliated persons of the Adviser or an affiliate of the Adviser, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Master Fund. The Master
Fund's placement agent will pay certain of the expenses of the Master Fund incurred in connection with the offering of its shares of beneficial interest.
Certain accounting services are provided to the Master Fund by State Street Bank
& Trust Company ("State Street") pursuant to an agreement between State Street and the Master Fund. The Master Fund pays a fee for these services. In addition, the Master Fund will reimburse the Adviser for the cost of certain additional accounting services.

      Organization of the Adviser. Fund Asset Management, L.P. is a limited partnership, the partners of which are Merrill Lynch & Co., Inc., a financial services holding company and the parent of Merrill Lynch and Princeton
Services, Inc. Merrill Lynch & Co., Inc. and Princeton Services are
"controlling persons" of the Adviser as defined under the Investment Company
Act because of their ownership of its voting securities and their power to exercise a controlling influence over its management or policies.

      Duration and Termination. Unless earlier terminated as described below, each Management Agreement will remain in effect for two (2) years from its effective date. Thereafter, it will remain in effect from year to year if approved annually (a) by the Board of Trustees of the Master Fund or by a
majority of the outstanding shares of the Master Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Each contract is not assignable, automatically terminates in the event of its assignment, and may be terminated without penalty on sixty (60) days' written notice at the option of either party thereto or by the vote of the majority of the outstanding voting securities of the appropriate Master Fund.

      Investment Advisory Agreement with OppenheimerFunds, Inc. The OSM -
Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth
Fund have entered into an Investment Advisory Agreement with OppenheimerFunds,
Inc. Those Advisory Agreements are substantially similar to the Advisory
Agreements entered into with OppenheimerFunds, Inc. by the other series of the
Trust, as further described below. Those Agreements have been approved by the
Trust's Board of Trustees and OppenheimerFunds, Inc., as the sole shareholder of each Fund, but will not become effective unless and until the Master-Feeder
Participation Agreement between OppenheimerFunds, Inc., OppenheimerFunds
Distributor, Inc., the Trust and FAM Distributors, Inc. is terminated. The fees payable under those Advisory Agreements are discussed in the Prospectus.

      At respective meetings of the Board of Trustees of the Trust, the Board of
Trustees of the Master Fund of the OSM - S&P 500 Index Fund and the Board of
Trustees of Master Fund of the OSM - Mercury Advisors Focus Growth Fund, held on
May 8, 2002 and March 13, 2002, respectively, each Board approved the continuation of the applicable Master Fund's Management Agreement with the
Adviser for an additional year. In connection with its consideration of the applicable Management Agreement, each Board reviewed information derived from a number of sources and covering a range of issues. Each Board considered the services provided to the Master Fund by the Adviser under the applicable
Management Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, including the Subadministration Agreement, and the personnel who provided these services. In addition to investment advisory services, the Adviser and its affiliates provide administrative services, oversight of Master Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the
Master Funds. Each Board also considered the Adviser's costs of providing services, and the direct and indirect benefits to the Adviser from its relationship with the applicable Master Fund. The benefits considered by each
Board included not only the Adviser's compensation for investment advisory services and the Adviser's profitability under the applicable Management
Agreement, but also compensation paid to the Adviser or its affiliates for other, non-advisory, services provided to the Master Fund and the Funds. Each
Board also considered the Adviser's access to research services from brokers to which the Adviser may have allocated Master Fund brokerage in a "soft dollar"
arrangement. In connection with its consideration of the applicable Management
Agreement, each Board also compared the advisory fee rate, expense ratios and historical performance of the Master Fund to those of comparable funds. Based in part on this comparison, and taking into account the various services provided to the applicable Master Fund and Fund by the Adviser and its affiliates, each
Board concluded that the management fee rate was reasonable. Each Board also considered whether there should be changes in the advisory fee rate or structure in order to enable the Master Fund to participate in any economies of scale that the Adviser may experience as a result of growth in the applicable Master Fund's assets.

      Based on the information reviewed and the discussions, each Board concluded that it was satisfied with the nature and quality of the services provided by the Adviser to the Master Fund and that the management fee rate was reasonable in relation to such services. The non-interested Trustees of each
Board were represented by independent counsel who assisted them in their deliberations.

      |X| The Investment Advisory Agreement - OSM - QM Active Balanced Fund, OSM
- Jennison Growth Fund, OSM - Salomon Brothers All Cap Fund and OSM - Gartmore
Millennium Growth Fund II. The Manager provides investment advisory and management services to the OSM - QM Active Balanced Fund, OSM - Jennison Growth
Fund, OSM - Salomon Brothers All Cap Fund and OSM - Gartmore Millennium Growth
Fund II under investment advisory agreements between the Manager and the Trust on behalf of each such Fund. The Manager handles those Funds' day-to-day administrative business, and the agreements permit the Manager to enter into
Subadvisory agreements with other registered investment advisers to obtain specialized services for the Funds, as long as the Funds are not obligated to pay any additional fees for those services. The Manager has retained the
Subadvisers pursuant to separate subadvisory agreements, described below, under which each Subadviser buys and sells portfolio securities for the respective
Fund. The portfolio manager of each of the Funds is employed by the Subadviser and is the person who is principally responsible for the day-to-day management of each of the Fund's portfolio, as described below.

    The investment advisory agreement between the Trust on behalf of each Fund and the Manager requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

    Each of the Funds pays expenses not expressly assumed by the Manager under the advisory agreement. Expenses for the Trust's QM Active Balanced Fund, OSM -
Jennison Growth Fund, OSM - Salomon Brothers All Cap Fund and OSM - Gartmore
Millennium Growth Fund II are allocated to those Funds in proportion to their net assets, unless allocations of expenses can be made directly to a Fund. The advisory agreements list examples of expenses paid by those Funds. The major categories relate to calculation of each of the Fund's net asset values per share, interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Funds to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Funds as a whole. The fees are allocated to each class of shares based upon the relative proportion of each of the Fund's net assets represented by that class. The management fees paid by the Funds to the Manager during their last two fiscal years are listed below.

----------------------------------------------------------------

Fund                                 Management Fee Paid to
                                     OppenheimerFunds, Inc.

----------------------------------------------------------------
----------------------------------------------------------------

                                     For the        For the
                                  fiscal period      fiscal
                                  ended 11/30/01   year ended
                                                    11/30/02

----------------------------------------------------------------
----------------------------------------------------------------

QM Active Balanced Fund              $36,322        $53,310

----------------------------------------------------------------
----------------------------------------------------------------

Jennison Growth Fund                 $39,198        $76,321

----------------------------------------------------------------
----------------------------------------------------------------

Salomon Brothers All Cap Fund        $77,987        $238,043

----------------------------------------------------------------
----------------------------------------------------------------

Gartmore Millennium Growth Fund      $41,736        $46,707

----------------------------------------------------------------

    The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

    The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the
Fund, the Manager may withdraw the right of the Funds to use the name
"Oppenheimer" as part of its name.

      |X| Advisory Agreement Approvals - OSM - Mercury Advisors S&P 500 Index
Fund and OSM - Mercury Advisors Focus Growth Fund. The Trust and each Fund commenced the public sale of its shares in February of 2001. As explained in the
Prospectus and in other parts of this Statement of Additional Information, investment advisory and portfolio management services for the OSM - Mercury
Advisors S&P 500 Index Fund and OSM - Mercury Advisors Focus Growth Fund are
provided by the Advisor and the investment advisory fees for those services are paid by each Master Fund to the Advisor. The OSM Mercury Advisers S&P 500 Index
Fund and OSM - Mercury Advisors Focus Growth Fund do not pay an investment advisory fee other than its proportionate share of the amounts paid by the
Master Fund to the Advisor. The investment advisory agreements for these two
Funds are approved by the Board of Trustees of the respective Master Fund.

      |X| Annual Approval of Investment Advisory Agreement - OSM - QM Active
Balanced Fund, OSM - Jennison Growth Fund, OSM - Salomon Brothers All Cap Fund
and OSM - Gartmore Millennium Growth Fund II. Each year, the Board of Trustees, including a majority of the Independent Trustees, is required to approve the renewal of the investment advisory agreement. The Investment Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement. The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees each
Fund pays. These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreements. Among other factors, the Board considered: o The nature, cost, and
         quality of the
         services provided to
         the Fund and its
         shareholders;
o     The profitability of the
         Fund to the Manager;
o     The investment
         performance of the
         Fund in comparison to
         regular market indices
o     Economies of scale that
         may be available to
         the Fund from the
         Manager;
o     Fees paid by other
         mutual funds for
         similar services;
o     The value and quality of
         any other benefits or
         services received by
         the Fund from its
         relationship with the
         Manager, and
o     The direct and indirect
         benefits the Manager
         received from its
         relationship with the
         Fund. These included
         services provided by
         the Distributor and
         the Transfer Agent,
         and brokerage and
         soft dollar
         arrangements
         permissible under
         Section 28(e) of the
         Securities Exchange
         Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Funds. The
Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Funds and its shareholders in adverse times. The Board also considered the investment performance of other mutual funds advised by the
Manager. The Board is aware that there are alternatives to the use of the
Manager.

      These matters were also considered by the Independent Trustees, meeting separately from the full Board with experienced Counsel to the Independent
Trustees who assisted the Board in its deliberations. The Counsel to the
Independent Trustees is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      After careful deliberation, the Board of concluded that it was in the best interest of shareholders to continue the investment advisory agreement for another year. In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together. The Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

      |X| The Administration and Subadministration Agreements - OSM - Mercury
Advisors S&P 500 Index Fund and OSM - Mercury Advisors Focus Growth Fund. The
Trust, on behalf of the OSM - Mercury Advisors S&P 500 Index Fund and the OSM -
Mercury Advisors Focus Growth Fund, has entered into an Administration Agreement with the Manager. The Agreement states that the Manager, at its own expense, shall provide assistance in the supervision of all administrative and clerical personnel as shall be required to provide effective corporate administration for the Trust, including the compilation and maintenance of such records with respect to the Trust's operations as may be reasonably required; the preparation and filing of such reports as shall be required by the Securities and Exchange
Commission; composition of periodic reports with respect to its operation of each Fund for the shareholders of the Fund; composition of proxy materials for meetings of the Fund's shareholders and the composition of such registration statements as may be required by federal securities laws and preparation of required filings in each state for continuous public sale of the Fund; provide the Trust and the Fund with adequate office space, facilities and equipment;
compensate all officers of the Trust and all Trustees of the Trust who are affiliated persons of the Manager; and compensate any Subadministrator that the
Manager might retain.

      The Trust assumes and pays or causes to be paid all other expenses of the
Trust, on behalf of the OSM - Mercury Advisors S&P 500 Index Fund and the OSM -
Mercury Advisors Focus Growth Fund under the Administration Agreement, including, without limitation: (i) interest and taxes; (ii) insurance premiums for fidelity and other coverage requisite to its operations; (iii) compensation and expenses of its trustees other than those associated or affiliated with the
Manager; (iv) legal and audit expenses; (v) custodian and transfer agent fees and expenses; (vi) expenses incident to the redemption of its shares; (vii)
expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (viii) fees and expenses, other than as described above, incident to the registration under federal and state securities laws of shares of each Fund for public sale; (ix) expenses of printing and mailing reports, prospectuses, notices and proxy materials to shareholders of each Fund; (x) except as noted above, all other expenses incidental to holding meetings of the Funds' shareholders; and (xi) such extraordinary non-recurring expenses as may arise, including litigation, affecting a Fund and any legal obligation which the Trust may have on behalf of a Fund to indemnify its officers and trustees with respect thereto.

      The Administration Agreement states that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Administration
Agreement, the Manager shall not be liable for any loss resulting from any error of judgement or mistake of law or for any loss arising out of any act or omission in the management and administration of the Trust and any Fund.

       Each Fund pays the Manager an annual Administration fee of 0.50% of average daily net assets. That fee is included in the "Annual Fund Operating
Expenses" table in the Prospectus under "Other Expenses." The Manager has entered into a Subadministration Agreement with FAM whereby FAM will maintain records of share purchases of the applicable Master Fund by each feeder fund, maintain tax records relating to the Master Funds, maintaining, preparing or providing records relating to the operation of the Master Funds that the Manager may reasonably request in connection with reports to be made to the Board of
Trustees of the Trust, periodic information reporting regarding the Master Fund to the Manager as the Manager may reasonably require in order to provide information relating to the performance or holdings of the Mercury Advisors S&P
500 Index Fund or Mercury Advisors Focus Growth Fund, as applicable, fund to shareholders of such fund, and preparation of reports relating to the Master
Fund that the Manager may reasonably request be made to third-party reporting services.

       In consideration for providing these services, the Manager pays FAM an annual subadministration fee of 0.045% of average daily net assets of the S&P
500 Master Fund and 0.0% of the average daily net assets of the Focus Master
Fund.

      The Subadvisory Agreement - OSM - QM Active Balanced Fund, OSM -
Jennison Growth Fund, OSM - Salomon Brothers All Cap Fund and OSM - Gartmore
Millennium Growth Fund II. Under the Subadvisory Agreement between the Manager and each Subadviser, the Subadviser shall regularly provide investment advice with respect to the applicable Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. Under the Subadvisory Agreement, the Subadviser agrees to provide reasonable assistance in the distribution and marketing of the Fund.

      Under the subadvisory agreement, the Manager pays the Subadviser an annual fee in monthly installments, based on the average daily net assets of the Fund.
The fee paid to the Subadviser under the subadvisory agreement is paid by the
Manager, not by the Funds. The subadvisory fee paid by the Manager to each
Subadviser is as follows:

                                                      Subadvisory Fee
Fund                          Subadviser              as % of average net assets

OSM - Jennison Growth Fund    Jennison Associates LLC 0.45% of the first $300
                                                      million of average  annual
                                                      net assets of the
                                                      Fund, and 0.40% of average
                                                      annual net assets in
                                                      excess of $300 million.

OSM - QM Active              Prudential               0.45% of  the  first $300
Balanced Fund                Investment               million of average  annual
                                                      net assets of the Fund,
                                                      and 0.40% of average
                                                      annual net assets in
                                                      excess  of  $300 million.

OSM - Salomon Brothers      Salomon Brothers Asset     0.60%  of  the  first
All Cap Fund                 Management Inc.           $100 million of
                                                       average  annual  net
                                                       assets of the Fund, and
                                                       0.50% of average annual
                                                       net assets  in  excess
                                                       of $100 million.

OSM - Gartmore Millennium   Gartmore Mutual            0.70% of the first $400
Growth Fund II              Fund Capital Trust         million of average annual
                                                       net assets of the Fund.
                                                       0.60% of the next $400
                                                       million, and 0.50% of
                                                       average  annual  net
                                                       assets in excess of
                                                       $800 million.

      The Subadvisory Agreement states that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Subadviser shall not be liable for any error of judgement or mistake of law and shall not be subject to any expenses or liability to the
Manager, the Trust or the Fund or any of the Fund's shareholders in connection with rendering services under the Subadvisory Agreement.

Brokerage Policies of the Funds

Transactions in Portfolio
Securities - OSM - Mercury
Advisors S&P 500 Index Fund and
Mercury Advisors Focus Growth
Fund

      Because each Fund will invest exclusively in beneficial interests in a
Master Fund, it is expected that all transactions in portfolio securities will be entered into by the Master Fund. Subject to policies established by the Board of Trustees of the Master Fund, the Adviser is primarily responsible for the execution of the Master Fund's portfolio transactions and the allocation of brokerage. The Master Fund does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Master Fund, taking into account such factors as price (including the applicable brokerage commissions or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the Adviser generally seeks reasonable trade execution costs, the Master Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to the
Adviser and its clients, including the Master Fund. In return for such services the Adviser may pay a higher commission that other brokers would charge if the
Adviser determines in good faith that the commission is reasonable in relation to the services provided.

      Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)")
permits an investment adviser, such as the Adviser, under certain circumstances, to cause an account to pay a broker a commission for effecting a transaction that exceeds the amount of commission another broker would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the available of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Master Fund and the Fund.

      To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information that assists in the valuation of investments. Examples of research-oriented services for which the
Adviser might use Master Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Advisor's individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Master Fund to the Adviser are not reduced as a result of the Adviser's receipt of research services.

      In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs the Adviser makes a good faith allocation under all the circumstances between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

      From time to time, the Master Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the
Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

      In addition, consistent with the Conduct Rules of the NASD and policies established by the Boards of Trustees of the Master Funds and subject to best execution, the Adviser may consider sales of shares of feeder funds as a factor in the selection of brokers and dealers to execute portfolio transactions for the Master Fund, however, whether or not a particular broker or dealer sells shares of a feeder fund neither fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Master Fund.

      The Master Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Master Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

      Foreign equity securities may be held by the Master Fund in the form of
Depository Receipts, or other securities convertible into foreign equity securities. Depository Receipts may be listed on stock exchanges or traded in over-the-counter markets in the United States or Europe, as the case may be.
American Depository Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each feeder fund are redeemable on a daily basis in U.S. dollars, the Master Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Master Fund's portfolio strategies.

      Information about the brokerage commissions paid by the Master Fund of
OSM- Mercury Advisors Focus Growth Fund including commissions paid to Merrill
Lynch, is set forth in the following table:

                                 Aggregate Brokerage      Commissions Paid
                                 Commissions Paid         To Merrill Lynch

Fiscal period ended November
30, 2001                          $1,695,995              $75,819

Fiscal year ended November 30,
2002                              $2,421,919             $161,190

      For the fiscal period ended November 30, 2002 the brokerage commissions paid to Merrill Lynch represented 6.66% of the aggregate brokerage commissions paid by the Master Fund and involved 6.92% of the Master Fund's dollar amount of transactions involving payment of commissions.

      Information about the brokerage commissions paid by the Master Fund of
OSM- Mercury Advisors S&P 500 Index Fund including commissions paid to Merrill
Lynch, is set forth in the following table:

                                Aggregate Brokerage      Commissions Paid
                                Commissions Paid         to Merrill Lynch

Fiscal period ended December
31, 2001                         $90,754                   $0

Fiscal year ended December 31,
2002                             $165,899                  $862

      For the fiscal period ended December 31, 2002 the brokerage commissions paid to Merrill Lynch represented 0.52% of the aggregate brokerage commissions paid by the Trust and involved 0.29% of the Trust's dollar amount of transactions involving payment of commissions.

      Because of the affiliation of Merrill Lynch with Mercury Advisors, the
Master Funds are prohibited from engaging in certain transactions involving
Merrill Lynch, or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act.
Each Master Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Master Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Master Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Master Fund will not deal with affiliated persons, including
Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Master Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Master Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which
Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Trustees of the Master Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff. The
Master Fund(s) have received an exemptive order from the Commission permitting them to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Master Funds also have retained an affiliated entity of the
Adviser as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. For the fiscal period ended November 30, 2001 and for the fiscal year ended November 30, 2002, that affiliated entity received $1,260 and $44,826, respectively in securities lending agent fees from the respective Master Fund. That entity may, on behalf of a Master Fund, invest cash collateral received by that Master Fund for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Adviser or its affiliates.

      Section 11(a) of the Exchange Act generally prohibits members of the U.S.
national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the
Master Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Master Fund and annual statements as to aggregate compensation will be provided to the Master Fund. Securities may be held by, or be appropriate investments for, the Master Fund as well as other funds or investment advisory clients of the Adviser or its affiliates.

      The Board of Trustees of each Master Fund has considered the possibility of seeking to recapture for the benefit of the Master Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Master Fund to the Adviser. After considering all factors deemed relevant, the Board of Trustees of the Master Fund made a determination not to seek such recapture. The Board of Trustees of the Master Fund will reconsider this matter from time to time.

      Because of different objectives or other factors, a particular security may be bought for one or more clients of the Adviser or its affiliates when one or more clients of the Adviser or its affiliates are selling the same security.
If purchases or sales of securities arise for consideration at or about the same time that would involve a Master Fund or other clients or funds for which the
Adviser or an affiliate act as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Brokerage Provisions of the Investment Advisory Agreements and the Subadvisory
Agreements - OSM - Jennison Growth Fund, OSM - QM Active Balanced Fund, OSM -
Salomon Brothers All Cap Fund and OSM - Gartmore Millennium Growth Fund II.

    One of the duties of the Subadviser under the Subadvisory Agreement is to arrange the portfolio transactions for the Funds. Each Fund's investment advisory agreement with the Manager and the Subadvisory Agreement contain provisions relating to the selection of broker-dealers to effect each Fund's portfolio transactions. The Manager and the Subadviser are authorized to select broker-dealers, including "affiliated" brokers, as that term is defined in the
Investment Company Act. They may employ broker-dealers that the Manager or the
Subadviser thinks, in its best judgment based on all relevant factors, will implement the policy of the Funds to obtain, at reasonable expense, the "best execution" of each of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable.

    The Manager and the Subadviser need not seek competitive commission bidding.
However, they are expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Funds as established by their Board of Trustees.

    The Manager and the Subadviser may select brokers (other than affiliates)
that provide brokerage and/or research services for the Funds and/or the other accounts over which the Manager, the Subadviser or their respective affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager or Subadviser, as applicable, makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for each of the Fund's portfolio transactions, the Manager and the Subadviser may also consider sales of shares of each of the Funds and other investment companies for which the
Manager or an affiliate serves as investment adviser.

    The Subadvisory Agreement permits the Subadviser to enter into "soft-dollar"
arrangements through the agency of third parties to obtain services for the
Funds. Pursuant to these arrangements, the Subadviser will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such "soft-dollar" arrangements will be made in compliance with applicable law.

Brokerage Practices. Brokerage for the Funds is allocated subject to the provisions of the Investment Advisory Agreement and the Subadvisory Agreement
and the procedures and rules described above. Generally, the Subadviser's portfolio traders allocate brokerage based upon recommendations from the Fund's portfolio manager. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Subadviser's executive officers supervise the allocation of brokerage.

    Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Funds may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so.

     Each Subadviser serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Subadviser to allocate purchase or sale transactions among the Fund it manages and other clients whose assets it manages in a manner it deems equitable. In making those allocations, the Subadviser considers several main factors, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and each other client's accounts.

     When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Subadviser or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker (these are called "free trades") usually will have its order executed first. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of a Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price. Purchases are combined where possible for the purpose of negotiating brokerage commissions. In some cases that practice might have a detrimental effect on the price or volume of the security in a particular transaction for the Fund.

    Most purchases of debt obligations are principal transactions at net prices.
Instead of using a broker for those transactions, a Fund will normally deal directly with the selling or purchasing principal or market maker unless the
Subadviser determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter.
Purchases from dealers include a spread between the bid and asked prices. The
Funds seek to obtain prompt execution of these orders at the most favorable net price.

    The Investment Advisory Agreement and the Subadvisory Agreement permit the
Manager and the Subadviser to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Subadviser and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the respective Fund and one or more of the Subadviser's other accounts. Investment research may be supplied to the Subadviser by a third party at the instance of a broker through which trades are placed.

    Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Subadviser in the investment decision-making process may be paid in commission dollars.

    The research services provided by brokers broadens the scope and supplements the research activities of the Subadviser. That research provides additional views and comparisons for consideration, and helps the Subadviser to obtain market information for the valuation of securities that are either held in the
Fund's portfolio or are being considered for purchase. The Subadviser provides information to the Manager and the Board about the commissions paid to brokers furnishing such services, together with the Subadviser's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

  Total Brokerage Commissions
      Paid by the Funds1
-------------------------------------------------------------------------------
--------------------------------------------------------------

                                Fiscal Period                Fiscal Year Ended
Fund                            Ended 11/30/01                11/30/022

--------------------------------------------------------------
--------------------------------------------------------------

QM Active Balanced Fund             $1,475                      $5,454

--------------------------------------------------------------
--------------------------------------------------------------

Jennison Growth Fund                $5,832                      $22,425

--------------------------------------------------------------
--------------------------------------------------------------

Salomon Brothers All Cap Fund      $19,495                      $356,961

--------------------------------------------------------------
--------------------------------------------------------------

Gartmore Millennium Growth         $11,810                      $57,264
Fund II

--------------------------------------------------------------

1. Amounts do not include spreads or commissions on principal transactions on a net trade basis. 2. In the fiscal year ended 11/30/02, the amount of transactions directed to brokers for research services and the amount of the commissions paid to broker-dealers for those services were as follows:

----------------------------------------------------
                               Amount of Amount of
Fund                          TransactionCommissions
----------------------------------------------------
----------------------------------------------------
QM Active Balanced Fund           $0         $0
----------------------------------------------------
----------------------------------------------------

Jennison Growth Fund           $120,448     $249

----------------------------------------------------
----------------------------------------------------

Salomon Brothers All Cap Fund  $699,824    $1,594

----------------------------------------------------
----------------------------------------------------

Gartmore Millennium Growth     $141,908     $293
Fund II

----------------------------------------------------

Distribution and Service Plans

The Distributor.  Under its General  Distributor's  Agreement with each of the
Funds, the Distributor  acts as  each  Fund's  principal  underwriter  in the continuous public offering of each Fund's different  classes of shares.  The
Distributor  bears the expenses normally attributable to  sales,  including advertising  and  the  cost  of  printing  and  mailing prospectuses, other than those furnished to existing  shareholders.  The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

   The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares during the Funds' most recent fiscal year, and the contingent deferred sales charges retained by the Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below.

--------------------------------------------------------------

                                      Aggregate   Class A
                               Fiscal Front-End   Front-End
                               Year   Sales       Sales
                               Ended  Charges     Charges

Fund                           11/30  on Class A  Retained by
                                      Shares      Distributor*
--------------------------------------------------------------
--------------------------------------------------------------

Mercury Advisors S&P 500       2002*  $71,413     $23,220
Index Fund

--------------------------------------------------------------
--------------------------------------------------------------

Mercury Advisors Focus Growth  2002   $7,624      $4,188
Fund

--------------------------------------------------------------
--------------------------------------------------------------

QM Active Balanced Fund        2002   $6,890      $1,094

--------------------------------------------------------------
--------------------------------------------------------------

Jennison Growth Fund           2002   $34,373     $10,966

--------------------------------------------------------------
--------------------------------------------------------------

Salomon Brothers All Cap Fund  2002   $62,590     $21,424

--------------------------------------------------------------
--------------------------------------------------------------

Gartmore Millennium Growth     2002   $2,876      $1,899
Fund II

--------------------------------------------------------------

Includes amounts retained by a broker-dealer that is an affiliate or a parent of the distributor. *For fiscal year ended 12/31.

----------------------------------------------------------------------------
                               ConcessionsConcessionConcessions Concessions

                               Fiscal on Class A on Class  on Class C  on Class
                               Year   Shares     B Shares  Shares      N
                               Ended  Advanced   Advance   Advance by  Shares

Fund                           11/30  by         by        Distributor1Advance
                                      DistributorDistributor1          by
                                                                   Distributor1
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Mercury Advisors S&P 500   2002*  $11,364    $130,765  $48,663    $130,233
Index Fund

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Mercury Advisors Focus Growth  2002   $93        $9,049    $5,678      $1,055
Fund

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

QM Active Balanced Fund        2002   $121       $14,392   $3,011      $2,750

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Jennison Growth Fund           2002   $1,016     $38,831   $15,462     $12,938

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Salomon Brothers All Cap Fund  2002   $7,615     $91,244   $48,537     $49,699

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Gartmore Millennium Growth     2002   $7         $4,524    $926        $279
Fund II

---------------------------------------------------------------------------------

*For fiscal year ended 12/31.

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

---------------------------------------------------------------------------------
                                      Class A    Class B   Class C     Class N
                                      Contingent ContingentContingent  Contingent
                                      Deferred   Deferred  Deferred    Deferred
                               Fiscal Sales      Sales     Sales       Sales
                               Year   Charges    Charges   Charges     Charges
                               Ended  Retained   Retained  Retained by Retained
Fund                           11/30  by         by        Distributor by
                                      DistributorDistributor           Distributor
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Mercury Advisors S&P 500   2002*  $0         $4,358    $2,608      $27,006
Index Fund

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Mercury Advisors Focus Growth  2002   $0         $2,930    $118        $3
Fund

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

QM Active Balanced Fund        2002   $0         $2,303    $168        $27

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Jennison Growth Fund           2002   $0         $3,447    $546        $530

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Salomon Brothers All Cap Fund  2002   $0         $8,641    $2,017      $3,541

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Gartmore Millennium Growth     2002   $0         $2,142    $8          $4
Fund II

---------------------------------------------------------------------------------

*For fiscal year ended 12/31.

Distribution and Service Plans. Each Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N
shares under Rule 12b-1 of the Investment Company Act. Under those plans a Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan. The shareholder votes for the plans were cast by the Manager as the sole initial holder of the shares of each class of shares of each Fund.

      Under the plans, OppenheimerFunds, Inc. and the Distributor may make payments to affiliates and in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from each Fund. In their sole discretion, the Distributor and the
Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if each Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a
"majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of each of the Funds automatically convert into Class A shares 72 months after purchase, each Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a "majority" (as defined in the
Investment Company Act) of the shares of each Class, voting separately by class.

      While the plans are in effect, the Treasurer of each Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of each Fund who are not "interested persons" of a Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the
Independent Trustees.

      Under the plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the
Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

      |X| Class A Service Plan Fees. Under the Class A service plan, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients")
for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Funds, assisting in establishing and maintaining accounts in the Funds, making the Funds' investment plans available and providing other services at the request of the Funds or the Distributor. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so except in the case of the special arrangement described below. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers. With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to
Recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments to Recipients quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the Recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      During the first year the shares are sold, the Distributor retains the service fee to reimburse itself for the cost of distributing the shares. For the fiscal year ended November 30, 2002 (December 31, 2002 for the Mercury Advisors
S&P 500 Index Fund), payments under the Class A Plan paid by the Distributor to recipients and to an affiliate of the Distributor were as follows:

--------------------------------------------------------------------------

                                  Payments   Retained by         Payments
Fund                              to         Distributor        to an Affiliate
                                 Recipients

--------------------------------------------------------------------------
--------------------------------------------------------------------------

Mercury Advisors S&P 500 Index        $12,489       $191         $540
Fund

--------------------------------------------------------------------------
--------------------------------------------------------------------------

Mercury Advisors Focus Growth Fund    $3,383        $0           $282

--------------------------------------------------------------------------
--------------------------------------------------------------------------

QM Active Balanced Fund               $281          $0           $60

--------------------------------------------------------------------------
--------------------------------------------------------------------------

Jennison Growth Fund                  $2,332        $2           $349

--------------------------------------------------------------------------
--------------------------------------------------------------------------

Salomon Brothers All Cap Fund         $12,376       $10          $814

--------------------------------------------------------------------------
--------------------------------------------------------------------------

Gartmore Millennium Growth Fund II    $593          $0           $167

--------------------------------------------------------------------------

      Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The
Distributor may not use payments received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

      |X| Class B, Class C and Class N Service and Distribution Plan Fees. Under
each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the
Distributor's distribution expenses are more or less than the amounts paid by the Funds under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      The Class B, Class C and Class N Plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the
Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold.
Shares purchased by exchange do not qualify for the advance service fee payment.
If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      The Distributor retains the asset-based sales charge on Class B and Class
N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C and/or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase.

      The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the
Distributor to compensate dealers that sell those shares. Each Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the
Distributor in recognition that the Distributor:

o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o        may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B, Class C and Class
         N shares, and
o        bears the costs of sales literature, advertising and prospectuses
         (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.
o        may not be able to adequately compensate dealers that sell Class B,
         Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o        receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o        may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o        may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o        may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

   When Class B, Class C or Class N shares are sold without the designation of a broker-dealer, the Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B, Class C and Class N shares.

      All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of
Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

-------------------------------------------------------------------------------------

    Distribution Fees Paid to the Distributor in the Fiscal Year Ended 11/30/02*

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                           Distributor'sDistributor's
                                        Total    Amount    Aggregate    Unreimbursed
                                        Payments Retained  Unreimbursed Expenses as
                                        Under    By        Expenses     %
Fund                         Class Plan Plan     DistributoUnder Plan   of Net
                                                                          Assets
                                                                        of Class
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Mercury Advisors S&P 500     Class B    $29,212  $26,9021  $181,893     4.35%

Index Fund                   Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                             Class C    $35,829  $30,5782  $106,844     2.16%
                             Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                             Class N    $49,775  $48,1893  $392,192     3.00%
                             Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Mercury Advisors Focus       Class B    $8,635   $6,8844   $60,326      7.65%

Growth Fund                  Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                             Class C    $4,529   $3,156    $81,033      12.31%
                             Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                             Class N    $257     $230      $48,561      67.66%
                             Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

QM Active Balanced Fund      Class B    $2,536   $2,3345   $40,973      9.00%

                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                             Class C    $4,667   $3,858    $26,366      5.06%
                             Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                             Class N    $731     $561      $14,271      4.44%
                             Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Jennison Growth Fund         Class B    $6,176   $5,5966   $64,956      5.01%

                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                             Class C    $15,244  $12,2587  $315,521     14.38%
                             Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                             Class N    $5,143   $4,763    $111,848     8.52%
                             Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Salomon   Brothers  All  Cap Class B    $34,095  $30,7158  $163,386     3.78%
Fund                         Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                             Class C    $57,794  $38,4659  $121,309     1.77%
                             Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                             Class N    $15,207  $5,77010  $99,503      1.75%
                             Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Gartmore Millennium Growth   Class B    $1,479   $1,33911  $41,203      21.29%
Fund II                      Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                             Class C    $1,309   $1,025    $41,624      26.67%
                             Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                             Class N    $251     $23612    $5,037       7.40%
                             Plan

-------------------------------------------------------------------------------------

*For Mercury Advisors S&P 500 Index Fund this information is for the fiscal year ended 12/31/02.
1.  Includes $49 paid to an affiliate of the Distributor's parent company.
2.:  Includes$130 paid to an affiliate of the Distributor's parent company.
3.  Includes $35 paid to an affiliate of the Distributor's parent company.
4.  Includes $9 paid to an affiliate of the Distributor's parent company.
5.  Includes $4 paid to an affiliate of the Distributor's parent company.
6.  Includes $4 paid to an affiliate of the Distributor's parent company.
7.  Includes $170 paid to an affiliate of the Distributor's parent company.
8.  Includes $208 paid to an affiliate of the Distributor's parent company.
9.  Includes $120 paid to an affiliate of the Distributor's parent company.
10. Includes $1 paid to an affiliate of the Distributor's parent company.
11. Includes $2 paid to an affiliate of the Distributor's parent company.
12. Includes $1 paid to an affiliate of the Distributor's parent company.

Performance of the Funds

Explanation of Performance Terminology. Each Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. You can obtain current performance information by calling the Funds' Transfer Agent at 1.800.525.7048 or by visiting the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

      Each Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by a Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enables an investor to compare a Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using a Fund's performance information as a basis for comparison with other investments:

      |_| Total returns measure the performance of a hypothetical account in a
Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

      |_| A Fund's performance returns do no reflect the effect of taxes on dividends and capital gains distributions.

      |_| An investment in a Fund is not insured by the FDIC or any other government agency.

      |_| The principal value of a Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis.

      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.

      |_| Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of a Fund are affected by market conditions, the quality of the
Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Total Return Information. There are different types of "total returns"
to measure a Fund's performance. Total return is the change in value of a hypothetical investment in a Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten (10) years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. A Fund uses standardized calculations for its total returns as prescribed by the SEC.
The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period. For Class N shares, the 1%
contingent deferred sales charge is deducted for returns for the one year period. Class N total returns may also be calculated for the periods prior to
3/1/01 (the inception of Class N shares), based on the Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge on
Class Y shares.

            |_| Average Annual Total Return. The "average annual total return"
of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                1/n
            ERV
            ---  - 1 = Average Annual Total Return
             P

            |_| Cumulative Total Return. The "cumulative total return"
calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

           ERV - P
           ------- = Total Return
              P

------------------------------------------------------------------------------

      |_| Average Annual Total Return (After Taxes on Distributions). The
"average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD        - 1 = Average Annual Total Return (After Taxes on
 /n          Distributions)
  P

      |_| Average Annual Total Return (After Taxes on Distributions and
Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the
Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P"
in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1=  Average Annual Total Return (After Taxes on
1/n         Distributions and Redemptions)
  P

            |_| Total Returns at Net Asset Value. From time to time a Fund may also quote a cumulative or an average annual total return "at net asset value"
(without deducting sales charges) for Class A, Class B, Class C or Class N shares. There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------

           The Funds' Total Returns for the Periods Ended 11/30/02*

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                  Average Annual Total Returns

            Class       Cumulative
                 of       Total Returns
               Shares   (10 years or Life
                       of Class)
--------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

                                          1-Year         5-Year
                                                        (or life-of-class)

-----------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         After    Without   After   Without   After    Without
                         Sales     Sales    Sales    Sales    Sales     Sales
                        Charge    Charge    Charge   Charge   Charge   Charge

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Mercury       Class A  -35.95%1  -32.04%1  -27.62%  -23.21%  -21.15%1 -18.61%1
Advisors
S&P 500 Index
Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class B  -35.58%1  -32.90%1  -27.56%  -23.75%  -20.91%1 -19.17%1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class C  -33.00%1  -33.00%1  -24.54%  -23.78%  -19.23%1 -19.23%1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class N  -29.12%2  -29.12%2  -24.10%  -23.33%  -17.12%2 -17.12%2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class Y  -31.52%1  -31.52%1  -23.06%  -23.06%  -18.29%1 -18.29%1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Mercury       Class A  -76.25%1  -74.80%1  -39.87%  -36.20%  -55.23%1 -53.72%1
Advisors
Focus Growth
Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class B  -76.10%1  -75.10%1  -39.66%  -36.48%  -55.07%1 -54.03%1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class C  -75.10%1  -75.10%1  -37.12%  -36.48%  -54.03%1 -54.03%1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class N  -69.57%2  -69.57%2  -36.68%  -36.04%  -49.38%2 -49.38%2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class Y  -74.70%1  -74.70%1  -36.11%  -36.11%  -53.62%1 -53.62%1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

QM Active     Class A  -18.58%1  -13.61%1  -13.75%   -8.49%  -10.85%1  -7.85%1
Balanced
Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class B  -18.21%1  -14.83%1  -13.61%   -9.11%  -10.63%1  -8.58%1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class C  -14.76%1  -14.76%1  -10.02%   -9.12%  -8.54%1   -8.54%1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class N  -11.79%2  -11.79%2   -9.51%   -8.60%  -6.93%2   -6.93%2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class Y  -13.22%1  -13.22%1   -8.27%   -8.27%  -7.62%1   -7.62%1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Jennison      Class A  -38.83%1  -35.10%1  -28.54%  -24.18%  -24.03%1 -21.47%1
Growth Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class B  -38.56%1  -36.00%1  -28.47%  -24.71%  -23.84%1 -22.08%1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class C  -36.00%1  -36.00%1  -25.37%  -24.62%  -22.08%  -22.08%1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class N  -31.75%2  -31.75%2  -25.05%  -24.30%  -19.64%2 -19.64%2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class Y  -34.90%1  -34.90%1  -24.04%  -24.04%  -21.33%1 -21.33%1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Salomon       Class A  -23.43%1  -18.75%1  -17.22%  -12.17%  -13.86%1 -10.96%1
Brothers
All Cap Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class B  -23.08%1  -19.90%1  -17.08%  -12.75%  -13.65%1 -11.67%1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class C  -19.93%1  -19.93%1  -13.65%  -12.78%  -11.69%1 -11.69%1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class N  -17.91%2  -17.91%2  -13.17%  -12.30%  -10.68%2 -10.68%2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class Y  -18.06%1  -18.06%1  -11.52%  -11.52%  -10.54%1 -10.54%1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Gartmore      Class A  -45.62%1  -42.30%1  -28.07%  -23.68%  -28.86%1 -26.46%1
Millennium
Growth Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class B  -45.38%1  -43.10%1  -28.02%  -24.23%  -28.68%1 -27.04%1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class C  -43.10%1  -43.10%1  -24.99%  -24.23%  -27.04%1 -27.04%1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class N  -36.76%2  -36.76%2  -24.67%  -23.90%  -23.07%2 -23.07%2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              Class Y  -42.10%1  -42.10%1  -23.51%  -23.51%  -26.32%1 -26.32%1

--------------------------------------------------------------------------------

*For  Mercury  Advisors  S&P 500 Index Fund,  this is  information  is for the periods ended 12/31/02.
1. Inception of Class A, Class B, Class C and Class Y shares:  2/16/01
2. Inception of Class N shares:  3/1/01

----------------------------------------------------------------------------------

  Average Annual Total Returns for Class A Shares (After Sales Charge) For the
                             Periods Ended 11/30/02*

----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

                                                          After Taxes on
                                    After Taxes on        Distributions and Sale
Fund                                Distributions         of Fund Shares

----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

                                     1 Year     5 Years     1 Year     5 Years

----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Mercury Advisors S&P Index Fund   -27.73%    -21.21%1   -16.82%     -16.57%1

----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Mercury Advisors Focus Growth Fund   -39.87%    -55.23%1   -24.28%     -40.92%1

----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

QM Active Balanced Fund              -14.10%    -11.05%1    -8.35%     -8.69%1

----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Jennison Growth Fund                 -28.54%    -24.03%1   -17.38%     -18.78%1

----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Salomon Brothers All Cap Fund        -17.51%    -14.03%1   -10.46%     -11.02%1

----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

Gartmore Millennium Growth Fund      -28.07%    -28.86%1   -17.09%     -22.42%1

----------------------------------------------------------------------------------

*For Mercury Advisors S&P 500 Index Fund, this is information is for the periods ended 12/31/02.
1. Inception of Class A shares: 2/16/01

Other Performance Comparisons. Each Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of
Additional Information. Each Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time a Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks their performance for various periods based on categories relating to investment objectives. Lipper currently ranks (i) the performance of the OSM -
Jennison Growth Fund and the OSM - Mercury Advisors Focus Growth Fund against all other large cap growth funds, (ii) the performance of the OSM - Mercury
Advisors S&P 500 Index Fund against all other S&P 500 Index objective funds,
(iii) the performance of the OSM - QM Active Balanced Fund against all other balanced funds, (iv) the performance of the OSM - Salomon Brothers All Cap Fund against all other multi-cap value funds, and (v) the performance of the OSM -
Gartmore Millennium Growth Fund II against all other mid cap core funds. The
Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group"
indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |X| Morningstar Ratings. From time to time a Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector. Each Fund is rated among domestic stock funds.

            Morningstar proprietary star ratings reflect historical
risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next
22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar
Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

      |X| Performance Rankings and Comparisons by Other Entities and
Publications. From time to time a Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's,
or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of a
Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      From time to time, a Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

       From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example, o information about the performance of certain securities or commodities
         markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of a Fund. Appendix C contains more information about the special sales charge arrangements offered by a Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an Asset
Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange
("the Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the
Distributor reserves the right to cancel the purchase order. The Distributor and the Funds are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this
Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
         Class A and Class B shares you purchase for your individual accounts
            (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and

         Current purchases of Class A and Class B shares of the Fund and other
            Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and

o           Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the
            Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free New York Municipals  Oppenheimer Multiple Strategies Fund
Oppenheimer Bond Fund                     Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital Value Fund,
Oppenheimer Capital Income Fund           Inc.
                                          Oppenheimer  Quest  Global  Value Fund,

Oppenheimer Champion Income Fund          Inc.
Oppenheimer Convertible Securities Fund   Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund       Oppenheimer Quest Value Fund, Inc.
Oppenheimer Disciplined Allocation Fund   Oppenheimer Real Asset Fund

                                          Oppenheimer      Rochester     National
Oppenheimer Discovery Fund                Municipals
Oppenheimer Emerging Growth Fund          Oppenheimer Senior Floating Rate Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Small Cap Value Fund
Oppenheimer Enterprise Fund               Oppenheimer Strategic Income Fund
Oppenheimer Europe Fund                   Oppenheimer Total Return Bond Fund
Oppenheimer Global Fund                   Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth & Income Fund   Oppenheimer Trinity Core Fund
                                          Oppenheimer  Trinity  Large Cap  Growth

Oppenheimer Gold & Special Minerals Fund  Fund

Oppenheimer Growth Fund                   Oppenheimer Trinity Value Fund
Oppenheimer High Yield Fund               Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund       Oppenheimer Value Fund
Oppenheimer International Growth Fund     Limited-Term New York Municipal Fund
Oppenheimer  International  Small Company
Fund                                      Rochester Fund Municipals

                                          OSM1- Gartmore  Millennium  Growth Fund
Oppenheimer Limited-Term Government Fund  II

Oppenheimer Limited Term Municipal Fund   OSM1 - Jennison Growth Fund
Oppenheimer  Main Street  Growth & Income OSM1 - Mercury  Advisors S&P
Fund                                        500 Index Fund

                                          OSM1 - Mercury  Advisors  Focus Growth

Oppenheimer Main Street Opportunity Fund  Fund
Oppenheimer Main Street Small Cap Fund OSM1 - QM Active Balanced Fund
Oppenheimer MidCap Fund OSM1 - Salomon Brothers All Cap Fund And the following money market funds:
Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust

1 - "OSM" stands for Oppenheimer Select
Managers

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds and
Oppenheimer Senior Floating Rate Fund. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or
Class A and Class B shares of a Fund and other Oppenheimer funds during a
13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both
Class A and Class B shares will determine the reduced sales charge rate for the
Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter. Letters of Intent do not consider
Class C or Class N shares you purchase or may have purchased.

      A Letter of Intent is an investor's statement in writing to the
Distributor of the intention to purchase Class A shares or Class A and Class B shares of a Fund (and other Oppenheimer funds) during a 13-month period (the
"Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of a Fund (and other Oppenheimer funds) that applies under the
Right of Accumulation to current purchases of Class A shares. Each purchase of
Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of
Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of
Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the
Terms of Escrow. Also, the investor agrees to be bound by the terms of the
Prospectus, this Statement of Additional Information and the application used for a Letter of Intent. If those terms are amended, as they may be from time to time by a Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the
Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of a Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of
Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X| Terms of Escrow That Apply to
      Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of a Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer
Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the 13-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)         Class A shares sold with a front-end sales charge or subject to a
            Class A contingent deferred sales charge,
(b)         Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares acquired
            by exchange of either (1)
            Class A shares of one of the
            other Oppenheimer funds that
            were acquired subject to a
            Class A initial or
            contingent deferred sales
            charge or (2) Class B shares
            of one of the other
            Oppenheimer funds that were
            acquired subject to a
            contingent deferred sales
            charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November
1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset
Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other
Oppenheimer funds.

      If you make payments from your bank account to purchase shares of a Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions to implement them. A
Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of a Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch
Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of a Fund will have their
Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million. OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for a Fund's shares (for example, when a purchase check is returned to a Fund unpaid) causes a loss to be incurred when the net asset values of that Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do
so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the
Distributor may seek other redress.

Classes of Shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B,
Class C or Class N shares and the dividends payable on Class B, Class C or Class
N shares will be reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B,
Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class
N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of a Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another. Class Y shares have no sales charges.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase
Class A shares of a Fund.

      |X| Class A Shares Subject to a Contingent Deferred Sales Charge. For
purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the
Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

      |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class
B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X| Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs (including
            SEP IRAs and SIMPLE IRAs),
o     to all rollover contributions made
            to Individual 401(k) plans,
            Profit-Sharing Plans and
            Money Purchase Pension Plans,
o     to all direct rollovers from
            OppenheimerFunds-sponsored
            Pinnacle and Ascender
            retirement plans,
o     to all trustee-to-trustee IRA
            transfers,
o     to all 90-24 type 403(b) transfers,
o           to Group Retirement Plans (as defined in Appendix C to this
            Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o     to Retirement Plans qualified
            under Sections 401(a) or
            401(k) of the Internal
            Revenue Code, the
            recordkeeper or the plan
            sponsor for which has
            entered into a special
            agreement with the
            Distributor,
o           to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o           to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o           to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

      The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o     purchases of Class N shares in
            amounts of $500,000 or more
            by a retirement plan that
            pays for the purchase with
            the redemption proceeds of
            Class A shares of one or
            more Oppenheimer funds
            (other than rollovers from
            an
            OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k)
            plan to any IRA invested in
            the Oppenheimer funds),
o     purchases of Class N shares in
            amounts of $500,000 or more
            by a retirement plan that
            pays for the purchase with
            the redemption proceeds of
            Class C shares of one or
            more Oppenheimer funds held
            by the plan for more than
            one year (other than
            rollovers from an
            OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k)
            plan to any IRA invested in
            the Oppenheimer funds), and
o     on purchases of Class N shares by
            an
            OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k)
            plan made with the
            redemption proceeds of Class
            A shares of one or more
            Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

      |X| Allocation of Expenses. A Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of each Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, fees to unaffiliated
Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

Account Fees. As stated in the
Prospectus, a $12 annual fee is assessed
on any account valued at less than $500.
This fee will not be assessed on the
following accounts:
o     Accounts that have balances below $500 due to the automatic conversion of shares from Class B to Class A shares;
o     Accounts with an active Asset
      Builder Plan, payroll deduction
      plan or a military allotment plan;
o     OppenheimerFunds-sponsored group
      retirement accounts that are
      making continuing purchases;
o     Certain accounts held by
      broker-dealers through the
      National Securities Clearing
      Corporation; and
o     Accounts that fall below the $500 threshold due solely to market fluctuations within the 12-month period preceding the date the fee is deducted.

      The fee is automatically deducted from qualifying accounts annually on or about the second to last business day of September. This annual fee is waived for any shareholders who elect to access their account documents through electronic document delivery rather than in paper copy and who elect to utilize the Internet or PhoneLink as their primary source for their general servicing needs. To sign up to access account documents electronically via eDocs Direct, please visit the Service Center on our website at WWW.OPPENHEIMERFUNDS.COM or call 1.888.470.0862 for instructions.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of a Fund are determined as of the close of business of the
Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S.
holiday). All references to time in this Statement of Additional Information mean "Eastern time." The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther
King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,
Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because a Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of the Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the Exchange, will not be reflected in the
Fund's calculation of its net asset values that day unless the Manager or the
Adviser determines that the event is likely to effect a material change in the value of the security. For all of the Funds, except the OSM - Mercury Advisors
S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund, if such determination is made, the Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting. For the OSM - Mercury
Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund,
securities may be valued at their fair value as determined in good faith by the
Board of Trustees of the applicable Master Fund or by the Adviser using procedures approved by the Board of Trustees of that Master Fund.

      |X| Securities Valuation. Each of the Fund's Board of Trustees and
theBoard of Trustees of the Master Fund (in the case of the OSM - Mercury
Advisors S&P 500 Index Fund or the OSM - Mercury Advisors Focus Growth Fund)
has established procedures for the valuation of each Fund's securities. In general those procedures are as follows: o Equity securities traded on a U.S.
securities exchange or on Nasdaq(R) are valued as follows:
(1)   if last sale information is
               regularly reported, they
               are valued at the last
               reported sale price on
               the principal exchange on
               which they are traded or
               on Nasdaq, as applicable,
               on that day, or
(2)   if last sale information is not
               available on a valuation
               date, they are valued at
               the last reported sale
               price preceding the
               valuation date if it is
               within the spread of the
               closing "bid" and "asked"
               prices on the valuation
               date or, if not,  at the
               closing "bid" price on
               the valuation date.
o Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service
               approved by the Board of
               Trustees, or
(2)   at the last sale price obtained by
               the Manager or Adviser from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)   at the mean between the "bid" and
               "asked" prices obtained
               from the principal
               exchange on which the
               security is traded or, on
               the basis of reasonable
               inquiry, from two market
               makers in the security.
o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by each Fund's Board of Trustees or the Board of Trustees of the Master Fund or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry. o The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by each Fund's Board of Trustees or the
Board of Trustees of the Master Fund or obtained by the Manager or Adviser, as the case may be, from two active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a
               maturity of more than 397
               days when issued,
(2)            debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)            non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held
               by a non-money market
               fund that had a maturity
               of less than 397 days
               when issued that have a
               remaining maturity of 60
               days or less, and
(2)            debt instruments held by a money market fund that have a
               remaining maturity of 397 days or less.

      However, for the OSM - Mercury Advisors S&P 500 Index Fund and the OSM -
Mercury Advisors Focus Growth Fund, obligations with remaining maturities of 60 days or less will not be valued at amortized cost if the Adviser believes that the method no longer produces fair valuations.

      |_| For the OSM - Mercury Advisors S&P 500 Index Fund and the OSM -
Mercury Advisors Focus Growth Fund, repurchase agreements will be valued at cost plus accrued interest.

o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked"
prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager or Adviser, as the case may be, may use pricing services approved by the applicable Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved
(such as the tax-exempt status of the interest paid by municipal securities).
The Manager or Adviser, as the case may be, will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager or Adviser, as the case may be, by a bank, dealer or pricing service that the Manager or Adviser has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the applicable Board of Trustees or by the Manager or Adviser. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager or Adviser from two active market makers. In certain cases that may be at the "bid" price if no
"asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in a Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of the option. In determining a Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by a Fund expires, the Fund has a gain in the amount of the premium.
If a Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If a Fund exercises a put it holds, the amount the
Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if each Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption.
In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
      Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
      Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of a Fund or any of the other Oppenheimer funds into which shares of a Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C,
Class N or Class Y shares. A Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of
Fund shares on which a sales charge was paid are reinvested in shares of a Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of a Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the
Board of Trustees of a Fund may determine that it would be detrimental to the best interests of the remaining shareholders of that Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of a Fund, in lieu of cash.

      Each Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any
90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. Each Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the
Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge.
It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the
Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to
"Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:

(1)      state the reason for the distribution;
(2)      state the owner's awareness of tax penalties if the distribution is premature; and
(3)      conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of a Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS
Form W-4P (available from the Transfer Agent) must be submitted to the Transfer
Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld.
Each Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is each Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The
Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of a Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.
Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal
Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent.
Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. Each
Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C
and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix C to this Statement of
Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below.
These provisions may be amended from time to time by the Funds and/or the
Distributor. When adopted, any amendments will automatically apply to existing
Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer
Agent to exchange a pre-determined amount of shares of a Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the
Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither a Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the
Plan. Share certificates will not be issued for shares of a Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of a Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Funds. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the
Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer
Agent. A Fund may also give directions to the Transfer Agent to terminate a
Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated.
Upon termination of a Plan by the Transfer Agent or a Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder.
The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for a Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
Centennial America Fund, L.P.             Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
      Centennial Government Trust           Oppenheimer Money Market Fund, Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer AMT-Free New York          Oppenheimer Pennsylvania Municipal
      Municipals                             Fund
      Oppenheimer California Municipal Fund  Oppenheimer Rochester National
                                             Municipals
      Oppenheimer Limited Term Municipal     Oppenheimer Senior Floating Rate
      Fund                                   Fund
      Oppenheimer Municipal Bond Fund        Limited Term New York Municipal Fund
      Oppenheimer New Jersey Municipal Fund  Rochester Fund Municipals

      The following funds do not offer Class Y shares:
      Oppenheimer AMT-Free New York           Oppenheimer Limited Term Municipal
      Municipals                              Fund
      Oppenheimer California Municipal Fund   Oppenheimer Multiple Strategies Fund
      Oppenheimer Capital Income Fund         Oppenheimer New Jersey Municipal Fund
      Oppenheimer Cash Reserves               Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Champion Income Fund        Oppenheimer Quest Capital Value
                                              Fund, Inc.
      Oppenheimer Convertible Securities Fund Oppenheimer Quest Global Value Fund,
                                              Inc.
      Oppenheimer Disciplined Allocation Fund Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Developing Markets Fund Oppenheimer Senior Floating Rate Fund
      Oppenheimer Gold & Special Minerals Oppenheimer Small Cap Value Fund Fund
      Oppenheimer International Bond Fund Oppenheimer Total Return Bond Fund
      Oppenheimer International Growth Fund Limited Term New York Municipal Fund
      Oppenheimer International Small Company Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.

o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash
      Reserves acquired by exchange of Class M shares.

o     Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.

o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves
      or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation
      Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.
o     Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves.
   Shares of Oppenheimer Select Managers Mercury Advisors S&P 500 Index Fund
   and Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.
   Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
   Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the
      Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc.
      are purchased. If requested, they must supply proof of entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o When Class A shares of any Oppenheimer fund (other than Rochester National
Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o If any Class A shares of another Oppenheimer fund that are exchanged for Class
A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate
Fund acquired in that exchange will be subject to the Class A Early Withdrawal
Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market
Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o With respect to Class B shares, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

         With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any
Oppenheimer fund.

o When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged.
Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X| Limits on Multiple Exchange Orders. Each Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. Each Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. Each Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal
Plan, will be switched to the new fund account unless you tell the Transfer
Agent not to do so. However, special redemption and exchange features such as
Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.
Each Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Each Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of each
Fund's portfolio, and expenses borne by a Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares.
That is because of the effect of the asset-based sales charge on Class B, Class
C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the redemption of each Fund shares represented by checks returned to the Transfer Agent by the Postal
Service as undeliverable will be invested in shares of Oppenheimer Money Market
Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and each Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Funds' Dividends, Distributions and Redemptions of Shares. The
federal tax treatment of the Funds' dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this
Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

      |X| Qualification as a Regulated Investment Company. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them.
This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from a
Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      The Internal Revenue Code contains a number of complex tests relating to qualification that a Fund might not meet in a particular year. If it did not qualify as a regulated investment company, a Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, a Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. A Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within
12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, a Fund must derive at least
90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of a Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, a Fund must not have invested more than 5% of the value of a Fund's total assets in securities of each such issuer and a Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

      |X| Excise Tax on Regulated Investment Companies. Under the Internal
Revenue Code, by December 31 each year, a Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, a Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the
Funds will meet those requirements. To meet this requirement, in certain circumstances a Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for a Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      |X| Taxation of Fund Distributions. A Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code govern the eligibility of a Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by a Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that a Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent a
Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in
January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The
United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

      Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 30% (29% for payments after December 31, 2003) of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient"
(such as a corporation). All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

      |X| Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the
Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares.
Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

      |X| Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary income dividends paid by the Fund.
All income and any tax withheld by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports mailed to shareholders in March of each year.

      If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status.

      If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 30% (29% for payments after December 31, 2003) on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal
Revenue Service with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves)
may be invested in shares of these Funds on the same basis.

Additional Information About the Fund

The Distributor. Each Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds
Distributor, Inc., a subsidiary of the Manager that acts as the Funds'
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Funds' Transfer Agent, is a
division of the Manager. It is responsible for maintaining the Funds'
shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of each Fund's assets. The custodian's responsibilities include safeguarding and controlling each Fund's portfolio securities and handling the delivery of such securities to and from each Fund. It is the practice of each Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the
Manager and its affiliates. Each Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. Deloitte & Touche, LLP are the independent auditors of each Fund. They audit each Fund's financial statements and perform other related audit services. They also act as auditors for [the Manager and for certain other funds advised by the Manager and its affiliates.

License Agreement. Under a separate agreement, Merrill Lynch affiliates have granted the Trust, on behalf of the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund, the right to use the "Mercury"
name and has reserved the right to withdraw its consent to the use of such name by either Fund under certain circumstances or to grant the use of such name to any other company.

Financial Statements. The audited financial statements for the Master Focus
Twenty Trust are incorporated in this Statement of Additional Information by reference to the 2002 annual report to shareholders of Mercury Focus Twenty
Fund, Inc. You may request a copy of that annual report at no charge by calling
888.763.2260 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.
The audited financial statements for the Quantitative Master Series Trust -
Master S&P 500 Index Series are incorporated in this Statement of Additional
Information by reference to the 2002 annual report to shareholders of the
Quantitative Master Series Trust - Master S&P 500 Index Series, and the
unaudited financial statements for the Quantitative Master Series Trust - Master
S&P 500 Index Series are incorporated in this Statement of Additional
Information by reference to the June 30, 2002 semi-annual report to shareholders of the Quantitative Master Series Trust - Master S&P 500 Index Series. You
may request a copy of that annual and semi-annual report at no charge by calling
888.763.2260 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

INDEPENDENT AUDITORS' REPORT

================================================================================
 To the Board of Trustees and Shareholders of Oppenheimer Select Managers
 Mercury Advisors Focus Growth Fund: We have audited the accompanying statement of assets and liabilities of Oppenheimer Select Managers Mercury Advisors Focus
 Growth Fund, which is a series of Oppenheimer Select Managers, as of November
 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer Select Managers Mercury Advisors Focus Growth Fund as of November
 30, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

 /s/ Deloitte & Touche LLP
 -------------------------
 Deloitte & Touche LLP

 Denver, Colorado
 January 22, 2003

       16 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES  November 30, 2002

=============================================================================
 Assets
 Investment in Master Focus Twenty Trust                         $ 3,125,102
-----------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                   1,513
 Other                                                                7,683
                                                                 ------------
 Total assets                                                     3,134,298

=============================================================================
 Liabilities Payables and other liabilities:
 Shares of beneficial interest redeemed                              12,093
 Legal, auditing and other professional fees                          8,781
 Transfer and shareholder servicing agent fees                        1,231
 Distribution and service plan fees                                   1,167
 Trustees' compensation                                                 324
 Other                                                                1,129
                                                                 ------------
 Total liabilities                                                   24,725

=============================================================================
 Net Assets                                                      $3,109,573
                                                                 ============

=============================================================================
 Composition of Net Assets
 Paid-in capital                                                 $4,818,511
-----------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions        (1,866,551)
-----------------------------------------------------------------------------
 Net unrealized appreciation on investments                         157,613
                                                                 ------------
 Net Assets                                                      $3,109,573
                                                                 ============

       6 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

================================================================================
 Net Asset Value Per Share
  Class A Shares: Net asset value and redemption price per share (based on net assets of $1,591,147 and 630,670 shares of beneficial interest outstanding)
 $2.52 Maximum offering price per share (net asset value plus sales charge of
 5.75% of offering price) $2.67
--------------------------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price
 per share (based on net assets of $788,283 and 316,640 shares of beneficial interest outstanding)                        $2.49
--------------------------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price
 per share (based on net assets of $658,117 and 264,479 shares of beneficial interest outstanding)                        $2.49
--------------------------------------------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price
 per share (based on net assets of $71,773 and 28,511 shares of beneficial interest outstanding)                          $2.52
--------------------------------------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net assets of $253 and
 100 shares of beneficial interest outstanding)                                                                           $2.53

 See accompanying Notes to Financial Statements.

       7 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

STATEMENT OF OPERATIONS  For the Year Ended November 30, 2002

============================================================================
 Net Investment Loss Allocated from Master Focus Twenty Trust

============================================================================
 Investment Income                                              $     7,718

============================================================================
 Expenses                                                            21,049

============================================================================
 Net Investment Loss Allocated from Master Focus Twenty Trust       (13,331)

 Fund Income and Expenses
============================================================================
 Investment Income
 Interest income from short-term obligations                             11

============================================================================
 Expenses
 Distribution and service plan fees:
 Class A                                                              3,383
 Class B                                                              8,635
 Class C                                                              4,529
 Class N                                                                257
----------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                              6,797
 Class B                                                              4,485
 Class C                                                              2,205
 Class N                                                                339
 Class Y                                                                865
----------------------------------------------------------------------------
 Administrative fees                                                 13,841
----------------------------------------------------------------------------
 Legal, auditing and other professional fees                          9,624
----------------------------------------------------------------------------
 Shareholder reports                                                  5,193
----------------------------------------------------------------------------
 Trustees' compensation                                               4,036
----------------------------------------------------------------------------
 Custodian fees and expenses                                              6
----------------------------------------------------------------------------
 Other                                                                2,693
                                                                ------------
 Total expenses                                                      66,888
 Less voluntary reimbursement of expenses                           (25,297)
 Less voluntary waiver of transfer and shareholder servicing
    agent fees--Classes A, B, C and N                                (3,353)
 Less voluntary waiver of transfer and shareholder
    servicing agent fees--Class Y                                      (865)
                                                                ------------
 Net expenses                                                        37,373

============================================================================
 Net Investment Loss                                                (50,693)

============================================================================
 Realized and Unrealized Loss Allocated from Master Focus Twenty Trust
 Net realized loss on investments                                (1,359,626)
----------------------------------------------------------------------------
 Net change in unrealized appreciation on investments               146,859
                                                                ------------
 Net realized and unrealized loss                                (1,212,767)

============================================================================
 Net Decrease in Net Assets Resulting from Operations           $(1,263,460)
                                                                ============

 See accompanying Notes to Financial Statements.

       8 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended November 30,                                                                       2002          2001 1
======================================================================================================================
 Operations

 Net investment loss                                                                     $  (50,693)     $  (12,445)
----------------------------------------------------------------------------------------------------------------------
 Net realized loss                                                                       (1,359,626)       (506,925)
----------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                                                      146,859          10,754
                                                                                         -----------------------------
 Net decrease in net assets resulting from operations                                    (1,263,460)       (508,616)

======================================================================================================================
 Beneficial Interest Transactions
 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                                                  1,177,797       1,301,825
 Class B                                                                                    541,064         841,255
 Class C                                                                                    542,491         363,914
 Class N                                                                                     95,080           1,223
 Class Y                                                                                         --              --

======================================================================================================================
 Net Assets
 Total increase                                                                           1,092,972       1,999,601
----------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                                      2,016,601          17,000 2
                                                                                         -----------------------------
 End of period                                                                           $3,109,573      $2,016,601
                                                                                         =============================

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001. 2. Reflects the value of the Manager's initial seed money investment at
December 22, 2000.

 See accompanying Notes to Financial Statements.

       9 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

FINANCIAL HIGHLIGHTS

                                                                   Class A                     Class B                   Class C
                                                                Year Ended                  Year Ended                Year Ended
                                                                  Nov. 30,                    Nov. 30,                  Nov. 30,
                                                         2002       2001 1           2002       2001 1          2002      2001 1
====================================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $ 3.95        $10.00         $3.92       $10.00         $3.92      $10.00
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                     (.04)         (.02)         (.06)        (.03)         (.04)       (.03)
 Net realized and unrealized loss                       (1.39)        (6.03)        (1.37)       (6.05)        (1.39)      (6.05)
                                                       -----------------------------------------------------------------------------
 Total from investment operations                       (1.43)        (6.05)        (1.43)       (6.08)        (1.43)      (6.08)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $ 2.52        $ 3.95         $2.49       $ 3.92         $2.49      $ 3.92
                                                       =============================================================================

====================================================================================================================================
 Total Return, at Net Asset Value 2                    (36.20)%      (60.50)%      (36.48)%     (60.80)%      (36.48)%    (60.80)%

====================================================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)              $1,591        $1,048          $788         $667          $658        $300
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $1,402        $  444          $864         $305          $454        $114
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                    (1.47)%       (1.45)%       (2.22)%      (2.21)%       (2.21)%     (2.23)%
 Expenses                                                2.76%         3.99%         3.56%        4.78%         3.53%       4.79%
 Expenses, net of voluntary reimbursement of
 expenses and/or waiver of transfer agent fees           1.74%         1.84%         2.53%        2.46%         2.47%       2.18%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 4                             275.69%       137.66%       275.69%      137.66%       275.69%     137.66%

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Portfolio turnover rate is representative of the portfolio turnover rate of the Master Focus Twenty Trust included elsewhere in this report.

See accompanying Notes to Financial Statements.

       10 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

                                                                                  CLASS N                     CLASS Y
                                                                               YEAR ENDED                  YEAR ENDED
                                                                                 NOV. 30,                    NOV. 30,
                                                                       2002        2001 1          2002        2001 2
========================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                                 $3.94         $8.28         $3.96        $10.00
------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                   (.01)         (.04)         (.04)         (.05)
 Net realized and unrealized loss                                     (1.41)        (4.30)        (1.39)        (5.99)
                                                                      --------------------------------------------------
 Total from investment operations                                     (1.42)        (4.34)        (1.43)        (6.04)
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                       $2.52         $3.94         $2.53        $ 3.96
                                                                      ==================================================

========================================================================================================================
 Total Return, at Net Asset Value 3                                  (36.04)%      (52.42)%      (36.11)%      (60.40)%

========================================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                               $72            $1            $1 4          $1 4
------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                      $52            $1            $1 4          $1
------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 5
 Net investment loss                                                  (1.70)%       (1.06)%       (0.40)%       (0.63)%
 Expenses                                                              3.18%         4.01%        88.54%       503.44%
 Expenses, net of voluntary reimbursement of
 expenses and/or waiver of transfer agent fees                         2.12%         3.07%         1.21%         2.83%
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 6                                           275.69%       137.66%       275.69%       137.66%

1. For the period from March 1, 2001 (inception of offering) to November 30,
2001. 2. For the period from February 16, 2001 (inception of offering) to
November 30, 2001.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Less than $1,000.
5. Annualized for periods of less than one full year.
6. Portfolio turnover rate is representative of the portfolio turnover rate of the Master Focus Twenty Trust included elsewhere in this report.

See accompanying Notes to Financial Statements.

       11 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
 1. Significant Accounting Policies
 Oppenheimer Select Managers Mercury Advisors Focus Growth Fund (the Fund) is a
 separate series of Oppenheimer Select Managers, a non-diversified, open-end management investment company registered under the Investment Company Act of
 1940, as amended. The Fund invests substantially all of its assets in the
 Master Focus Twenty Trust (the Trust), a registered open-end investment company that has the same goals as the Fund. The financial statements of the Trust are included elsewhere in this report and should be read with the Fund's financial statements. The percentage of the Trust owned by the Fund at November 30, 2002 was 1.57%. As of December 31, 2002, the total return for the Master Focus
 Twenty Fund was (34.07)%. The Fund's investment objective is to seek long-term capital appreciation. The Fund's administrator is OppenheimerFunds, Inc. (the
 Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class
 A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
 Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. The Fund's investment in the Trust is valued based on the daily reported net asset value of the Trust. Valuation of securities held by the Trust is discussed in the notes to Master Focus Twenty Trust included elsewhere in this report.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the
 Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
    During the fiscal year ended November 30, 2002, the Fund did not utilize any capital loss carryforward.

 As of November 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

                              Expiring
                              -------------------------
                              2009           $  468,169
                              2010            1,297,925
                                             ----------
                              Total          $1,766,094
                                             ==========

 As of December 31, 2002, the Fund had approximately $59,538 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for

       12 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

 federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $50,693. Accumulated net investment loss was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
    No distributions were paid during the year ended November 30, 2002 and the period ended November 30, 2001.

 As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

                 Accumulated net realized loss        $(1,866,551)
                 Net unrealized appreciation              157,613
                                                      -----------
                 Total                                $(1,708,938)
                                                      ===========
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
================================================================================
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                              Year Ended November 30, 2002      Period Ended November 30, 2001 1
                                                  Shares            Amount              Shares            Amount
-----------------------------------------------------------------------------------------------------------------
 Class A

 Sold                                            545,912        $1,705,805             317,853        $1,545,075
 Redeemed                                       (180,980)         (528,008)            (53,515)         (243,250)
                                                -----------------------------------------------------------------
 Net increase                                    364,932        $1,177,797             264,338        $1,301,825
                                                =================================================================

-----------------------------------------------------------------------------------------------------------------
 Class B
 Sold                                            340,922        $1,107,732             185,529        $  898,904
 Redeemed                                       (194,498)         (566,668)            (15,413)          (57,649)
                                                -----------------------------------------------------------------
 Net increase                                    146,424        $  541,064             170,116        $  841,255
                                                =================================================================

-----------------------------------------------------------------------------------------------------------------
 Class C
 Sold                                            287,759        $  836,915              94,725        $  436,597
 Redeemed                                        (99,749)         (294,424)            (18,356)          (72,683)
                                                -----------------------------------------------------------------
 Net increase                                    188,010        $  542,491              76,369        $  363,914
                                                =================================================================

-----------------------------------------------------------------------------------------------------------------
 Class N
 Sold                                             33,236        $  109,548                 180        $    1,223
 Redeemed                                         (4,905)          (14,468)                 --                --
                                                -----------------------------------------------------------------
 Net increase                                     28,331        $   95,080                 180        $    1,223
                                                =================================================================

-----------------------------------------------------------------------------------------------------------------
 Class Y
 Sold                                                 --        $       --                  --        $       --
 Redeemed                                             --                --                  --                --
                                                -----------------------------------------------------------------
 Net increase (decrease)                              --        $       --                  --        $       --
                                                =================================================================

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001, for Class A, B, C and Y shares and for the period from March 1, 2001
(inception of offering) to November 30, 2001, for Class N shares.

       13 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 3. Increases and Decreases of Investments in the Trust Increases and decreases in the Fund's investment in the Trust for the year ended November 30, 2002, were $2,985,810 and $667,386, respectively.

================================================================================
 4. Fees and Other Transactions With Affiliates
 Administration Fees. Administration fees paid to the Manager were in accordance with the administration agreement with the Fund which provides for a fee of
 0.50% of the average annual net assets of the Fund. During the year ended
 November 30, 2002, the Fund paid $13,841 to the Manager for administrative services.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund. The
 Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
 The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% for all classes. Effective November 1, 2002,
 Class Y shares were changed from 0.25% to 0.35%. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
 Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
 Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                          Aggregate          Class A       Concessions       Concessions      Concessions       Concessions
                          Front-End        Front-End        on Class A        on Class B       on Class C        on Class N
                      Sales Charges    Sales Charges            Shares            Shares           Shares            Shares
                         on Class A      Retained by       Advanced by       Advanced by      Advanced by       Advanced by
 Year Ended                  Shares      Distributor     Distributor 1     Distributor 1    Distributor 1     Distributor 1
----------------------------------------------------------------------------------------------------------------------------

 November 30, 2002           $7,624           $4,188               $93            $9,049           $5,678            $1,055

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                             Class A                   Class B                   Class C                    Class N
                                 Contingent Deferred       Contingent Deferred       Contingent Deferred        Contingent Deferred
                                       Sales Charges             Sales Charges             Sales Charges              Sales Charges
                                         Retained by               Retained by               Retained by                Retained by
 Year Ended                              Distributor               Distributor               Distributor                Distributor
------------------------------------------------------------------------------------------------------------------------------------

 November 30, 2002                              $--                   $2,930                      $118                         $3

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class
 A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. For the year ended November 30, 2002, payments under the Class A Plan totaled $3,383, all of which were paid by the
 Distributor to recipients, and included $282 paid to an affiliate of the
 Manager. Any unreimbursed expenses the Distributor incurs with respect to Class
 A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The
 Fund has adopted Distribution and Service Plans for Class B, Class C and Class
 N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the
 Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

       14 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

 Distribution fees paid to the Distributor for the year ended November 30, 2002, were as follows:

                                                                                                           Distributor's Aggregate
                                                                                 Distributor's Aggregate              Unreimbursed
                                      Total Payments           Amount Retained     Unreimbursed Expenses          Expenses as % of
                                          Under Plan            by Distributor                Under Plan       Net Assets of Class
------------------------------------------------------------------------------------------------------------------------------------

 Class B Plan                                 $8,635                    $6,884                   $60,326                      7.65%
 Class C Plan                                  4,529                     3,156                    81,033                     12.31
 Class N Plan                                    257                       230                    48,561                     67.66

================================================================================
 5. Borrowing and Lending Arrangements
 Bank Borrowings. Until November 12, 2002, the Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
--------------------------------------------------------------------------------
 Interfund Borrowing and Lending Arrangements. Effective November 12, 2002, the
 following interfund borrowing and lending arrangements went into effect.
 Consistent with its fundamental policies and pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex. Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments. Implementation of interfund lending will be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order. There is a risk that a borrowing fund could have a loan called on one day's notice. In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund. When the Fund lends assets to another affiliated fund, the Fund is subject to the risk that the borrowing fund fails to repay the loan.
    The Fund had no borrowings and/or lending arrangements outstanding during the year ended or at November 30, 2002.

Financial
Statements
for the
Master Focus
Twenty Trust

November 30, 2002

SCHEDULE OF INVESTMENTS                                                                           Master Focus Twenty Trust

                       Shares                                                                                    Percent of
Industry*               Held                         Common Stocks                                     Value     Net Assets

United States

Automobiles            188,300  Harley-Davidson, Inc.                                              $     9,140,082     4.6%

Biotechnology          166,100  ++Genentech, Inc.                                                        5,481,300      2.8

Commercial             144,300  ++Career Education Corporation                                           5,614,713      2.8
Services &             176,900  ++CheckFree Corp.                                                        3,465,471      1.8
Supplies               197,100  ++Corinthian Colleges, Inc.                                              7,686,900      3.9
                       294,600  Manpower Inc.                                                           10,979,742      5.5
                                                                                                   ---------------   ------
                                                                                                        27,746,826     14.0

Communications         961,000  ++Cisco Systems, Inc.                                                   14,338,120      7.2
Equipment

Computers &            364,600  Hewlett-Packard Company                                                  7,102,408      3.6
Peripherals

Diversified            391,000  ++Nasdaq-100 Shares (a)                                                 10,799,420      5.4
Financials

Health Care            178,900  Medtronic, Inc.                                                          8,363,575      4.2
Equipment &            111,300  ++Zimmer Holdings, Inc.                                                  4,189,332      2.1
Supplies                                                                                           ---------------   ------
                                                                                                        12,552,907      6.3

Health Care             98,200  ++Accredo Health, Incorporated                                           5,229,150      2.7
Providers &            189,100  HCA Inc.                                                                 7,598,038      3.8
Services                77,600  ++LifePoint Hospitals, Inc.                                              2,444,400      1.2
                        72,900  ++Quest Diagnostics Incorporated                                         4,067,091      2.1
                                                                                                   ---------------   ------
                                                                                                        19,338,679      9.8

Media                  317,100  ++Clear Channel Communications, Inc.                                    13,781,166      6.9
                             1  ++Comcast Corporation (Class A)                                                  5      0.0
                       155,400  ++Fox Entertainment Group, Inc. (Class A)                                4,142,964      2.1
                       247,300  ++Viacom, Inc. (Class B)                                                11,625,573      5.9
                                                                                                   ---------------   ------
                                                                                                        29,549,708     14.9

Oil & Gas              133,700  Devon Energy Corporation                                                 6,122,123      3.1

Pharmaceuticals        105,950  ++Forest Laboratories, Inc.                                             11,371,613      5.7
                       302,500  Pfizer Inc.                                                              9,540,850      4.8
                                                                                                   ---------------   ------
                                                                                                        20,912,463     10.5

Software               361,400  ++BEA Systems, Inc.                                                      3,993,470      2.0
                        59,000  ++Electronic Arts Inc.                                                   4,001,970      2.0
                       336,100  ++Microsoft Corporation                                                 19,433,302      9.8
                                                                                                   ---------------   ------
                                                                                                        27,428,742     13.8

Specialty Retail       114,400  ++Bed Bath & Beyond Inc.                                                 3,984,552      2.0

Wireless               523,500  ++AT&T Wireless Services Inc.                                            3,952,425      2.0
Telecommunication
Services

                                Total Investments in Common Stocks
                                (Cost--$182,376,213)                                                   198,449,755    100.0

Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002

SCHEDULE OF INVESTMENTS (concluded)                                                               Master Focus Twenty Trust

                       Shares                                                                                    Percent of
                        Held                     Short-Term Securities                                 Value     Net Assets

United States (concluded)

Common Stock         3,981,307  Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (b)        $     3,981,307     2.0%

                                Total Investments in Short-Term Securities
                                (Cost--$3,981,307)                                                       3,981,307      2.0

                                Total Investments (Cost--$186,357,520)                                 202,431,062    102.0
                                Liabilities in Excess of Other Assets                                  (4,025,250)    (2.0)
                                                                                                   ---------------   ------
                                Net Assets                                                         $   198,405,812   100.0%
                                                                                                   ===============   ======

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-
classifications for reporting ease.
++Non-income producing security.
(a)Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component. (b)Investments in companies considered to be an affiliate of the
Trust (such companies are defined as "Affiliated Companies" in Section 2 (a)(3)
of the Investment Company Act of 1940) are as follows:

                                    Net Share       Net      Dividend
Affiliate                            Activity       Cost      Income
Merrill Lynch Liquidity Series,
LLC Cash Sweep Series I             3,981,307    $3,981,307   $1,744

See Notes to Financial Statements.

Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002

FINANCIAL INFORMATION

Statement of Assets and Liabilities                                                               Master Focus Twenty Trust

                  As of November 30, 2002

Assets:           Investments, at value (including securities loaned of $41,284,767)
                  (identified cost--$186,357,520)                                                           $   202,431,062
                  Investments held as collateral for loaned securities, at value                                 42,715,852
                  Receivables:
                     Securities sold                                                      $     2,787,677
                     Contributions                                                                178,746
                     Dividends                                                                     75,294
                     Loaned securities income                                                       6,097         3,047,814
                                                                                          ---------------
                  Prepaid expenses and other assets                                                                   2,608
                                                                                                            ---------------
                  Total assets                                                                                  248,197,336
                                                                                                            ---------------

Liabilities:      Collateral on securities loaned, at value                                                      42,715,852
                  Payables:
                     Securities purchased                                                       6,021,454
                     Withdrawals                                                                  887,305
                     Investment adviser                                                            90,641         6,999,400
                                                                                          ---------------
                  Accrued expenses                                                                                   76,272
                                                                                                            ---------------
                  Total liabilities                                                                              49,791,524
                                                                                                            ---------------

Net Assets:       Net assets                                                                                $   198,405,812
                                                                                                            ===============

Net Assets        Investors' capital                                                                        $   182,332,270
Consist of:       Unrealized appreciation on investments                                                         16,073,542
                                                                                                            ---------------
                  Net assets                                                                                $   198,405,812
                                                                                                            ===============

See Notes to Financial Statements.

Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002

FINANCIAL INFORMATION (continued)

Statement of Operations                                                                           Master Focus Twenty Trust

                      For the Year Ended November 30, 2002

Investment        Dividends                                                                                 $       404,473
Income:           Interest                                                                                          228,473
                  Securities lending--net                                                                           113,888
                                                                                                            ---------------
                  Total income                                                                                      746,834
                                                                                                            ---------------

Expenses:         Investment advisory fees                                                $     1,718,971
                  Accounting services                                                             174,143
                  Professional fees                                                               121,702
                  Custodian fees                                                                   58,672
                  Trustees' fees and expenses                                                      39,670
                  Offering costs                                                                    9,903
                  Pricing fees                                                                        921
                  Other                                                                            15,956
                                                                                          ---------------
                  Total expenses                                                                                  2,139,938
                                                                                                            ---------------
                  Investment loss--net                                                                          (1,393,104)
                                                                                                            ---------------

Realized &        Realized loss on investments--net                                                           (154,513,735)
Unrealized        Change in unrealized appreciation/depreciation on investments--net                             21,047,177
Gain (Loss) on                                                                                              ---------------
Investments--Net: Total realized and unrealized loss on investments--net                                      (133,466,558)
                                                                                                            ---------------
                  Net Decrease in Net Assets Resulting from Operations                                      $ (134,859,662)
                                                                                                            ===============

See Notes to Financial Statements.

Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002

FINANCIAL INFORMATION (concluded)

Statements of Changes in Net Assets                                                               Master Focus Twenty Trust

                                                                                                      For the
                                                                                                     Year Ended
                                                                                                    November 30,
Increase (Decrease) in Net Assets:                                                             2002               2001

Operations:       Investment loss--net                                                    $   (1,393,104)   $   (1,870,504)
                  Realized loss on investments--net                                         (154,513,735)   (1,204,513,199)
                  Change in unrealized appreciation/depreciation on investments--net           21,047,177       331,418,796
                                                                                          ---------------   ---------------
                  Net decrease in net assets resulting from operations                      (134,859,662)     (874,964,907)
                                                                                          ---------------   ---------------

Capital           Proceeds from contributions                                                   5,360,875       404,613,481
Transactions:     Fair value of withdrawals                                                 (102,048,536)     (288,410,915)
                                                                                          ---------------   ---------------
                  Net increase (decrease) in net assets derived from
                  capital transactions                                                       (96,687,661)       116,202,566
                                                                                          ---------------   ---------------
Net Assets:       Total decrease in net assets                                              (231,547,323)     (758,762,341)
                  Beginning of year                                                           429,953,135     1,188,715,476
                                                                                          ---------------   ---------------
                  End of year                                                             $   198,405,812   $   429,953,135
                                                                                          ===============   ===============

See Notes to Financial Statements.

Financial Highlights                                                                              Master Focus Twenty Trust

                                                                                       For the               For the Period
                                                                                      Year Ended           March 20, 2000++
The following ratios have been derived from information                              November 30,           to November 30,
provided in the financial statements.                                             2002             2001            2000

Total Investment                                                                  (34.70%)              --               --
Return:**                                                                    =============   =============    =============

Ratios to         Expenses                                                            .75%            .68%            .90%*
Average                                                                      =============   =============    =============
Net Assets:       Investment loss--net                                              (.49%)          (.25%)          (.33%)*
                                                                             =============   =============    =============

Supplemental      Net assets, end of period (in thousands)                   $     198,406   $     429,953    $   1,188,715
Data:                                                                        =============   =============    =============
                  Portfolio turnover                                               275.69%         137.66%           62.85%
                                                                             =============   =============    =============

*Annualized.
**Total return is required to be disclosed for fiscal years beginning after
December 15, 2000. ++Commencement of operations.

See Notes to Financial Statements.

Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002

NOTES TO FINANCIAL STATEMENTS

Master Focus Twenty Trust

1. Significant Accounting Policies:
Master Focus Twenty Trust (the "Trust") is registered under the Investment
Company Act of 1940 and is organized as a Delaware business trust. The
Declaration of Trust permits the Trustees to issue nontransferable interest in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the
United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over- the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market.
Securities that are traded both in the over-the- counter market and on a stock exchange are valued according to the broadest and most representative market.
Options written or purchased are valued at the last sale price in the case of exchange- traded options. In the case of options traded in the over-the- counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of
Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment techniques to increase or decrease the level of risk to which the
Trust is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.
Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.
Such receipts or payments are known as variation margin and are recorded by the
Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust is authorized to purchase and write call and put options.
When the Trust writes an option, an amount equal to the premium received by the
Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

Master Focus Twenty Trust

* Foreign currency options and futures--The Trust may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the
Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust.
Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates.
Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date.
Interest income is recognized on the accrual basis.

(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least
100% of the current market value of the loaned securities. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates: The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P.
("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."),
which is the limited partner.

FAM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .60% of the average daily value of the Trust's net assets.

The Trust has received an exemptive order from the Securities and Exchange
Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of November 30, 2002, the Trust lent securities with a value of
$11,013,528 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of November 30, 2002, cash collateral of $19,222,135 was invested in the Money Market Series of the Merrill Lynch
Liquidity Series, LLC and $23,493,717 was invested in the Merrill Lynch Premier
Institutional Fund. For the year ended November 30, 2002, QA Advisors received
$44,826 in securities lending agent fees.

Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002

In addition, MLPF&S received $161,190 in commissions on the execution of portfolio security transactions for the Trust for the year ended November 30,
2002.

For the year ended November 30, 2002, the Trust reimbursed FAM $23,452 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of
FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2002 were $757,219,940 and $822,668,782, respectively.

Net realized gains (losses) for the year ended November 30, 2002 and net unrealized gains as of November 30, 2002 were as follows:

                                     Realized          Unrealized
                                  Gains (Losses)         Gains

Long-term investments            $ (154,141,729)     $   16,073,542
Short-term investments                     (218)                 --
Options purchased                      (506,361)                 --
Options written                          134,573                 --
                                 ---------------     --------------
Total investments                $ (154,513,735)     $   16,073,542
                                 ===============     ==============

As of November 30, 2002, net unrealized apprecia-tion for Federal income tax purposes aggregated $8,409,259, of which $14,877,950 related to appreciated securities and $6,468,691 related to depreciated securities. At November 30,
2002, the aggregate cost of investments for Federal income tax purposes was
$194,021,803.

Transactions in call options written for the year ended November 30, 2002 were as follows:

                                       Nominal
                                        Value           Premiums
                                       Covered          Received

Outstanding call options
written, beginning of year               798,500     $    1,057,029
Options written                          814,000          1,535,300
Options closed                       (1,612,500)        (2,592,329)
                                 ---------------     --------------
Outstanding call options
written, end of year                          --     $           --
                                 ===============     ==============

Transactions in put options written for the year ended November 30, 2002 were as follows:

                                       Nominal
                                        Value           Premiums
                                       Covered          Received

Outstanding put options
written, beginning of year               111,000     $      134,065
Options written                          172,000            326,957
Options closed                         (283,000)          (461,022)
                                 ---------------     --------------
Outstanding put options
written, end of year                          --     $           --
                                 ===============     ==============

4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders.
Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to
$500,000,000. The Trust may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the credit agreement during the year ended November 30, 2002.

Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002

INDEPENDENT AUDITORS' REPORT

To The Board of Trustees and Investors,
Master Focus Twenty Trust:

We have audited the accompanying statement of assets and liabilities of Master
Focus Twenty Trust, including the schedule of investments as of November 30,
2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the
Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Focus Twenty
Trust as of November 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of
America.

/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
Princeton, New Jersey
January 21, 2003

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER SELECT MANAGERS QM
ACTIVE BALANCED FUND:
We have audited the accompanying statement of assets and liabilities of
Oppenheimer Select Managers QM Active Balanced Fund, which is a series of
Oppenheimer Select Managers, including the statement of investments, as of
November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Select Managers QM Active Balanced Fund as of November 30, 2002, the
results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP

Denver, Colorado
December 20, 2002

STATEMENT OF INVESTMENTS  November 30, 2002
--------------------------------------------------------------------------------

                                                                    Market Value
                                                             Shares   See Note 1
--------------------------------------------------------------------------------
Common Stocks--67.2%
--------------------------------------------------------------------------------
Consumer Discretionary--9.7%
--------------------------------------------------------------------------------
Auto Components--0.4%
American Axle & Manufacturing  Holdings, Inc. 1                400      $ 9,592
--------------------------------------------------------------------------------
Cooper Tire & Rubber Co.                                       300        4,770
--------------------------------------------------------------------------------
Lear Corp. 1                                                   200        7,338
--------------------------------------------------------------------------------
Stoneridge, Inc. 1                                             100          983
                                                                        --------
                                                                          22,683

--------------------------------------------------------------------------------
Automobiles--0.5%
General Motors Corp.                                           600       23,820
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                                          100        4,854
                                                                        --------
                                                                          28,674

--------------------------------------------------------------------------------
Distributors--0.0%
Handleman Co. 1                                                200        2,250
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--1.0%
Harrah's Entertainment, Inc. 1                                 500       20,000
--------------------------------------------------------------------------------
Jack in the Box, Inc. 1                                        200        4,024
--------------------------------------------------------------------------------
Marriott International, Inc., Cl. A                            300       10,725
--------------------------------------------------------------------------------
McDonald's Corp.                                               800       14,800
--------------------------------------------------------------------------------
Papa John's International, Inc. 1                              100        2,714
--------------------------------------------------------------------------------
Park Place Entertainment Corp. 1                               800        6,624
--------------------------------------------------------------------------------
Ryan's Family Steak Houses, Inc. 1                             400        4,348
--------------------------------------------------------------------------------
Yum! Brands, Inc. 1                                            100        2,391
                                                                        --------
                                                                          65,626

--------------------------------------------------------------------------------
Household Durables--0.4%
Lancaster Colony Corp.                                         100        3,619
--------------------------------------------------------------------------------
Lennar Corp.                                                   100        5,302
--------------------------------------------------------------------------------
Maytag Corp.                                                   500       15,455
                                                                        --------
                                                                          24,376

--------------------------------------------------------------------------------
Internet & Catalog Retail--0.5%
Amazon.com, Inc. 1                                             600       14,010
--------------------------------------------------------------------------------
USA Interactive, Inc. 1                                        600       16,680
                                                                        --------
                                                                          30,690

--------------------------------------------------------------------------------
Leisure Equipment & Products--0.3%
Eastman Kodak Co.                                              200        7,384
--------------------------------------------------------------------------------
SCP Pool Corp. 1                                               300        9,453
                                                                        --------
                                                                          16,837

--------------------------------------------------------------------------------
Media--2.5%
AOL Time Warner, Inc. 1                                      1,200       19,644
--------------------------------------------------------------------------------
Clear Channel Communications, Inc. 1                           400       17,384
--------------------------------------------------------------------------------
Comcast Corp., Cl. A 1                                         226        5,297
--------------------------------------------------------------------------------
Comcast Corp., Cl. A Special, Non-Vtg. 1                       200        4,560

                                                                    Market Value
                                                             Shares   See Note 1
--------------------------------------------------------------------------------
Media Continued
Disney (Walt) Co.                                              700     $ 13,874
--------------------------------------------------------------------------------
E.W. Scripps Co. (The), Cl. A                                  100        7,928
--------------------------------------------------------------------------------
Gannett Co., Inc.                                              300       21,375
--------------------------------------------------------------------------------
Liberty Media Corp., Cl. A 1                                   700        7,392
--------------------------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)                                   100        5,929
--------------------------------------------------------------------------------
Pulitzer, Inc.                                                 100        4,396
--------------------------------------------------------------------------------
Tribune Co.                                                    200        9,160
--------------------------------------------------------------------------------
Viacom, Inc., Cl. B 1                                          800       37,608
                                                                       ---------
                                                                         154,547

--------------------------------------------------------------------------------
Multiline Retail--1.4%
Federated Department Stores, Inc. 1                            700       22,876
--------------------------------------------------------------------------------
May Department Stores Co.                                      200        4,892
--------------------------------------------------------------------------------
Sears Roebuck & Co.                                            500       13,850
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                          800       43,328
                                                                       ---------
                                                                          84,946

--------------------------------------------------------------------------------
Specialty Retail--2.2%
Abercrombie & Fitch Co., Cl. A 1                               500       12,435
--------------------------------------------------------------------------------
AnnTaylor Stores Corp. 1                                       200        4,750
--------------------------------------------------------------------------------
AutoNation, Inc. 1                                           1,200       14,808
--------------------------------------------------------------------------------
AutoZone, Inc. 1                                               100        8,170
--------------------------------------------------------------------------------
Home Depot, Inc.                                             1,100       29,062
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                                              800       33,200
--------------------------------------------------------------------------------
Payless ShoeSource, Inc. 1                                     100        5,669
--------------------------------------------------------------------------------
PetsMart, Inc. 1                                               700       12,915
--------------------------------------------------------------------------------
Sherwin-Williams Co.                                           300        8,649
--------------------------------------------------------------------------------
TJX Cos., Inc. (The)                                           200        3,914
--------------------------------------------------------------------------------
Too, Inc. 1                                                    100        2,935
--------------------------------------------------------------------------------
United Auto Group, Inc. 1                                      100        1,351
                                                                       ---------
                                                                         137,858

--------------------------------------------------------------------------------
Textiles & Apparel--0.5%
Jones Apparel Group, Inc. 1                                    400       14,720
--------------------------------------------------------------------------------
Nike, Inc., Cl. B                                              100        4,478
--------------------------------------------------------------------------------
Phillips-Van Heusen Corp.                                      500        6,575
--------------------------------------------------------------------------------
Timberland Co., Cl. A 1                                        200        7,304
                                                                       ---------
                                                                          33,077

--------------------------------------------------------------------------------
Consumer Staples--5.9%
--------------------------------------------------------------------------------
Beverages--1.6%
Anheuser-Busch Cos., Inc.                                      800       39,296
--------------------------------------------------------------------------------
Coca-Cola Co. (The)                                            500       22,820
--------------------------------------------------------------------------------
Pepsi Bottling Group, Inc. (The)                               300        8,616
--------------------------------------------------------------------------------
PepsiAmericas, Inc.                                            200        3,046
--------------------------------------------------------------------------------
PepsiCo, Inc.                                                  600       25,488
                                                                       ---------
                                                                          99,266

            6 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

                                                                    Market Value
                                                            Shares    See Note 1
--------------------------------------------------------------------------------
Food & Drug Retailing--0.8%
Albertson's, Inc.                                              400     $  9,336
--------------------------------------------------------------------------------
Kroger Co. (The) 1                                           1,100       17,303
--------------------------------------------------------------------------------
Safeway, Inc. 1                                                600       14,268
--------------------------------------------------------------------------------
Winn-Dixie Stores, Inc.                                        400        5,968
                                                                       ---------
                                                                          46,875

--------------------------------------------------------------------------------
Food Products--0.9%
ConAgra Foods, Inc.                                            100        2,437
--------------------------------------------------------------------------------
International Multifoods Corp. 1                               300        5,994
--------------------------------------------------------------------------------
Interstate Bakeries Corp.                                      200        4,610
--------------------------------------------------------------------------------
Kraft Foods, Inc., Cl. A                                       200        7,512
--------------------------------------------------------------------------------
Sara Lee Corp.                                                 500       11,665
--------------------------------------------------------------------------------
Tyson Foods, Inc., Cl. A                                       700        8,260
--------------------------------------------------------------------------------
Unilever NV, NY Shares                                         300       17,445
                                                                       ---------
                                                                          57,923

--------------------------------------------------------------------------------
Household Products--1.7%
Clorox Co. (The)                                               600       26,304
--------------------------------------------------------------------------------
Colgate-Palmolive Co.                                          100        5,139
--------------------------------------------------------------------------------
Dial Corp. (The)                                               400        8,328
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                                           500       25,160
--------------------------------------------------------------------------------
Procter & Gamble Corp. (The)                                   500       42,000
                                                                       ---------
                                                                         106,931

--------------------------------------------------------------------------------
Personal Products--0.4%
Avon Products, Inc.                                            100        5,135
--------------------------------------------------------------------------------
Gillette Co.                                                   600       18,192
                                                                       ---------
                                                                          23,327

--------------------------------------------------------------------------------
Tobacco--0.5%
Philip Morris Cos., Inc.                                       800       30,176
--------------------------------------------------------------------------------
Energy--3.3%
--------------------------------------------------------------------------------
Oil & Gas--3.3%
Anadarko Petroleum Corp.                                       500       23,600
--------------------------------------------------------------------------------
Ashland, Inc.                                                  100        2,917
--------------------------------------------------------------------------------
ChevronTexaco Corp.                                            431       28,890
--------------------------------------------------------------------------------
ConocoPhillips                                                 400       19,124
--------------------------------------------------------------------------------
Devon Energy Corp.                                             100        4,579
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                            2,800       97,440
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                                     700       19,495
--------------------------------------------------------------------------------
Patina Oil & Gas Corp.                                         375       11,280
                                                                       ---------
                                                                         207,325

--------------------------------------------------------------------------------
Financials--14.2%
--------------------------------------------------------------------------------
Banks--6.2%
AmSouth Bancorp                                                300        5,721
--------------------------------------------------------------------------------
Associated Banc-Corp                                           110        3,688

                                                                    Market Value
                                                           Shares     See Note 1
--------------------------------------------------------------------------------
 Banks Continued
 Astoria Financial Corp.                                  500          $ 13,140
--------------------------------------------------------------------------------
 Bank of America Corp.                                    800            56,064
--------------------------------------------------------------------------------
 Bank One Corp.                                           300            11,847
--------------------------------------------------------------------------------
 Banknorth Group, Inc.                                    400             8,812
--------------------------------------------------------------------------------
 Charter One Financial, Inc.                              800            24,080
--------------------------------------------------------------------------------
 Comerica, Inc.                                           200             9,466
--------------------------------------------------------------------------------
 Commercial Federal Corp.                                 200             4,490
--------------------------------------------------------------------------------
 FleetBoston Financial Corp.                              700            18,991
--------------------------------------------------------------------------------
 Flushing Financial Corp.                                 200             3,446
--------------------------------------------------------------------------------
 Golden West Financial Corp.                              300            20,760
--------------------------------------------------------------------------------
 Greater Bay Bancorp                                      600            10,776
--------------------------------------------------------------------------------
 Greenpoint Financial Corp.                               200             8,540
--------------------------------------------------------------------------------
 Independence Community Bank Corp.                        100             2,571
--------------------------------------------------------------------------------
 KeyCorp                                                  300             7,827
--------------------------------------------------------------------------------
 National City Corp.                                      900            25,020
--------------------------------------------------------------------------------
 New York Community Bancorp, Inc.                         200             5,576
--------------------------------------------------------------------------------
 PNC Financial Services Group                             200             8,440
--------------------------------------------------------------------------------
 Popular, Inc.                                            200             6,726
--------------------------------------------------------------------------------
 Sky Financial Group, Inc.                                100             1,910
--------------------------------------------------------------------------------
 Staten Island Bancorp, Inc.                              200             3,932
--------------------------------------------------------------------------------
 TCF Financial Corp.                                      100             4,265
--------------------------------------------------------------------------------
 Trustmark Corp.                                          100             2,297
--------------------------------------------------------------------------------
 U.S. Bancorp                                             606            13,272
--------------------------------------------------------------------------------
 Union Planters Corp.                                     300             8,850
--------------------------------------------------------------------------------
 Wachovia Corp.                                           600            21,090
--------------------------------------------------------------------------------
 Washington Mutual, Inc.                                  850            30,583
--------------------------------------------------------------------------------
 Webster Financial Corp.                                  100             3,260
--------------------------------------------------------------------------------
 Wells Fargo Co.                                          400            18,484
--------------------------------------------------------------------------------
 WSFS Financial Corp.                                     600            19,794
                                                                       --------
                                                                         383,718

--------------------------------------------------------------------------------
 Diversified Financials--4.6%
 Capital One Financial Corp.                              600            20,280
--------------------------------------------------------------------------------
 Citigroup, Inc.                                        2,200            85,536
--------------------------------------------------------------------------------
 Countrywide Financial Corp.                              400            19,720
--------------------------------------------------------------------------------
 Doral Financial Corp.                                    100             2,695
--------------------------------------------------------------------------------
 DVI, Inc. 1                                              400             3,536
--------------------------------------------------------------------------------
 Fannie Mae                                               600            37,830
--------------------------------------------------------------------------------
 Freddie Mac                                              500            28,820
--------------------------------------------------------------------------------
 Household International, Inc.                          1,000            28,700
--------------------------------------------------------------------------------
 J.P. Morgan Chase & Co.                                1,700            42,789
--------------------------------------------------------------------------------
 Principal Financial Group, Inc. (The)                    400            11,600
--------------------------------------------------------------------------------
 Walter Industries, Inc.                                  500             5,225
                                                                       --------
                                                                         286,731

                   7 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                    Market Value
                                                            Shares    See Note 1
--------------------------------------------------------------------------------
Insurance--2.9%
American Financial Group, Inc.                               400       $  9,500
--------------------------------------------------------------------------------
American International Group, Inc.                           615         40,067
--------------------------------------------------------------------------------
AmerUs Group Co.                                             500         16,025
--------------------------------------------------------------------------------
Fidelity National Financial, Inc.                            450         14,558
--------------------------------------------------------------------------------
John Hancock Financial Services, Inc.                        600         18,342
--------------------------------------------------------------------------------
Loews Corp.                                                  200          8,096
--------------------------------------------------------------------------------
MBIA, Inc.                                                   100          4,548
--------------------------------------------------------------------------------
MetLife, Inc.                                                900         24,156
--------------------------------------------------------------------------------
MGIC Investment Corp.                                        100          4,667
--------------------------------------------------------------------------------
Stewart Information Services Corp. 1                         100          2,070
--------------------------------------------------------------------------------
Travelers Property Casualty  Corp., Cl. A 1                1,277         20,368
--------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. B 1                   559          8,944
--------------------------------------------------------------------------------
UnumProvident Corp.                                          400          6,820
                                                                        --------
                                                                         178,161

--------------------------------------------------------------------------------
Real Estate--0.5%
Boykin Lodging Co.                                           300          2,730
--------------------------------------------------------------------------------
CarrAmerica Realty Corp.                                     100          2,532
--------------------------------------------------------------------------------
Equity Inns, Inc.                                            100            576
--------------------------------------------------------------------------------
Equity Office Properties Trust                               200          5,142
--------------------------------------------------------------------------------
FBR Asset Investment Corp.                                   100          3,280
--------------------------------------------------------------------------------
Impac Mortgage Holdings, Inc.                                800          9,352
--------------------------------------------------------------------------------
LNR Property Corp.                                           100          3,640
--------------------------------------------------------------------------------
National Health Investors, Inc.                              200          3,388
                                                                        --------
                                                                          30,640

--------------------------------------------------------------------------------
Health Care--10.3%
--------------------------------------------------------------------------------
Biotechnology--1.6%
Amgen, Inc. 1                                                820         38,704
--------------------------------------------------------------------------------
Chiron Corp. 1                                               500         20,100
--------------------------------------------------------------------------------
Genentech, Inc. 1                                            800         26,400
--------------------------------------------------------------------------------
Wyeth                                                        300         11,529
                                                                        --------
                                                                          96,733

--------------------------------------------------------------------------------
Health Care Equipment & Supplies--1.6%
Bard (C.R.), Inc.                                            300         16,650
--------------------------------------------------------------------------------
Becton, Dickinson & Co.                                      600         17,802
--------------------------------------------------------------------------------
Guidant Corp. 1                                              400         11,972
--------------------------------------------------------------------------------
Hillenbrand Industries, Inc.                                 100          4,821
--------------------------------------------------------------------------------
Medtronic, Inc.                                              100          4,675
--------------------------------------------------------------------------------
Mentor Corp.                                                 200          8,650
--------------------------------------------------------------------------------
Possis Medical, Inc. 1                                       100          1,618
--------------------------------------------------------------------------------
St. Jude Medical, Inc. 1                                     200          6,964
--------------------------------------------------------------------------------
Steris Corp. 1                                               400          9,092
--------------------------------------------------------------------------------
Stryker Corp.                                                300         18,555
                                                                        --------
                                                                         100,799

                                                                   Market Value
                                                          Shares     See Note 1
 -------------------------------------------------------------------------------
 Health Care Providers & Services--1.6%
 AdvancePCS, Inc. 1                                         100        $  2,468
--------------------------------------------------------------------------------
 Anthem, Inc. 1                                             100           5,925
--------------------------------------------------------------------------------
 Cardinal Health, Inc.                                      300          18,462
--------------------------------------------------------------------------------
 Cigna Corp.                                                300          13,059
--------------------------------------------------------------------------------
 DaVita, Inc. 1                                             100           2,565
--------------------------------------------------------------------------------
 Express Scripts, Inc. 1                                    300          15,183
--------------------------------------------------------------------------------
 Five Star Quality Care, Inc. 1                              40              67
--------------------------------------------------------------------------------
 PacifiCare Health Systems, Inc. 1                          100           2,675
--------------------------------------------------------------------------------
 Tenet Healthcare Corp. 1                                   200           3,690
--------------------------------------------------------------------------------
 UnitedHealth Group, Inc.                                   300          24,435
--------------------------------------------------------------------------------
 US Oncology, Inc. 1                                        700           6,041
--------------------------------------------------------------------------------
 WebMD Corp. 1                                              900           7,704
                                                                        --------
                                                                         102,274

--------------------------------------------------------------------------------
 Pharmaceuticals--5.5%
 Abbott Laboratories                                        500          21,890
--------------------------------------------------------------------------------
 Allergan, Inc.                                             400          23,516
--------------------------------------------------------------------------------
 Bristol-Myers Squibb Co.                                   700          18,550
--------------------------------------------------------------------------------
 Forest Laboratories, Inc. 1                                100          10,733
--------------------------------------------------------------------------------
 Johnson & Johnson                                        1,496          85,302
--------------------------------------------------------------------------------
 Merck & Co., Inc.                                        1,000          59,410
--------------------------------------------------------------------------------
 Mylan Laboratories, Inc.                                   500          16,865
--------------------------------------------------------------------------------
 Pfizer, Inc.                                             3,100          97,774
--------------------------------------------------------------------------------
 Pharmacia Corp.                                            100           4,230
                                                                        --------
                                                                         338,270
--------------------------------------------------------------------------------
 Industrials--6.9%
--------------------------------------------------------------------------------
 Aerospace & Defense--1.0%
 Boeing Co.                                                 500          17,000
--------------------------------------------------------------------------------
 Goodrich Corp.                                             300           5,520
--------------------------------------------------------------------------------
 Honeywell International, Inc.                              300           7,761
--------------------------------------------------------------------------------
 Mercury Computer Systems, Inc. 1                           300           9,369
--------------------------------------------------------------------------------
 United Technologies Corp.                                  400          24,988
                                                                        --------
                                                                          64,638

--------------------------------------------------------------------------------
 Air Freight & Couriers--0.2%
 FedEx Corp.                                                200          10,514
--------------------------------------------------------------------------------
 Building Products--0.2%
 NCI Building Systems, Inc. 1                               500           9,600
--------------------------------------------------------------------------------
 Commercial Services & Supplies--1.8%
 Allied Waste Industries, Inc. 1                            600           6,408
--------------------------------------------------------------------------------
 Apollo Group, Inc., Cl. A 1                                300          12,375
--------------------------------------------------------------------------------
 Automatic Data Processing, Inc.                            200           8,694
--------------------------------------------------------------------------------
 Cendant Corp. 1                                          1,700          21,386
--------------------------------------------------------------------------------
 Deluxe Corp.                                               200           8,680
--------------------------------------------------------------------------------
 Education Management Corp. 1                               100           3,864
--------------------------------------------------------------------------------
 First Data Corp.                                           300          10,392

             8 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

                                                                   Market Value
                                                          Shares     See Note 1
--------------------------------------------------------------------------------
Commercial Services & Supplies Continued
H&R Block, Inc.                                             500        $ 19,165
--------------------------------------------------------------------------------
MemberWorks, Inc. 1                                         500           9,525
--------------------------------------------------------------------------------
Republic Services, Inc. 1                                   400           8,600
--------------------------------------------------------------------------------
Right Management Consultants, Inc. 1                        150           1,837
--------------------------------------------------------------------------------
Sabre Holdings Corp. 1                                      100           2,176
                                                                        --------
                                                                         113,102

--------------------------------------------------------------------------------
Construction & Engineering--0.2%
Shaw Group, Inc. (The) 1                                    600          10,380
--------------------------------------------------------------------------------
Electrical Equipment--0.7%
Acuity Brands, Inc.                                         400           5,432
--------------------------------------------------------------------------------
Emerson Electric Co.                                        100           5,215
--------------------------------------------------------------------------------
Energizer Holdings, Inc. 1                                  700          20,727
--------------------------------------------------------------------------------
Genlyte Group, Inc. (The) 1                                 200           6,600
--------------------------------------------------------------------------------
Paxar Corp. 1                                               300           4,239
                                                                        --------
                                                                          42,213

--------------------------------------------------------------------------------
Industrial Conglomerates--2.0%
3M Co.                                                      100          12,985
--------------------------------------------------------------------------------
General Electric Co.                                      3,200          86,720
--------------------------------------------------------------------------------
Tyco International Ltd.                                   1,400          24,976
                                                                        --------
                                                                         124,681

--------------------------------------------------------------------------------
Machinery--0.4%
Cascade Corp.                                               100           1,400
--------------------------------------------------------------------------------
Harsco Corp.                                                200           6,182
--------------------------------------------------------------------------------
ITT Industries, Inc.                                        100           6,028
--------------------------------------------------------------------------------
Pentair, Inc.                                               100           3,576
--------------------------------------------------------------------------------
Timken Co.                                                  200           3,970
--------------------------------------------------------------------------------
Trinity Industries, Inc.                                    100           1,953
                                                                        --------
                                                                          23,109

--------------------------------------------------------------------------------
Road & Rail--0.4%
Burlington Northern Santa Fe Corp.                          300           7,599
--------------------------------------------------------------------------------
CSX Corp.                                                   100           2,765
--------------------------------------------------------------------------------
Union Pacific Corp.                                         300          17,370
                                                                        --------
                                                                          27,734
--------------------------------------------------------------------------------
Information Technology--10.8%
--------------------------------------------------------------------------------
Communications Equipment--2.1%
Cisco Systems, Inc. 1                                     4,600          68,632
--------------------------------------------------------------------------------
Inter-Tel, Inc.                                             100           2,511
--------------------------------------------------------------------------------
McData Corp., Cl. A 1                                       500           4,360
--------------------------------------------------------------------------------
Motorola, Inc.                                              500           5,690
--------------------------------------------------------------------------------
NetScreen Technologies, Inc. 1                              500           8,625
--------------------------------------------------------------------------------
QUALCOMM, Inc. 1                                            900          37,098
                                                                        --------
                                                                         126,916

                                                                    Market Value
                                                          Shares      See Note 1
--------------------------------------------------------------------------------
Computers & Peripherals--2.7%
Dell Computer Corp. 1                                      1,600       $ 45,760
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                        1,479         28,811
--------------------------------------------------------------------------------
Intergraph Corp. 1                                           200          3,620
--------------------------------------------------------------------------------
International Business Machines Corp.                        700         60,970
--------------------------------------------------------------------------------
Iomega Corp. 1                                               500          4,275
--------------------------------------------------------------------------------
Lexmark International, Inc., Cl. A 1                         400         26,456
                                                                        --------
                                                                         169,892

--------------------------------------------------------------------------------
Electronic Equipment & Instruments--0.0%
Intermagnetics General Corp. 1                               100          2,171
--------------------------------------------------------------------------------
Internet Software & Services--0.2%
WebEx Communications, Inc. 1                                 500          9,730
--------------------------------------------------------------------------------
IT Consulting & Services--0.1%
Acxiom Corp. 1                                               500          7,675
--------------------------------------------------------------------------------
Semiconductor Equipment & Products--2.1%
Altera Corp. 1                                               300          4,359
--------------------------------------------------------------------------------
Intel Corp.                                                2,500         52,200
--------------------------------------------------------------------------------
LSI Logic Corp. 1                                            500          4,145
--------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                              300         12,615
--------------------------------------------------------------------------------
QLogic Corp. 1                                               600         26,064
--------------------------------------------------------------------------------
RF Micro Devices, Inc. 1                                     600          7,314
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                    1,200         24,132
                                                                        --------
                                                                         130,829

--------------------------------------------------------------------------------
Software--3.6%
Cerner Corp. 1                                               200          6,582
--------------------------------------------------------------------------------
Citrix Systems, Inc. 1                                       200          2,350
--------------------------------------------------------------------------------
Electronic Arts, Inc. 1                                      200         13,572
--------------------------------------------------------------------------------
Fair, Isaac & Co., Inc.                                      500         21,900
--------------------------------------------------------------------------------
Microsoft Corp. 1                                          2,000        115,360
--------------------------------------------------------------------------------
Oracle Corp. 1                                               900         10,935
--------------------------------------------------------------------------------
Reynolds & Reynolds Co., Cl. A                               400         10,668
--------------------------------------------------------------------------------
Sybase, Inc. 1                                               500          6,660
--------------------------------------------------------------------------------
Symantec Corp. 1                                             600         26,238
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1                        200          5,986
                                                                        --------
                                                                         220,251

--------------------------------------------------------------------------------
Materials--1.4%
--------------------------------------------------------------------------------
Chemicals--0.5%
Du Pont (E.I.) de Nemours & Co.                              300         13,386
--------------------------------------------------------------------------------
Engelhard Corp.                                              100          2,424
--------------------------------------------------------------------------------
Hercules, Inc. 1                                             900          8,478
--------------------------------------------------------------------------------
Monsanto Co.                                                  17            299
--------------------------------------------------------------------------------
PolyOne Corp.                                                500          3,900
--------------------------------------------------------------------------------
PPG Industries, Inc.                                         100          5,008
                                                                        --------
                                                                          33,495

             9 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                    Market Value
                                                             Shares   See Note 1
--------------------------------------------------------------------------------
 Construction Materials--0.1%
 Lafarge North America, Inc.                                  200      $  6,420
--------------------------------------------------------------------------------
 Containers & Packaging--0.2%
 Ball Corp.                                                   200         9,896
--------------------------------------------------------------------------------
 Owens-Illinois, Inc. 1                                       200         3,140
                                                                     -----------
                                                                          13,036

--------------------------------------------------------------------------------
 Metals & Mining--0.3%
 Steel Dynamics, Inc. 1                                       900        12,780
--------------------------------------------------------------------------------
 United States Steel Corp.                                    600         8,688
                                                                     -----------
                                                                          21,468

--------------------------------------------------------------------------------
 Paper & Forest Products--0.3%
 Georgia-Pacific Corp.                                        600        12,438
--------------------------------------------------------------------------------
 International Paper Co.                                      100         3,925
                                                                     -----------
                                                                          16,363
--------------------------------------------------------------------------------
 Telecommunication Services--3.2%
--------------------------------------------------------------------------------
 Diversified Telecommunication Services--2.5%
 Alltel Corp.                                                 100         5,508
--------------------------------------------------------------------------------
 BellSouth Corp.                                              900        25,020
--------------------------------------------------------------------------------
 CenturyTel, Inc.                                             200         6,176
--------------------------------------------------------------------------------
 SBC Communications, Inc.                                   1,500        42,750
--------------------------------------------------------------------------------
 Sprint Corp. (Fon Group)                                   2,000        29,160
--------------------------------------------------------------------------------
 Verizon Communications, Inc.                               1,100        46,068
                                                                     -----------
                                                                         154,682

--------------------------------------------------------------------------------
 Wireless Telecommunication Services--0.7%
 AT&T Corp.                                                   140         3,926
--------------------------------------------------------------------------------
 AT&T Wireless Services, Inc. 1                             2,486        18,769
--------------------------------------------------------------------------------
 Nextel Communications, Inc., Cl. A 1                       1,600        22,000
                                                                     -----------
                                                                          44,695

--------------------------------------------------------------------------------
 Utilities--1.5%
--------------------------------------------------------------------------------
 Electric Utilities--1.2%
 Alliant Energy Corp.                                         700        11,396
--------------------------------------------------------------------------------
 CenterPoint Energy, Inc.                                     500         3,825
--------------------------------------------------------------------------------
 Cleco Corp.                                                  100         1,358
--------------------------------------------------------------------------------
 Dominion Resources, Inc.                                     100         5,095
--------------------------------------------------------------------------------
 Duke Energy Corp.                                            400         7,896
--------------------------------------------------------------------------------
 Edison International 1                                     1,000        11,090
--------------------------------------------------------------------------------
 Exelon Corp.                                                 200        10,038
--------------------------------------------------------------------------------
 PG&E Corp. 1                                                 700         9,667
--------------------------------------------------------------------------------
 Public Service Enterprise Group, Inc.                        300         8,982
--------------------------------------------------------------------------------
 TXU Corp.                                                    200         3,084
                                                                     -----------
                                                                          72,431

                                                                    Market Value
                                                       Shares         See Note 1
--------------------------------------------------------------------------------
 Gas Utilities--0.3%
 Nicor, Inc.                                                  200    $    6,302
--------------------------------------------------------------------------------
 NiSource, Inc.                                               200         3,898
--------------------------------------------------------------------------------
 Sempra Energy                                                400         9,268
                                                                     -----------
                                                                          19,468
                                                                     -----------
 Total Common Stocks (Cost $4,476,250)                                4,166,206
                                                                           Units
--------------------------------------------------------------------------------
 Rights, Warrants and Certificates--0.0%

 Liberty Media Corp., Cl. A Rts.,
 Exp. 12/2/02 1 (Cost $0)                                      28           129

                                                        Principal
                                                                          Amount
--------------------------------------------------------------------------------
 U.s. Government Obligations--22.9%
 U.S. Treasury Bonds, 6.50%, 11/15/26                 $    50,000        58,600
--------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 3.50%, 11/15/06                                          175,000       178,534
 5%, 2/15/11                                               50,000        53,227
 5.25%, 5/15/04                                           185,000       194,337
 5.75%, 11/15/05                                          855,000       933,153
                                                                     -----------
 Total U.S. Government Obligations (Cost $1,360,970)                  1,417,851

--------------------------------------------------------------------------------
 Short-Term Notes--1.2%
 U.S. Treasury Bills, 1.66%, 12/19/02 2
 (Cost $74,938)                                            75,000        74,938

--------------------------------------------------------------------------------
 Joint Repurchase Agreements--8.7%
 Undivided interest of 0.12% in joint repurchase agreement
 (Market Value $453,323,000) with Banc One Capital Markets, Inc.,
 1.29%, dated 11/29/02, to be repurchased at $538,058 on 12/2/02, collateralized by U.S. Treasury Nts., 1.875%--7%, 3/31/03--8/15/11,
 with a value of $408,234,710 and U.S. Treasury Bonds, 6.25%
 --10.625%, 8/15/15--8/15/23, with a value of $55,304,803
 (Cost $538,000)                                          538,000       538,000

--------------------------------------------------------------------------------
 Total Investments, at Value
 (Cost $6,450,158)                                          100.0%    6,197,124
--------------------------------------------------------------------------------
 Other Assets Net of Liabilities                              0.0           233
                                                      --------------------------
 Net Assets                                                 100.0%   $6,197,357
                                                      ==========================

Footnotes to Statement of Investments
1. Non-income producing security.
2. Securities with an aggregate market value of $74,938 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

            10 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES  November 30, 2002
--------------------------------------------------------------------------------

Assets
Investments, at value (cost $6,450,158)--see accompanying statement           $6,197,124
-----------------------------------------------------------------------------------------
Receivables and other assets:
Daily variation on futures contracts                                              14,728
Interest and dividends                                                            10,604
Shares of beneficial interest sold                                                 1,633
Other                                                                              1,024
                                                                              -----------
Total assets                                                                   6,225,113

-----------------------------------------------------------------------------------------
Liabilities
Bank overdraft                                                                    13,006
-----------------------------------------------------------------------------------------
Payables and other liabilities:
Legal, auditing and other professional fees                                        7,424
Shareholder reports                                                                5,305
Transfer and shareholder servicing agent fees                                        451
Distribution and service plan fees                                                   388
Trustees' compensation                                                               323
Other                                                                                859
                                                                              -----------
Total liabilities                                                                 27,756

-----------------------------------------------------------------------------------------
Net Assets                                                                    $6,197,357
                                                                              ===========

-----------------------------------------------------------------------------------------
Composition of Net Assets
Paid-in Capital                                                               $7,015,039
-----------------------------------------------------------------------------------------
Undistributed net investment income                                               47,740
-----------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                        (651,350)
-----------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                      (214,072)
                                                                              -----------
Net Assets                                                                    $6,197,357
                                                                              ===========

            11 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$4,898,145 and  572,702 shares of beneficial interest outstanding)
Maximum offering price per share (net asset value plus sales charge of             $8.55
5.75% of offering price)                                                           $9.07
-----------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $455,259 and 53,951 shares of beneficial interest outstanding) $8.44
-----------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $521,465 and 61,789 shares of beneficial interest outstanding) $8.44
-----------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $321,631 and 37,765 shares of beneficial interest outstanding) $8.52
-----------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $857 and  100 shares of beneficial interest outstanding)             $8.57

See accompanying Notes to Financial Statements.

            12 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

STATEMENT OF OPERATIONS  FOR THE YEAR ENDED NOVEMBER 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

Investment Income
Interest                                                                                                       $  89,161
--------------------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $96)                                                               53,691
                                                                                                               -----------
Total investment income                                                                                          142,852

--------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                                   53,310
--------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                                              281
Class B                                                                                                            2,536
Class C                                                                                                            4,667
Class N                                                                                                              731
--------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                                            3,288
Class B                                                                                                              827
Class C                                                                                                            1,100
Class N                                                                                                              423
Class Y                                                                                                              866
--------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                               14,249
--------------------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                                        6,878
--------------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                             3,963
--------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                           23
--------------------------------------------------------------------------------------------------------------------------
Other                                                                                                              1,674
                                                                                                               -----------
Total expenses                                                                                                    94,816
Less voluntary reimbursement of expenses                                                                          (5,116)
Less voluntary waiver of transfer and shareholder servicing agent fees--Classes A, B, C and N                       (545)
Less voluntary waiver of transfer and shareholder servicing agent fees--Class Y                                     (863)
                                                                                                               -----------
Net expenses                                                                                                      88,292

--------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                                             54,560

--------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Loss Net realized loss on:
Investments                                                                                                     (283,951)
Closing of futures contracts                                                                                    (134,425)
                                                                                                               -----------
Net realized loss                                                                                               (418,376)

--------------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation on investments                                                            (118,544)
                                                                                                               -----------
Net realized and unrealized loss                                                                                (536,920)

--------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                                                           $(482,360)
                                                                                                               ===========

See accompanying Notes to Financial Statements.

            13 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

Year Ended November 30,                                                                                       2002          2001 1
------------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment income                                                                                   $   54,560    $     44,954
------------------------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                                         (418,376)       (232,974)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation                                                                     (118,544)        (95,528)
                                                                                                        ----------------------------
Net decrease in net assets resulting from operations                                                      (482,360)       (283,548)

------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders Dividends from net investment income:
Class A                                                                                                    (49,625)             --
Class B                                                                                                       (947)             --
Class C                                                                                                     (3,716)             --
Class N                                                                                                       (358)             --
Class Y                                                                                                        (12)             --

------------------------------------------------------------------------------------------------------------------------------------

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                                                    534,329       5,098,701
Class B                                                                                                    376,649          98,964
Class C                                                                                                    207,640         358,757
Class N                                                                                                    284,637          40,246
Class Y                                                                                                         --              --

------------------------------------------------------------------------------------------------------------------------------------
Net Assets
Total increase                                                                                             866,237       5,313,120
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                      5,331,120          18,000 2
                                                                                                        ----------------------------
End of period [including undistributed net investment income of $47,740 and $47,838, respectively]      $6,197,357      $5,331,120

1. For the period from February 16, 2001 (inception of offering) to November 30,
   2001.
2. Reflects the value of the Manager's initial seed money investment at December
   22, 2000.

See accompanying Notes to Financial Statements.

            14 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Class A               Class B               Class C
                                                              Year Ended            Year Ended            Year Ended
                                                                Nov. 30,              Nov. 30,              Nov. 30,
                                                         2002     2001 1       2002     2001 1       2002     2001 1
----------------------------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period                   $ 9.44     $10.00     $ 9.37     $10.00     $ 9.38     $10.00
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .09        .09        .07        .01        .05        .01
Net realized and unrealized loss                         (.88)      (.65)      (.92)      (.64)      (.90)      (.63)
                                                       ---------------------------------------------------------------
Total from investment operations                         (.79)      (.56)      (.85)      (.63)      (.85)      (.62)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.10)        --       (.08)        --       (.09)        --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 8.55     $ 9.44     $ 8.44     $ 9.37     $ 8.44     $ 9.38
                                                       ===============================================================

----------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                      (8.49)%    (5.60)%    (9.11)%    (6.30)%    (9.12)%    (6.20)%

----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)               $4,898     $4,829     $  455     $  100     $  521     $  363
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $4,744     $4,739     $  255     $   32     $  467     $   68
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets: 3
Net investment income                                    1.08%      1.19%      0.28%      0.50%      0.29%      0.46%
Expenses                                                 1.51%      1.53%      2.75%      2.44%      2.67%      2.43%
Expenses, net of voluntary reimbursement of expenses
and/or voluntary waiver of transfer agent fees           1.41%      1.51%      2.64%      2.17%      2.56%      2.04%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    73%        32%        73%        32%        73%        32%

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

            15 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                                                    Class N               Class Y
                                                                 Year Ended            Year Ended
                                                                   Nov. 30, Nov.
                                                            30, 2002 2001 1 2002
                                                            2001 2
---------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period                      $ 9.41     $ 9.75     $ 9.46     $10.00
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .07        .04        .11        .11
Net realized and unrealized loss                            (.87)      (.38)      (.88)      (.65)
Total from investment operations                            (.80)      (.34)      (.77)      (.54)
---------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.09)        --       (.12)        --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                            $ 8.52     $ 9.41     $ 8.57     $ 9.46
                                                          =========================================

---------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 3                         (8.60)%    (3.49)%    (8.27)%    (5.40)%

---------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)                  $  322     $   38     $    1     $    1
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $  147     $   24     $    1     $    1
---------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       0.76%      0.84%      1.24%      1.39%
Expenses                                                    2.22%      1.94%     88.03%    501.51%
Expenses, net of voluntary reimbursement of expenses
and/or voluntary waiver of transfer agent fees              2.12%      1.79%      1.54%      1.28%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       73%        32%        73%        32%

1. For the period from March 1, 2001 (inception of offering) to November 30,
2001. 2. For the period from February 16, 2001 (inception of offering) to
November 30, 2001.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

            16 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Select Managers QM Active Balanced Fund (the Fund), a series of
Oppenheimer Select Managers, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek income and long-term growth of capital. The
Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with The Prudential Investment Corp.
(the Sub-Advisor).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
     During the fiscal year ended November 30, 2002, the Fund did not utilize any capital loss carryforward.

            17 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued

As of November 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

EXPIRING
----------------------
2009          $197,620
2010           412,104
              --------
Total         $609,724
              ========

As of November 30, 2002, the Fund had approximately $3,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss)
and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended November 30, 2002 and the period ended November 30, 2001 was as follows:

                                                Year Ended          Period Ended
                                         November 30, 2002     November 30, 2001
             -------------------------------------------------------------------
             Distributions paid from:
             Ordinary income                      $ 54,658                   $--
             Long-term capital gain                     --                    --
             Return of capital                          --                    --
                                                  ------------------------------
             Total                                $ 54,658                   $--
                                                  ==============================

As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

             Undistributed net investment income  $  47,740
             Accumulated net realized loss         (651,350)
             Net unrealized depreciation           (214,072)
                                                  ---------
             Total                                $(817,682)
                                                  =========

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial state-ments and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

            18 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                         Year Ended November 30, 2002      Period Ended November 30, 2001 1
                                                             Shares            Amount              Shares            Amount
 ------------------------------------------------------------------------------------------------------------------------------

 Class A
 Sold                                                        86,940         $ 763,888             518,964       $ 5,179,848
 Dividends and/or distributions reinvested                       88               829                  --                --
 Redeemed                                                   (26,054)         (230,388)             (8,736)          (81,147)
                                                            -------------------------------------------------------------------
 Net increase                                                60,974         $ 534,329             510,228       $ 5,098,701
                                                            ===================================================================

 ------------------------------------------------------------------------------------------------------------------------------
 Class B
 Sold                                                        54,765         $ 476,135              12,037       $   112,429
 Dividends and/or distributions reinvested                      100               938                  --                --
 Redeemed                                                   (11,601)         (100,424)             (1,450)          (13,465)
                                                            -------------------------------------------------------------------
 Net increase                                                43,264         $ 376,649              10,587       $    98,964
                                                            ===================================================================

 ------------------------------------------------------------------------------------------------------------------------------
 Class C
 Sold                                                        34,916         $ 305,372              38,622       $   359,346
 Dividends and/or distributions reinvested                      398             3,706                  --                --
 Redeemed                                                   (12,182)         (101,438)                (65)             (589)
                                                            -------------------------------------------------------------------
 Net increase                                                23,132         $ 207,640              38,557       $   358,757
                                                            ===================================================================

 ------------------------------------------------------------------------------------------------------------------------------
 Class N
 Sold                                                        34,605         $ 291,806               9,462       $    93,952
 Dividends and/or distributions reinvested                       37               348                  --                --
 Redeemed                                                      (920)           (7,517)             (5,419)          (53,706)
                                                            -------------------------------------------------------------------
 Net increase                                                33,722         $ 284,637               4,043       $    40,246
                                                            ===================================================================

 ------------------------------------------------------------------------------------------------------------------------------
 Class Y
 Sold                                                            --         $      --                  --       $        --
 Dividends and/or distributions reinvested                       --                --                  --                --
 Redeemed                                                        --                --                  --                --
                                                            -------------------------------------------------------------------
 Net increase (decrease)                                         --         $      --                  --       $        --
                                                            ===================================================================

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001, for Class A, B, C and Y shares and for the period from March 1, 2001
(inception of offering) to November 30, 2001, for Class N shares.

            19 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2002, were
$4,821,683 and $3,663,873, respectively.

As of November 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $6,450,158 was composed of:

Gross unrealized appreciation       $  285,895
Gross unrealized depreciation         (538,929)
                                    ----------
Net unrealized depreciation         $ (253,034)
                                    ==========

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.
--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.95% of the first $300 million of average annual net assets of the Fund and 0.90% of average annual net assets in excess of $300 million. The
Manager has voluntarily undertaken to assume certain Fund expenses. The Manager reserves the right to amend or terminate that expense assumption at any time.
--------------------------------------------------------------------------------
Sub-Advisor Fees. The Manager has retained The Prudential Investment Corp. as the Sub-Advisor to provide the day-to-day portfolio management of the Fund. For the year ended November 30, 2002, the Manager paid $24,903 to the Sub-Advisor.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a $19.75 per account fee.
     Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% for all classes. Effective November 1,
2002, Class Y shares were changed from 0.25% to 0.35%. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan (12B-1) Fees. Under its General Distributor's
Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

            20 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                  Aggregate          Class A       Concessions       Concessions      Concessions       Concessions
                                  Front-End        Front-End        on Class A        on Class B       on Class C        on Class N
                              Sales Charges    Sales Charges            Shares            Shares           Shares            Shares
                                 on Class A      Retained by       Advanced by       Advanced by      Advanced by       Advanced by
 Year Ended                          Shares      Distributor     Distributor 1     Distributor 1    Distributor 1     Distributor 1
-----------------------------------------------------------------------------------------------------------------------------------

 November 30, 2002                   $6,890           $1,094              $121           $14,392           $3,011            $2,750

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                            Class A                   Class B                   Class C                    Class N
                                Contingent Deferred       Contingent Deferred       Contingent Deferred        Contingent Deferred
                                      Sales Charges             Sales Charges             Sales Charges              Sales Charges
                                        Retained by               Retained by               Retained by                Retained by
 Year Ended                             Distributor               Distributor               Distributor                Distributor
-----------------------------------------------------------------------------------------------------------------------------------

 November 30, 2002                              $--                    $2,303                      $168                        $27
-----------------------------------------------------------------------------------------------------------------------------------

 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class
 A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. For the year ended November 30, 2002, payments under the Class A Plan totaled $281, all of which were paid by the Distributor to recipients, and included $60 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The
 Fund has adopted Distribution and Service Plans for Class B, Class C and Class
 N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the
 Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended November 30, 2002, were as follows:

                                                                                                           Distributor's Aggregate
                                                                                 Distributor's Aggregate              Unreimbursed
                                      Total Payments           Amount Retained     Unreimbursed Expenses          Expenses as % of
                                          Under Plan            by Distributor                Under Plan       Net Assets of Class
-----------------------------------------------------------------------------------------------------------------------------------

 Class B Plan                                 $2,536                    $2,334                   $40,973                      9.00%
 Class C Plan                                  4,667                     3,858                    26,366                      5.06
 Class N Plan                                    731                       561                    14,271                      4.44

--------------------------------------------------------------------------------
 5. Futures Contracts
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.

            21 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
 Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as closing and expiration of futures contracts.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

 As of November 30, 2002 had outstanding futures contracts as follows:

                                          Expiration                 Number of           Valuation as of            Unrealized
 Contract Description                           Date                 Contracts         November 30, 2002          Appreciation
------------------------------------------------------------------------------------------------------------------------------

 Contracts to Purchase
 Standard & Poor's 500 E-Mini               12/20/02                        12                  $561,600               $38,963

--------------------------------------------------------------------------------
 6. Borrowing and Lending Arrangements
 Bank Borrowings. Until November 12, 2002, the Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
--------------------------------------------------------------------------------
 Interfund Borrowing and Lending Arrangements. Effective November 12, 2002, the
 following interfund borrowing and lending arrangements went into effect.
 Consistent with its fundamental policies and pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex. Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments. Implementation of interfund lending will be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order. There is a risk that a borrowing fund could have a loan called on one day's notice. In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund. When the Fund lends assets to another affiliated fund, the Fund is subject to the risk that the borrowing fund fails to repay the loan.
    The Fund had no borrowing or lending arrangements outstanding during the year ended or at November 30, 2002.

            22 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
 To the Board of Trustees and Shareholders of
 Oppenheimer Select Managers Jennison Growth Fund:
 We have audited the accompanying statement of assets and liabilities of
 Oppenheimer Select Managers Jennison Growth Fund, which is a series of
 Oppenheimer Select Managers, including the statement of investments, as of
 November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer Select Managers Jennison Growth Fund as of November 30, 2002, the
 results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

 /s/ Deloitte & Touche LLP
 -------------------------
 Deloitte & Touche LLP

 Denver, Colorado
 December 20, 2002

STATEMENT OF INVESTMENTS  November 30, 2002

                                                                   Market Value
                                                          Shares     See Note 1
===============================================================================
 Common Stocks--93.1%
-------------------------------------------------------------------------------
 Consumer Discretionary--22.9%
-------------------------------------------------------------------------------
 Automobiles--1.5%
 Harley-Davidson, Inc.                                     3,100     $  150,474
-------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure--2.6%
 Marriott International, Inc., Cl. A                       4,200        150,150
-------------------------------------------------------------------------------
 Starbucks Corp. 1                                         4,700        102,178
                                                                     ----------
                                                                         252,328

-------------------------------------------------------------------------------
 Internet & Catalog Retail--0.7%
 USA Interactive, Inc. 1                                   2,500         69,500
-------------------------------------------------------------------------------
 Media--6.4%
 Clear Channel Communications, Inc. 1                        300         13,038
-------------------------------------------------------------------------------
 New York Times Co., Cl. A                                 2,800        134,512
-------------------------------------------------------------------------------
 Omnicom Group, Inc.                                         900         61,245
-------------------------------------------------------------------------------
 Univision Communications, Inc., Cl. A 1                   4,800        154,272
-------------------------------------------------------------------------------
 Viacom, Inc., Cl. B 1                                     5,700        267,957
                                                                     ----------
                                                                         631,024

-------------------------------------------------------------------------------
 Multiline Retail--7.1%
 Costco Wholesale Corp. 1                                  4,200        135,660
-------------------------------------------------------------------------------
 Kohl's Corp. 1                                            4,000        274,000
-------------------------------------------------------------------------------
 Wal-Mart Stores, Inc.                                     5,200        281,632
                                                                     ----------
                                                                         691,292

-------------------------------------------------------------------------------
 Specialty Retail--4.6%
 Bed Bath & Beyond, Inc. 1                                 4,900        169,981
-------------------------------------------------------------------------------
 Lowe's Cos., Inc.                                         3,700        153,550
-------------------------------------------------------------------------------
 Tiffany & Co.                                             4,500        127,710
                                                                     ----------
                                                                         451,241

-------------------------------------------------------------------------------
 Consumer Staples--5.5%
-------------------------------------------------------------------------------
 Beverages--2.3%
 Anheuser-Busch Cos., Inc.                                 2,300        112,976
-------------------------------------------------------------------------------
 Coca-Cola Co. (The)                                       2,500        114,100
                                                                     ----------
                                                                         227,076

-------------------------------------------------------------------------------
 Food & Drug Retailing--1.1%
 Walgreen Co.                                              3,600        103,644
-------------------------------------------------------------------------------
 Household Products--1.1%
 Procter & Gamble Corp. (The)                              1,300        109,200
-------------------------------------------------------------------------------
 Personal Products--1.0%
 Gillette Co.                                              3,400        103,088

                            9 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

STATEMENT OF INVESTMENTS  CONTINUED

                                                                   Market Value
                                                          Shares     See Note 1
-------------------------------------------------------------------------------
 ENERGY--4.1%
-------------------------------------------------------------------------------
 Energy Equipment & Services--2.3%
 Schlumberger Ltd.                                         5,000     $  221,250
-------------------------------------------------------------------------------
 Oil & Gas--1.8%
 TotalFinaElf SA, Sponsored ADR                            2,700        180,225
-------------------------------------------------------------------------------
 Financials--16.0%
-------------------------------------------------------------------------------
 Banks--1.6%
 Bank One Corp.                                            3,900        154,011
-------------------------------------------------------------------------------
 Diversified Financials--8.8%
 American Express Co.                                      5,800        225,794
-------------------------------------------------------------------------------
 Citigroup, Inc.                                           7,100        276,048
-------------------------------------------------------------------------------
 Goldman Sachs Group, Inc. (The)                           2,500        197,175
-------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.                                 3,600        156,600
                                                                     ----------
                                                                         855,617

-------------------------------------------------------------------------------
 Insurance--5.6%
 American International Group, Inc.                        4,500        293,175
-------------------------------------------------------------------------------
 Hartford Financial Services Group, Inc.                   2,400        117,744
-------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                                    1,700        140,658
                                                                     ----------
                                                                         551,577

-------------------------------------------------------------------------------
 Health Care--15.5%
-------------------------------------------------------------------------------
 Biotechnology--5.8%
 Amgen, Inc. 1                                             4,800        226,560
-------------------------------------------------------------------------------
 Genentech, Inc. 1                                         3,200        105,600
-------------------------------------------------------------------------------
 Medimmune, Inc. 1                                         2,700         71,226
-------------------------------------------------------------------------------
 Wyeth                                                     4,300        165,249
                                                                     ----------
                                                                         568,635

-------------------------------------------------------------------------------
 Health Care Providers & Services--1.7%
-------------------------------------------------------------------------------
 AmerisourceBergen Corp.                                   1,500         87,030
-------------------------------------------------------------------------------
 UnitedHealth Group, Inc.                                  1,000         81,450
                                                                     ----------
                                                                         168,480

-------------------------------------------------------------------------------
 Pharmaceuticals--8.0%
 Abbott Laboratories                                       5,100        223,278
-------------------------------------------------------------------------------
 Johnson & Johnson                                         4,500        256,590
-------------------------------------------------------------------------------
 Pfizer, Inc.                                              3,300        104,082
-------------------------------------------------------------------------------
 Pharmacia Corp.                                           3,400        143,820
-------------------------------------------------------------------------------
 Teva Pharmaceutical Industries Ltd., ADR                    600         47,436
                                                                     ----------
                                                                         775,206

                           10 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

                                                                   Market Value
                                                          Shares     See Note 1
-------------------------------------------------------------------------------
 Industrials--5.1%
-------------------------------------------------------------------------------
 Aerospace & Defense--3.1%
 Boeing Co.                                                1,400     $   47,600
-------------------------------------------------------------------------------
 Lockheed Martin Corp.                                     2,100        109,620
-------------------------------------------------------------------------------
 Northrop Grumman Corp.                                    1,500        145,365
                                                                     ----------
                                                                         302,585

-------------------------------------------------------------------------------
 Industrial Conglomerates--2.0%
 3M Co.                                                    1,500        194,775
-------------------------------------------------------------------------------
 Information Technology--21.1%
-------------------------------------------------------------------------------
 Communications Equipment--3.7%
 Cisco Systems, Inc. 1                                    16,200        241,704
-------------------------------------------------------------------------------
 Nokia Corp., Sponsored ADR, A Shares                      6,400        122,944
                                                                     ----------
                                                                         364,648

-------------------------------------------------------------------------------
 Computers & Peripherals--5.7%
 Dell Computer Corp. 1                                     7,400        211,640
-------------------------------------------------------------------------------
 Hewlett-Packard Co.                                      11,400        222,072
-------------------------------------------------------------------------------
 International Business Machines Corp.                     1,400        121,940
                                                                     ----------
                                                                         555,652

-------------------------------------------------------------------------------
 Semiconductor Equipment & Products--7.7%
 Applied Materials, Inc. 1                                 5,900        100,595
-------------------------------------------------------------------------------
 Intel Corp.                                              11,500        240,120
-------------------------------------------------------------------------------
 Novellus Systems, Inc. 1                                  1,600         58,064
-------------------------------------------------------------------------------
 STMicroelectronics NV, NY Registered Shares               2,100         53,340
-------------------------------------------------------------------------------
 Texas Instruments, Inc.                                   8,400        168,924
-------------------------------------------------------------------------------
 Xilinx, Inc. 1                                            5,200        128,128
                                                                     ----------
                                                                         749,171

-------------------------------------------------------------------------------
 Software--4.0%
 Microsoft Corp. 1                                         6,800        392,224
-------------------------------------------------------------------------------
 Materials--2.9%
-------------------------------------------------------------------------------
 Paper & Forest Products--2.9%
 International Paper Co.                                   4,400        172,700
-------------------------------------------------------------------------------
 Weyerhaeuser Co.                                          2,200        115,720
                                                                     ----------
                                                                         288,420
                                                                     ----------
Total Common Stocks (Cost $9,333,773)                                 9,111,343

                           11 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

STATEMENT OF INVESTMENTS  CONTINUED

                                                     PRINCIPAL     MARKET VALUE
                                                      AMOUNT         SEE NOTE 1
===============================================================================
 JOINT REPURCHASE AGREEMENTS--6.8%
 Undivided interest of 0.15% in joint repurchase
 agreement (Market Value $453,323,000) with Banc
 One Capital Markets, Inc., 1.29%, dated 11/29/02,
 to be repurchased at $668,072 on 12/2/02,
 collateralized by U.S. Treasury Nts.,
 1.875%--7%, 3/31/03--8/15/11, with A value of
 $408,234,710 and U.S. Treasury Bonds,
 6.25%--10.625%, 8/15/15--8/15/23, with a
 value of $55,304,803 (Cost $668,000)                 $668,000         $668,000

-------------------------------------------------------------------------------
 Total Investments, at Value (Cost $10,001,773)           99.9%       9,779,343
-------------------------------------------------------------------------------
 Other Assets Net of Liabilities                           0.1            5,435
                                                      -------------------------
 Net Assets                                             100.0%       $9,784,778
                                                      =========================

Footnotes to Statement of Investments
1. Non-income producing security.
See accompanying Notes to Financial Statements.

                           12 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES NOVEMBER 30, 2002

===============================================================================
 ASSETS
 Investments, at value (cost $10,001,773)
  --see accompanying statement                                       $9,779,343
-------------------------------------------------------------------------------
 Cash                                                                     6,609
-------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                        46,231
 Shares of beneficial interest sold                                      24,190
 Interest and dividends                                                  10,446
 Other                                                                    1,098
                                                                     ----------
 Total assets                                                         9,867,917

===============================================================================
 Liabilities Payables and other liabilities:
 Investments purchased                                                   58,629
 Shareholder reports                                                      7,595
 Legal, auditing and other professional fees                              7,660
 Transfer and shareholder servicing agent fees                            4,774
 Distribution and service plan fees                                       1,719
 Shares of beneficial interest redeemed                                     796
 Trustees' compensation                                                     338
 Other                                                                    1,628
                                                                     ----------
 Total liabilities                                                       83,139

===============================================================================
 Net Assets                                                          $9,784,778
                                                                     ==========

===============================================================================
 Composition of Net Assets
 Paid-in capital                                                    $12,581,386
-------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions            (2,574,178)
-------------------------------------------------------------------------------
 Net unrealized depreciation on investments                            (222,430)
                                                                     ----------
 Net Assets                                                          $9,784,778
                                                                     ==========

                           13 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES  CONTINUED

===============================================================================
NET ASSET VALUE PER SHARE

Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,980,878 and 767,137 shares of beneficial interest
outstanding)                                                              $6.49
Maximum offering price per share (net asset
value plus sales charge of 5.75% of offering price)                       $6.89
-------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,296,032 and
202,489 shares
of beneficial interest outstanding)                                       $6.40
-------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,194,281 and
343,031 shares
of beneficial interest outstanding)                                       $6.40
-------------------------------------------------------------------------------
Class N Shares: Net asset value, redemption price
(excludes applicable contingent deferred sales charge) and
offering price per share (based on net assets of $1,312,936
and 203,494 shares of beneficial interest outstanding)                    $6.45
-------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $651 and 100 shares of beneficial
interest outstanding)                                                     $6.51

See accompanying Notes to Financial Statements.

                           14 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

STATEMENT OF OPERATIONS FOR THE YEAR ENDED NOVEMBER 30, 2002

===============================================================================
INVESTMENT INCOME
 Dividends (net of foreign withholding taxes of $375)               $    65,038
-------------------------------------------------------------------------------
 Interest                                                                 8,646
                                                                    -----------
 Total investment income                                                 73,684

===============================================================================
 Expenses
 Management fees                                                         76,321
-------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                  2,332
 Class B                                                                  6,176
 Class C                                                                 15,244
 Class N                                                                  5,143
-------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                 21,939
 Class B                                                                  4,300
 Class C                                                                  7,131
 Class N                                                                  6,931
 Class Y                                                                    867
-------------------------------------------------------------------------------
 Shareholder reports                                                     18,192
-------------------------------------------------------------------------------
 Legal, auditing and other professional fees                             10,669
-------------------------------------------------------------------------------
 Trustees' compensation                                                   3,864
-------------------------------------------------------------------------------
 Custodian fees and expenses                                                 32
-------------------------------------------------------------------------------
 Other                                                                    2,689
                                                                    -----------
 Total expenses                                                         181,830
 Less voluntary reimbursement of expenses                               (30,828)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Classes A, B, C and N                            (10,920)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class Y                                             (863)
                                                                    -----------
 Net expenses                                                           139,219

===============================================================================
 Net Investment Loss                                                    (65,535)

===============================================================================
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments                                                         (1,916,063)
 Closing and expiration of option contracts written                         754
                                                                    -----------
 Net realized loss                                                   (1,915,309)
-------------------------------------------------------------------------------
 Net change in unrealized depreciation on investments                  (167,888)
                                                                    -----------
 Net realized and unrealized loss                                    (2,083,197)

===============================================================================
 Net Decrease in Net Assets Resulting from Operations               $(2,148,732)
                                                                    ============

See accompanying Notes to Financial Statements.

                           15 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

 YEAR ENDED NOVEMBER 30,                                       2002     2001 1
==============================================================================
 OPERATIONS
 Net investment loss                                    $  (65,535) $  (24,066)
------------------------------------------------------------------------------
 Net realized loss                                      (1,915,309)   (658,869)
------------------------------------------------------------------------------
 Net change in unrealized depreciation                    (167,888)    (54,542)
                                                        ----------------------
 Net decrease in net assets resulting from operations   (2,148,732)   (737,477)

==============================================================================
 Beneficial Interest Transactions

 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                 1,078,766   5,943,697
 Class B                                                 1,055,537     372,738
 Class C                                                 1,628,681     952,832
 Class N                                                 1,252,822     368,914
 Class Y                                                        --          --

==============================================================================
 Net Assets

 Total increase                                          2,867,074   6,900,704
 Beginning of period                                     6,917,704      17,000 2
                                                        ----------------------
 End of period                                          $9,784,778  $6,917,704
                                                        ======================

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001. 2. Reflects the value of the Manager's initial seed money investment at
December 22, 2000.

See accompanying Notes to Financial Statements.

                           16 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

FINANCIAL HIGHLIGHTS

                                                 CLASS A             CLASS B             CLASS C
                                                    Year                Year                Year
                                                   Ended               Ended               Ended
                                                Nov. 30,            Nov. 30,            Nov. 30,
                                          2002    2001 1      2002    2001 1      2002    2001 1
=================================================================================================

 Per Share Operating Data
 Net asset value, beginning of period    $8.56    $10.00     $8.50    $10.00     $8.49    $10.00
-------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                      (.04)     (.03)     (.02)     (.06)     (.06)     (.02)
 Net realized and unrealized loss        (2.03)    (1.41)    (2.08)    (1.44)    (2.03)    (1.49)
                                         --------------------------------------------------------
 Total from investment operations        (2.07)    (1.44)    (2.10)    (1.50)    (2.09)    (1.51)
-------------------------------------------------------------------------------------------------
 Net asset value, end of period          $6.49     $8.56     $6.40     $8.50     $6.40     $8.49
                                         ========================================================
=================================================================================================
 Total Return, at Net Asset Value 2     (24.18)%  (14.40)%  (24.71)%  (15.00)%  (24.62)%  (15.10)%

=================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period
 (in thousands)                         $4,981    $5,234    $1,296      $354    $2,194      $968
-------------------------------------------------------------------------------------------------
 Average net assets (in thousands)      $4,862    $4,683    $  620      $221    $1,528      $232
-------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                     (0.59)%   (0.50)%   (1.29)%   (1.37)%   (1.32)%   (1.31)%
 Expenses                                 1.89%     1.44%     3.08%     2.45%     2.86%     2.46%
 Expenses, net of voluntary reimbursement
 of expenses and/or voluntary waiver of
 transfer agent fees                      1.39%     1.44%     2.51%     2.24%     2.31%     2.10%
-------------------------------------------------------------------------------------------------
 Portfolio turnover rate                    77%       56%       77%       56%       77%       56%

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                           17 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

FINANCIAL HIGHLIGHTS  CONTINUED

                                                           CLASS N             CLASS Y
                                                              Year                Year
                                                             Ended               Ended
                                                          Nov. 30,            Nov. 30,
                                                    2002    2001 1      2002    2001 2
========================================================================================

 Per Share Operating Data
 Net asset value, beginning of period             $ 8.52     $9.45    $ 8.57    $10.00
----------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                (.05)     (.02)     (.03)     (.03)
 Net realized and unrealized loss                  (2.02)     (.91)    (2.03)    (1.40)
                                                   -------------------------------------
 Total from investment operations                  (2.07)     (.93)    (2.06)    (1.43)
----------------------------------------------------------------------------------------
 Net asset value, end of period                    $6.45     $8.52     $6.51    $ 8.57
                                                   =====================================

========================================================================================
 Total Return, at Net Asset Value 3               (24.30)%   (9.84)%  (24.04)%  (14.30)%

========================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)         $1,313      $361        $1        $1
----------------------------------------------------------------------------------------
 Average net assets (in thousands)                $1,031      $122        $1        $1
----------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment loss                               (0.82)%   (0.90)%   (0.41)%   (0.38)%
 Expenses                                           2.56%     1.98%    88.09%   501.48%
 Expenses, net of voluntary reimbursement
 of expenses and/or voluntary waiver of
 transfer agent fees                                2.01%     1.71%     1.43%     1.25%
----------------------------------------------------------------------------------------
 Portfolio turnover rate                              77%       56%       77%       56%

1. For the period from March 1, 2001 (inception of offering) to November 30,
2001. 2. For the period from February 16, 2001 (inception of offering) to
November 30, 2001.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                           18 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Select Managers Jennison Growth Fund (the Fund), a series of
 Oppenheimer Select Managers, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has
 entered into a sub-advisory agreement with Jennison Associates LLC (the
 Sub-Advisor).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class
 A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
 Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
 (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
 Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
 debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
 Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal;
 however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

                           19 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  CONTINUED

================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES CONTINUED
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the
 Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
    During the fiscal year ended November 30, 2002, the Fund did not utilize any capital loss carryforward.

 As of November 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              ----------------------
                              2009        $  637,074
                                 2010 1,804,042
                                Total $2,441,116
                                          ==========
 As of November 30, 2002, the Fund had approximately $110,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Distributions to Shareholders. Net investment income (loss)
 and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $65,535. Accumulated net investment loss was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
    No distributions were paid during the year ended November 30, 2002 and the period ended November 30, 2001.

                           20 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

 As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

                 Accumulated net realized loss   $(2,574,178)
                 Net unrealized depreciation        (222,430)
                                                 ------------
                 Total                           $(2,796,608)
                                                 ============

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                           21 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  CONTINUED

================================================================================

2. Shares of Beneficial Interest The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                  Year Ended November 30, 2002  Period Ended November 30, 2001 1
                          Shares        Amount            Shares         Amount
--------------------------------------------------------------------------------
Class A
Sold                     215,428    $1,516,617           618,231     $6,011,437
Redeemed                 (59,923)     (437,851)           (7,999)       (67,740)
                         -------------------------------------------------------
Net increase             155,505    $1,078,766           610,232     $5,943,697
                         =======================================================
--------------------------------------------------------------------------------
Class B
Sold                     178,140    $1,172,929            53,558     $  474,235
Redeemed                 (17,259)     (117,392)          (12,050)      (101,497)
                         -------------------------------------------------------
Net increase             160,881    $1,055,537            41,508     $  372,738
                         =======================================================
--------------------------------------------------------------------------------
Class C
Sold                     261,409    $1,843,044           117,610     $  985,629
Redeemed                 (32,313)     (214,363)           (3,775)       (32,797)
                         -------------------------------------------------------
Net increase             229,096    $1,628,681           113,835     $  952,832
                         =======================================================
--------------------------------------------------------------------------------
Class N
Sold                     193,853    $1,476,441            43,880     $  380,385
Redeemed                 (32,720)     (223,619)           (1,519)       (11,471)
                         -------------------------------------------------------
Net increase             161,133    $1,252,822            42,361     $  368,914
                         =======================================================
--------------------------------------------------------------------------------
Class Y
Sold                          --    $       --                --     $       --
Redeemed                      --            --                --             --
                         -------------------------------------------------------
Net increase (decrease)       --    $       --                --     $       --
                         =======================================================

 1. For the period from February 16, 2001 (inception of offering) to November
 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001
 (inception of offering) to November 30, 2001, for Class N shares.

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2002, were
$10,389,327 and $5,857,931, respectively.

As of November 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $10,024,841 was composed of:

                     Gross unrealized appreciation   $ 266,294
                     Gross unrealized depreciation    (511,792)
                                                     ----------
                     Net unrealized depreciation     $(245,498)
                                                     ==========

                           22 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.
================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.95% of the first $300 million of average annual net assets of the Fund and 0.90% of average annual net assets in excess of $300 million. The
Manager has voluntarily undertaken to assume certain Fund expenses. The Manager reserves the right to amend or terminate that expense assumption at any time.
--------------------------------------------------------------------------------
Sub-Advisor Fees. The Manager has retained Jennison Associates LLC as the
Sub-Advisor to provide the day-to-day portfolio management of the Fund. For the year ended November 30, 2002, the Manager paid $35,059 to the Sub-Advisor.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a $19.75 per account fee.
   Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The
Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% for all classes. Effective November 1, 2002,
Class Y shares were changed from 0.25% to 0.35%. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                  Aggregate        Class A    Concessions    Concessions    Concessions    Concessions
                  Front-End      Front-End     on Class A     on Class B     on Class C     on Class N
              Sales Charges  Sales Charges         Shares         Shares         Shares         Shares
                 on Class A    Retained by    Advanced by    Advanced by    Advanced by    Advanced by
 Year Ended          Shares    Distributor  Distributor 1  Distributor 1  Distributor 1  Distributor 1
------------------------------------------------------------------------------------------------------

 November 30, 2002  $34,373        $10,966         $1,016        $38,831        $15,462        $12,938

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                           23 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

 NOTES TO FINANCIAL STATEMENTS CONTINUED

4. Fees and Other Transactions with Affiliates CONTINUED

                           Class A       Class B         Class C        Class N
                        Contingent     Contingent     Contingent     Contingent
                          Deferred       Deferred       Deferred       Deferred
                     Sales Charges  Sales Charges  Sales Charges  Sales Charges
                       Retained by    Retained by    Retained by    Retained by
 Year Ended            Distributor    Distributor    Distributor    Distributor
-------------------------------------------------------------------------------
 November 30, 2002             $--         $3,447           $546           $530

--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. For the year ended November 30, 2002, payments under the Class A Plan totaled $2,332, all of which were paid by the Distributor to recipients, and included $349 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the
Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.
Distribution fees paid to the Distributor for the year ended November 30, 2002, were as follows:

                                                                   Distributor's
                                               Distributor's         Aggregate
                                                   Aggregate      Unreimbursed
                           Unreimbursed Expenses as %
              Total Payments  Amount Retained       Expenses     of Net Assets
                  Under Plan   by Distributor     Under Plan          of Class
------------------------------------------------------------------------------
Class B Plan         $ 6,176          $ 5,596       $ 64,956              5.01%
Class C Plan          15,244           12,258        315,521             14.38
Class N Plan           5,143            4,763        111,848              8.52

================================================================================
5. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                           24 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
   Securities designated to cover outstanding call options are noted in the
Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended November 30, 2002 was as follows:

                                        Call Options
                             ------------------------
                               Number of Amount of
                               Contracts Premiums
-----------------------------------------------------
 Options outstanding as of
 November 30, 2001                  --       $    --
 Options written                    18         2,919
 Options closed or expired         (18)       (2,919)
                             ------------------------
 Options outstanding as of
 November 30, 2002                  --         $  --
                             ========================

================================================================================
 6. Borrowing and Lending Arrangements
 Bank Borrowings. Until November 12, 2002, the Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

                           25 | oppenheimer select managers Jennison Growth Fund

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 6. Borrowing and Lending Arrangements Continued
 Interfund Borrowing and Lending Arrangements. Effective November 12, 2002, the
 following interfund borrowing and lending arrangements went into effect.
 Consistent with its fundamental policies and pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex. Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments. Implementation of interfund lending will be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order. There is a risk that a borrowing fund could have a loan called on one day's notice. In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund. When the Fund lends assets to another affiliated fund, the Fund is subject to the risk that the borrowing fund fails to repay the loan.
    The Fund had no borrowing or lending arrangements outstanding during the year ended or at November 30, 2002.

                           26 | OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Oppenheimer Select Managers Salomon
Brothers All Cap Fund:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Select Managers Salomon Brothers All Cap Fund, which is a series of
Oppenheimer Select Managers, which operated under the name of Oppenheimer Select
Managers Salomon Brothers Capital Fund through April 30, 2002, including the statement of investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Select Managers Salomon Brothers All Cap Fund as of November 30,
2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

 /s/ Deloitte & Touche LLP
 -------------------------
 Deloitte & Touche LLP

 Denver, Colorado
 December 20, 2002

STATEMENT OF INVESTMENTS  November 30, 2002
                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Common Stocks--89.3%
--------------------------------------------------------------------------------
Consumer Discretionary--21.8%
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--1.9%
Extended Stay America, Inc. 1                           8,500       $   118,915
--------------------------------------------------------------------------------
McDonald's Corp.                                       17,100           316,350
                                                                    ------------
                                                                         435,265

--------------------------------------------------------------------------------
Household Durables--0.7%
Clayton Homes, Inc.                                     6,000            80,880
--------------------------------------------------------------------------------
Fleetwood Enterprises, Inc. 1                          11,300            93,112
                                                                    ------------
                                                                         173,992

--------------------------------------------------------------------------------
Leisure Equipment & Products--2.1%
Eastman Kodak Co.                                       7,500           276,900
--------------------------------------------------------------------------------
Hasbro, Inc.                                           17,500           224,350
                                                                    ------------
                                                                         501,250

--------------------------------------------------------------------------------
Media--12.7%
AOL Time Warner, Inc. 1                                30,000           491,100
--------------------------------------------------------------------------------
Cablevision Systems New York Group, Cl. A 1            17,107           289,279
--------------------------------------------------------------------------------
Comcast Corp., Cl. A Special, Non-Vtg. 1               16,500           376,200
--------------------------------------------------------------------------------
Disney (Walt) Co.                                      18,500           366,670
--------------------------------------------------------------------------------
Liberty Media Corp., Cl. A 1                           51,000           538,560
--------------------------------------------------------------------------------
Metro-Goldwyn-Mayer, Inc. 1                            20,000           285,000
--------------------------------------------------------------------------------
News Corp. Ltd. (The), Sponsored ADR                    9,700           272,570
--------------------------------------------------------------------------------
News Corp. Ltd. (The), Sponsored ADR, Preference       15,700           373,817
                                                                    ------------
                                                                       2,993,196

--------------------------------------------------------------------------------
Multiline Retail--3.5%
Costco Wholesale Corp. 1                               15,900           513,570
--------------------------------------------------------------------------------
Federated Department Stores, Inc. 1                     9,800           320,264
                                                                    ------------
                                                                         833,834

--------------------------------------------------------------------------------
Specialty Retail--0.9%
Home Depot, Inc.                                        8,300           219,286
--------------------------------------------------------------------------------
Consumer Staples--0.5%
--------------------------------------------------------------------------------
Food Products--0.5%
Archer-Daniels-Midland Co.                              9,700           129,301
--------------------------------------------------------------------------------
Energy--4.8%
--------------------------------------------------------------------------------
Energy Equipment & Services--1.6%
GlobalSantaFe Corp.                                     7,700           197,274
--------------------------------------------------------------------------------
Schlumberger Ltd.                                       4,100           181,425
                                                                    ------------
                                                                         378,699

        9 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

STATEMENT OF INVESTMENTS  CONTINUED
                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Oil & Gas--3.2%
Amerada Hess Corp.                                      1,600       $    89,600
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                5,500           259,600
--------------------------------------------------------------------------------
ChevronTexaco Corp.                                     6,000           402,180
                                                                    ------------
                                                                         751,380

--------------------------------------------------------------------------------
Financials--12.9%
--------------------------------------------------------------------------------
Banks--1.0%
Bank One Corp.                                          5,900           232,991
--------------------------------------------------------------------------------
Diversified Financials--3.4%
American Express Co.                                   10,600           412,658
--------------------------------------------------------------------------------
Countrywide Financial Corp.                             8,200           404,260
                                                                    ------------
                                                                         816,918

--------------------------------------------------------------------------------
Insurance--8.5%
AMBAC Financial Group, Inc.                             5,000           312,550
--------------------------------------------------------------------------------
Chubb Corp.                                             6,000           351,600
--------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                 5,000           245,300
--------------------------------------------------------------------------------
MBIA, Inc.                                              5,100           231,948
--------------------------------------------------------------------------------
MGIC Investment Corp.                                   5,000           233,350
--------------------------------------------------------------------------------
Radian Group, Inc.                                      4,100           167,690
--------------------------------------------------------------------------------
St. Paul Cos., Inc.                                    12,500           465,500
                                                                    ------------
                                                                       2,007,938

--------------------------------------------------------------------------------
Health Care--13.3%
--------------------------------------------------------------------------------
Biotechnology--1.7%
Aphton Corp. 1                                          8,600            23,048
--------------------------------------------------------------------------------
Enzo Biochem, Inc.                                     11,500           166,750
--------------------------------------------------------------------------------
Wyeth                                                   5,500           211,365
                                                                    ------------
                                                                         401,163

--------------------------------------------------------------------------------
Pharmaceuticals--11.6%
Abbott Laboratories                                    11,000           481,580
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                               15,300           405,450
--------------------------------------------------------------------------------
Elan Corp. plc, ADR 1                                  55,000           134,200
--------------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                               8,300            97,525
--------------------------------------------------------------------------------
Johnson & Johnson                                       5,400           307,908
--------------------------------------------------------------------------------
Merck & Co., Inc.                                       3,900           231,699
--------------------------------------------------------------------------------
Novartis AG, ADR                                       12,700           482,600
--------------------------------------------------------------------------------
Pfizer, Inc.                                            8,300           261,782
--------------------------------------------------------------------------------
Schering-Plough Corp.                                  15,700           355,762
                                                                    ------------
                                                                       2,758,506

        10 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Industrials--4.8%
--------------------------------------------------------------------------------
Aerospace & Defense--1.8%
Honeywell International, Inc.                           7,700       $   199,199
--------------------------------------------------------------------------------
Raytheon Co.                                            7,700           224,609
                                                                    ------------
                                                                         423,808

--------------------------------------------------------------------------------
Commercial Services & Supplies--1.8%
Waste Management, Inc.                                 17,100           426,132
--------------------------------------------------------------------------------
Machinery--1.2%
Deere & Co.                                             2,800           143,220
--------------------------------------------------------------------------------
Ingersoll-Rand Co., Cl. A                               3,100           143,220
                                                                    ------------
                                                                         286,440

--------------------------------------------------------------------------------
Information Technology--20.0%
--------------------------------------------------------------------------------
Communications Equipment--7.0%
3Com Corp. 1                                           84,000           432,600
--------------------------------------------------------------------------------
Lucent Technologies, Inc. 1                           131,300           229,775
--------------------------------------------------------------------------------
Motorola, Inc.                                         29,700           337,986
--------------------------------------------------------------------------------
Nokia Corp., Sponsored ADR, A Shares                   20,900           401,489
--------------------------------------------------------------------------------
Telefonaktiebolaget Ericsson (L.M.), Sponsored ADR 1   26,760           263,051
                                                                    ------------
                                                                       1,664,901

--------------------------------------------------------------------------------
Computers & Peripherals--2.9%
Electronics for Imaging, Inc. 1                         8,000           141,520
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                    16,300           317,524
--------------------------------------------------------------------------------
Maxtor Corp. 1                                         40,000           216,800
                                                                    ------------
                                                                         675,844

--------------------------------------------------------------------------------
Electronic Equipment & Instruments--2.8%
Agilent Technologies, Inc. 1                           13,800           267,858
--------------------------------------------------------------------------------
Solectron Corp. 1                                      85,000           392,700
                                                                    ------------
                                                                         660,558

--------------------------------------------------------------------------------
Internet Software & Services--0.8%
RealNetworks, Inc. 1                                   40,000           154,400
--------------------------------------------------------------------------------
Register.com, Inc. 1                                   10,900            46,652
                                                                    ------------
                                                                         201,052

--------------------------------------------------------------------------------
IT Consulting & Services--1.7%
Unisys Corp. 1                                         35,000           392,000
--------------------------------------------------------------------------------
Semiconductor Equipment & Products--4.3%
Intel Corp.                                            14,000           292,320
--------------------------------------------------------------------------------
Lattice Semiconductor Corp. 1                          22,000           220,000
--------------------------------------------------------------------------------
LSI Logic Corp. 1                                      33,500           277,715

        11 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Semiconductor Equipment & Products Continued
Taiwan Semiconductor Manufacturing Co. Ltd., ADR       25,400       $   233,680
                                                                    ------------
                                                                       1,023,715

--------------------------------------------------------------------------------
Software--0.5%
Micromuse, Inc. 1                                      26,000           116,740
--------------------------------------------------------------------------------
Materials--5.6%
--------------------------------------------------------------------------------
Chemicals--2.2%
Cabot Corp.                                             6,500           164,645
--------------------------------------------------------------------------------
Dow Chemical Co.                                        7,600           242,440
--------------------------------------------------------------------------------
Engelhard Corp.                                         4,700           113,928
                                                                    ------------
                                                                         521,013

--------------------------------------------------------------------------------
Metals & Mining--1.8%
Alcoa, Inc.                                            15,000           383,250
--------------------------------------------------------------------------------
Brush Wellman, Inc. 1                                   5,300            32,065
                                                                    ------------
                                                                         415,315

--------------------------------------------------------------------------------
Paper & Forest Products--1.6%
Weyerhaeuser Co.                                        7,300           383,980
--------------------------------------------------------------------------------
Telecommunication Services--4.7%
--------------------------------------------------------------------------------
Diversified Telecommunication Services--3.0%
Nippon Telegraph & Telephone Corp., ADR                13,000           254,150
--------------------------------------------------------------------------------
SBC Communications, Inc.                               16,000           456,000
                                                                    ------------
                                                                         710,150

--------------------------------------------------------------------------------
Wireless Telecommunication Services--1.7%
Vodafone Group plc, Sponsored ADR                      20,900           391,875
--------------------------------------------------------------------------------
Utilities--0.9%
--------------------------------------------------------------------------------
Gas Utilities--0.9%
El Paso Corp.                                          25,000           213,000
                                                                    ------------
Total Common Stocks (Cost $23,046,816)                               21,140,242

        12 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

                                                    Principal      Market Value
                                                       Amount        See Note 1
--------------------------------------------------------------------------------
Convertible Corporate Bonds and Notes--1.6%
American Tower Corp., 2.25% Cv. Nts.,
10/15/09 (Cost $355,783)                           $  500,000       $   372,500

--------------------------------------------------------------------------------
Joint Repurchase Agreements--8.8%
Undivided interest of 0.46% in joint repurchase
agreement (Market Value $453,323,000) with Banc
One Capital Markets, Inc., 1.29%, dated 11/29/02,
to be repurchased at $2,080,224 on 12/2/02,
collateralized by U.S. Treasury Nts., 1.875%--7%,
3/31/03--8/15/11, witH a value of $408,234,710
and U.S. Treasury Bonds, 6.25%--10.625%,
8/15/15--8/15/23, with a value of $55,304,803
(Cost $2,080,000)                                   2,080,000         2,080,000
--------------------------------------------------------------------------------
Total Investments, at Value (Cost $25,482,599)           99.7%       23,592,742
--------------------------------------------------------------------------------
Other Assets Net of Liabilities                           0.3            77,725
                                                   -----------------------------
Net Assets                                              100.0%      $23,670,467
                                                   =============================

Footnotes to Statement of Investments

1. Non-income producing security.

See accompanying Notes to Financial Statements.

        13 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES     November 30, 2002
---------------------------------------------------------------------
Assets Investments, at value (cost $25,482,599)--
see accompanying statement                              $ 23,592,742
---------------------------------------------------------------------
Cash                                                           7,016
---------------------------------------------------------------------
Receivables and other assets:
Investments sold                                              59,061
Interest and dividends                                        32,420
Shares of beneficial interest sold                            20,326
Other                                                          1,912
                                                        -------------
Total assets                                              23,713,477

---------------------------------------------------------------------
Liabilities Payables and other liabilities:
Shareholder reports                                           10,170
Transfer and shareholder servicing agent fees                  9,147
Legal, auditing and other professional fees                    7,746
Distribution and service plan fees                             6,312
Investments purchased                                          4,806
Shares of beneficial interest redeemed                         2,046
Trustees' compensation                                           326
Other                                                          2,457
                                                        -------------
Total liabilities                                             43,010

---------------------------------------------------------------------
Net Assets                                              $ 23,670,467
                                                        =============

---------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                         $ 28,029,517
---------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                             (2,469,193)
---------------------------------------------------------------------
Net unrealized depreciation on investments and
translation of asset and liabilities denominated
in foreign currencies                                     (1,889,857)
                                                        -------------
Net Assets                                              $ 23,670,467
                                                        =============

        14 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

----------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $6,774,546 and 841,303
shares of beneficial interest outstanding)                      $8.05
Maximum offering price per share (net asset value
plus sales charge of 5.75% of offering price)                   $8.54
----------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,325,199 and
543,668 shares of beneficial
interest outstanding)                                           $7.96
----------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,872,361 and
864,608 shares of beneficial
interest outstanding)                                           $7.95
----------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,697,551 and
712,389 shares of beneficial
interest outstanding)                                           $8.00
----------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $810 and 100 shares of beneficial interest outstanding)
                                                                           $8.10

See accompanying Notes to Financial Statements.

        15 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

STATEMENT OF OPERATIONS For the Year Ended November 30, 2002
--------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign withholding taxes of $2,919)               $ 192,958
--------------------------------------------------------------------------------
Interest                                                                60,190
                                                                   -------------
Total investment income                                                253,148

--------------------------------------------------------------------------------
Expenses
Management fees                                                        238,043
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 12,376
Class B                                                                 34,095
Class C                                                                 57,794
Class N                                                                 15,207
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                 40,614
Class B                                                                 15,879
Class C                                                                 24,684
Class N                                                                 13,454
Class Y                                                                    863
--------------------------------------------------------------------------------
Shareholder reports                                                     22,805
--------------------------------------------------------------------------------
Trustees' compensation                                                   4,126
--------------------------------------------------------------------------------
Custodian fees and expenses                                                236
--------------------------------------------------------------------------------
Other                                                                   14,996
                                                                   -------------
Total expenses                                                         495,172
Less voluntary reimbursement of expenses                               (44,330)
Less voluntary waiver of transfer and shareholder servicing
agent fees--Classes A, B, C and N                                      (16,433)
Less voluntary waiver of transfer and shareholder servicing
agent fees--Class Y                                                       (863)
                                                                   -------------
Net expenses                                                           433,546
--------------------------------------------------------------------------------
Net Investment Loss                                                   (180,398)

--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments                                                         (2,085,922)
Foreign currency transactions                                              729
                                                                   -------------
Net realized loss                                                   (2,085,193)
--------------------------------------------------------------------------------
Net change in unrealized depreciation on:
Investments                                                         (1,552,018)
Translation of assets and liabilities denominated in
foreign currencies                                                        (253)
Net change                                                          (1,552,271)
                                                                   -------------
Net realized and unrealized loss                                    (3,637,464)

--------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations               $(3,817,862)
                                                                   =============

See accompanying Notes to Financial Statements.

        16 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended November 30,                                     2002        2001 1
--------------------------------------------------------------------------------
Operations
Net investment income (loss)                         $  (180,398)  $   103,450
--------------------------------------------------------------------------------
Net realized loss                                     (2,085,193)     (384,050)
--------------------------------------------------------------------------------
Net change in unrealized depreciation                 (1,552,271)     (337,586)
                                                     ---------------------------
Net decrease in net assets resulting from operations  (3,817,862)     (618,186)

--------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders Dividends from net investment income:
Class A                                                  (82,700)           --
Class B                                                  (14,442)           --
Class C                                                  (28,229)           --
Class N                                                   (8,740)           --
Class Y                                                      (11)           --

--------------------------------------------------------------------------------
Beneficial Interest Transactions Net increase in net assets resulting from beneficial interest transactions:
Class A                                                  143,096     9,139,908
Class B                                                2,802,559     2,154,215
Class C                                                4,079,221     3,823,011
Class N                                                5,419,588       662,039
Class Y                                                       --            --

--------------------------------------------------------------------------------
Net Assets
Total increase                                         8,492,480    15,160,987
--------------------------------------------------------------------------------
Beginning of period                                   15,177,987        17,000 2
                                                     ---------------------------
End of period [including accumulated net investment
income of $105,757 for the period ended November 30,
2001]                                                $23,670,467   $15,177,987
                                                     ===========================

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001. 2. Reflects the value of the Manager's initial seed money investment at
December 22, 2000.

See accompanying Notes to Financial Statements.

        17 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

FINANCIAL HIGHLIGHTS

                                                         Class A           Class B           Class C
                                                            Year              Year              Year
                                                           Ended             Ended             Ended
                                                        Nov. 30,          Nov. 30,          Nov. 30,
                                                  2002    2001 1    2002    2001 1    2002    2001 1
-----------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period           $  9.25   $10.00   $ 9.18   $10.00  $  9.18   $10.00
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (.06)      .08     (.07)     .04     (.07)     .03
Net realized and unrealized loss                (1.05)     (.83)   (1.09)    (.86)   (1.09)    (.85)
                                               ------------------------------------------------------
Total from investment operations                (1.11)     (.75)   (1.16)    (.82)   (1.16)    (.82)
-----------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income             (.09)       --     (.06)      --     (.07)      --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                  $8.05     $9.25    $7.96    $9.18    $7.95    $9.18
                                               ======================================================

-----------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2             (12.17)%   (7.50)% (12.75)%  (8.20)% (12.78)%  (8.20)%

-----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)       $6,775    $8,717   $4,325   $2,071   $6,872   $3,729
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $9,404    $6,384   $3,416   $1,075   $5,788   $1,427
-----------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                    (0.52)%    1.57%   (1.21)%   1.06%   (1.21)%   1.17%
Expenses                                         1.85%     1.59%    2.75%    2.54%    2.72%    2.55%
Expenses, net of voluntary reimbursement
of expenses and/or voluntary waiver of
transfer agent fees                              1.59%     1.59%    2.44%    2.39%    2.41%    2.38%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                           139%       55%     139%      55%     139%      55%

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

        18 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

                                                                       Class N            Class Y
                                                                          Year               Year
                                                                         Ended              Ended
                                                                      Nov. 30,           Nov. 30,
                                                                2002    2001 1     2002    2001 2
---------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period                          $ 9.21    $ 9.84   $ 9.26    $10.00
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                            .02       .03      .01       .12
Net realized and unrealized loss                               (1.14)     (.66)   (1.06)     (.86)
                                                              -------------------------------------
Total from investment operations                               (1.12)     (.63)   (1.05)     (.74)
---------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (.09)       --     (.11)       --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $8.00     $9.21    $8.10    $ 9.26
                                                              =====================================

---------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 3                            (12.30)%   (6.40)% (11.52)%   (7.40)%

---------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                      $5,698      $660       $1        $1
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)                             $3,055      $158       $1        $1
---------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                   (0.66)%    2.08%    0.10%     1.52%
Expenses                                                        2.23%     2.07%   87.59%   501.53%
Expenses, net of voluntary reimbursement of expenses
and/or voluntary waiver of transfer agent fees                  1.98%     1.89%    1.12%     1.30%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          139%       55%     139%       55%

1. For the period from March 1, 2001 (inception of offering) to November 30,
2001. 2. For the period from February 16, 2001 (inception of offering) to
November 30, 2001.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year. See accompanying Notes to
Financial Statements.

        19 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Select Managers Salomon Brothers All Cap Fund (the Fund), a series of Oppenheimer Select Managers, which operated under the name of Oppenheimer
Select Managers Salomon Brothers Capital Fund through April 30, 2002, is a non-diversified, open-end management investment company registered under the
Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds,
Inc. (the Manager). The Manager has entered into a sub-advisory agreement with
Salomon Brothers Asset Management, Inc. (the Sub-Advisor).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class
A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
Retirement plans that offer Class N shares may impose charges on those accounts.
Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates on the valuation date. Amounts related to the purchase and sale of foreign securities and investment income are translated at the prevailing exchange rates on the respective dates of such transactions.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held

        20 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

and reported with all other foreign currency gains and losses in the Fund's
Statement of Operations.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
    During the fiscal year ended November 30, 2002, the Fund did not utilize any capital loss carryforward.

As of November 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:
                           Expiring
                           --------------------
                           2009      $  167,424
                                 2010 2,019,897
                                Total $2,187,321
                                     ==========

As of November 30, 2002, the Fund had approximately $282,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss)
and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses)
as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of

        21 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $208,799, a decrease in overdistributed net investment income of $208,763, and a decrease in accumulated net realized loss on investments of $36. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the year ended November 30, 2002 and the period ended November 30, 2001 was as follows:
                                               Year Ended       Period Ended
                                        November 30, 2002  November 30, 2001

                  Distributions paid from:
                  Ordinary income                $134,122                $--
                  Long-term capital gain               --                 --
                  Return of capital                    --                 --
                                                 ---------------------------
                  Total                          $134,122                $--
                                                 ===========================
As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

        Accumulated net realized loss         $(2,469,193)
        Net unrealized depreciation            (1,889,857)
                                              ------------
        Total                                 $(4,359,050)
                                              ============

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

        22 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAPFUND

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                           Year Ended November 30, 2002  Period Ended November 30, 2001 1
                                               Shares            Amount           Shares           Amount
-----------------------------------------------------------------------------------------------------------

Class A
Sold                                          629,798       $ 5,376,405          957,273       $9,291,205
Dividends and/or
distributions reinvested                        4,288            39,537               --               --
Redeemed                                     (735,506)       (5,272,846)         (15,950)        (151,297)
                                             --------------------------------------------------------------
Net increase (decrease)                      (101,420)       $  143,096          941,323       $9,139,908
                                             ==============================================================

-----------------------------------------------------------------------------------------------------------
Class B
Sold                                          412,196       $ 3,515,598          241,090       $2,298,825
Dividends and/or
distributions reinvested                        1,486            13,648               --               --
Redeemed                                      (95,522)         (726,687)         (15,682)        (144,610)
                                             --------------------------------------------------------------
Net increase                                  318,160        $2,802,559          225,408       $2,154,215
                                             ==============================================================

-----------------------------------------------------------------------------------------------------------
Class C
Sold                                          680,933       $ 5,766,521          408,168       $3,842,581
Dividends and/or  distributions reinvested      2,928            26,858               --               --
Redeemed                                     (225,394)       (1,714,158)          (2,127)         (19,570)
                                             --------------------------------------------------------------
Net increase                                  458,467        $4,079,221          406,041       $3,823,011
                                             ==============================================================

-----------------------------------------------------------------------------------------------------------
Class N
Sold                                          781,100       $ 6,523,549           72,245       $  667,732
Dividends and/or  distributions reinvested        951             8,731               --               --
Redeemed                                     (141,274)       (1,112,692)            (633)          (5,693)
                                             --------------------------------------------------------------
Net increase                                  640,777        $5,419,588           71,612       $  662,039
                                             ==============================================================

-----------------------------------------------------------------------------------------------------------
Class Y
Sold                                               --       $        --               --       $       --
Dividends and/or
 distributions reinvested                          --                --               --               --
Redeemed                                           --                --               --               --
                                             --------------------------------------------------------------
Net increase (decrease)                            --       $        --               --       $       --
                                             ==============================================================

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001, for Class A, B, C and Y shares and for the period from March 1, 2001
(inception of offering) to November 30, 2001, for Class N shares.
--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2002, were
$36,483,792 and $24,209,558, respectively.

        23 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities Continued

As of November 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $25,482,599 was composed of:

         Gross unrealized appreciation          $ 1,405,691
         Gross unrealized depreciation           (3,295,548)
                                                ------------
         Net unrealized depreciation            $(1,889,857)
                                                ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.
--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.10% of the first $100 million of average annual net assets of the Fund and 1.00% of average annual net assets in excess of $100 million. The Manager has voluntarily undertaken to assume certain Fund expenses. The Manager reserves the right to amend or terminate that expense assumption at any time.
--------------------------------------------------------------------------------
Sub-Advisor Fees. The Manager has retained Salomon Brothers Asset Management,
Inc. as the Sub-Advisor to provide the day-to-day portfolio management of the
Fund. For the year ended November 30, 2002, the Manager paid $125,900 to the
Sub-Advisor.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund.
The Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% for all classes. Effective November 1, 2002,
Class Y shares were changed from 0.25% to 0.35%. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

        24 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate        Class A     Concessions      Concessions    Concessions        Concessions
                        Front-End      Front-End      on Class A       on Class B     on Class C         on Class N
                    Sales Charges  Sales Charges          Shares           Shares         Shares             Shares
                       on Class A    Retained by     Advanced by      Advanced by    Advanced by        Advanced by
Year Ended                 Shares    Distributor   Distributor 1    Distributor 1  Distributor 1      Distributor 1
-------------------------------------------------------------------------------------------------------------------

November 30, 2002         $62,590        $21,424          $7,615          $91,244        $48,537            $49,699

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.
                        Class A          Class B        Class C          Class N
                     Contingent       Contingent     Contingent       Contingent
                       Deferred         Deferred       Deferred         Deferred
                  Sales Charges    Sales Charges  Sales Charges    Sales Charges
                    Retained by      Retained by    Retained by      Retained by
Year Ended          Distributor      Distributor    Distributor      Distributor
--------------------------------------------------------------------------------
November 30, 2002           $--           $8,641         $2,017           $3,541

--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. For the year ended November 30, 2002, payments under the Class A Plan totaled $12,376, all of which were paid by the Distributor to recipients, and included $814 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the
Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended November 30, 2002, were as follows:

                                                                   Distributor's
                                                 Distributor's        Aggregate
                                                     Aggregate     Unreimbursed
                           Unreimbursed Expenses as %
               Total Payments  Amount Retained        Expenses    of Net Assets
                   Under Plan   by Distributor      Under Plan         of Class
--------------------------------------------------------------------------------
 Class B Plan         $34,095          $30,715        $163,386             3.78%
 Class C Plan          57,794           38,465         121,309             1.77
 Class N Plan          15,207            5,770          99,503             1.75

--------------------------------------------------------------------------------
5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to

        25 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
5. Foreign Currency Contracts Continued

settle specific purchases or sales of securities denominated in a foreign currency and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

--------------------------------------------------------------------------------
6. Borrowing and Lending Arrangements
Bank Borrowings. Until November 12, 2002, the Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a
$400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
--------------------------------------------------------------------------------
Interfund Borrowing and Lending Arrangements. Effective November 12, 2002, the
following interfund borrowing and lending arrangements went into effect.
Consistent with its fundamental policies and pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex. Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments. Implementation of interfund lending will be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order. There is a risk that a borrowing fund could have a loan called on one day's notice. In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another
Oppenheimer fund. When the Fund lends assets to another affiliated fund, the
Fund is subject to the risk that the borrowing fund fails to repay the loan.

    The Fund had no borrowing or lending arrangements outstanding during the year ended or at November 30, 2002.

        26 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 To the Board of Trustees and Shareholders of Oppenheimer Select Managers
 Gartmore Millennium Growth Fund II:

 We have audited the accompanying statement of assets and liabilities of
 Oppenheimer Select Managers Gartmore Millennium Growth Fund II, which is a series of Oppenheimer Select Managers, including the statement of investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer Select Managers Gartmore Millennium Growth Fund II as of November
 30, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

 /s/ Deloitte & Touche LLP
 -------------------------
 Deloitte & Touche LLP

 Denver, Colorado
 December 20, 2002

STATEMENT OF INVESTMENTS

                                                   Market Value
                                          Shares     See Note 1
----------------------------------------------------------------
 Common Stocks--104.4%
----------------------------------------------------------------
 Consumer Discretionary--19.9%
----------------------------------------------------------------
 Auto Components--1.5%
 CarMax, Inc. 1                            1,913    $    37,686
----------------------------------------------------------------
 Gentex Corp. 1                              472         14,165
                                                    ------------
                                                         51,851

----------------------------------------------------------------
 Hotels, Restaurants & Leisure--3.4%
 CBRL Group, Inc.                            807         21,999
----------------------------------------------------------------
 Cheesecake Factory, Inc. (The) 1          1,021         36,409
----------------------------------------------------------------
 Darden Restaurants, Inc.                    938         20,289
----------------------------------------------------------------
 International Game Technology 1             310         23,901
----------------------------------------------------------------
 Yum! Brands, Inc. 1                         712         17,024
                                                    ------------
                                                        119,622

----------------------------------------------------------------
 Household Durables--1.4%
 Mohawk Industries, Inc. 1                   353         21,748
----------------------------------------------------------------
 Newell Rubbermaid, Inc.                     877         27,819
                                                    ------------
                                                         49,567

----------------------------------------------------------------
 Internet & Catalog Retail--2.0%
 Amazon.com, Inc. 1                        1,520         35,492
----------------------------------------------------------------
 eBay, Inc. 1                                510         35,149
                                                    ------------
                                                         70,641

----------------------------------------------------------------
 Media--2.0%
 Getty Images, Inc. 1                        859         25,658
----------------------------------------------------------------
 Insight Communications Co., Inc. 1        1,427         19,764
----------------------------------------------------------------
 Regal Entertainment Group                 1,212         27,391
                                                    ------------
                                                         72,813

----------------------------------------------------------------
 Multiline Retail--1.3%
 99 Cents Only Stores 1                      714         19,970
----------------------------------------------------------------
 Family Dollar Stores, Inc.                  920         27,131
                                                    ------------
                                                         47,101

----------------------------------------------------------------
 Specialty Retail--8.3%
 Advance Auto Parts, Inc. 1                  604         31,136
----------------------------------------------------------------
 AutoZone, Inc. 1                            280         22,876
----------------------------------------------------------------
 Bed Bath & Beyond, Inc. 1                 1,890         65,564
----------------------------------------------------------------
 GameStop Corp. 1                          3,487         64,858
----------------------------------------------------------------
 Guitar Center, Inc. 1                     1,190         23,753
----------------------------------------------------------------
 Rent-A-Center, Inc. 1                       309         15,354
----------------------------------------------------------------
 Tiffany & Co.                               657         18,646
----------------------------------------------------------------
 TJX Cos., Inc. (The)                        874         17,104
----------------------------------------------------------------
 Tractor Supply Co. 1                        448         19,926
----------------------------------------------------------------
 Williams-Sonoma, Inc. 1                     683         17,990
                                                    ------------
                                                        297,207

                                                   Market Value
                                          Shares     See Note 1
----------------------------------------------------------------
 Consumer Staples--3.2%
----------------------------------------------------------------
 Beverages--1.3%
 Constellation Brands, Inc., Cl. A 1         920    $    21,638
----------------------------------------------------------------
 Pepsi Bottling Group, Inc. (The)            827         23,752
                                                    ------------
                                                         45,390

----------------------------------------------------------------
 Food & Drug Retailing--0.8%
 Whole Foods Market, Inc. 1                  557         29,604
----------------------------------------------------------------
 Food Products--1.1%
 Wrigley, William Jr. Co.                    720         38,729
----------------------------------------------------------------
 Energy--4.0%
----------------------------------------------------------------
 Energy Equipment & Services--2.3%
 Nabors Industries Ltd. 1                    580         20,532
----------------------------------------------------------------
 Pride International, Inc. 1               2,160         30,197
----------------------------------------------------------------
 Smith International, Inc. 1                 936         31,824
                                                    ------------
                                                         82,553

----------------------------------------------------------------
 Oil & Gas--1.7%
 Burlington Resources, Inc.                  596         25,104
----------------------------------------------------------------
 Noble Energy, Inc.                          947         35,048
                                                    ------------
                                                         60,152

----------------------------------------------------------------
 Financials--7.7%
----------------------------------------------------------------
 Banks--2.3%
 Charter One Financial, Inc.                 755         22,726
----------------------------------------------------------------
 Investors Financial Services Corp.          577         20,183
----------------------------------------------------------------
 Synovus Financial Corp.                   1,840         38,327
                                                    ------------
                                                         81,236

----------------------------------------------------------------
 Diversified Financials--3.3%
 Federated Investors, Inc., Cl. B            679         18,367
----------------------------------------------------------------
 Moody's Corp.                               589         25,928
----------------------------------------------------------------
 Portfolio Recovery Associates, Inc. 1     2,283         40,158
----------------------------------------------------------------
 SLM Corp.                                   337         32,935
                                                    ------------
                                                        117,388

----------------------------------------------------------------
 Insurance--1.4%
 AMBAC Financial Group, Inc.                 806         50,383
----------------------------------------------------------------
 Real Estate--0.7%
 Host Marriott Corp. 1                     2,767         25,318
----------------------------------------------------------------
 Health Care--23.8%
----------------------------------------------------------------
 Biotechnology--3.1%
 Biogen, Inc. 1                              510         22,573
----------------------------------------------------------------
 Gilead Sciences, Inc. 1                     715         28,185
----------------------------------------------------------------
 IDEC Pharmaceuticals Corp. 1                610         20,069
----------------------------------------------------------------
 Medimmune, Inc. 1                         1,120         29,546
----------------------------------------------------------------
 Millennium Pharmaceuticals, Inc. 1          920          9,209
                                                    ------------
                                                        109,582

6 OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

                                                   Market Value
                                          Shares     See Note 1
----------------------------------------------------------------
 Health Care Equipment & Supplies--6.9%
 Biomet, Inc.                              1,530    $    42,075
----------------------------------------------------------------
 Boston Scientific Corp. 1                   602         25,284
----------------------------------------------------------------
 Dentsply International, Inc.                786         26,370
----------------------------------------------------------------
 ResMed, Inc. 1                            1,127         36,526
----------------------------------------------------------------
 St. Jude Medical, Inc. 1                  1,100         38,302
----------------------------------------------------------------
 Stryker Corp.                               506         31,296
----------------------------------------------------------------
 Varian Medical Systems, Inc. 1              572         26,707
----------------------------------------------------------------
 Zimmer Holdings, Inc. 1                     540         20,326
                                                    ------------
                                                        246,886

----------------------------------------------------------------
 Health Care Providers & Services--11.2%
 Advisory Board Co. (The) 1                  546         16,926
----------------------------------------------------------------
 AmerisourceBergen Corp.                     250         14,505
----------------------------------------------------------------
 Anthem, Inc. 1                              303         17,953
----------------------------------------------------------------
 Caremark Rx, Inc. 1                         920         16,247
----------------------------------------------------------------
 Community Health Systems, Inc.            1,486         30,537
----------------------------------------------------------------
 Express Scripts, Inc. 1                     564         28,544
----------------------------------------------------------------
 First Health Group Corp. 1                  716         17,084
----------------------------------------------------------------
 Health Management Assn., Inc., Cl. A      1,084         19,002
----------------------------------------------------------------
 ICON plc, Sponsored ADR 1                 1,757         40,938
----------------------------------------------------------------
 Laboratory Corp. of America Holdings 1      596         14,304
----------------------------------------------------------------
 McKesson Corp.                              648         16,796
----------------------------------------------------------------
 Medical Staffing Network
 Holdings, Inc. 1                          1,033         16,993
----------------------------------------------------------------
 Pharmaceutical Product
 Development, Inc. 1                       1,020         30,549
----------------------------------------------------------------
 Priority Healthcare Corp., Cl. B 1        1,377         30,322
----------------------------------------------------------------
 Schein (Henry), Inc. 1                      334         14,215
----------------------------------------------------------------
 Triad Hospitals, Inc. 1                     884         26,653
----------------------------------------------------------------
 Universal Health Services, Inc., Cl. B 1    410         18,347
----------------------------------------------------------------
 WellPoint Health Networks, Inc. 1           447         29,426
                                                    ------------
                                                        399,341

----------------------------------------------------------------
 Pharmaceuticals--2.6%
 Allergan, Inc.                              550         32,334
----------------------------------------------------------------
 Barr Laboratories, Inc. 1                   161         10,631
----------------------------------------------------------------
 IVAX Corp. 1                              1,037         14,010
----------------------------------------------------------------
 Medicis Pharmaceutical Corp., Cl. A 1       391         18,084
----------------------------------------------------------------
 Watson Pharmaceuticals, Inc. 1              610         18,294
                                                    ------------
                                                         93,353

----------------------------------------------------------------
 Industrials--15.7%
----------------------------------------------------------------
 Aerospace & Defense--0.4%
 InVision Technologies, Inc. 1               510         14,755
----------------------------------------------------------------
 Airlines--1.0%
 JetBlue Airways Corp. 1                     988         36,576
----------------------------------------------------------------
 Building Products--1.0%
 Masco Corp.                               1,784         35,983

                                                   Market Value
                                          Shares     See Note 1
----------------------------------------------------------------
 Commercial Services & Supplies--11.0%
 Administaff, Inc. 1                       2,287    $    15,552
----------------------------------------------------------------
 Apollo Group, Inc., Cl. A 1                 775         31,969
----------------------------------------------------------------
 Automatic Data Processing, Inc.             400         17,388
----------------------------------------------------------------
 BISYS Group, Inc. (The) 1                   604         12,249
----------------------------------------------------------------
 Career Education Corp. 1                    323         12,568
----------------------------------------------------------------
 CheckFree Corp. 1                         1,120         21,941
----------------------------------------------------------------
 ChoicePoint, Inc. 1                       1,046         39,309
----------------------------------------------------------------
 Cintas Corp.                                510         25,740
----------------------------------------------------------------
 Corporate Executive Board Co. 1             503         16,599
----------------------------------------------------------------
 First Data Corp.                            510         17,666
----------------------------------------------------------------
 Fiserv, Inc. 1                            1,330         45,114
----------------------------------------------------------------
 H&R Block, Inc.                           1,001         38,368
----------------------------------------------------------------
 Iron Mountain, Inc. 1                       883         29,218
----------------------------------------------------------------
 Stericycle, Inc. 1                          978         32,586
----------------------------------------------------------------
 Weight Watchers International, Inc. 1       762         34,480
                                                    ------------
                                                        390,747

----------------------------------------------------------------
 Electrical Equipment--0.5%
 AU Optronics Corp., ADR 1                 2,400         16,464
----------------------------------------------------------------
 Machinery--1.5%
 Danaher Corp.                               410         25,764
----------------------------------------------------------------
 SureBeam Corp., Cl. A 1                   5,310         28,621
                                                    ------------
                                                         54,385

----------------------------------------------------------------
 Trading Companies & Distributors--0.3%
 Fastenal Co.                                310         11,076
----------------------------------------------------------------
 Information Technology--27.7%
----------------------------------------------------------------
 Communications Equipment--3.3%
 3Com Corp. 1                              3,600         18,540
----------------------------------------------------------------
 Avaya, Inc. 1                             6,900         20,010
----------------------------------------------------------------
 CommScope, Inc. 1                         1,000          9,000
----------------------------------------------------------------
 Comverse Technology, Inc. 1               1,300         15,756
----------------------------------------------------------------
 JDS Uniphase Corp. 1                      2,700          9,207
----------------------------------------------------------------
 Sycamore Networks, Inc. 1                 5,600         17,360
----------------------------------------------------------------
 Tellabs, Inc. 1                           3,000         26,610
                                                    ------------
                                                        116,483

----------------------------------------------------------------
 Computers & Peripherals--3.9%
 ATI Technologies, Inc. 1                  4,600         37,122
----------------------------------------------------------------
 Dell Computer Corp. 1                       720         20,592
----------------------------------------------------------------
 Lexmark International, Inc., Cl. A 1        200         13,228
----------------------------------------------------------------
 Pinnacle Systems, Inc. 1                  1,600         22,608
----------------------------------------------------------------
 SanDisk Corp. 1                           1,200         33,300
----------------------------------------------------------------
 Sigma Designs, Inc. 1                     2,600         10,501
                                                    ------------
                                                        137,351

7 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

STATEMENT OF INVESTMENTS  Continued

                                                   Market Value
                                          Shares     See Note 1
----------------------------------------------------------------
 Electronic Equipment & Instruments--3.2%
 Fisher Scientific International, Inc. 1   1,140     $   34,155
----------------------------------------------------------------
 PerkinElmer, Inc.                         3,600         30,816
----------------------------------------------------------------
 ScanSource, Inc. 1                          356         25,988
----------------------------------------------------------------
 Waters Corp. 1                              904         24,227
                                                    ------------
                                                        115,186

----------------------------------------------------------------
 Internet Software & Services--1.0%
 Ameritrade Holding Corp. 1                3,300         16,995
----------------------------------------------------------------
 Yahoo!, Inc. 1                            1,100         20,097
                                                    ------------
                                                         37,092

----------------------------------------------------------------
 IT Consulting & Services--1.7%
 Anteon International Corp. 1                720         16,812
----------------------------------------------------------------
 MPS Group, Inc. 1                         2,660         15,960
----------------------------------------------------------------
 Unisys Corp. 1                            2,500         28,000
                                                    ------------
                                                         60,772

----------------------------------------------------------------
 Office Electronics--0.6%
 Zebra Technologies Corp., Cl. A 1           351         22,541
----------------------------------------------------------------
 Semiconductor Equipment & Products--6.0%
 Altera Corp. 1                            1,500         21,795
----------------------------------------------------------------
 Analog Devices, Inc. 1                      320          9,821
----------------------------------------------------------------
 ChipPAC, Inc. 1                           4,600         20,796
----------------------------------------------------------------
 Linear Technology Corp.                   1,020         33,895
----------------------------------------------------------------
 National Semiconductor Corp. 1            1,400         28,420
----------------------------------------------------------------
 Skyworks Solutions, Inc. 1                4,460         53,743
----------------------------------------------------------------
 Taiwan Semiconductor
 Manufacturing Co. Ltd., ADR               4,900         45,080
                                                    ------------
                                                        213,550

----------------------------------------------------------------
 Software--8.0%
 Adobe Systems, Inc.                         700         20,671
----------------------------------------------------------------
 Autodesk, Inc.                            1,200         18,588
----------------------------------------------------------------
 BEA Systems, Inc. 1                       1,300         14,378
----------------------------------------------------------------
 Cadence Design Systems, Inc. 1            1,120         16,150
----------------------------------------------------------------
 Electronic Arts, Inc. 1                     610         41,395
----------------------------------------------------------------
 Informatica Corp. 1                       2,600         17,940
----------------------------------------------------------------
 Intuit, Inc. 1                              500         26,970
----------------------------------------------------------------
 Network Associates, Inc. 1                1,220         22,265
----------------------------------------------------------------
 SAP AG (Systeme, Anwendungen,
 Produkte in der Datenverarbeitung),
 Sponsored ADR                               820         18,245
----------------------------------------------------------------
 Symantec Corp. 1                            800         34,984
----------------------------------------------------------------
 Take-Two Interactive Software, Inc. 1       600         17,958
----------------------------------------------------------------
 Veritas Software Corp. 1                  1,900         34,542
                                                    ------------
                                                        284,086

                                                   Market Value
                                          Shares     See Note 1
----------------------------------------------------------------
 Materials--1.9%
----------------------------------------------------------------
 Chemicals--1.4%
 Ecolab, Inc.                                586    $    29,106
----------------------------------------------------------------
 International Flavors & Fragrances, Inc.    691         22,817
                                                    ------------
                                                         51,923

----------------------------------------------------------------
 Metals & Mining--0.5%
 Nucor Corp.                                 363         18,237
----------------------------------------------------------------
 Telecommunication Services--0.5%
----------------------------------------------------------------
 Wireless Telecommunication Services--0.5%
 Vodafone Group plc, Sponsored ADR         1,000         18,750
                                                    ------------
 Total Common Stocks (Cost $3,686,118)                3,724,674

----------------------------------------------------------------
 Total Investments, at Value
 (Cost $3,686,118)                         104.4%     3,724,674
----------------------------------------------------------------
 Liabilities in Excess of Other Assets      (4.4)      (158,564)
                                           ---------------------
 Net Assets                                100.0%   $ 3,566,110
                                           =====================

Footnotes to Statement of Investments

1. Non-income producing security.

See accompanying Notes to Financial Statements.

8 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

STATEMENT OF ASSETS AND LIABILITIES November 30, 2002

-----------------------------------------------------------------------------------------
 Assets

 Investments, at value (cost $3,686,118)--see accompanying statement         $ 3,724,674
-----------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                183,601
 Interest and dividends                                                              754
 Shares of beneficial interest sold                                                  458
 Other                                                                               846
                                                                             ------------
 Total assets                                                                  3,910,333

-----------------------------------------------------------------------------------------
 Liabilities
 Bank overdraft                                                                   86,049
-----------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                           238,636
 Shareholder reports                                                               9,963
 Legal, auditing and other professional fees                                       7,659
 Transfer and shareholder servicing agent fees                                       569
 Trustees' compensation                                                              321
 Distribution and service plan fees                                                  210
 Other                                                                               816
                                                                             ------------
 Total liabilities                                                               344,223

-----------------------------------------------------------------------------------------
 Net Assets                                                                  $ 3,566,110
                                                                             ============

-----------------------------------------------------------------------------------------
 Composition of Net Assets
 Paid-in capital                                                             $ 5,783,279
-----------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                     (2,255,725)
-----------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                       38,556
                                                                             ------------
 Net Assets                                                                  $ 3,566,110
                                                                             ============

9 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

STATEMENT OF ASSETS AND LIABILITIES Continued

-----------------------------------------------------------------------------------------

 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share
 (based on net assets of $3,147,846 and 545,996
 shares of beneficial interest outstanding)                                        $5.77
 Maximum offering price per share (net asset value
 plus sales charge of 5.75% of offering price)                                     $6.12
-----------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $193,490 and
 34,012
 shares of beneficial interest outstanding)                                        $5.69
-----------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $156,099 and
 27,452
 shares of beneficial interest outstanding)                                        $5.69
-----------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $68,096 and
 11,882
 shares of beneficial interest outstanding)                                        $5.73
-----------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net assets of $579 and 100 shares
 of beneficial interest outstanding)                                               $5.79

 See accompanying Notes to Financial Statements.

10 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

STATEMENT OF OPERATIONS For the Year Ended November 30, 2002

--------------------------------------------------------------------------------
 INVESTMENT INCOME
 Dividends (net of foreign withholding taxes of $61)               $     9,524
--------------------------------------------------------------------------------
 Interest                                                                3,247
                                                                   -------------
 Total investment income                                                12,771

--------------------------------------------------------------------------------
 Expenses
 Management fees                                                        46,707
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                   593
 Class B                                                                 1,479
 Class C                                                                 1,309
 Class N                                                                   251
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                 4,697
 Class B                                                                   849
 Class C                                                                   547
 Class N                                                                   276
 Class Y                                                                   866
--------------------------------------------------------------------------------
 Shareholder reports                                                    18,055
--------------------------------------------------------------------------------
 Legal, auditing and other professional fees                            10,667
--------------------------------------------------------------------------------
 Trustees' compensation                                                  3,945
--------------------------------------------------------------------------------
 Custodian fees and expenses                                                82
--------------------------------------------------------------------------------
 Other                                                                   1,680
                                                                   -------------
 Total expenses                                                         92,003
 Less voluntary reimbursement of expenses                              (19,411)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Classes A, B, C and N                            (1,433)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class Y                                            (863)
                                                                   -------------
 Net expenses                                                           70,296

--------------------------------------------------------------------------------
 Net Investment Loss                                                   (57,525)

--------------------------------------------------------------------------------
 Realized and Unrealized Loss
 Net realized loss on investments                                     (885,171)
--------------------------------------------------------------------------------
 Net change in unrealized depreciation on investments                 (121,962)
                                                                   -------------
 Net realized and unrealized loss                                   (1,007,133)

--------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations              $(1,064,658)
                                                                   =============

 See accompanying Notes to Financial Statements.

11 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended November 30,                                      2002          2001 1
------------------------------------------------------------------------------------

 Operations
 Net investment loss                                   $   (57,525)    $   (37,343)
------------------------------------------------------------------------------------
 Net realized loss                                        (885,171)     (1,370,554)
------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)     (121,962)        160,518
                                                       -----------------------------
 Net decrease in net assets resulting from operations   (1,064,658)     (1,247,379)

------------------------------------------------------------------------------------
 Beneficial Interest Transactions Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                    79,719       5,282,582
 Class B                                                   133,805          88,164
 Class C                                                    79,667         118,917
 Class N                                                    50,078          28,215
 Class Y                                                        --              --

------------------------------------------------------------------------------------
 Net Assets
 Total increase (decrease)                                (721,389)      4,270,499
------------------------------------------------------------------------------------
 Beginning of period                                     4,287,499          17,000 2
                                                       -----------------------------
 End of period                                         $ 3,566,110     $ 4,287,499
                                                       =============================

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001. 2. Reflects the value of the Manager's initial seed money investment at
December 22, 2000.

 See accompanying Notes to Financial Statements.

12 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

FINANCIAL HIGHLIGHTS

                                                                   Class A                     Class B                     Class C
                                                                      Year                        Year                        Year
                                                                     Ended                       Ended                       Ended
                                                                  Nov. 30,                    Nov. 30,                    Nov. 30,
                                                        2002          2001 1        2002          2001 1        2002          2001 1
------------------------------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period                 $ 7.56        $10.00        $ 7.51        $10.00        $ 7.51        $10.00
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                    (.09)         (.07)         (.05)         (.14)         (.11)         (.04)
 Net realized and unrealized loss                      (1.70)        (2.37)        (1.77)        (2.35)        (1.71)        (2.45)
                                                     -------------------------------------------------------------------------------
 Total from investment operations                      (1.79)        (2.44)        (1.82)        (2.49)        (1.82)        (2.49)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $5.77        $ 7.56         $5.69        $ 7.51         $5.69        $ 7.51
                                                     ===============================================================================

------------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                   (23.68)%      (24.40)%      (24.23)%      (24.90)%      (24.23)%      (24.90)%

------------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)             $3,148        $4,046          $193          $ 95          $156          $114
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $3,560        $4,255          $148          $118          $131          $ 40
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                   (1.42)%       (1.04)%       (2.16)%       (1.93)%       (2.16)%       (1.93)%
 Expenses                                               2.24%         1.75%         3.66%         2.74%         3.51%         2.76%
 Expenses, net of voluntary reimbursement of expenses
 and/or voluntary waiver of transfer agent fees         1.73%         1.75%         2.77%         2.57%         2.79%         2.28%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 408%          370%          408%          370%          408%          370%

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year. See accompanying Notes to
Financial Statements.

13 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

FINANCIAL HIGHLIGHTS  Continued

                                                              Class N           Class Y
                                                                 Year              Year
                                                                Ended             Ended
                                                             Nov. 30,          Nov. 30,
                                                        2002   2001 1     2002   2001 2
-----------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period                 $ 7.53   $ 9.06   $ 7.57   $10.00
-----------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                    (.10)    (.03)    (.08)    (.05)
 Net realized and unrealized loss                      (1.70)   (1.50)   (1.70)   (2.38)
                                                    -------------------------------------
 Total from investment operations                      (1.80)   (1.53)   (1.78)   (2.43)
-----------------------------------------------------------------------------------------
 Net asset value, end of period                        $5.73    $7.53    $5.79    $7.57
                                                    =====================================

-----------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                   (23.90)% (16.89)% (23.51)% (24.30)%

-----------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                $68      $31       $1       $1
-----------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $50      $ 9       $1       $1
 Ratios to average net assets: 4
 Net investment loss                                   (1.67)%  (1.53)%  (0.80)%  (0.63)%
 Expenses                                               3.14%    2.27%   88.69%  501.80%
 Expenses, net of voluntary reimbursement of expenses
 and/or voluntary waiver of transfer agent fees         2.28%    1.74%    1.62%    1.45%
-----------------------------------------------------------------------------------------
 Portfolio turnover rate                                 408%     370%     408%     370%

1. For the period from March 1, 2001 (inception of offering) to November 30,
2001. 2. For the period from February 16, 2001 (inception of offering) to
November 30, 2001.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year. See accompanying Notes to
Financial Statements.

14 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Select Managers Gartmore Millennium Growth Fund II (the Fund), a
series of Oppenheimer Select Managers, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The
Fund's investment objective is to seek long-term capital appreciation. The
Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with Gartmore Mutual Fund Capital
Trust (the Sub-Advisor).
         The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
         The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
    During the fiscal year ended November 30, 2002, the Fund did not utilize any capital loss carryforward.

15 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 As of November 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                  Expiring
                  -------------------------------------
                  2009                       $1,370,554
                  2010                          880,670
                                             ----------
                  Total                      $2,251,224
                                             ==========

 As of November 30, 2002, the Fund had approximately $5,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Distributions to Shareholders. Net investment income (loss)
 and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 2002, amounts have been reclassified to reflect decrease in paid-in capital $57,525. Accumulated net investment loss was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
    No distributions were paid during the year ended November 30, 2002 and the period ended November 30, 2001.

 As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

                 Accumulated net realized loss        $(2,255,725)
                 Net unrealized appreciation               38,556
                                                      -----------
                 Total                                $(2,217,169)
                                                      ===========

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial state- ments and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

16 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            Year Ended November 30, 2002      Period Ended November 30, 2001 1
                                Shares            Amount              Shares            Amount
-----------------------------------------------------------------------------------------------

 Class A
 Sold                           30,084         $ 196,309             595,277        $5,822,887
 Redeemed                      (19,548)         (116,590)            (61,217)         (540,305)
                               ----------------------------------------------------------------
 Net increase                   10,536         $  79,719             534,060        $5,282,582
                               ================================================================
-----------------------------------------------------------------------------------------------
 Class B
 Sold                           42,282         $ 258,845              69,186        $  598,656
 Redeemed                      (20,912)         (125,040)            (56,644)         (510,492)
                               ----------------------------------------------------------------
 Net increase                   21,370         $ 133,805              12,542        $   88,164
                               ================================================================
-----------------------------------------------------------------------------------------------
 Class C
 Sold                           20,939         $ 138,980              15,134        $  119,151
 Redeemed                       (8,689)          (59,313)                (32)             (234)
                               ----------------------------------------------------------------
 Net increase                   12,250         $  79,667              15,102        $  118,917
                               ================================================================
-----------------------------------------------------------------------------------------------
 Class N
 Sold                            7,953         $  51,460               4,166        $   28,215
 Redeemed                         (237)           (1,382)                 --                --
                               ----------------------------------------------------------------
 Net increase                    7,716         $  50,078               4,166        $   28,215
                               ================================================================
-----------------------------------------------------------------------------------------------
 Class Y
 Sold                               --         $      --                  --        $       --
 Redeemed                           --                --                  --                --
                               ----------------------------------------------------------------
 Net increase (decrease)            --         $      --                  --        $       --
                               ================================================================

 1. For the period from February 16, 2001 (inception of offering) to November
 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001
 (inception of offering) to November 30, 2001, for Class N shares.

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2002, were $16,210,702 and $15,219,389, respectively.

 As of November 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $3,686,118 was composed of:

            Gross unrealized appreciation      $ 251,856
            Gross unrealized depreciation       (213,300)
                                               ---------
            Net unrealized appreciation        $  38,556
                                               =========

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

17 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.20% of the first $400 million of average annual net assets of the Fund, 1.10% of the next $400 million, and 1.00% of average annual net assets in excess of $800 million. The Manager has voluntarily undertaken to assume certain Fund expenses. The Manager reserves the right to amend or terminate that expense assumption at any time.
--------------------------------------------------------------------------------
Sub-Advisor Fees. The Manager has retained Gartmore Mutual Fund Capital Trust as the Sub-Advisor to provide the day-to-day portfolio management of the Fund. For the year ended November 30, 2002, the Manager paid $27,568 to the Sub-Advisor.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% for all classes. Effective November 1, 2002,
Class Y shares were changed from 0.25% to 0.35%. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                   Aggregate        Class A      Concessions       Concessions       Concessions      Concessions
                   Front-End      Front-End       on Class A        on Class B        on Class C       on Class N
               Sales Charges  Sales Charges           Shares            Shares            Shares           Shares
                  on Class A    Retained by      Advanced by       Advanced by       Advanced by      Advanced by
Year Ended            Shares    Distributor    Distributor 1     Distributor 1     Distributor 1    Distributor 1
-----------------------------------------------------------------------------------------------------------------

November 30, 2002     $2,876         $1,899               $7            $4,524              $926             $279

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                            Class A                   Class B                   Class C                   Class N
                                Contingent Deferred       Contingent Deferred       Contingent Deferred       Contingent Deferred
                                      Sales Charges             Sales Charges             Sales Charges             Sales Charges
                                        Retained by               Retained by               Retained by               Retained by
Year Ended                              Distributor               Distributor               Distributor               Distributor
----------------------------------------------------------------------------------------------------------------------------------

November 30, 2002                               $--                    $2,142                        $8                        $4

--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. For the year ended November 30, 2002, payments under the Class A Plan totaled $593, all of which were paid by the Distributor to recipients, and included $167 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the
Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

18 | OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

 Distribution fees paid to the Distributor for the year ended November 30, 2002, were as follows:

                                                                                                          Distributor's Aggregate
                                                                                 Distributor's Aggregate             Unreimbursed
                                      Total Payments           Amount Retained     Unreimbursed Expenses         Expenses as % of
                                          Under Plan            by Distributor                Under Plan      Net Assets of Class
----------------------------------------------------------------------------------------------------------------------------------

 Class B Plan                                 $1,479                    $1,339                   $41,203                    21.29%
 Class C Plan                                  1,309                     1,025                    41,624                    26.67
 Class N Plan                                    251                       236                     5,037                     7.40

--------------------------------------------------------------------------------
 5. Borrowing and Lending Arrangements
 Bank Borrowings. Until November 12, 2002, the Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
--------------------------------------------------------------------------------
 Interfund Borrowing and Lending Arrangements. Effective November 12, 2002, the
 following interfund borrowing and lending arrangements went into effect.
 Consistent with its fundamental policies and pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex. Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments. Implementation of interfund lending will be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order. There is a risk that a borrowing fund could have a loan called on one day's notice. In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund. When the Fund lends assets to another affiliated fund, the Fund is subject to the risk that the borrowing fund fails to repay the loan.
    The Fund had no borrowing or lending arrangements outstanding during the year ended or at November 30, 2002.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 To the Board of Trustees and Shareholders of Oppenheimer Select Managers
 Mercury Advisors S&P 500 Index Fund: We have audited the accompanying statement of assets and liabilities of Oppenheimer Select Managers Mercury Advisors S&P
 500 Index Fund, which is a series of Oppenheimer Select Managers, including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer Select Managers Mercury Advisors S&P 500 Index Fund as of December
 31, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

 /s/ Deloitte & Touche LLP
--------------------------
 Deloitte & Touche LLP

 Denver, Colorado
 February 19, 2003

26 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2002

--------------------------------------------------------------------------------
 Assets

 Investments in Master S&P 500 Index Series                         $28,596,226
--------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                     101,971
 Other                                                                    1,701
                                                                    ------------
 Total assets                                                        28,699,898

--------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Shares of beneficial interest redeemed                                  22,539
 Registration and filing fees                                            19,260
 Transfer and shareholder servicing agent fees                           16,879
 Distribution and service plan fees                                      16,307
 Legal, auditing and other professional fees                              3,198
 Trustees' compensation                                                     222
 Shareholder reports                                                         77
 Other                                                                   70,965
                                                                    ------------
 Total liabilities                                                      149,447

--------------------------------------------------------------------------------
 Net Assets                                                         $28,550,451
                                                                    ============

--------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in capital                                                    $34,322,883
--------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions            (1,194,777)
--------------------------------------------------------------------------------
 Net unrealized depreciation on investments                          (4,577,655)
                                                                    ------------
 Net Assets                                                         $28,550,451
                                                                    ============

12 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

--------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share
 (based on net assets of $6,334,062 and 935,227 shares
 of beneficial interest outstanding)                                       $6.77
 Maximum offering price per share (net asset value plus sales
 charge of 5.75% of offering price)                                        $7.18
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,183,602
 and 623,688  shares of beneficial interest outstanding)                   $6.71
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,952,056 and 738,703
 shares of beneficial interest outstanding)                                $6.70
--------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,079,891 and 1,940,897 shares of beneficial interest outstanding) $6.74
--------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share
 (based on net assets of $840 and 123 shares of beneficial
 interest outstanding)                                                     $6.83

 See accompanying Notes to Financial Statements.

13 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002

----------------------------------------------------------------------------------------------------------------------
 Net Investment Income Allocated from Master S&P 500 Index Series

 Investment Income                                                                                      $   365,180
----------------------------------------------------------------------------------------------------------------------
 Expenses                                                                                                     8,629
----------------------------------------------------------------------------------------------------------------------
 Net investment income from Master S&P 500 Index Series                                                     356,551

 Fund Income and Expenses
----------------------------------------------------------------------------------------------------------------------
 Investment Income
 Interest from short-term obligations                                                                            28

----------------------------------------------------------------------------------------------------------------------
 Expenses
 Distribution and service plan fees:
 Class A                                                                                                     12,489
 Class B                                                                                                     29,212
 Class C                                                                                                     35,829
 Class N                                                                                                     49,775
----------------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                                                     34,893
 Class B                                                                                                     19,283
 Class C                                                                                                     20,717
 Class N                                                                                                     53,988
 Class Y                                                                                                        452
----------------------------------------------------------------------------------------------------------------------
 Administrative fees                                                                                        108,266
----------------------------------------------------------------------------------------------------------------------
 Registration and filing fees                                                                                17,746
----------------------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                                         14,832
----------------------------------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                                                  5,362
----------------------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                                       4,312
----------------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                                      5
----------------------------------------------------------------------------------------------------------------------
 Other                                                                                                       84,265
                                                                                                     -----------------
 Total expenses                                                                                             491,426
 Less voluntary reimbursement of expenses                                                                  (156,115)
 Less voluntary waiver of transfer and shareholder servicing agent fees--
 Classes A, B, C and N                                                                                      (41,755)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class Y                               (446)
                                                                                                     -----------------
 Net expenses                                                                                               293,110

----------------------------------------------------------------------------------------------------------------------
 Net Investment Income                                                                                       63,469

----------------------------------------------------------------------------------------------------------------------
 Realized and Unrealized Loss Allocated from Master S&P 500 Index Series
 Net realized loss on investments                                                                          (929,632)
----------------------------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation on investments                                                    (4,893,113)
                                                                                                     -----------------
 Net realized and unrealized loss                                                                        (5,822,745)

----------------------------------------------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations                                                   $(5,759,276)
                                                                                                     =================

 See accompanying Notes to Financial Statements.

14 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended December 31,                                                           2002                 2001 1
---------------------------------------------------------------------------------------------------------------

 Operations
 Net investment income                                                      $    63,469          $     1,533
---------------------------------------------------------------------------------------------------------------
 Net realized loss                                                             (929,632)            (265,145)
---------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                        (4,893,113)             315,458
                                                                            -----------------------------------
 Net increase (decrease) in net assets resulting from operations             (5,759,276)              51,846

---------------------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders Dividends from net investment income:
 Class A                                                                        (23,993)                  --
 Class B                                                                             --                   --
 Class C                                                                             --                   --
 Class N                                                                        (43,513)                  --
 Class Y                                                                             (2)                  --

---------------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                      4,148,608            3,648,728
 Class B                                                                      3,813,804            1,206,748
 Class C                                                                      4,395,652            1,551,116
 Class N                                                                     10,658,816            4,884,686
 Class Y                                                                            (12)                 243

---------------------------------------------------------------------------------------------------------------
 Net Assets
 Total increase                                                              17,190,084           11,343,367
---------------------------------------------------------------------------------------------------------------
 Beginning of period                                                         11,360,367               17,000 2
                                                                            -----------------------------------
End of period [including accumulated net investment income of $1,533
 for the period ended December 31, 2001]                                    $28,550,451          $11,360,367
                                                                            ===================================

1. For the period from February 16, 2001 (inception of offering) to December 31,
2001. 2. Reflects the value of the Manager's initial seed money investment at
December 22, 2000.

See accompanying Notes to Financial Statements.

15 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

FINANCIAL HIGHLIGHTS

 Class A     Year Ended December 31                                                            2002             2001 1
-------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                                                       $  8.85             $10.00
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                                          .03                .01
 Net realized and unrealized loss                                                             (2.08)             (1.16)
                                                                                            -----------------------------
 Total from investment operations                                                             (2.05)             (1.15)
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                          (.03)                --
                                                                                            -----------------------------
 Net asset value, end of period                                                               $6.77              $8.85
                                                                                            =============================

-------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                                          (23.21)%           (11.50)%

-------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                                                    $6,334             $3,598
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                           $5,202             $1,397
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                                                         0.62%              0.33%
 Expenses                                                                                      2.03%              1.87%
 Expenses, net of voluntary reimbursement of expenses and/or
 voluntary waiver of transfer agent fees                                                       1.08%              0.99%
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 4                                                                     4.59%              3.21%

1. For the period from February 16, 2001 (inception of offering) to December 31,
2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Portfolio turnover rate is representative of the portfolio turnover rate of the Master S&P 500 Index Fund included elsewhere in this report.

See accompanying Notes to Financial Statements.

16 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

 Class B     Year Ended December 31                                                          2002              2001 1

----------------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period                                                      $ 8.80            $10.00
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                                           --              (.01)
 Net realized and unrealized loss                                                           (2.09)            (1.19)
                                                                                         -----------------------------
 Total from investment operations                                                           (2.09)            (1.20)
----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                          --                --
                                                                                         -----------------------------
 Net asset value, end of period                                                             $6.71             $8.80
                                                                                         =============================

----------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                                        (23.75)%          (12.00)%

----------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                                                  $4,184            $1,189
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                         $2,929             $ 468
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                                                        (0.10)%           (0.40)%
 Expenses                                                                                    2.78%             2.65%
 Expenses, net of voluntary reimbursement of expenses and/or
 voluntary waiver of transfer agent fees                                                     1.83%             1.68%
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 4                                                                   4.59%             3.21%

1. For the period from February 16, 2001 (inception of offering) to December 31,
2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Portfolio turnover rate is representative of the portfolio turnover rate of the Master S&P 500 Index Fund included elsewhere in this report.

See accompanying Notes to Financial Statements.

17 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

FINANCIAL HIGHLIGHTS  Continued

 Class C     Year Ended December 31                                                         2002            2001 1
-------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                                                     $ 8.79          $10.00
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                                          --            (.01)
 Net realized and unrealized loss                                                          (2.09)          (1.20)
                                                                                        ---------------------------
 Total from investment operations                                                          (2.09)          (1.21)
-------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                         --              --
                                                                                        ---------------------------
 Net asset value, end of period                                                            $6.70          $ 8.79
                                                                                        ===========================

-------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                                       (23.78)%        (12.10)%

-------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                                                 $4,952          $1,558
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                        $3,592          $  500
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                                                       (0.10)%         (0.39)%
 Expenses                                                                                   2.70%           2.64%
 Expenses, net of voluntary reimbursement of expenses and/or
 voluntary waiver of transfer agent fees                                                    1.80%           1.76%
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 4                                                                  4.59%           3.21%

1. For the period from February 16, 2001 (inception of offering) to December 31,
2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Portfolio turnover rate is representative of the portfolio turnover rate of the Master S&P 500 Index Fund included elsewhere in this report.

See accompanying Notes to Financial Statements.

18 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

 Class N     Year Ended December 31                                                       2002              2001 1
-------------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period                                                   $ 8.82            $ 9.54
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                                     .02                --
 Net realized and unrealized loss                                                        (2.08)             (.72)
                                                                                    -------------------------------
 Total from investment operations                                                        (2.06)             (.72)
-------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                     (.02)               --
                                                                                    -------------------------------
 Net asset value, end of period                                                          $6.74             $8.82
                                                                                    ===============================

-------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                                     (23.33)%           (7.55)%

-------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                                              $13,080            $5,014
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                     $ 9,977            $1,425
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                                                    0.38%             0.07%
 Expenses                                                                                 2.16%             2.14%
 Expenses, net of voluntary reimbursement of expenses and/or
 voluntary waiver of transfer agent fees                                                  1.29%             1.40%
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 4                                                                4.59%             3.21%

1. For the period from March 1, 2001 (inception of offering) to December 31,
2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Portfolio turnover rate is representative of the portfolio turnover rate of the Master S&P 500 Index Fund included elsewhere in this report.

See accompanying Notes to Financial Statements.

19 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

FINANCIAL HIGHLIGHTS  Continued

 Class Y     Year Ended  December 31                                                        2002               2001 1
----------------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period                                                     $ 8.90             $10.00
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                                       .07                .04
 Net realized and unrealized loss                                                          (2.12)             (1.14)
                                                                                        ------------------------------
 Total from investment operations                                                          (2.05)             (1.10)
----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                       (.02)                --
                                                                                        ------------------------------
 Net asset value, end of period                                                            $6.83              $8.90
                                                                                        ==============================

----------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                                       (23.06)%           (11.00)%

----------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                                                     $1                 $1
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                            $1                 $1
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                                                      0.80%              0.57%
 Expenses                                                                                  46.32%            384.04%
 Expenses, net of voluntary reimbursement of expenses and/or
 voluntary waiver of transfer agent fees                                                    0.83%              0.62%
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 4                                                                  4.59%              3.21%

1. For the period from February 16, 2001 (inception of offering) to December 31,
2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Portfolio turnover rate is representative of the portfolio turnover rate of the Master S&P 500 Index Fund included elsewhere in this report.

See accompanying Notes to Financial Statements.

20 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Select Managers Mercury S&P 500(R) Index Fund (the Fund) is a
 separate series of Oppenheimer Select Managers, a non-diversified, open-end management investment company registered under the Investment Company Act of
 1940, as amended. The Fund invests substantially all of its assets in the
 Master S&P 500 Index Series of the Quantitative Master Series Trust (the
 Trust), a registered open-end investment company that has the same goals as the
 Fund. The financial statements of the Trust are included elsewhere in this report and should be read with the Fund's financial statements. The percentage of the Trust owned by the Fund at December 31, 2002 was 1.67%. As of December
 31, 2002 the total return for the Master S&P 500 Index Fund was (22.22)%. The
 Fund's investment objective is to seek to match the performance of the Standard
 & Poor's 500 Composite Stock Price Index (the "S&P 500") as closely as possible before the deduction of Fund expenses. The Fund's administrator is
 OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class
 A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
 Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. The Fund's investment in the Trust is valued based on the daily reported net asset value of the Trust. Valuation of securities held by the Trust is discussed in the notes to Master S&P 500 Index Series included elsewhere in this report.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the
 Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.
 Therefore, no federal income tax provision is required, however, during the year ended December 31, 2002, the Fund paid a federal excise tax of $60.

 As of December 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:
                              Expiring
                              --------------------------
                              2009           $  200,753
                              2010              853,501
                                             ----------
                                             $1,054,254
                                             ==========

    During the fiscal year ended December 31, 2002, the Fund did not utilize any capital loss carryforward.

21 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $2,506. Overdistributed net investment income was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

 The tax character of distributions paid during the year ended December 31, 2002 and the period ended December 31, 2001 was as follows:
                                            Year Ended             Period Ended
                                     December 31, 2002        December 31, 2001
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                           $67,508                      $--
     Long-term capital gain                         --                       --
     Return of capital                              --                       --
                                               ---------------------------------
     Total                                     $67,508                      $--
                                               =================================

 As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:
     Accumulated net realized loss                        $(1,194,777)
     Net unrealized depreciation                           (4,577,655)
                                                          -----------
     Total                                                $(5,772,432)
                                                          ===========

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

22 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                         Year Ended December 31, 2002    Period Ended December 31, 2001 1
                                                            Shares             Amount            Shares          Amount
--------------------------------------------------------------------------------------------------------------------------

 Class A
 Sold                                                      780,715        $ 6,024,191           508,428      $4,545,635
 Dividends and/or distributions reinvested                   3,389             23,559                --              --
 Redeemed                                                 (255,444)        (1,899,142)         (103,261)       (896,907)
                                                      --------------------------------------------------------------------
 Net increase                                              528,660        $ 4,148,608           405,167      $3,648,728
                                                      ====================================================================

--------------------------------------------------------------------------------------------------------------------------
 Class B
 Sold                                                      616,148        $ 4,695,369           139,646      $1,247,649
 Dividends and/or distributions reinvested                      --                 --                --              --
 Redeemed                                                 (127,633)          (881,565)           (4,573)        (40,901)
                                                      --------------------------------------------------------------------
 Net increase                                              488,515        $ 3,813,804           135,073      $1,206,748
                                                      ====================================================================

--------------------------------------------------------------------------------------------------------------------------
 Class C
 Sold                                                      746,146        $ 5,682,782           196,810      $1,722,460
 Dividends and/or distributions reinvested                      --                 --                --              --
 Redeemed                                                 (184,645)        (1,287,130)          (19,708)       (171,344)
                                                      --------------------------------------------------------------------
 Net increase                                              561,501        $ 4,395,652           177,102      $1,551,116
                                                      ====================================================================

--------------------------------------------------------------------------------------------------------------------------
 Class N
 Sold                                                    1,916,160        $14,688,292           633,876      $5,457,358
 Dividends and/or distributions reinvested                   6,101             42,162                --              --
 Redeemed                                                 (549,800)        (4,071,638)          (65,440)       (572,672)
                                                      --------------------------------------------------------------------
 Net increase                                            1,372,461        $10,658,816           568,436      $4,884,686
                                                      ====================================================================

--------------------------------------------------------------------------------------------------------------------------
 Class Y
 Sold                                                           --        $        --                27      $      258
 Dividends and/or distributions reinvested                      --                 --                --              --
 Redeemed                                                       (2)               (12)               (2)            (15)
                                                      --------------------------------------------------------------------
 Net increase (decrease)                                        (2)       $       (12)               25      $      243
                                                      ====================================================================

 1. For the period from February 16, 2001 (inception of offering) to December
 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001
 (inception of offering) to December 31, 2001, for Class N shares.

--------------------------------------------------------------------------------
 3. Increases and Decreases of Investments in the Trust Increases and decreases in the Fund's investment in the Trust for the year ended December 31, 2002, were $41,113,812 and $24,007,760, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Administration Fees. Administration fees paid to the Manager were in accordance with the administration agreement with the Fund which provides for a fee of
 0.50% of the average annual net assets of the Fund. During the year ended
 December 31, 2002, the Fund paid $108,266 to the Manager for administration services.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund. The
 Fund pays OFS a $19.75 per account fee.

23 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued Additionally, Class Y shares are subject to minimum fees of $5,000 for
 assets of less than $10 million and $10,000 for assets of $10 million or more.
 The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
 Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
 Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                  Aggregate          Class A       Concessions       Concessions      Concessions       Concessions
                                  Front-End        Front-End        on Class A        on Class B       on Class C        on Class N
                              Sales Charges    Sales Charges            Shares            Shares           Shares            Shares
                                 on Class A      Retained by       Advanced by       Advanced by      Advanced by       Advanced by
 Year Ended                          Shares      Distributor     Distributor 1     Distributor 1    Distributor 1     Distributor 1
-----------------------------------------------------------------------------------------------------------------------------------

 December 31, 2002                  $71,413          $23,220           $11,364          $130,765          $48,663          $130,233

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                             Class A                   Class B                   Class C                    Class D
                                 Contingent Deferred       Contingent Deferred       Contingent Deferred        Contingent Deferred
                                       Sales Charges             Sales Charges             Sales Charges              Sales Charges
                                         Retained by               Retained by               Retained by                Retained by
 Year Ended                              Distributor               Distributor               Distributor                Distributor
------------------------------------------------------------------------------------------------------------------------------------

 December 31, 2002                                $--                   $4,358                    $2,608                    $27,006

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class
 A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. For the year ended December 31, 2002, payments under the Class A Plan totaled $12,489, all of which were paid by the
 Distributor to recipients, and included $540 paid to an affiliate of the
 Manager. Any unreimbursed expenses the Distributor incurs with respect to Class
 A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The
 Fund has adopted Distribution and Service Plans for Class B, Class C and Class
 N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the
 Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended December 31, 2002, were as follows:

                                                                                                                      Distributor's
                                                                                           Distributor's                  Aggregate
                                                                        Amount                 Aggregate               Unreimbursed
                                      Total Payments               Retained by              Unreimbursed           Expenses as % of
                                          Under Plan               Distributor       Expenses Under Plan        Net Assets of Class
------------------------------------------------------------------------------------------------------------------------------------

 Class B Plan                                $29,212                   $26,902                  $181,893                       4.35%
 Class C Plan                                 35,829                    30,578                   106,844                       2.16
 Class N Plan                                 49,775                    48,189                   392,192                       3.00

24 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

--------------------------------------------------------------------------------
 5. Bank Borrowings
 The Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus
 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The credit facility was terminated on November 12,
 2002.

25 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS S&P 500(R) INDEX FUND

Financial Statements for the Master S&P 500 Index Series

                                                               December 31, 2002

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                  Master S&P 500 Index Series
                  ------------------------------------------------------------------------------
                                                                          Shares
                  Issue                                                   Held           Value
================================================================================================

Common            3M Co. .....................................           82,794      $10,208,500
Stocks            ACE Limited ................................           57,710        1,693,211
                + ADC Telecommunications, Inc. ...............          152,555          318,840
                + The AES Corporation ........................          109,860          331,777
                  AFLAC Incorporated .........................          102,599        3,090,282
                  ALLTEL Corporation .........................           60,037        3,061,887
                + AMR Corporation ............................           31,905          210,573
                + AOL Time Warner Inc. .......................          929,484       12,176,240
                  AT&T Corp. .................................          154,092        4,023,342
                + AT&T Wireless Services Inc. ................          543,247        3,069,346
                  Abbott Laboratories ........................          325,517       13,020,680
                  Adobe Systems Incorporated .................           52,225        1,300,925
                  Adolph Coors Company (Class B) .............           10,483          642,084
                + Advanced Micro Devices, Inc. ...............           70,047          452,504
                  Aetna Inc. (New Shares) ....................           30,092        1,237,383
                + Agilent Technologies, Inc. .................           95,610        1,717,156
                  Air Products and Chemicals, Inc. ...........           46,947        2,006,984
                  Alberto-Culver Company (Class B) ...........           10,028          505,411
                  Albertson's, Inc. ..........................           84,366        1,877,987
                  Alcoa Inc. .................................          172,145        3,921,463
                  Allegheny Energy, Inc. .....................           31,520          238,291
                  Allegheny Technologies Incorporated ........           14,228           88,640
                  Allergan Inc. ..............................           29,364        1,691,954
                + Allied Waste Industries, Inc. ..............           40,578          405,780
                  The Allstate Corporation ...................          146,944        5,435,459
                + Altera Corporation .........................           85,790        1,058,649
                  Ambac Financial Group, Inc. ................           21,766        1,224,120
                  Amerada Hess Corporation ...................           20,467        1,126,708
                  Ameren Corporation .........................           28,381        1,179,798
                  American Electric Power Company, Inc. ......           76,920        2,102,224
                  American Express Company ...................          276,884        9,787,849
                + American Greetings Corporation
                    (Class A) ................................           13,116          207,233
                  American International Group, Inc. .........          543,907       31,465,020
                + American Power Conversion
                    Corporation ..............................           36,644          555,157
                + American Standard Companies, Inc. ..........           13,900          988,846
                  AmerisourceBergen Corporation ..............           24,943        1,354,654
                + Amgen Inc. .................................          266,247       12,870,380
                  AmSouth Bancorporation .....................           75,103        1,441,978
                  Anadarko Petroleum Corporation .............           49,061        2,350,022
                + Analog Devices, Inc. .......................           73,016        1,742,892
                + Andrew Corporation .........................           20,239          208,057
                  Anheuser-Busch Companies, Inc. .............          180,885        8,754,834
                + Anthem, Inc. ...............................           26,980        1,697,042
                  Aon Corporation ............................           57,385        1,084,003
                  Apache Corporation .........................           33,492        1,908,709
                + Apollo Group, Inc. (Class A) ...............           37,800        1,663,200
                + Apple Computer, Inc. .......................           78,617        1,126,582
                  Applera Corporation--Applied
                    Biosystems Group .........................           40,455          709,581
                + Applied Materials, Inc. ....................          335,476        4,371,252
                + Applied Micro Circuits Corporation .........           61,667          227,551
                  Archer-Daniels-Midland Company .............          134,934        1,673,182
                  Ashland Inc. ...............................           13,158          375,398
                  Autodesk, Inc. .............................           30,564          437,065
                  Automatic Data Processing, Inc. ............          120,680        4,736,690
                + AutoZone, Inc. .............................           22,777        1,609,195
                + Avaya Inc. .................................           55,782          136,666
                  Avery Dennison Corporation .................           22,658        1,383,951
                  Avon Products, Inc. ........................           48,680        2,622,392
                  The B.F. Goodrich Company ..................           20,987          384,482
                  BB&T Corporation ...........................           95,900        3,547,341
                + BJ Services Company ........................           34,600        1,117,926
                + BMC Software, Inc. .........................           46,520          795,957
                  Baker Hughes Incorporated ..................           64,944        2,090,547
                  Ball Corporation ...........................           11,280          577,423
                  Bank of America Corporation ................          315,813       21,971,110
                  The Bank of New York Company, Inc. .........          154,195        3,694,512
                  Bank One Corporation .......................          244,489        8,936,073
                  Bausch & Lomb Incorporated .................           14,987          539,532
                  Baxter International Inc. ..................          130,127        3,643,556
                  The Bear Stearns Companies Inc. ............           22,611        1,343,093
                  Becton, Dickinson and Company ..............           51,895        1,592,658
                + Bed Bath & Beyond Inc. .....................           64,824        2,238,373
                  BellSouth Corporation ......................          387,134       10,015,157
                  Bemis Company, Inc. ........................            9,868          489,749
                + Best Buy Co., Inc. .........................           71,046        1,715,761
                + Big Lots, Inc. .............................           23,595          312,162
                + Biogen, Inc. ...............................           33,666        1,348,660
                  Biomet, Inc. ...............................           58,235        1,669,015
                  The Black & Decker Corporation .............           19,642          842,445
                  The Boeing Company .........................          180,120        5,942,159
                  Boise Cascade Corporation ..................           11,024          278,025
                + Boston Scientific Corporation ..............           83,082        3,532,647
                  Bristol-Myers Squibb Company ...............          403,561        9,342,437
                + Broadcom Corporation (Class A) .............           60,881          916,868
                  Brown-Forman Corporation (Class B) .........           14,044          917,916
                  Brunswick Corporation ......................           17,764          352,793
                  Burlington Northern Santa Fe Corp. .........           79,194        2,059,836
                  Burlington Resources Inc. ..................           41,418        1,766,478
                  C.R. Bard, Inc. ............................           10,509          609,522
                + CIENA Corporation ..........................           92,895          477,480
                  CIGNA Corporation ..........................           30,796        1,266,332
                  CMS Energy Corporation .....................           41,914          395,668
                  CSX Corporation ............................           42,578        1,205,383
                  CVS Corporation ............................           80,218        2,003,043
                + Calpine Corporation ........................           76,560          249,586
                  Campbell Soup Company ......................           77,035        1,808,011
                  Capital One Financial Corporation ..........           43,867        1,303,727
                  Cardinal Health, Inc. ......................           93,791        5,551,489
                  Carnival Corporation .......................          118,180        2,948,591
                  Caterpillar Inc. ...........................           75,944        3,472,160
                + Cendant Corporation ........................          209,125        2,191,630
                  CenterPoint Energy, Inc. ...................           68,070          578,595
                  Centex Corporation .........................           15,234          764,747
                  CenturyTel, Inc. ...........................           25,977          763,204
                  The Charles Schwab Corporation .............          268,868        2,917,218
                  Charter One Financial, Inc. ................           45,995        1,321,436
                  ChevronTexaco Corporation ..................          225,450       14,987,916
                + Chiron Corporation .........................           42,334        1,591,758
                  The Chubb Corporation ......................           37,753        1,970,707
                  Cincinnati Financial Corporation ...........           29,511        1,108,138
                  Cinergy Corp. ..............................           31,828        1,073,240
                  Cintas Corporation .........................           35,002        1,601,342
                  Circuit City Stores--Circuit City Group ....           43,023          319,231
                + Cisco Systems, Inc. ........................        1,504,671       19,711,190
                  Citigroup Inc. .............................        1,070,236       37,661,605
                + Citizens Communications Company ............           50,618          534,020
                + Citrix Systems, Inc. .......................           38,705          476,846
                + Clear Channel Communications, Inc. .........          125,004        4,661,399
                  The Clorox Company .........................           52,298        2,157,292
                  The Coca-Cola Company ......................          517,128       22,660,549
                  Coca-Cola Enterprises Inc. .................           91,687        1,991,442
                  Colgate-Palmolive Company ..................          109,281        5,729,603
                + Comcast Corporation (Class A) ..............          326,544        7,696,642
                + Comcast Corporation (Special Class A) ......          151,805        3,429,275
                  Comerica Incorporated ......................           36,691        1,586,519
                  Computer Associates International, Inc. ....          119,012        1,606,662
                + Computer Sciences Corporation ..............           35,250        1,214,362
                + Compuware Corporation ......................           67,949          326,155
                + Comverse Technology, Inc. ..................           48,843          489,407
                  ConAgra, Inc. ..............................          102,478        2,562,975
                + Concord EFS, Inc. ..........................          104,939        1,651,740
                  ConocoPhillips .............................          138,889        6,720,839
                  Consolidated Edison, Inc. ..................           42,425        1,816,638
                  Constellation Energy Group .................           29,049          808,143
                + Convergys Corporation ......................           32,314          489,557
                  Cooper Industries, Ltd. (Class A) ..........           23,152          843,890
                  Cooper Tire & Rubber Company ...............           14,930          229,026
                + Corning Incorporated .......................          192,875          638,416
                + Costco Wholesale Corporation ...............          100,424        2,817,897
                  Countrywide Credit Industries, Inc. ........           28,478        1,470,889
                  Crane Co. ..................................           11,288          224,970
                  Cummins Engine Company, Inc. ...............           12,609          354,691
                  DTE Energy Company .........................           33,538        1,556,163
                  Dana Corporation ...........................           26,845          315,697
                  Danaher Corporation ........................           30,725        2,018,632
                  Darden Restaurants, Inc. ...................           41,707          852,908
                  Deere & Company ............................           53,298        2,443,713
                + Del Monte Foods Company ....................           11,316           87,133
                + Dell Computer Corporation ..................          540,516       14,453,398
                  Delphi Automotive Systems Corporation ......          110,625          890,531
                  Delta Air Lines, Inc. ......................           25,376          307,050
                  Deluxe Corporation .........................           13,636          574,076
                  Devon Energy Corporation ...................           28,758        1,319,992
                  Dillard's, Inc. (Class A) ..................           20,764          329,317
                  Dollar General Corporation .................           61,150          730,742
                  Dominion Resources, Inc. ...................           67,257        3,692,409
                  Dover Corporation ..........................           37,659        1,098,136
                  The Dow Chemical Company ...................          185,076        5,496,757
                  Dow Jones & Company, Inc. ..................           17,419          753,023
                  Duke Energy Corporation ....................          183,719        3,589,869
                  Dynegy Inc. (Class A) ......................           85,471          100,856
                  E.I. du Pont de Nemours and Company ........          206,973        8,775,655
                + EMC Corporation ............................          441,154        2,708,686
                  EOG Resources, Inc. ........................           22,670          904,986
                  Eastman Chemical Company ...................           15,750          579,127
                  Eastman Kodak Company ......................           66,153        2,318,001
                  Eaton Corporation ..........................           14,275        1,115,020
                + eBay Inc. ..................................           63,200        4,286,224
                  Ecolab Inc. ................................           25,507        1,262,596

                                      1 & 2

                                                               December 31, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                  Master S&P 500 Index Series (continued)
                  ------------------------------------------------------------------------------
                                                                          Shares
                  Issue                                                   Held           Value
================================================================================================

Common          + Edison International .......................           57,899      $   686,103
Stocks            El Paso Corporation ........................          131,915          918,128
(continued)     + Electronic Arts Inc. .......................           30,900        1,537,893
                  Electronic Data Systems Corporation ........          106,487        1,962,555
                  Eli Lilly and Company ......................          236,977       15,048,040
                  Emerson Electric Co. .......................           87,248        4,436,561
                  Engelhard Corporation ......................           23,197          518,453
                  Entergy Corporation ........................           42,355        1,930,964
                  Equifax Inc. ...............................           25,402          587,802
                  Equity Office Properties Trust .............           80,064        1,999,999
                  Equity Residential Properties Trust ........           55,840        1,372,547
                  Exelon Corporation .........................           68,764        3,628,676
                  Exxon Mobil Corporation++ ..................        1,401,612       48,972,323
                  FPL Group, Inc. ............................           39,507        2,375,556
                  Family Dollar Stores, Inc. .................           30,664          957,023
                  Fannie Mae .................................          207,273       13,333,872
                + Federated Department Stores, Inc. ..........           38,267        1,100,559
                  FedEx Corp. ................................           58,608        3,177,726
                  Fifth Third Bancorp ........................          124,244        7,274,486
                  First Data Corporation .....................          157,240        5,567,868
                  First Tennessee National Corporation .......           31,400        1,128,516
                  FirstEnergy Corp. ..........................           61,316        2,021,588
                + Fiserv, Inc. ...............................           39,792        1,350,938
                  FleetBoston Financial Corporation ..........          211,047        5,128,442
                  Fluor Corporation ..........................           15,261          427,308
                  Ford Motor Company .........................          392,599        3,651,171
                + Forest Laboratories, Inc. ..................           38,882        3,818,990
                  Fortune Brands, Inc. .......................           29,415        1,368,092
                  Franklin Resources, Inc. ...................           49,786        1,696,707
                  Freddie Mac ................................          144,903        8,556,522
                + Freeport-McMoRan Copper & Gold,
                    Inc. (Class B) ...........................           36,034          604,650
                  Gannett Co., Inc. ..........................           56,779        4,076,732
                  The Gap, Inc. ..............................          179,293        2,782,627
                + Gateway Inc. ...............................           57,298          179,916
                  General Dynamics Corporation ...............           44,348        3,519,901
                  General Electric Company ...................        2,072,681       50,469,782
                  General Mills, Inc. ........................           80,860        3,796,377
                  General Motors Corporation .................          121,139        4,465,183
                  Genuine Parts Company ......................           33,914        1,044,551
                + Genzyme Corporation ........................           38,580        1,140,811
                  Georgia-Pacific Group ......................           47,367          765,451
                  The Gillette Company .......................          217,501        6,603,330
                  Golden West Financial Corporation ..........           32,948        2,365,996
                  The Goldman Sachs Group, Inc. ..............          100,500        6,844,050
                  The Goodyear Tire & Rubber Company .........           33,593          228,768
                  Great Lakes Chemical Corporation ...........           10,035          239,636
                + Guidant Corporation ........................           64,721        1,996,643
                  H & R Block, Inc. ..........................           41,985        1,687,797
                  H.J. Heinz Company .........................           72,136        2,371,110
                  HCA Inc. ...................................          112,706        4,677,299
                + HEALTHSOUTH Corporation ....................           73,725          309,645
                  Halliburton Company ........................           95,404        1,785,009
                  Harley-Davidson, Inc. ......................           66,759        3,084,266
                + Harrah's Entertainment, Inc. ...............           23,130          915,948
                  The Hartford Financial Services
                    Group, Inc. ..............................           55,325        2,513,415
                  Hasbro, Inc. ...............................           35,094          405,336
                  Health Management Associates, Inc. .........
                    (Class A) ................................           49,800          891,420
                + Hercules Incorporated ......................           22,359          196,759
                  Hershey Foods Corporation ..................           29,228        1,971,136
                  Hewlett-Packard Company ....................          639,417       11,100,279
                  Hilton Hotels Corporation ..................           74,931          952,373
                  The Home Depot, Inc. .......................          490,886       11,761,628
                  Honeywell International Inc. ...............          167,577        4,021,848
                  Household International, Inc. ..............           98,994        2,753,023
                + Humana Inc. ................................           30,104          301,040
                  Huntington Bancshares Incorporated .........           47,929          896,751
                  IMS Health Incorporated ....................           60,265          964,240
                  ITT Industries, Inc. .......................           15,596          946,521
                  Illinois Tool Works Inc. ...................           62,821        4,074,570
                  Ingersoll-Rand Company (Class A) ...........           35,798        1,541,462
                  Intel Corporation ..........................        1,388,131       21,613,200
                  International Business Machines
                    Corporation ..............................          352,967       27,354,942
                  International Flavors & Fragrances Inc. ....           19,496          684,310
                + International Game Technology ..............           19,530        1,482,718
                  International Paper Company ................           99,762        3,488,677
                  The Interpublic Group of
                    Companies, Inc. ..........................           77,786        1,095,227
                + Intuit Inc. ................................           46,352        2,174,836
                  J.C. Penney Company, Inc. ..................           60,698        1,396,661
                  J.P. Morgan Chase & Co. ....................          423,255       10,158,120
                + JDS Uniphase Corporation ...................          315,687          779,747
                + Jabil Circuit, Inc. ........................           37,464          671,355
                  Jefferson--Pilot Corporation ...............           29,736        1,133,239
                  John Hancock Financial Services, Inc. ......           61,242        1,708,652
                  Johnson & Johnson ..........................          619,777       33,288,223
                  Johnson Controls, Inc. .....................           16,110        1,291,539
                + Jones Apparel Group, Inc. ..................           25,860          916,478
                  KB HOME ....................................           13,611          583,231
                + KLA-Tencor Corporation .....................           42,337        1,497,460
                  Kellogg Company ............................           83,765        2,870,626
                  Kerr-McGee Corporation .....................           24,265        1,074,939
                  KeyCorp ....................................           79,810        2,006,423
                  KeySpan Corporation ........................           26,261          925,438
                  Kimberly-Clark Corporation .................          106,723        5,066,141
                  Kinder Morgan, Inc. ........................           26,934        1,138,500
                + King Pharmaceuticals, Inc. .................           46,355          796,842
                  Knight Ridder, Inc. ........................           14,151          895,051
                + Kohl's Corporation .........................           72,709        4,068,068
                + The Kroger Co. .............................          164,624        2,543,441
                + LSI Logic Corporation ......................           68,566          395,626
                  Leggett & Platt, Incorporated ..............           40,516          909,179
                  Lehman Brothers Holdings, Inc. .............           49,078        2,615,367
                + Lexmark International Group, Inc. ..........
                    (Class A) ................................           26,839        1,623,759
                  The Limited, Inc. ..........................           99,944        1,392,220
                  Lincoln National Corporation ...............           39,019        1,232,220
                  Linear Technology Corporation ..............           70,199        1,805,518
                  Liz Claiborne, Inc. ........................           19,838          588,197
                  Lockheed Martin Corporation ................           98,570        5,692,418
                  Loews Corporation ..........................           38,690        1,720,157
                + Louisiana-Pacific Corporation ..............           18,528          149,336
                  Lowe's Companies, Inc. .....................          158,740        5,952,750
                + Lucent Technologies Inc. ...................          666,158          839,359
                  MBIA, Inc. .................................           27,745        1,216,896
                  MBNA Corporation ...........................          263,272        5,007,433
                  MGIC Investment Corporation ................           22,080          911,904
                + Manor Care, Inc. ...........................           19,704          366,691
                  Marathon Oil Corporation ...................           58,447        1,244,337
                  Marriott International, Inc. (Class A) .....           53,927        1,772,580
                  Marsh & McLennan Companies, Inc. ...........          115,598        5,341,784
                  Marshall & Ilsley Corporation ..............           38,600        1,056,868
                  Masco Corporation ..........................           94,579        1,990,888
                  Mattel, Inc. ...............................           88,934        1,703,086
                  Maxim Integrated Products, Inc. ............           62,360        2,060,374
                  The May Department Stores Company ..........           60,428        1,388,635
                  Maytag Corporation .........................           15,803          450,386
                + McDermott International, Inc. ..............           11,755           51,487
                  McDonald's Corporation .....................          249,918        4,018,681
                  The McGraw-Hill Companies, Inc. ............           39,908        2,412,040
                  McKesson HBOC, Inc. ........................           59,284        1,602,447
                  MeadWestvaco Corporation ...................           35,372          874,042
                + MedImmune, Inc. ............................           51,052        1,387,083
                  Medtronic, Inc. ............................          252,740       11,524,944
                  Mellon Financial Corporation ...............           91,016        2,376,428
                  Merck & Co., Inc. ..........................          468,557       26,525,012
                + Mercury Interactive Corp. ..................           20,627          611,591
                  Meredith Corporation .......................            8,821          362,631
                  Merrill Lynch & Co., Inc.** ................          176,467        6,696,923
                  MetLife, Inc. ..............................          147,642        3,992,240
                + Micron Technology, Inc. ....................          121,768        1,186,020
                + Microsoft Corporation++ ....................        1,113,512       57,568,570
                + Millipore Corporation ......................            8,655          294,270
                + Mirant Corporation .........................           82,630          156,171
                  Molex Incorporated .........................           40,062          923,028
                  Monsanto Company ...........................           54,177        1,042,907
                  Moody's Corporation ........................           32,140        1,327,061
                  Morgan Stanley .............................          228,198        9,109,664
                  Motorola, Inc. .............................          463,069        4,005,547
                + NCR Corporation ............................           20,018          475,227
                  NICOR, Inc. ................................            8,054          274,078
                + NVIDIA Corporation .........................           33,520          385,815
                + Nabors Industries, Ltd. ....................           31,215        1,100,953
                  National City Corporation ..................          118,902        3,248,403
                  National Grid Group PLC (ADR) ..............                1               37
                + National Semiconductor Corporation .........           40,386          606,194
                + Navistar International Corporation .........           12,358          300,423
                + Network Appliance, Inc. ....................           76,821          768,210
                  The New York Times Company (Class A) .......           31,047        1,419,779
                  Newell Rubbermaid Inc. .....................           55,054        1,669,788
                  Newmont Mining Corporation .................           91,586        2,658,742
                + Nextel Communications, Inc. (Class A) ......          198,177        2,288,944
                  Nike, Inc. (Class B) .......................           55,210        2,455,189
                  NiSource Inc. ..............................           44,037          880,740
                + Noble Corporation ..........................           32,079        1,127,577
                  Nordstrom, Inc. ............................           27,036          512,873
                  Norfolk Southern Corporation ...............           71,742        1,434,123
                  North Fork Bancorporation ..................           34,300        1,157,282
                  Northern Trust Corporation .................           46,327        1,623,761
                  Northrop Grumman Corporation ...............           37,476        3,635,172
                + Novell, Inc. ...............................           63,824          213,172
                + Novellus Systems, Inc. .....................           33,500          940,680
                  Nucor Corporation ..........................           18,516          764,711

                                      3 & 4

                                                               December 31, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                  Master S&P 500 Index Series (continued)
                  ------------------------------------------------------------------------------
                                                                          Shares
                  Issue                                                   Held           Value
================================================================================================

Common            Occidental Petroleum Corporation ...........           70,329      $ 2,000,860
Stocks          + Office Depot, Inc. .........................           63,258          933,688
(continued)       Omnicom Group Inc. .........................           41,097        2,654,866
                + Oracle Corporation .........................        1,114,685       12,038,598
                  PACCAR Inc. ................................           27,516        1,269,313
                + PG&E Corporation ...........................           73,377        1,019,940
                + PMC--Sierra, Inc. ..........................           43,454          241,604
                  PNC Bank Corp. .............................           61,668        2,583,889
                  PPG Industries, Inc. .......................           33,287        1,669,343
                  PPL Corporation ............................           26,892          932,615
                + Pactiv Corporation .........................           30,325          662,905
                  Pall Corporation ...........................           21,803          363,674
                + Parametric Technology Corporation ..........           46,865          118,100
                  Parker-Hannifin Corporation ................           23,288        1,074,275
                  Paychex, Inc. ..............................           77,258        2,155,498
                  Peoples Energy Corporation .................            7,304          282,300
                + PeopleSoft, Inc. ...........................           60,422        1,105,723
                  The Pepsi Bottling Group, Inc. .............           58,822        1,511,725
                  PepsiCo, Inc. ..............................          359,788       15,190,249
                  PerkinElmer, Inc. ..........................           25,284          208,593
                  Pfizer Inc. ................................        1,283,645       39,241,028
                  Pharmacia Corporation ......................          268,812       11,236,342
                + Phelps Dodge Corporation ...................           21,688          686,425
                  Philip Morris Companies Inc. ...............          436,018       17,671,810
                  Pinnacle West Capital Corporation ..........           17,432          594,257
                  Pitney Bowes Inc. ..........................           50,282        1,642,210
                  Plum Creek Timber Company Inc. .............           32,900          776,440
                + Power-One, Inc. ............................           13,968           79,199
                  Praxair, Inc. ..............................           36,823        2,127,265
                  The Principal Financial Group, Inc. ........           69,900        2,106,087
                  The Procter & Gamble Company ...............          270,798       23,272,380
                  Progress Energy, Inc. ......................           45,126        1,956,212
                + Progress Energy, Inc. ......................              900              117
                  The Progressive Corporation ................           45,340        2,250,224
                + Providian Financial Corporation ............           58,573          380,139
                  Prudential Financial, Inc. .................          112,800        3,580,272
                  Public Service Enterprise Group
                    Incorporated .............................           52,964        1,700,144
                  Pulte Corporation ..........................           12,393          593,253
                + QLogic Corporation .........................           22,008          759,496
                + QUALCOMM Incorporated ......................          164,680        5,992,705
                + Quest Diagnostics Incorporated .............           20,700        1,177,830
                + Quintiles Transnational Corp. ..............           23,586          285,391
                + Qwest Communications
                    International Inc. .......................          340,245        1,701,225
                  R.J. Reynolds Tobacco Holdings, Inc. .......           18,700          787,457
                  R.R. Donnelley & Sons Company ..............           21,625          470,776
                  RadioShack Corporation .....................           36,898          691,469
                + Rational Software Corporation ..............           40,430          420,068
                  Raytheon Company ...........................           78,474        2,413,076
                + Reebok International Ltd. ..................           12,187          358,298
                  Regions Financial Corporation ..............           41,158        1,373,031
                + Robert Half International Inc. .............           31,311          504,420
                  Rockwell Collins ...........................           32,415          753,973
                  Rockwell International Corporation .........           32,415          671,315
                  Rohm and Haas Company ......................           40,403        1,312,289
                  Rowan Companies, Inc. ......................           25,772          585,024
                  Ryder System, Inc. .........................           12,474          279,917
                  SAFECO Corporation .........................           34,122        1,183,010
                  SBC Communications Inc. ....................          692,605       18,776,522
                  SLM Corporation ............................           32,310        3,355,717
                  SUPERVALU Inc. .............................           24,142          398,584
                  SYSCO Corporation ..........................          141,900        4,227,201
                + Sabre Holdings Corporation .................           26,373          477,615
                + Safeway Inc. ...............................           93,458        2,183,179
                + St. Jude Medical, Inc. .....................           41,694        1,656,086
                  The St. Paul Companies, Inc. ...............           46,711        1,590,510
                + Sanmina Corporation ........................          107,763          483,856
                  Sara Lee Corporation .......................          161,841        3,643,041
                  Schering-Plough Corporation ................          298,825        6,633,915
                  Schlumberger Limited .......................          124,154        5,225,642
                  Scientific-Atlanta, Inc. ...................           38,194          452,981
                + Sealed Air Corporation .....................           16,269          606,834
                  Sears, Roebuck & Co. .......................           70,818        1,696,091
                  Sempra Energy ..............................           42,738        1,010,754
                  The Sherwin-Williams Company ...............           28,092          793,599
                + Siebel Systems, Inc. .......................           92,237          689,933
                  Sigma-Aldrich Corporation ..................           19,123          931,290
                  Simon Property Group, Inc. .................           37,100        1,263,997
                  Snap-On Incorporated .......................           11,352          319,105
                + Solectron Corporation ......................          156,912          557,038
                  The Southern Company .......................          155,323        4,409,620
                  SouthTrust Corporation .....................           63,644        1,581,553
                  Southwest Airlines Co. .....................          157,995        2,196,131
                + Sprint Corp. (PCS Group) ...................          203,339          890,625
                  Sprint Corporation .........................          182,881        2,648,117
                  The Stanley Works ..........................           17,543          606,637
                + Staples, Inc. ..............................           99,034        1,812,322
                + Starbucks Corporation ......................           87,912        1,791,647
                  Starwood Hotels & Resorts
                    Worldwide, Inc. ..........................           44,468        1,055,670
                  State Street Corporation ...................           69,623        2,715,297
                + Stilwell Financial, Inc. ...................           41,305          539,856
                  Stryker Corporation ........................           38,155        2,560,964
                + Sun Microsystems, Inc. .....................          705,156        2,193,035
                + Sungard Data Systems Inc. ..................           60,700        1,430,092
                  Sunoco, Inc. ...............................           21,185          702,918
                  SunTrust Banks, Inc. .......................           57,899        3,295,611
                  Symbol Technologies, Inc. ..................           47,111          387,252
                  Synovus Financial Corp. ....................           55,151        1,069,929
                  T. Rowe Price Group Inc. ...................           24,724          674,471
                  TECO Energy, Inc. ..........................           46,896          725,481
                  The TJX Companies, Inc. ....................          112,448        2,194,985
                + TMP Worldwide Inc. .........................           27,239          308,073
                  TXU Corp. ..................................           65,722        1,227,687
                  Target Corporation .........................          186,035        5,581,050
                + Tektronix, Inc. ............................           18,936          344,446
                + Tellabs, Inc. ..............................           84,487          614,220
                  Temple-Inland, Inc. ........................           12,553          562,500
                + Tenet Healthcare Corporation ...............          109,637        1,798,047
                + Teradyne, Inc. .............................           41,332          537,729
                  Texas Instruments Incorporated .............          352,972        5,298,110
                  Textron, Inc. ..............................           25,514        1,096,847
                + Thermo Electron Corporation ................           36,657          737,539
                + Thomas & Betts Corporation .................           11,967          202,242
                  Tiffany & Co. ..............................           29,901          714,933
                  Torchmark Corporation ......................           24,456          893,378
                + Toys `R' Us, Inc. ..........................           49,997          499,970
                  Transocean Inc. ............................           65,641        1,522,871
                + Travelers Property Casualty Corp. (Class B)           211,879        3,104,027
                  Tribune Company ............................           57,942        2,634,043
                  Tupperware Corporation .....................           11,933          179,950
                  Tyco International Ltd. ....................          409,525        6,994,687
                  U.S. Bancorp ...............................          398,565        8,457,549
                  UST Inc. ...................................           32,635        1,090,988
                  Union Pacific Corporation ..................           51,176        3,063,907
                  Union Planters Corporation .................           40,881        1,150,391
                + Unisys Corporation .........................           56,982          564,122
                  United Parcel Service, Inc. (Class B) ......          235,700       14,867,956
                  United States Steel Corporation ............           27,422          359,777
                  United Technologies Corporation ............          100,248        6,209,361
                  UnitedHealth Group Incorporated ............           64,809        5,411,552
                + Univision Communications Inc. (Class A) ....           47,171        1,155,690
                  Unocal Corporation .........................           47,374        1,448,697
                  UnumProvident Corporation ..................           48,067          843,095
                  V. F. Corporation ..........................           22,167          799,120
                + VERITAS Software Corporation ...............           90,981        1,421,123
                  Verizon Communications .....................          569,428       22,065,335
                + Viacom, Inc. (Class B) .....................          367,563       14,981,868
                  Visteon Corporation ........................           26,826          186,709
                  Vulcan Materials Company ...................           19,547          733,013
                  W. W. Grainger, Inc. .......................           18,245          940,530
                  Wachovia Corporation .......................          285,576       10,406,389
                  Wal-Mart Stores, Inc. ......................          919,355       46,436,621
                  Walgreen Co. ...............................          208,524        6,086,816
                  The Walt Disney Company ....................          425,347        6,937,410
                  Washington Mutual, Inc. ....................          196,198        6,774,717
                  Waste Management, Inc. .....................          129,414        2,966,169
                + Waters Corporation .........................           26,920          586,318
                + Watson Pharmaceuticals, Inc. ...............           20,381          576,171
                + WellPoint Health Networks Inc. .............           33,406        2,377,171
                  Wells Fargo Company ........................          353,822       16,583,637
                  Wendy's International, Inc. ................           22,572          611,024
                  Weyerhaeuser Company .......................           45,361        2,232,215
                  Whirlpool Corporation ......................           16,560          864,763
                  The Williams Companies, Inc. ...............          121,186          327,202

                                      5 & 6

                                                               December 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

                  Master S&P 500 Index Series (concluded)
                  ------------------------------------------------------------------------------
                                                                          Shares
                  Issue                                                   Held           Value
================================================================================================

Common            Winn-Dixie Stores, Inc. ................             28,980      $     442,814
Stocks            Wm. Wrigley Jr. Company ................             46,470          2,550,274
(concluded)       Worthington Industries, Inc. ...........             17,567            267,721
                  Wyeth ..................................            276,099         10,326,103
                  XL Capital Ltd. (Class A) ..............             29,105          2,248,361
                  Xcel Energy, Inc. ......................             90,402            994,422
                + Xerox Corporation ......................            148,402          1,194,636
                + Xilinx, Inc. ...........................             74,993          1,544,856
                + YUM! Brands, Inc. ......................             60,034          1,454,023
                + Yahoo! Inc. ............................            119,699          1,957,079
                + Zimmer Holdings, Inc. ..................             39,977          1,659,845
                  Zions Bancorporation ...................             21,402            842,147
                  ------------------------------------------------------------------------------
                  Total Common Stocks (Cost--$2,015,763,982)--97.8%                1,688,331,230
------------------------------------------------------------------------------------------------

Partnership
 Interest                        Short-Term Investments
------------------------------------------------------------------------------------------------

$22,760,915       Merrill Lynch Liquidity Series, LLC Cash Sweep Series I**           22,760,915
------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost--$22,760,915)--1.3%                                22,760,915
------------------------------------------------------------------------------------------------
Total Investments (Cost--$2,038,524,897)--99.1%                                    1,711,092,145
Variation Margin on Financial Futures Contracts*--0.0%                                    44,666
Other Assets Less Liabilities--0.9%                                                   15,567,844
                                                                                  --------------
Net Assets--100.0%                                                                $1,726,704,655
                                                                                  ==============
------------------------------------------------------------------------------------------------

 +    Non-income producing security.
++    All or a portion of security held as collateral in connection with open financial futures contracts.
 *    Financial futures contracts purchased as of December 31, 2002 were as follows:

      --------------------------------------------------------------------------
      Number of                                 Expiration
      Contracts           Issue                    Date                 Value
      --------------------------------------------------------------------------
         164        S&P 500 Stock Index         March 2003           $36,034,900
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Purchased
      (Total Contract Price--$36,461,218)                            $36,034,900
                                                                     ===========
      --------------------------------------------------------------------------

**    Investments in companies considered to be an affiliate of the Series (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the
      Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                     Net                       Dividend/Interest
      Affiliate                   Activity        Net Cost          Income
      --------------------------------------------------------------------------
      Merrill Lynch & Co.             27,570    $ 1,282,303    $   104,987
      Merrill Lynch Liquidity    $22,760,915     22,760,915         61,040
      Series, LLC Cash Sweep
      Series I
      --------------------------------------------------------------------------

      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MASTER
S&P 500
INDEX SERIES    As of December 31, 2002
----------------------------------------------------------------------------------------------------------------------

Assets:         Investments, at value (including securities loaned of $535,314,383)
                (identified cost--$2,038,524,897) .................................                    $ 1,711,092,145
                Investments held as collateral for loaned securities, at value ....                        550,276,850
                Cash ..............................................................                             51,158
                Receivables:
                  Contributions ...................................................    $ 23,874,584
                  Dividends .......................................................       2,699,271
                  Variation margin ................................................          44,666
                  Interest ........................................................          31,245
                  Loaned securities income ........................................          16,676
                  Securities sold .................................................           7,895         26,674,337
                                                                                       ------------
                Prepaid expenses ..................................................                             20,048
                                                                                                       ---------------
                Total assets ......................................................                      2,288,114,538
                                                                                                       ---------------
----------------------------------------------------------------------------------------------------------------------
Liabilities:    Collateral on securities loaned, at value .........................                        550,276,850
                Payables:
                  Withdrawals .....................................................      10,981,579
                  Investment adviser ..............................................           7,708         10,989,287
                                                                                       ------------
                Accrued expenses ..................................................                            143,746
                                                                                                       ---------------
                Total liabilities .................................................                        561,409,883
                                                                                                       ---------------
----------------------------------------------------------------------------------------------------------------------
Net Assets:     Net assets ........................................................                    $ 1,726,704,655
                                                                                                       ===============
----------------------------------------------------------------------------------------------------------------------
Net Assets      Investors' capital ................................................                    $ 2,054,563,725
Consist of:     Unrealized depreciation on investments--net .......................                       (327,859,070)
                                                                                                       ---------------
                Net assets ........................................................                    $ 1,726,704,655
                                                                                                       ===============
----------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

                                      7 & 8

                                                               December 31, 2002

STATEMENT OF OPERATIONS

MASTER
S&P 500
INDEX SERIES          For the Year Ended December 31, 2002
-------------------------------------------------------------------------------------------------------------

Investment            Dividends (net of $78,432 foreign withholding tax) .                      $  29,349,446
Income:               Interest ...........................................                            834,621
                      Securities lending--net ............................                            267,064
                                                                                                -------------
                      Total income .......................................                         30,451,131
                                                                                                -------------
-------------------------------------------------------------------------------------------------------------
Expenses:             Accounting services ................................    $     358,967
                      Professional fees ..................................          127,824
                      Investment advisory fees ...........................           93,240
                      Custodian fees .....................................           57,655
                      Trustees' fees and expenses ........................           27,273
                      Printing and shareholder reports ...................            4,998
                      Other ..............................................           71,002
                                                                              -------------
                      Total expenses .....................................                            740,959
                                                                                                -------------
                      Investment income--net .............................                         29,710,172
                                                                                                -------------
-------------------------------------------------------------------------------------------------------------
Realized &            Realized loss from:
Unrealized Loss         Investments--net .................................      (82,781,943)
On Investments &        Foreign currency transactions--net ...............             (177)      (82,782,120)
Foreign Currency                                                              -------------
Transactions--Net:    Change in unrealized appreciation/depreciation on
                      investments--net ...................................                       (435,785,828)
                                                                                                -------------
                      Total realized and unrealized loss on investments
                      and foreign currency transactions--net .............                       (518,567,948)
                                                                                                -------------
                      Net Decrease in Net Assets Resulting from Operations                      $(488,857,776)
                                                                                                =============
-------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Year Ended
MASTER                                                                                             December 31,
S&P 500                                                                               -----------------------------------
INDEX SERIES    Increase (Decrease) in Net Assets:                                           2002                2001
-------------------------------------------------------------------------------------------------------------------------

Operations:     Investment income--net ...........................................    $    29,710,172     $    23,558,016
                Realized loss on investments--net ................................        (82,782,120)        (28,757,480)
                Change in unrealized appreciation/depreciation on investments--net       (435,785,828)       (207,282,579)
                                                                                      ---------------     ---------------
                Net decrease in net assets resulting from operations .............       (488,857,776)       (212,482,043)
                                                                                      ---------------     ---------------
-------------------------------------------------------------------------------------------------------------------------
Capital         Proceeds from contributions ......................................        589,333,536         976,860,074
Transactions:   Fair value of withdrawals ........................................       (267,267,758)       (585,512,826)
                                                                                      ---------------     ---------------
                Net increase in net assets derived from capital transactions .....        322,065,778         391,347,248
                                                                                      ---------------     ---------------
-------------------------------------------------------------------------------------------------------------------------
Net Assets:     Total increase (decrease) in net assets ..........................       (166,791,998)        178,865,205
                Beginning of year ................................................      1,893,496,653       1,714,631,448
                                                                                      ---------------     ---------------
                End of year ......................................................    $ 1,726,704,655     $ 1,893,496,653
                                                                                      ===============     ===============
-------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MASTER               The following ratios have been derived                       For the Year Ended December 31,
S&P 500              from information provided in the         ----------------------------------------------------------------------
INDEX SERIES         financial statements.                       2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------

Total Investment                                                 (22.22%)       (11.97%)            --             --             --
Return:*                                                      ==========     ==========     ==========     ==========     ==========
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .............................         .04%           .05%           .07%           .07%           .10%
Net Assets:                                                   ==========     ==========     ==========     ==========     ==========
                     Investment income--net ...............        1.59%          1.29%          1.16%          1.33%          1.56%
                                                              ==========     ==========     ==========     ==========     ==========
------------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands)   $1,726,705     $1,893,497     $1,714,631     $1,690,336     $1,118,220
Data:                                                         ==========     ==========     ==========     ==========     ==========
                     Portfolio turnover ...................        4.59%          3.21%          9.71%         29.91%         25.97%
                                                              ==========     ==========     ==========     ==========     ==========
------------------------------------------------------------------------------------------------------------------------------------

*     Total return is required to be disclosed for fiscal years beginning after
      December 15, 2000.

      See Notes to Financial Statements.

                                     9 & 10

                                                               December 31, 2002

NOTES TO FINANCIAL STATEMENTS

MASTER
S&P 500
INDEX SERIES

1. Significant Accounting Policies:

Master S&P 500 Index Series (the "Series") is part of Quantitative Master Series
Trust (the "Trust"). The Trust is registered under the Investment Company Act of
1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with accounting principles generally accepted in the United States of
America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the
Series.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last quoted bid price at the close of trading on the New York Stock Exchange on each day by brokers that make markets in the securities. Securities traded in the
NASDAQ National Market System are valued at the last sale price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price
(options written) or the last bid price (options purchased). Other investments, including futures contracts and related options, are stated at market value.
Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Series may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on such futures contracts as a proxy for a direct investment in securities underlying the Series' index. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Series is authorized to purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to)
the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Series is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Series will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Series.
Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the series can satisfy the requirements of subchapter
M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates.
Interest income is recognized on the accrual basis.

(f) Securities lending -- The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S.
government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.
Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower.
Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset
Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc.
("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML
& Co."), which is the limited partner.

FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .005% of the average daily value of the Series' net assets.

The Trust has received an exemptive order from the Securities and Exchange
Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch
Investment Advisors, LLC ("MLIA"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIA may, on behalf of the Trust and the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by MLIA or in registered money market funds advised by FAM or its affiliates. As of December 31, 2002, cash collateral of
$291,646,731 was invested in the Money Market Series of the Merrill Lynch
Liquidity Series, LLC and $258,630,119 was invested in the Merrill Lynch Premier
Institutional Fund. As of December 31, 2002, the Series lent securities with a value of $151,182,378 to MLPF&S. For the year ended December 31, 2002, MLIA received $123,306 in securities lending agent fees from the Series.

Merrill Lynch Trust Company ("MLTC"), an indirect, wholly-owned subsidiary of ML
& Co., is the Series' custodian.

In addition, MLPF&S received $862 in commissions on the execution of portfolio transactions for the Series for the year ended December 31, 2002.

For the year ended December 31, 2002, the Series reimbursed FAM $41,620 for certain accounting services.

                                     11 & 12

                                                               December 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

MASTER
S&P 500
INDEX SERIES

Certain officers and/or trustees of the Series are officers and/or directors of
FAM, PSI, MLTC, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $422,056,297 and $83,133,099, respectively.

Net realized losses for the year ended December 31, 2002 and net unrealized losses as of December 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                                 Losses               Losses
--------------------------------------------------------------------------------
Long-term investments ................       $ (72,369,989)       $(327,432,752)
Financial futures contracts ..........         (10,411,954)            (426,318)
Foreign currency transactions ........                (177)                  --
                                             -------------        -------------
Total ................................       $ (82,782,120)       $(327,859,070)
                                             =============        =============
--------------------------------------------------------------------------------

As of December 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $402,863,518, of which $101,635,643 related to appreciated securities and $504,499,161 related to depreciated securities. At December 31,
2002, the aggregate cost of investments for Federal income tax purposes was
$2,113,955,663.

4. Short-Term Borrowings:

The Series, along with certain other funds managed by FAM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders.
Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to
$500,000,000. The Series may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of
..09% per annum based on the Series pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Series did not borrow under the credit agreement during the year ended December 31, 2002.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors, Master S&P 500 Index Series (One of the
series constituting Quantitative Master Series Trust):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master S&P 500 Index Series (one of the series constituting Quantitative Master Series Trust) as of December 31, 2002, the
related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Trust's management.
Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master S&P 500 Index
Series of the Quantitative Master Series Trust as of December 31, 2002, the
results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
Princeton, New Jersey
February 18, 2003

                                   Appendix A

                               Ratings Definitions

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM (TAXABLE) BOND RATINGS

Aaa: Bonds rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa"
securities.

A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of the desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier
"2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

SHORT-TERM RATINGS - TAXABLE DEBT

These ratings apply to the ability of issuers to honor senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The
McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA:  Bonds rated "AA" differ from the highest rated bonds only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated "BB" are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated "B" are more vulnerable to nonpayment than bonds rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Bonds rated "CC" are currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: Bonds rated "D" are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The
"r" symbol is attached to the ratings of instruments with significant noncredit risks.

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term bond rated "A-1" is rated in the highest category by Standard
& Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term bond rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term bond rated "A-3" exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term bond rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term bond rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term bond rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch, Inc.

INTERNATIONAL LONG-TERM CREDIT RATINGS

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B:  Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                       B-1
                                   Appendix B

                            Industry Classifications

Aerospace & Defense                     Household Products
Air Freight & Couriers                  Industrial Conglomerates
Airlines                                Insurance
Auto Components                         Internet & Catalog Retail
Automobiles                             Internet Software & Services
Banks                                   Information Technology Consulting &
                                        Services
Beverages Leisure Equipment & Products Biotechnology Machinery Building Products
Marine Chemicals Media Commercial Services & Supplies Metals & Mining
Communications Equipment Multiline Retail Computers & Peripherals
Multi-Utilities Construction & Engineering Office Electronics Construction
Materials Oil & Gas Containers & Packaging Paper & Forest Products Distributors
Personal Products Diversified Financials Pharmaceuticals Diversified
Telecommunication Services Real Estate Electric Utilities Road & Rail Electrical
Equipment Semiconductor Equipment & Products Electronic Equipment & Instruments
Software Energy Equipment & Services Specialty Retail Food & Drug Retailing
Textiles & Apparel Food Products Tobacco Gas Utilities Trading Companies &
Distributors Health Care Equipment & Supplies Transportation Infrastructure
Health Care Providers & Services Water Utilities Hotels Restaurants & Leisure
Wireless Telecommunication Services Household Durables

                                      C-11
                                   Appendix C

        OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor,
Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement
Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans, 3) employee benefit plans3
         4) Group Retirement Plans4 5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional IRAs,
            Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the "Transfer
Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the
"Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request. I.

 Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial
Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge
(unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and
Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."5 This waiver
provision applies to: |_| Purchases of Class A shares aggregating $1 million or
more. |_| Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified Retirement
            Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements: 1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment
            Management, L.P. ("MLIM"), that are made available under a Service
            Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM
            (the funds described in (a) and (b) are referred to as "Applicable
            Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill
            Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds)
            invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

      II.

            Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any Class
A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.

|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
         relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

|_|      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the
         Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|      Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|      Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|      A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code),
         in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for Value
         Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|      A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for Value
         Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December
         31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
         (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund,
         Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|      Shares purchased with the proceeds of maturing principal units of any
         Qualified Unit Investment Liquid Trust Series.
|_|      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|      To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: 1)
         Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact. 4) Hardship withdrawals, as defined in the plan.6 5) Under a Qualified Domestic
         Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries. 9) Separation from service.7
         10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the
            Distributor.
         11)Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored
            IRA.
|_|      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the
         Distributor.
|_|      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.    Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer
                                        Funds
--------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be
waived for redemptions of shares in the following cases: |_| Shares redeemed
involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security
         Administration.

|_|      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|      Redemptions requested in writing by a Retirement Plan sponsor of Class
         C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class
         C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.
|_|      Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes: 1) Following the death or disability
         (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account. 3)
         To return contributions made due to a mistake of fact. 4) To make hardship withdrawals, as defined in the plan.9 5) To make distributions required under a Qualified Domestic
            Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
         Revenue Code.
         7) To make "substantially equal periodic payments" as described in
         Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.10 9) On account of the participant's separation from service.11 10) Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the
            Distributor.
         11)Distributions made on account of a plan termination or "in-service"
            distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)For distributions from a participant's account under an Automatic
            Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C
shares sold or issued in the following cases: |_| Shares sold to the Manager or
its affiliates.
|_|      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Shares issued in plans of reorganization to which the Fund is a party. |_|
Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
         Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.
IV.        Special Sales Charge Arrangements for Shareholders of Certain
      Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A,
Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.
To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value
   Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer Quest Global
   Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24,
1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value
   National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California
   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_|      acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_|      purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations"
formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for
Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information.
Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the
Distributor.

|X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o           Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o           Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.
The Class A contingent deferred sales charge will not apply to redemptions of
Class A shares purchased by the following investors who were shareholders of any
Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the
following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o           withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed
            10% of the initial value of the account value, adjusted annually,
            and
o           liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but
Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: o redemptions following the death or disability of the shareholder(s) (as
            evidenced by a determination of total disability by the U.S.
            Social Security Administration);
o           withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o           liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.
V.         Special Sales Charge Arrangements for Shareholders of Certain
          Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                            Investment Accounts, Inc.
---------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account Connecticut Mutual Total Return Account
   Connecticut Mutual Government Securities Account CMIA LifeSpan Capital
   Appreciation Account Connecticut Mutual Income Account CMIA LifeSpan Balanced
   Account Connecticut Mutual Growth Account CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC").
Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: 1)
         persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the
            Fund's policies on Combined Purchases or Rights of Accumulation, who
            still hold those shares in that Fund or other Former Connecticut
            Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the
            Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
            Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the
            Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former Connecticut
            Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the
            Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the
      Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
   4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.       Special Reduced Sales Charge for Former Shareholders of Advance
                                America Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those
Oppenheimer funds on October 18, 1991, and who held shares of Advance America
Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII.     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                            Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase
those shares at net asset value without sales charge: |_| the Manager and its
affiliates, |_| present or former officers, directors, trustees and employees
(and
         their "immediate families" as defined in the Fund's Statement of
         Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|      dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|      employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers
         (and whose identity is made known to the Distributor) or with the
         Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
      |_|dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the
         Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|      dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Select Managers

Internet Web Site:
      WWW.OPPENHEIMERFUNDS.COM

Investment Adviser for OSM - Mercury Advisors S&P 500 Index Fund and
OSM - Mercury Advisors Focus Growth Fund

      Mercury Advisors
      800 Scudders Mill Road
      Plainsboro, New Jersey 08536

Investment Adviser for OSM - QM Active Balanced Fund, OSM - Jennison Growth
Fund, OSM - Salomon Brothers All Cap Fund and OSM - Gartmore Millennium
Growth Fund II

      OppenheimerFunds, Inc.
      498 Seventh Avenue
      New York, New York 10018

Distributor
      OppenheimerFunds Distributor, Inc.
      498 Seventh Avenue
      New York, New York 10018

Transfer Agent
      OppenheimerFunds Services

      P.O. Box 5270 Denver, Colorado 80217 1.800.CALL.OPP (225.5677)

Custodian Bank for the Funds

      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Custodian Bank for Master Focus Twenty Trust

      The Bank of New York
      23 William Street
      New York, New York 10286

Custodian Bank for the S&P 500 Index Series of the Quantitative
Master Series

Trust
      Merrill Lynch Trust Company
      800 Scudders Mill Road
      Plainsboro, New Jersey 08536

Independent Auditors
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado  80202

Counsel to the Funds                      Counsel to the Independent Trustees
      Myer, Swanson, Adams & Wolf, P.C. Mayer, Brown, Rowe & Maw
      1600 Broadway                             1675 Broadway
      Denver, Colorado 80202                    New York, New York 10019

PX0000.0303

--------
1. In accordance with Rule 12b-1 of the Investment Company Act, the term
"Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
2 In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions"
mean "repurchases" of shares.
3 An "employee benefit plan" means any plan or arrangement, whether or not it is
"qualified" under the Internal Revenue Code, under which Class N shares of an
Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons
(the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in
(or who are eligible to participate in) the plan purchase shares of an
Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans,
SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
5 However, that concession will not be paid on purchases of shares in amounts of
$1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
6 This provision does not apply to IRAs.
7 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
8 The distribution must be requested prior to
Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
9 This provision does not apply to IRAs.
10 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan. 11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.